THIS AGREEMENT is made on the                 day of

1998
BETWEEN:
(1)	THE PERSONS whose names, registered numbers and registered
or principal offices are set out in Part 1 of Schedule 1 in their capacity as providers of MPAS (the "Host PESs")
(2)	THE PERSONS whose names, registered numbers and registered
or principal offices are set out in Part 2 of Schedule 1 (the
"Suppliers")
(3)	ENERGY POOL FUNDS ADMINISTRATION LIMITED
(registered no. 2444187) whose registered office is at 185 Park Street, London SE1 9DY
(4)	SCOTTISH ELECTRICITY SETTLEMENTS LIMITED a
company incorporated in Scotland (registered no. SC169212)
whose registered office is at
Plaza Tower, East Kilbride, G74 1LW ("SESL")
(5)	MRA SERVICE COMPANY LIMITED, (registered no.
3490321) whose registered office is at Exchange House, Primrose Street, London EC2A 2HS ("MRASCO")

WHEREAS:

(A)	Each Host PES is required to prepare a form of agreement to be known as the Master Registration Agreement, in conjunction and co-operation with all other Public Electricity Suppliers, pursuant to Condition 11A paragraph 4 of the PES Licence in England and
Wales and Condition 8A of Part V, paragraph 5 of the PES Licence in Scotland.

(B)	Paragraph 6 of Condition 11A of the PES Licence for England and
Wales and paragraph 6 of Condition 8A of Part V of the PES
Licence in Scotland set out the requirements relating to the Master Registration Agreement.

(C)	Each Host PES is required to become a party to and comply with the provisions of the Master Registration Agreement pursuant to paragraph 7 of Condition 11A of the PES Licence for England and Wales and paragraph 7 of Condition 8A of Part V of the PES
Licence in Scotland.

(D)	Each Supplier that holds a Second Tier Supply Licence is required to become a party to and comply with the provisions of the Master
Registration Agreement pursuant to Condition 25 of the Second
Tier Supply Licence in England and Wales and the corresponding provision of the Second Tier Supply Licence in Scotland.

(E)	Each Host PES and Supplier has accordingly agreed to enter into this Agreement on the basis of the terms and conditions set out below.

(F)	The Pool Agent has agreed to enter into this Agreement as trustee and agent for Pool Members.

(G)	SESL has agreed to enter into this Agreement on behalf of the parties to the Settlement Agreement for Scotland to procure the fulfilment of those parties' requirements.

PART I: PRELIMINARY
1. DEFINITIONS AND INTERPRETATION
1.1 Definitions
	In this Agreement:
	"Accept"				means, in relation to a File or
Message, to accept such File
or Message on the grounds
that it complies with the
Validation Procedures of the
relevant Host PES's MPAS
Registration System and
"Acceptance" shall be
construed accordingly.  For
the avoidance of doubt
Acceptance shall not involve
any subjective judgement by
the Host PES;
	"Act"					means the Electricity Act
1989;
	"Accession Agreement"		means an agreement in the
form set out in Schedule 4;
	"Accreditation"			has the meaning given to that
term in the Settlement
Agreement and "Accredited"
shall be construed
accordingly;
	"Affiliate"				in relation to any party, means
any holding company of that
party, any subsidiary of that
party or any subsidiary of a
holding company of that
party, in each case within the
meaning of Sections 736,
736A and 736B of the
Companies Act 1985 save
that, for the purposes of this
Agreement, SESL shall be
deemed not to be an Affiliate
of any Host PES;
	"Application for Registration"	means an application by a
Supplier to be Registered
against Supply Number core
data;
	"Authorised Area"			means:
(i)	in respect of a Host
PES located in
England and Wales,
the area from time to
time comprised in
schedule 1 to its PES
Licence;
(ii)	in respect of a Host
PES located in
Scotland, the
authorised supply area
from time to time
comprised in
paragraph 1 of
schedule 2 to its PES
Licence;
	"Authorised Electricity Operator"	means any person who is
authorised, by licence granted
under Section 6 or exemption
granted under Section 5 of
the Act, to generate, transmit
or supply electricity and any
person transferring electricity
to or from England and Wales
across an interconnector or
who has made an application
for use of interconnector
which has not been refused;
"Bulk Supply Point Group"		has the meaning given to that
term in the Settlement
Agreement for Scotland;
"Central Allocation System"	has the meaning given to that
term in the Settlement
Agreement for Scotland;
"Certification"			has the meaning given to that
term in the Settlement
Agreement and "Certified"
shall be construed
accordingly;
"Change Proposal"			means a notice in writing
from any party or parties
suggesting an amendment to
this Agreement or a
Settlement Agreement or the
Data Transfer Catalogue, it
being recognised that an
amendment may relate
exclusively to the Pool
Requirements or the Scottish
Settlement Requirements;
"Chief Executive's Office"		has the meaning given to that
term in the Pooling and
Settlement Agreement;
"Competent Authority"		means the Secretary of State,
the Director and any local or
national agency, authority,
department, inspectorate,
minister, ministry, official, or
public or statutory person
(whether autonomous or not)
of, or of the government of,
the United Kingdom or the
European Union;
"Condition 2 Statement"		means, in relation to each
Host PES whose Authorised
Area is in Scotland, the
statement in relation to
charges for use of system for
the time being in force
pursuant to Condition 2 of
Part VI of the PES Licence
for Scotland;
"Condition 8 Statement"		means, in relation to each
Host PES whose Authorised
Area is in England and Wales,
the statement in relation to
charges for use of system for
the time being in force
pursuant to Condition 8 of
the PES Licence for England
and Wales;
"Condition 8E Statement"		means, in relation to each
Host PES whose Authorised
Area is  in Scotland, the
statement in relation to
charges for Metering and
Data Services for the time
being in force pursuant to
Condition 8E of Part V of the
PES Licence for Scotland;
"Condition 11E Statement"		means, in relation to each
Host PES whose Authorised
Area is  in England and
Wales, the statement in
relation to charges for
Metering and Data Services
for the time being in force
pursuant to Condition 11E of
the PES Licence for England
and Wales;
"Confidential Information"		means, in relation to a party,
all data or other information
supplied to that party by
another party under or
pursuant to the provisions of
this Agreement and where the
party is a Host PES any
information which is held in
respect of a Customer which
information was previously
acquired by that Host PES
through its  Distribution
Business;
"Connection Agreement"		has the meaning given to that
term in the relevant
Settlement Agreement;
"Controlled Market Start Up"	means the phased
implementation by the
Director, following the
direction given by the
Director in relation to the
relevant Host PES's
Authorised Area, of
arrangements designed to
facilitate competition in the
supply of electricity effected
in accordance with Condition
3 of the Second Tier Supply
Licence for England and
Wales and Condition 3 of
Part V of the Second Tier
Supply Licence for Scotland;
	"Customer"				means any person supplied or
entitled to be supplied with
electricity by a Supplier or, as
the case may be, by any
Affiliate or Related
Undertaking of a Supplier but
shall not include any
Authorised Electricity
Operator in its capacity as
such;
	"Data Aggregator"			means a person Accredited
and appointed by a Supplier
to collate and sum meter
reading data (whether actual
or estimated) and to deliver
such data to any relevant
person to whom such Data
Aggregator has an obligation
to deliver such data for
Settlement purposes;
	"Data Collector"			means a person Accredited
and appointed to:
(i)	retrieve and verify
meter reading data
from electricity meters
and to deliver such
data to any relevant
person to whom such
Data Collector has an
obligation to deliver
such data for the
purposes of data
processing; and
(ii)	process, validate and
(where necessary)
estimate meter reading
data and to deliver
such data to any
relevant person to
whom such Data
Collector has an
obligation to deliver
such data for the
purposes of data
aggregation;
	"Data Protection Act"		means the Data Protection
Act 1984;
	"Data Transfer Catalogue"		means the catalogue of data
flows, data definitions and
data formats in the form
approved under this
Agreement from time to time,
the version of which at the
date of this Agreement shall
be initialled by MEC
Members for the purposes of
identification at the first
meeting of MEC;
	"Data Transfer Network"		means the electronic network
provided as part of the Data
Transfer Service;
	"Data Transfer Service"		means the service provided by
the Data Transfer Service
Controller and described in
Condition 11B of the PES
Licence for England and
Wales and Condition 8B of
Part V of the PES Licence for
Scotland;
	"Data Transfer Service		means the agreement dated
30th July
	Agreement"				1997 between the Data
Transfer Service Controller
and users of the Data
Transfer Service;
	"Data Transfer Service		means the body established by
all Public
	Controller"				Electricity Suppliers to
provide the Data Transfer
Service;
	"De-Registration Notice"		means a notice received by
the Host PES from its
Distribution Business
instructing the Host PES to
prevent any further
Registrations being made in
relation to a Metering Point;
	"Designated Premises"		has the meaning given to that
term in each PES Licence;
	"Directed Supplier"			has the meaning given to that
term in Clause 26.1;
	"Directive"				includes any present or future
directive, requirement,
instruction, direction or rule
of any Competent Authority
(but only, if not having the
force of law, if compliance
with the Directive is in
accordance with the general
practice of persons to whom
the Directive is addressed)
and includes any
modification, extension or
replacement thereof then in
force;
	"Director"				means the Director General of
Electricity Supply appointed
for the time being pursuant to
the Act;
"Disclose"				means disclose, reveal, report,
publish or transfer and
"Disclosure" shall be
construed accordingly;
"Dispute"				has the meaning given to that
term in Clause 37;
"Disputes Committee"		has the meaning given to that
term in Clause 37.3;
"Disputing Party"		has the meaning given to that term in
Clause 37.2;
	"Distribution Business"		in respect of each Host PES,
has the meaning given to that
term in that Host PES's PES
Licence;
	"Distribution System"		in respect of each Host PES,
has the meaning given to the
phrase "Licensee's
Distribution System" in that
Host PES's PES Licence;
	"Domestic Premises"			means Premises at which a
supply is taken wholly or
mainly for domestic purposes;
	"Energisation Status"		means data item 14 of
Schedule 2 for a Metering
Point;
	"ERS"					means the electronic
registration system operated
by the Settlement System
Administrator in England and
Wales pursuant to the terms
of the Pooling and Settlement
Agreement;
"Export Metering Point"		means the point represented
by a single meter installed at
Premises (or any part of
Premises) which is capable of
measuring the quantity of the
electricity delivered to a Host
PES's Distribution System
and/or Transmission System
which has been generated by
a generating set that is
connected to that meter;
"Extra Votes"			has the meaning given to that
term in Clause 6.9;
"Event of Default"			has the meaning given to that
term in Clause 34.1;
"Files"					means one or more Messages;
"Final Reconciliation Run"		has the meaning given to that
term in the relevant
Settlement Agreement;
"Financial Year"			means the period from and
including the date of this
Agreement to and including
the next following 31st March
and each period from 1st
April to 31st March
thereafter, provided that the
final Financial Year shall, in
the event of termination of
this Agreement otherwise
than on the anniversary of the
last day of the first Financial
Year, be such shorter period
as shall end on the date of
termination;
"Force Majeure" 			means any event or
circumstance which is beyond
the reasonable control of any
party and which results in or
causes the failure of that party
to perform any of its
obligations under this
Agreement including act of
God, strike, lockout or other
industrial disturbance, act of
the public enemy, war
declared or undeclared, threat
of war, terrorist act,
blockade, revolution, riot,
insurrection, civil commotion,
public demonstration,
sabotage, act of vandalism,
lightning, fire, storm, flood,
earthquake, accumulation of
snow or ice, explosion, fault
or failure of plant or
apparatus which (in each
case) could not have been
prevented by either Good
Industry Practice in England
and Wales or as the case may
be a Reasonable and Prudent
Operator in Scotland,
governmental restraint, Act of
Parliament, other legislation,
bye law and Directive (not
being any order, regulation or
direction under Section 32,
33, 34 or 35 of the Act),
provided that lack of funds
shall not be interpreted as a
cause beyond that party's
reasonable control;
"Forum Chairman"			has the meaning given to that
term in Clause 7.22;
	"Full Refresh"			means the provision of all
data items in Instruction
Format (as defined in the
Data Transfer Catalogue) for
all Metering Points in respect
of which the Supplier or Data
Aggregator requiring the Full
Refresh is or has been either
Registered or appointed, as
the case may be during the
period of two years prior to
the date of production of the
Full Refresh under Clause 22.
The Full Refresh shall include
all data items that have been
held on the MPAS
Registration System in
respect of the relevant
Metering Points for the
period of Registration or
appointment, as the case may
be;
	"Gateway"				has the meaning given to that
term in the Data Transfer
Service Agreement;
	"Good Industry Practice"		means the exercise of that
degree of skill, diligence,
prudence and foresight which
would reasonably and
ordinarily be expected from a
skilled and experienced
operator engaged in the same
type of undertaking under the
same or similar
circumstances;
	"Grid Supply Point"			has the meaning given to that
term in the Pooling and
Settlement Agreement;
	"GSP Group"				has the meaning given to that
term in the Pooling and
Settlement Agreement;

	"Initial Settlement and		has the meaning given to that
term in the
	Reconciliation Agent"		Pooling and Settlement
Agreement;

"Line Loss
Factor (LLF)/
DUoS Code"
means data item 6 of
Schedule 2 for a Metering
Point;

"Market Auditor"			has the meaning given to that
term in the Settlement
Agreement for Scotland;
	"Market Domain Data"		has the meaning given to that
term in the Settlement
Agreement;
"Market Domain ID"		has the meaning given to that
term in the Data Transfer
Service Agreement;
"Master Connection and Use of	means the agreement of that
name dated 30th
System Agreement"			March 1990 governing
connection to and use of
NGC's transmission system;
"Master Registration Agreement	means the body constituted
pursuant to the terms
Forum" or "MRA Forum"		of Clause 7;
"Measurement Class"		has the meaning given to that
term in the Settlement
Agreement;
"MEC Chairman"			has the meaning given to that
term in Clauses 6.22 and
6.24;
"MEC Member"			has the meaning given to that
term in Clause 6.3;
"Message"				means electronic data flows
between Data Transfer
Service users which conform
to the Data Transfer
Catalogue and User File
Design Specification;
"Message Receipt Working Day"	has the meaning given to that
term in Clause 14.3;
"Metering and Data Services"	has the meaning given to that
term in each PES Licence;
	"Metering Point"			means the point, determined
according to the principles
and guidance given at
Schedule 9, at which a supply
to (export) or from (import) a
Host PES's Distribution
System and/or Transmission
System:
(a)	is or is intended to be
measured; or
(b)	where metering
equipment has been
removed, was or was
intended to be
measured; or
(c)	in the case of an
Unmetered Supply
under the Unmetered
Supplies Procedure, is
deemed to be
measured,
where in each case such
measurement is for the
purposes of ascertaining the
Supplier's Settlement
liabilities under the Pooling
and Settlement Agreement, or
the volumes allocated to that
Supplier under the Settlement
Agreement for Scotland;
	"Metering Point Administration	means, in respect of any
Metering Point,
	Data (MPAD)"			all data items as set out in
Schedule 2;
	"Metering Point Administration	means the service to be
provided by each Host
	Service (MPAS)"			PES pursuant to Condition
11A of the PES Licence for
England and Wales or
Condition 8A of Part V of the
PES Licence for Scotland, as
the case may be;
	"Meter Operator" 			means a person Accredited
and appointed by a Supplier,
or, where applicable, a
Customer to:
						(i)	provide metering
equipment whether by
way of sale, hire or
loan;
						(ii)	install, commission,
test, repair and
maintain metering
equipment; and
(iii)	maintain related
technical information;
	"Meter Standing Data"		means the data (as specified
in the Data Transfer
Catalogue) relating to the
configuration of any metering
equipment which is required
to operate that equipment in
an effective manner;
"Migrate"				means, in relation to a
Metering Point, to enter
values for data items listed in
Schedule 2 for that Metering
Point (apart from data items 1
to 3, 18 and 19) into the
relevant Host PES's MPAS
Registration System and to
set the 1998 Trading
Arrangement Indicator for
that Metering Point to "Y"
and "Migration" shall be
construed accordingly;
	"MPAS Registration System"	means, in respect of each
Host PES, the information
technology system used by
that Host PES to provide
MPAS;
"MRA Executive Committee"	means the body constituted
pursuant to the terms
or "MEC"				of Clause 6;
"New Connection"			has the meaning given to that
term in Clause 20.1.1;
"New Metering Point"		has the meaning given to that
term in Clause 20.1;
	"New Party"				has the meaning given to that
term in Clause 4.1;
	"New Supplier"			has the meaning given to that
term in Clause 15.10;
"Nominated Agreements"		means:
(i)	this Agreement;
(ii)	the Settlement Agreements;
(iii)	any Connection
Agreement;
(iv)	the Data Transfer
Service Agreement;
(v)	any other agreement
to provide a Metering
and Data Service;


(vi)	any other agreement
specified as such from
time to time by MEC;
and
(vii)	any agreement which
the Director from time
to time approves as a
Nominated Agreement;
	"Non PES Supplier"			has the meaning given to that
term in Clause 6.3.3;

	"Non PES Supplier			has the meaning given to that
term in Clause 7.4;
	Representative"
	"Notice of Objection"		has the meaning given to that
term in Clause 16.1;
	"Objection Raising Period"		means the period from and
including the time that the
notification to the Old
Supplier pursuant to Clause
15.10 is sent from the MPAS
Registration System to the
relevant Host PES's Gateway
up to but not including 18:00
hours on the fifth Operational
Working Day thereafter;
	"Objection Resolution Period"	means the period from and
including the time that the
Message confirming that the
Notice of Objection has been
Accepted is sent from the
relevant MPAS Registration
System to  the relevant Host
PES's Gateway up to but not
including 18:00 hours on the
fifth Operational Working
Day thereafter;
	"Old Supplier"			means, in relation to a
Supplier's Application for
Registration, the Supplier
which was or, as the case may
be, will be Registered in
respect of that Metering Point
immediately prior to the
Supply Start Date included in
the first mentioned Supplier's
Application for Registration;
	"Operating Agent"			has the meaning given to that
term in the Settlement
Agreement for Scotland;
	"Operational Working Day"	has the meaning given to the
term 'working day' in Section
64 of the Act as applicable to
the Host PES in whose
Authorised Area the relevant
Metering Point is located;
	"party"				means each of the Host PESs,
the Suppliers, the Pool Agent
and SESL but, except where
the context requires, shall not
include MRASCO, and
"parties" shall be construed
accordingly;
"Performance Assurance and	has the meaning given to that
term in the
Accreditation Panel"			Settlement Agreement for
Scotland;
"PES Member"			has the meaning given to that
term in Clause 6.3.2;
"PES Supplier Representative"	has the meaning given to that
term in Clause 7.3;
"Pool Agent"				means Energy Pool Funds
Administration Limited or its
successor as Pool Agent from
time to time appointed
pursuant to the Pooling and
Settlement Agreement;
	"Pool Auditor"			has the meaning given to that
term in the Pooling and
Settlement Agreement;
	"Pool Executive Committee"	has the meaning given to the
term "Executive
or "PEC"				Committee" in the Pooling
and Settlement Agreement;
"Pool MEC Member"		has the meaning given to that
term in Clause 6.3.4;
"Pool Member"			has the meaning given to that
term in the Pooling and
Settlement Agreement;
"Pool Representative"		has the meaning given to that
term in Clause 7.5;
	"Pool Requirements"			means:
(i)	those provisions of
this Agreement which
are repeated in
Schedule 6, together
with Appendix 1 to
Schedule 6;
(ii)	Clauses 6, 7, 9 and
10, and the
administration,
procedures,
constitution and
decision making
powers of MEC, the
MRA Forum and any
sub-committees of
MEC;
(iii)	Schedule 10;
(iv)	any other provisions,
including the
definitions, which may
have an effect on the
provisions or matters
set out or referred to
in (i), (ii) and/or (iii)
above, or on their
performance or
manner of
performance, or their
interpretation;
(v)	paragraphs 2.2.5, 4.2,
5.1.1 and 5.5.5 of
Schedule 13 and the
administration of
MRASCO pursuant to
Schedule 13; and
(vi)	any derogations
affecting any of the
provisions or matters
set out or referred to
in (i) to (v) above;
"Pooling and Settlement		means the agreement of that
name dated 30th
	Agreement"				March 1990 (as amended)
including all Service Lines
and Agreed Procedures (as
therein defined) made under
it;
	"Premises"				has the meaning given in
section 64 of the Act;
"Priority Provisions			means:
(i)	in relation to the Pool
Requirements, those
items referred to in
paragraphs (i) and (iii)
(and paragraphs (iv)
and (vi) to the extent
referable to
paragraphs (i) and
(iii)) of the definition
of Pool Requirements
(but in the case of
Clause 9.2, means
only those items
referred to in
paragraphs (i) and (iii)
of that definition); and
(ii)	in relation to the
Scottish Settlement
Requirements those
items referred to in
paragraphs (i) and (iii)
(and paragraphs (iv)
and (vi) to the extent
referable to
paragraphs (i) and (iii)
of the definition of
Scottish Settlement
Requirements (but in
the case of Clause 9.2,
means only those
items referred to in
paragraphs (i) and (iii)
of that definition);
"Profile Class"			has the meaning given to that
term in the Settlement
Agreement;
"Provider Member"			has the meaning given to that
term in Clause 6.3.1;
"Public Electricity Supplier"	means an electricity supplier
that holds a Public Electricity
Supplier Licence and any of
its Affiliates;
	"Public Electricity Supplier		means a public electricity
supply licence granted
	(PES) Licence"			to a Host PES under section
6 of the Act which includes
authorisation pursuant to
Section 6(1)(c) of the Act;
"Quarter"				means the period of three
calendar months ending on a
Quarter Day;
"Quarter Day"			means each or as the context
may require any or a
particular one of 31st March,
30th June, 30th September
and 31st December or where
the Quarter Day is not an
Operational Working Day,
the next Operational Working
Day thereafter;
"Reasonable and Prudent		means a person exercising
that degree of skill,
Operator"				diligence, prudence and
foresight which would
reasonably and ordinarily be
expected from a skilled and
experienced operator engaged
in the same type of
undertaking under the same
or similar circumstances;
	"Registered"				means the recording on the
MPAS Registration System
of a Supplier as being
responsible for a Metering
Point from a particular date
and "Registration" shall be
construed accordingly;
	"Registration Transaction		means the reference number
generated
	Number"				upon Registration;
	"Reject"				means, in relation to a
Message or File, to reject
such Message or File on the
grounds that it does not
comply with the Validation
Procedures of the relevant
Host PES's MPAS
Registration System and
"Rejection" shall be
construed accordingly.  For
the avoidance of doubt,
rejection shall not involve any
subjective judgement by the
Host PES;
	"Related Metering Points"		means, as the context
requires:
						(a)	two or more Metering
Points (other than
Export Metering
Points) located at the
same (or any part of
the same) Premises; or
						(b)	two or more Metering
Points (other than
Export Metering
Points) relating to
Unmetered Supplies
the Supply Numbers
attributable to which
are stated within a
single Unmetered
Supplies Certificate
issued by the relevant
Host PES;
						in either case in circumstances
where the use of system
charges for electricity
supplied through those
Metering Points are mutually
conditional;
	"Related Undertaking"		in relation to any party means
any undertaking in which that
party has a participating
interest as defined by section
260 of the Companies Act
1985 save that, for the
purposes of this Agreement,
SESL shall be deemed not to
be a Related Undertaking of
any Host PES;
	"Relevant Exempt Supplier"	has the meaning given to that
term in the relevant Use of
System Agreement;
	"Relevant Instruments"		means:
(a)	the Act and all
subordinate legislation
made under the Act;
(b)	the Data Protection
Act and all
subordinate legislation
made under it;
(c)	any PES Licence and
any Second Tier
Supply Licence and
any determination or
notice made or issued
by the Director
pursuant to the terms
thereof;
and whether under any of the
foregoing or otherwise, all
authorisations, approvals,
licences, exemptions, filings,
registrations, notarisations,
consents and other matters
which are required, or which
a Host PES acting in
accordance with Good
Industry Practice in England
and Wales or as a Reasonable
and Prudent Operator in
Scotland would obtain, in
connection with the provision
of the Services, of or from
any Competent Authority;
	"Resend"				has the meaning given to that
term in Clause 25.1;
	"Scottish Settlement			means:
	Requirements	"
(i)	those provisions of
this Agreement which
are repeated in
Schedule 7, together
with Appendix 1 to
Schedule 7;
(ii)	Clauses 6, 7, 9 and
10, and the
administration,
procedures,
constitution and
decision making
powers of MEC, the
MRA Forum and any
sub-committees of
MEC;
(iii)	Schedule 11;
(iv)	any other provisions,
including the
definitions, which may
have an effect on the
provisions or matters
set out or referred to
in (i), (ii) and/or (iii)
above, or on their
performance or
manner of
performance, or their
interpretation;
(v)	paragraphs 2.2.5, 4.2,
5.1.1 and 5.5.5 of
Schedule 13 and the
administration of
MRASCO pursuant to
Schedule 13; and
(vi)	any derogations
affecting the
provisions or matters
set out or referred to
in (i) to (v) above;
"Second Tier Supply Business"	has the meaning given to that
term in each PES Licence;
	"Second Tier Supply Licence"	means, in relation to the
relevant Supplier, the second
tier supply licence granted to
that Supplier to supply
electricity pursuant to Section
6(2) of the Act;
"Secretariat"				has the meaning given to that
term in Clause 6.55;
"Secretary"				has the meaning given to that
term in Clause 6.26;
	"Secretary of State"			has the meaning given to that
term in the Interpretation Act
1978;
	"Selective Refresh"			means the provision of all
data items in Instruction
Format (as defined in the
Data Transfer Catalogue) for
the Metering Point selected
by the relevant Supplier or
Data Aggregator in respect of
which the relevant Supplier or
Data Aggregator is or has
been Registered or appointed,
as the case may be during the
period of two years prior to
the date of production of the
Selective Refresh under
Clause 23.  The Selective
Refresh shall include all data
items that have been held on
the MPAS Registration
System in respect of the
relevant Metering Point for
the period of Registration or
appointment, as the case may
be;
"Service Provider Representative"	has the meaning given to that
term in Clause 7.3;
	"Services"				means the services to be
performed by each Host PES
under this Agreement,
described in Clauses 15 to 28
or, as appropriate, one or
more of them and "Service"
shall be construed
accordingly;
	"SESL Member"			has the meaning given to that
term in Clause 6.3.5;
	"SESL Representative"		has the meaning given to that
term in Clause 7.5;
"Settlement"				has the meaning given to that
term in the relevant
Settlement Agreement;
	"Settlement Agreement"		means, as appropriate:
						(i)	in England and Wales,
the Pooling and
Settlement
Agreement; or
						(ii)	in Scotland, the
Settlement Agreement
for Scotland;
"Settlement Agreement for		means the Settlement
Agreement for Scotland
Scotland"				to be entered into after the
date of this Agreement,
including all Service
Requirements and Market
Procedures (as therein
defined) made under it;
"Settlement Requirements"		means:
(i)	in England and Wales,
the Pool
Requirements; or
(ii)	in Scotland, the
Scottish Settlement
Requirements;
"Settlement System"			has the meaning given to that
term in the Pooling and
Settlement Agreement;
	"Settlement System			has the meaning given to that
term in the Pooling and
	Administrator"			Settlement Agreement;
	"Shadow MEC"			means the Shadow MEC
Members, acting as MEC in a
shadow capacity, prior to the
execution of this Agreement;
"Shadow MEC Members"		shall mean those persons
whose names are set 					out in Clause
6.6, acting in a shadow capacity as
	MEC Members prior to the execution of this
			Agreement;
	"Skeleton Record"			means the initial record on the
MPAS Registration System
for a Metering Point which
contains:
						(i)	the Supply Number
core data;
						(ii)	data item 9 of
Schedule 2 for the
Metering Point;
						(iii)	data item 15 of
Schedule 2 for the Metering Point; and
						(iv)	data item 18 of Schedule 2 for the Metering Point, where
applicable;						and may contain data item 6 of Schedule 2 for the
Metering Point;"Standard Terms of Connection"	has the meaning given to that
term in each PES Licence;
	"Supplier ID"				means data item 8 of
Schedule 2;
"Supplier Member"			has the meaning given to that
term in Clause 6.3.3;
"Supply Business"			in respect of each Host PES,
has the meaning given to that
term in that Host PES's PES
Licence;
	"Supply Number"			means, in respect of any
Metering Point, the number
attributed to that Metering
Point, consisting of data items
1 to 6 as set out in Schedule
2;
	"Supply Number core data"	means data items 1 to 3 of
Schedule 2 in relation to a
Metering Point and for
England and Wales has the
same meaning as the term
"Stage 2 Metering System
Number", as defined in the
Pooling and Settlement
Agreement;
	"Supply Start Date"			means the date specified for
data item 10 of Schedule 2 in
a Supplier's Application for
Registration;
"Total Weighted Vote"		has the meaning given to that
term in Clause 6.9;
"Total Daily Processing"		has the meaning given to that
term in Clause 14.3;
"1998 Trading Arrangement	means, in relation to a
Metering Point in
Indicator"				England and Wales, an
indicator that identifies those
Metering Points which are
Registered on MPAS and
which are registered on ERS
for settlement purposes;
"Third Party Claim"		has the meaning given to that
term in Clause 37.10;
"Tranche"				means each of the phases into
which a Host PES's
Authorised Area is divided, as
directed by the Director, for
the purposes of Controlled
Market Start Up;
"Transmission System"		in relation to each Host PES
in Scotland, has the meaning
given to that term in that
Host PES's PES Licence;
"Unmetered Supply"		has the meaning given to that
term in the Settlement
Agreement;
"Unmetered Supplies Certificate"	means an Unmetered Supplies
Certificate as issued under the
Unmetered Supplies
Procedure;
	"Unmetered Supplies		means:
Procedure"				(i)	in England and Wales,
schedule 29 of the
Pooling and
Settlement
Agreement; and
(ii)	in Scotland, the
Market Procedure of
that name or other
corresponding
provision made
pursuant to the
Settlement Agreement
for Scotland;
"Use of System Agreement"		means the agreement of that
name between a Host PES
and a Supplier pursuant to
which the relevant Host PES
agrees to distribute electricity
to the Customers of the
relevant Supplier through the
relevant Host PES's
Distribution System and in
Scotland through its
Transmission System and
Distribution System;
"User File Design Specification"	has the meaning given to that
term in the Data Transfer
Catalogue;
	"Valid Application for		has the meaning given to that
term in Clauses 15.6 or 20.2,
	Registration"				as appropriate;
"Valid Notice of Objection"		has the meaning given to that
term in Clause 16.3;
"Validation Procedures"		has the meaning given to that
term in Clause 28.3;
"VAT"				has the meaning given to that
term in the Value Added Tax
Act 1994 and any tax of a
similar nature which may be
substituted for or levied in
addition to it;
"Weighted Votes"			has the meaning given to that
term in Clause 6.8; and
"Working Day"			has the meaning given to that
term in Section 64 of the Act
for England and Wales.
1.2 In this Agreement, unless the context requires otherwise, any reference to:
1.2.1 a "person" includes a reference to an individual,
body corporate, association or partnership;
1.2.2 the singular shall include the plural and vice versa;
1.2.3 this "Agreement" shall mean this agreement, the
Schedules and the Annexure;
1.2.4 a Clause, Schedule or Part is a reference to a clause
of or schedule to or part of this Agreement;
1.2.5 writing includes all methods of reproducing words in
a legible and non-transitory form;
1.2.6 any statute or any other subordinate legislation, any
other agreement or instrument shall be construed as
a reference to that statute, subordinate legislation,
other agreement or instrument as amended or re-
enacted from time to time;
1.2.7 references to the masculine gender include the
feminine gender.
1.3 The headings in this Agreement are for the ease of reference only and shall not affect its interpretation.
1.4 In this Agreement, references to "include" or "including" are to be construed without limitation to the generality of the
preceding words.
1.5 The parties acknowledge and agree that the Pool Agent
holds the benefit of this Agreement as trustee and agent for the Pool Members and each of them.
1.6 The Pool Agent shall be entitled to act for any or all
purposes of this Agreement through any person from time
to time nominated in writing by the Pool Agent to MEC as
the Pool Agent's representative.  Where more than one
person is so nominated, the capacity or field in which each
nominated person is acting shall be notified to MEC.
1.7 For the avoidance of doubt, nothing in this Agreement shall prejudice the rights of any Host PES under Schedule 6 of
the Act.
2. CONDITIONS PRECEDENT
2.1 A Host PES shall not be obliged to provide Services using its MPAS Registration System which require Certification
until:
2.1.1 the Host PES has become Accredited and its MPAS
Registration System has been Certified; and
2.1.2 the Host PES has become a party to the Data
Transfer Service Agreement.
2.2 The obligations on a Host PES to provide Services to a
Supplier in relation to any particular Metering Point in its
Authorised Area are subject to the Host PES having entered
values for the data items (other than data item 19) listed in
Schedule 2 for that Metering Point into its MPAS
Registration System except where:
2.2.1 the Metering Point is registered on ERS in which
case the Host PES shall ensure that data items 1 to
3, 9, 18 (in each case set to "N") and 19 in Schedule
2 have been entered for that Metering Point; or
2.2.2 the Metering Point at a particular time is a New
Metering Point, in which case the provisions of
Clause 20.1 shall apply.
2.3 Subject to Clause 2.4 , the rights of a Supplier to receive
Services in relation to any particular Metering Point are in each case subject to:
2.3.1 there being a Use of System Agreement in full force
and effect (except for any conditions which require
this Agreement to be in full force and effect)
between the Host PES and Supplier in relation to
that Metering Point;
2.3.2 the Supplier being a party to the Data Transfer
Service Agreement; and
2.3.3 the Host PES having received a valid market
participant ID for the Supplier from the Initial
Settlement and Reconciliation Agent, and having
entered such valid market participant ID in to its
MPAS Registration System.
2.4 Where a Supplier does not have a Use of System
Agreement in full force and effect (except for any conditions which require this Agreement to be in full force and effect)
with a Host PES from whom it has requested Services, the
terms and conditions for Use of System which the Host PES
would have offered the Supplier at the time the Host PES
starts to provide Services to the Supplier will be deemed to apply from the point in time when the Host PES starts to
provide Services to the Supplier provided that nothing shall prevent the Supplier referring the matter to the Director for a determination pursuant to the PES Licence of the relevant
Host PES as to whether those terms should apply.  The
terms and conditions for use of system offered by the Host
PES shall be reasonable and of a kind generally accepted by
participants in the electricity industry, and the Host PES
shall make a copy of those terms and conditions available to the Supplier.  Any terms deemed to apply pursuant to this
Clause shall be without prejudice to the terms and
conditions contained in any Use of System Agreement
subsequently entered into between the Host PES and
Supplier.
2.5 If the conditions precedent set out in Clause 2.1 have not been fulfilled in relation to any Host PES as at the date of this Agreement, that Host PES shall use its reasonable
endeavours to procure the fulfilment of those conditions
precedent which have not already been fulfilled as soon as
reasonably practicable.  The Host PES shall notify all other parties to this Agreement of the date the conditions
precedent relevant to it under Clause 2.1 become fulfilled
within 10 Operational Working Days of each such condition
precedent being fulfilled.
2.6 If the conditions precedent set out in Clause 2.2 (except for
Clause 2.2.2) have not been fulfilled in relation to any Host
PES as at the date of this Agreement, that Host PES shall
procure the fulfilment thereof as soon as possible after the date of this Agreement and before the start of Controlled
Market Start Up for that Host PES.
2.7 Once any of the conditions precedent in Clause 2.1
applicable to a Host PES has been fulfilled, that Host PES
shall use its reasonable endeavours to keep such condition
precedent fulfilled throughout the term of this Agreement.
2.8 Once the condition precedent in Clause 2.2 has been
fulfilled, the Host PES shall keep such condition precedent
fulfilled throughout the term of this Agreement.
3. COMMENCEMENT, DURATION AND CONTROLLED
MARKET START UP
3.1 This Agreement shall take effect on the date hereof, save for any rights or obligations of a party which are expressed to
be conditional under the terms of Clause 2.
3.2 During the period of Controlled Market Start Up for a
particular Host PES, each Supplier shall only be entitled to apply for registration in relation to a Metering Point under
Clause 15 within that Host PES's Authorised Area from the
date that is 28 days, or any other such period notified by the
Director, before the date specified by the Director in
relation to the Premises associated with that Metering Point in his direction issued pursuant to Condition 3 of that
Supplier's Second Tier Supply Licence.
3.3 Subject to Clauses 34.9 and 34.10, this Agreement shall
remain in effect in respect of a party until that party ceases to be a party in accordance with Clause 34.
3.4 This Agreement shall remain in effect until each party ceases to be a party in accordance with Clause 34, or there ceases
to be at least one Supplier, one Host PES and the Pool
Agent and SESL (or their respective duly appointed
successors), remaining as party to this Agreement.
4. ADDITIONAL PARTIES
4.1 Subject to the following provisions of this Clause 4, the parties shall admit as an additional party to this Agreement any person (a "New Party") who is not at that time already
a party who applies to be admitted in the capacity requested by the New Party.
4.2 Subject to Clause 4.3, a New Party wishing to be admitted as an additional party shall apply to MEC for admission on a form of application issued by MEC from time to time and
shall deliver such form to MEC together with any other
documents referred to in the form.  Upon receipt of an
application from a potential New Party, MEC shall consider
the application and shall notify all parties and the Director of such application.  Within 30 Working Days of receipt of
the application MEC shall notify the New Party and
Director that either the New Party shall be admitted as a
party, shall not be admitted as a party or that it requires
further information from the New Party in relation to its
application.  Where MEC determines not to admit a New
Party as a party, it shall provide that New Party with the
reasons for its decision.
4.3 MEC shall forthwith admit a New Party which is seeking to replace the Pool Agent or SESL where MEC has been
notified by the relevant forum under the Pooling and
Settlement Agreement or SESL, as appropriate, that the
New Party has been approved as successor Pool Agent or
SESL, as appropriate, by that forum or SESL, as
appropriate.
4.4 Where MEC notifies the New Party that it requires further information pursuant to the terms of Clause 4.2, such
requirement being reasonable, the New Party shall within 20
Working Days of receiving MEC's notice either provide the
additional information or refer the matter to the Director
pursuant to Clause 4.5, failing which the New Party's
application shall lapse and be of no effect and the New Party shall not be, and shall not be entitled to be, admitted as a party consequent upon such application (but without
prejudice to any new application for admission it may make
thereafter).
4.5 Where MEC determines not to admit a New Party as a party or fails to notify the New Party within 30 Working Days of
receipt of the New Party's application or requests additional information from the New Party, the New Party may refer
the matter to the Director for his determination The
determination of the Director shall be final and binding for all purposes.
4.6 Where:
4.6.1 MEC notifies the New Party and the Director in
accordance with Clause 4.2 that the New Party is to
be admitted as a party or Clause 4.3 applies; or
4.6.2 following a request for further information pursuant
to Clause 4.2, the New Party provides sufficient
additional information satisfactory to MEC within
the time period specified in Clause 4.4; or
4.6.3 the Director determines that the New Party shall
become a party pursuant to Clause 4.5,
MEC shall forthwith prepare an Accession Agreement,
which shall be executed by a delegate authorised by MEC
on behalf of all parties other than the New Party, and the
New Party.  Each party hereby authorises and instructs any
delegate authorised by MEC to sign any such Accession
Agreement on its behalf and undertakes not to withdraw,
qualify or revoke any such authority or instruction at any
time.  Upon execution of the Accession Agreement, the
New Party shall become a party for all purposes of this
Agreement from the date specified in such Accession
Agreement.
4.7 MEC shall promptly notify all parties and the Director of the execution and delivery of each Accession Agreement.
5. ENFORCEABILITY OF OBLIGATIONS ON OR BY DATA
AGGREGATORS
Data Aggregators' Obligations
5.1 In this Agreement where there is a reference to an
obligation on a Data Aggregator such obligation shall be
deemed to apply to the Supplier that has appointed the Data
Aggregator in relation to the relevant Metering Point and
that Supplier shall be required to procure compliance by
that Data Aggregator with that obligation and such
obligation may be enforced against the Supplier that has
appointed that Data Aggregator.
5.2 In this Agreement where there is a reference to an
obligation owed to a Data Aggregator from a Host PES,
that obligation shall be deemed to be owed to the Supplier
that has appointed the Data Aggregator in relation to the
relevant Metering Point and that Supplier may enforce that
obligation.
PART II: GOVERNANCE AND CHANGE CONTROL
6. CONSTITUTION OF MEC
6.1 Immediately upon commencement of this Agreement, MEC
shall be established.  The objects, membership (including the first members of the MEC) and procedural rules of the
MEC are as set out in this Clause 6.  The parties hereby
delegate to MEC all powers necessary to fulfil its objects
contained in Clause 6.2.
	Objects
6.2 MEC shall, subject to and in accordance with the other
provisions of this Agreement, have the powers to:
6.2.1 consider, approve, co-ordinate the implementation
of or, in relation to those provisions set out in
Clause 9.6 where the prior written consent of the
Director is required to any change, recommend to
the Director on behalf of parties to this Agreement,
any proposals to change this Agreement and, as
appropriate, amend this Agreement;
6.2.2 consider, approve and co-ordinate the
implementation of any proposals to change the Data
Transfer Catalogue and, as appropriate, amend the
Data Transfer Catalogue;
6.2.3 consider any applications from potential New Parties
to become a party;
6.2.4 develop budgets in accordance with Clause 8;
6.2.5 hire any professional advisers, including accountants
to audit its costs;
6.2.6 check and notify parties that they are defaulting
parties in accordance with the provisions of Clause
34;
6.2.7 consider and resolve disputes between any parties
arising under this Agreement in accordance with
Clause 37; and
6.2.8 consider and grant derogations in accordance with
Clause 38.
MEC Membership
6.3 MEC shall consist of the following representatives ("MEC
Members") from the following categories:
6.3.1 one MEC Member (the "Provider Member")
appointed by the Host PESs as providers of MPAS;
6.3.2 one MEC Member (the "PES Member") appointed
by those Suppliers that are Public Electricity
Suppliers;
6.3.3 one MEC Member (the "Supplier Member")
appointed by those Suppliers that are not Public
Electricity Suppliers ("Non-PES Suppliers");
6.3.4 one MEC Member (the "Pool MEC Member")
appointed by the Pool Agent; and
6.3.5 one MEC Member (the "SESL Member")
appointed by SESL.
A MEC Member appointed pursuant to Clauses 6.3.1 to
6.3.3 shall be an employee of one of the parties within the
category of parties that is entitled to appoint the relevant
MEC Member.  No individual may simultaneously be
appointed as the MEC Member or alternate for more than
one of the categories pursuant to Clauses 6.3.1 to 6.3.5.
6.4 All MEC Members except the Pool MEC Member and
SESL Member shall be appointed in accordance with the
election procedures set out in Clause 6.7.
6.5 The Pool MEC Member and the SESL Member shall be
appointed by the Pool Agent and SESL respectively, who
shall, no later than 10 Working Days before 1st April in
each year, inform the Secretary of the appointment.
6.6 Subject to Clause 6.17, from the date of this Agreement
until 1 April 1999, MEC Members shall be Hugh Spicer as
Provider Member, William Landels as PES Member, Derek
Meacham as Supplier Member, Andrew Claxton as Pool
MEC Member and Douglas Wright as SESL Member.
6.7 No later than 40 Working Days before 1st April in each year commencing with 1999:
6.7.1 each Host PES may propose to the Secretary one
candidate for election as the Provider Member;
6.7.2 each Supplier that is a Public Electricity Supplier
may propose to the Secretary one candidate for
election as the PES Member; and
6.7.3 each Non-PES Supplier may propose to the
Secretary one candidate for election as the Supplier
Member,
and the Secretary shall no later than 30 Working Days
before the relevant 1st April notify the relevant list of
candidates to each party. Where there is more than one
candidate for election as a representative under Clauses
6.3.1, 6.3.2 or 6.3.3 the parties in the relevant category of party shall be invited by the Secretary to cast votes for their favoured candidate by notice to the Secretary within 10
Working Days of being notified of the list of candidates.
Each party in the category of parties which are entitled to
vote for the Provider Member and the PES Member shall
have one vote for each category for which it is eligible to
vote.  Each party in the category of parties which are
entitled to vote for the Supplier Member shall have the
number of votes calculated in accordance with Clause 6.8.

6.8 Subject to Clauses 6.9, 6.10 and 6.11 the number of votes to which each Non-PES Supplier shall be entitled
("Weighted Votes") shall be calculated in accordance with the following formula:
V =

Where:

V = the number of votes to which that Non-PES Supplier shall be entitled ;

N =	the number of Metering Points for which the Non-
PES Supplier was Registered on all MPAS
Registration Systems in the month preceding the election which shall be determined from the report submitted in respect of that month per MPAS
Registration System pursuant to Clause 27.9 over all MPAS Registration Systems; and

SN =	the total number of Metering Points for which all
Non-PES Suppliers were registered, contained on all MPAS Registration Systems in the month preceding the election which shall be determined from the reports submitted in respect of that month per MPAS Registration System pursuant to Clause 27.8 over all MPAS Registration Systems.

6.9 If, pursuant to the formula set out in Clause 6.8 any Non-PES Supplier has in excess of 20% of the sum of votes to which all Non-PES Suppliers are entitled pursuant to Clause
6.8 ("Total Weighted Vote"), the number of Weighted
Votes to which such Non-PES Supplier is entitled shall be reduced by such number of votes ("Extra Votes") as will give each of those Non-PES Suppliers as nearly as possible (but more than) 20% of the Total Weighted Vote, such Extra Votes to be reallocated to the remaining Non-PES Suppliers in accordance with Clause 6.10.
6.10 Any Extra Votes shall be reallocated to each of the other Non-PES Suppliers who have less than 20% of the vote in accordance with the following formula:

EXV = EV x

Where:

EXV =	additional votes which are added to that Non-PES
Supplier's votes calculated in accordance with Clause 6.8;

EV =	the aggregate number of Extra Votes available for
reallocation in accordance with Clause 6.9;

N =	the number of Metering Points for which the Non-
PES Supplier was Registered on all MPAS
Registration Systems in the month preceding the election which shall be determined from the report submitted in respect of that month per MPAS
Registration System pursuant to Clause 27.9 over all MPAS Registration Systems; and

XN =	the number of Metering Points contained on all
MPAS Registration Systems in the month preceding the election which shall be determined by summing the total number of Metering Points for each of the Non-PES Suppliers whose vote has not been reduced in accordance with Clause 6.9 or 6.11 and shall be determined from the report submitted in respect of that month per MPAS Registration
System pursuant to Clause 27.9 over all MPAS
Registration Systems.

6.11 Where, as a result of the reallocation of Extra Votes in accordance with Clause 6.10, any Non-PES Supplier has in excess of 20% of the Total Weighted Vote, the Extra Votes shall be reallocated in accordance with Clauses 6.9 to 6.11, mutatis mutandis.
6.12 The candidate that receives the most votes in each category of party referred to in Clause 6.7 or, where only one candidate is proposed for a particular category, that candidate, shall be appointed as the MEC Member for that category of party from 1st April in the relevant year.
6.13 Subject to Clause 6.6, the Provider Member, the PES
Member and the Supplier Member shall retire on 1st April next following their appointment as MEC Members, but each retiree may be a candidate for reappointment in respect of the following year.
6.14 Each category of party entitled to appoint a MEC Member pursuant to Clause 6.7 may, where a majority of parties in that category of party agrees, at any time remove the relevant MEC Member from office and elect or appoint another person to be a MEC Member in his place. A category of parties will only have the right to remove from office a MEC Member which it or they have elected or appointed, and will have no right to remove from office any MEC Member elected or appointed by another category of party. Any appointment to replace a MEC Member removed from office pursuant to this Clause 6.14 shall be made in accordance with the procedure set out in Clause
6.7, but on such timescale as the Secretary shall reasonably direct. Only parties who are parties at the point in time when the existing MEC Member is removed pursuant to this clause shall be entitled to nominate candidates and to vote.
6.15 If at any time a vacancy arises in any category of MEC
Member (other than the Pool MEC Member or SESL
Member) otherwise than as a result of retirement in accordance with Clause 6.13 or removal in accordance with Clause 6.14, those parties in the category who are parties at the point in time when the vacancy arises and entitled to appoint such MEC Member may elect a replacement. Any election to replace a MEC Member pursuant to this Clause shall be conducted in accordance with the procedure set out in Clause 6.7, but on such timescale as the Secretary shall reasonably direct.
6.16 If at any time any category of party fails to provide a MEC Member, the Secretary shall request the Director to make the relevant appointment and the Director shall have the power, until the relevant category of party has decided upon an appointment and notified the Director accordingly, to appoint a relevant MEC Member on behalf of that category of party or to remove any such person so appointed by the Director.
6.17 The Pool Agent and SESL shall have the right at any time and from time to time to remove from office the Pool MEC
Member and SESL Member respectively and shall be entitled to appoint another person to be the relevant MEC
Member in his place or to fill any vacancy which arises.
Where the Pool MEC Member or SESL Member is replaced the relevant party responsible for replacing him shall ensure that the Secretary is notified of such appointment in writing within 5 Working Days of such change taking effect.
Alternates
6.18 Each MEC Member other than the Pool MEC Member and
SESL Member shall have the power to appoint any individual who is an employee of one of the parties from the category of party that has appointed him, to be his alternate and may at his discretion remove an alternate so appointed and shall remove an alternate as soon as that individual ceases to be in the employment of one of the parties from the category of parties that appointed his appointor. The
Pool MEC Member and SESL Member shall each have the power to appoint any individual to be his alternate and may at his discretion remove an alternate so appointed. Any appointment or removal of an alternate shall be effected by notice in writing executed by the appointor and delivered to the Secretary or tendered at a meeting of MEC. If his appointor so requests, an alternate shall be entitled to receive notice of all meetings of MEC which take place while his appointor is a MEC Member. An alternate shall also be entitled to attend and vote as the relevant MEC
Member at any such meeting at which the MEC Member appointing him is not personally present and at the meeting to exercise and discharge all the functions, powers and duties of his appointor as if a MEC Member and for the purpose of the proceedings at the meeting the provisions of this Clause 6 shall apply as if he were a MEC Member.
6.19 Every person acting as an alternate shall exercise the voting rights of the MEC Member for whom he acts as alternate.
Execution by an alternate of any resolution in writing of MEC shall, unless the notice of his appointment provides to the contrary, be as effective as execution by his appointor.
6.20 An alternate shall automatically cease to be an alternate if his appointor ceases for any reason to be a MEC Member.
6.21 References in this Clause 6 to a MEC Member shall, unless the context otherwise requires, include his duly appointed alternate.
The MEC Chairman
6.22 The MEC Chairman shall be a MEC Member and shall be appointed by a simple majority of the MEC Members.
6.23 The MEC Chairman may at any time be removed from office by a simple majority of MEC Members.
6.24 The MEC Chairman shall preside at every meeting of MEC at which he is present. If the MEC Chairman is unable to be present at a meeting, he may nominate another MEC
Member (or any alternate appointed pursuant to Clause
6.18) to act as MEC Chairman.  If neither the MEC
Chairman nor his alternate is present within half an hour after the time appointed for holding the meeting, the MEC
Members present may appoint any of their number to be the MEC Chairman of that meeting.
6.25 The MEC Chairman, or the person appointed to act as the MEC Chairman in accordance with Clause 6.24, shall be entitled to vote in his capacity as a MEC Member. The
MEC Chairman shall in no circumstances be entitled to an extra or casting vote.
The Secretary
6.26 The Secretary shall be appointed to or removed from office by a resolution of MEC Members. The Secretary shall be entitled to speak but not to vote on any issue at a MEC meeting or MRA Forum meeting.
6.27 The Secretary's duties shall be to facilitate MEC and in particular to:
6.27.1 attend to the requisition of meetings and to serve requisite notices;
6.27.2 maintain a register of names and addresses of MEC
Members and alternates as appointed from time to time;
6.27.3 keep minutes of all meetings; and
6.27.4 circulate all relevant papers.
Meetings
6.28 MEC shall hold meetings at such times as it may decide but in any event shall meet at least once every three months.
The venue for meetings shall be determined by the MEC
Members from time to time.
6.29 Any MEC Member may, by giving notice in writing to the Secretary, request the Secretary to requisition further meetings. The notice given to the Secretary shall contain a list of matters to be included in the agenda of the meeting to be convened pursuant to this paragraph. The Secretary shall proceed to convene meetings of MEC within 10 Working
Days of such a notice and shall circulate a copy of the agenda which shall contain such items as are contained in the notice of meeting.
6.30 A quorum will be the Provider Member, the PES Member and the Supplier Member and:
6.30.1 where matters which relate to or affect the Pool Requirements are to be considered, the Pool MEC
Member; and
6.30.2 where matters which relate to or affect the Scottish Settlement Requirements are to be considered, the SESL Member.
Notice of Meetings
6.31 All meetings shall be convened by the Secretary on at least 10 Working Days' notice.
6.32 The notice of each meeting shall contain the time, venue and confirmation of date of the meetings and an agenda and any available supporting papers which shall be given to each MEC Member and to all parties.
6.33 By notice to the Secretary, any MEC Member may request matters to be considered at a meeting and provided that such notice is given at least 5 Working Days before the date of the meeting, those matters will be included in the agenda for the meeting. If necessary, the Secretary shall circulate a revised agenda to each MEC Member and all parties as soon as practicable.
6.34 The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, a person entitled to receive notice shall not invalidate the proceedings of that meeting.
Proceedings of Meetings
6.35 MEC may meet for the transaction of business, and adjourn and otherwise regulate its meetings as it thinks fit, but shall at all times act reasonably and in compliance with the other provisions of this Clause 6.
Representation and Voting
6.36 Each MEC Member shall be entitled to attend, speak and, where entitled, vote, at every meeting of MEC. The
Director shall be entitled to send a representative to any meeting who shall be entitled to speak but not to vote on any issue. The Data Transfer Service Controller shall be entitled to send a representative to any meeting that discusses changes to the Data Transfer Catalogue, such representative to be entitled to speak but not vote on any issue. Any MEC Member may from time to time invite other persons who have relevant technical expertise to any meeting. Such person shall be entitled to speak but not vote on any issue.
6.37 Where any MEC Member invites any other person to attend a MEC Meeting pursuant to Clause 6.36, he or she shall, prior to the commencement of the meeting, obtain from that person an appropriate written undertaking to treat the proceedings of that MEC meeting as confidential.
6.38 All decisions of the MEC shall be by resolution. Subject to Clause 6.40, for a resolution put to the vote of any meeting of MEC to be passed, it shall require the unanimous support of all MEC Members present at the meeting and entitled in accordance with Clause 6.39 to vote in relation to that resolution.
6.39 The Pool MEC Member and SESL Member shall be entitled to vote only in relation to resolutions which (in the case of the Pool MEC Member) the Pool MEC Member reasonably considers relate to or affect the Pool Requirements or (in the case of the SESL Member) the SESL Member reasonably considers relate to or affect the Scottish
Settlement Requirements.  In all cases where the Pool MEC
Member or the SESL Member, as the case may be, votes, he or she shall state the reasons why he or she considers the resolution relates to or affects the relevant Settlement Requirements. All other MEC Members shall be entitled to vote in all cases.
6.40 A resolution in writing signed by or on behalf of all the MEC Members entitled to vote in relation to that resolution shall be as valid and effective as if the same had been passed at a meeting of MEC duly convened and held, and may consist of several instruments in like form executed by or on behalf of one or more MEC Members.
6.41 Any resolution passed by MEC shall have no effect until the expiry of any period in which a party is entitled to appeal that decision or such later date as the terms of such resolution may provide and, if the decision is appealed, subject as provided in Clause 6.44, 6.45 or 6.46, as the case may be.
Minutes
6.42 The Secretary shall circulate copies of the minutes of each meeting of MEC or any sub-committees of MEC to each MEC Member, all parties and the Director as soon as practicable (and in any event within 5 Working Days) after the relevant meeting has been held. If any MEC Member disagrees with any item of the minutes, he shall, within 5
Working Days of receipt of the minutes, notify the Secretary of those items with which he disagrees, and the Secretary shall incorporate those items upon which there is disagreement into the agenda for the next following meeting of MEC, as the first item for resolution.
6.43 The Secretary shall maintain a record of all resolutions voted on by MEC, indicating how each MEC Member voted on each resolution and shall make such record available on request to any party.

Appeals
6.44 Without prejudice to Clause 6.30, where any resolution is passed by any meeting of MEC at which:
6.44.1 the Pool MEC Member is not present and is a resolution which, in the reasonable opinion of the Pool MEC Member, affects or relates to the Pool
Requirements, and is not a resolution in favour of which the Pool MEC Member would have voted; or
6.44.2 the SESL Member is not present and is a resolution which, in the reasonable opinion of the SESL
Member, affects or relates to the Scottish Settlement Requirements, and is not a resolution in favour of which the SESL Member would have voted, the Pool MEC Member or SESL Member, as the case may be, may, within 10 Working Days after receipt of minutes of the MEC meeting setting out such resolution pursuant to Clause 6.42 :
(A) prior to the date from which the MRA Forum is empowered to resolve appeals pursuant to Clause
7.15, appeal the MEC decision to the Director for his determination, whose decision shall be final and binding; or
(B) on or after the date from which the MRA Forum is empowered to resolve appeals pursuant to Clause
7.15, appeal the MEC decision to the MRA Forum for its determination by giving notice in writing to the Secretary of such appeal.
Pending the outcome of any such appeal, the relevant decision shall have no effect.
6.45 Where any resolution put to the vote at any meeting of MEC is not passed, MEC shall, if requested by any MEC
Member who voted in favour of such resolution within 10
Working Days after receipt of the minutes of the MEC meeting setting out such resolution pursuant to Clause 6.42:
6.45.1 prior to the date from which the MRA Forum is empowered to resolve appeals pursuant to Clause
7.15, appeal the MEC decision to the Director for his determination, whose decision shall be final and binding; or
6.45.2 on and after the date from which the MRA Forum is empowered to resolve appeals pursuant to Clause
7.15, appeal the MEC decision to the MRA Forum for its determination.
6.46 Where a party reasonably believes that a resolution passed by MEC, or MEC's failure to pass any resolution put to the vote at any meeting of MEC, will or is likely to unfairly prejudice the interests of that party or will cause that party to be in breach of this Agreement or of its licence or the Act, or where the Pool Agent or SESL reasonably believes or is advised that such decision will or is likely to unfairly prejudice the interests (which may include the interests under the relevant Settlement Agreement) of one or more
Pool Members or parties to the Settlement Agreement for Scotland, as appropriate, that party or the Pool Agent or SESL, as appropriate, may within 10 Working Days, or such longer period as MEC may decide in relation to that resolution, of receiving the minutes of the relevant MEC meeting pursuant to Clause 6.42:
6.46.1 prior to the date from which the MRA Forum is empowered to resolve appeals pursuant to Clause
7.15, appeal the MEC decision to the Director for his determination, whose decision shall be final and binding; or
6.46.2 on or after the date from which the MRA Forum is empowered to resolve appeals pursuant to Clause
7.15, refer the MEC decision to the MRA Forum for its determination.
Pending the outcome of any such appeal, the relevant decision shall have no effect.
6.47 Where the Pool MEC Member or the Pool Agent appeals a decision under Clause 6.45 or 6.46, in such appeal the Pool
MEC Member or (as the case may be) the Pool Agent may be represented by the Pool Member or Pool Members on whose behalf he or it has raised the appeal. Where the SESL Member appeals a decision under Clause 6.45 or 6.46, in such appeal the SESL Member or (as the case may be) SESL may be represented by the party or parties to the Settlement Agreement for Scotland, on whose behalf it has raised the appeal.
Vacation of Office
6.48 The office of a MEC Member, other than the Pool MEC
Member or SESL Member with respect to Clauses 6.48.3 and 6.48.4, shall be vacated forthwith if:
6.48.1 he resigns his office by notice delivered to the Secretary;
6.48.2 he fails, in person or by alternate, to attend 3 consecutive meetings of MEC that have been duly convened but have not been held as a result of a lack of quorum due to his (or his alternate's) non-attendance;
6.48.3 any party who employs him ceases to be a party; or
6.48.4 he ceases to be in the employment of one of the parties in the category of party that has appointed him under Clauses 6.3.1 to 6.3.3.
MEC Member Responsibilities and Protections
6.49 In the exercise of his powers and the performance of his duties and responsibilities as a MEC Member, the Provider
Member, PES Member and Supplier Member shall represent the interests of the category of party by whom he is for the time being appointed. Each MEC Member shall exercise reasonable skill and care to the standard reasonably expected of a director of a public limited company in the performance of his duties and responsibilities as a MEC
Member, provided that the Pool MEC Member shall be entitled to rely on the instructions of the PEC and the SESL Member shall be entitled to rely on any relevant authority given to it pursuant to the Settlement Agreement for Scotland in the performance of his duties and responsibilities.
6.50 The Provider Member, PES Member and Supplier Member shall use their reasonable endeavours to consult as many of the parties that they represent as possible before voting on a matter and shall have a written note available at each meeting to demonstrate the level of such consultation.
6.51 All parties other than the Pool Agent and SESL shall jointly and severally indemnify and keep indemnified:
6.51.1 each MEC Member and his alternate (including in his capacity as a director or alternate director of MRASCO);
6.51.2 the Secretary;
6.51.3 the Company Secretary of MRASCO;
6.51.4 each person who serves on a sub-committee established by MEC or the Board of MRASCO;
6.51.5 each member of the Secretariat who is employed by a party; and
6.51.6 each party which is the employer of any person referred to in paragraphs 6.51.1 to 6.51.5 above, as between each such party rateably in accordance with the proportions set out in Clauses 8.10 and 8.11 from and against all and any costs (including legal costs), charges, expenses, damages or other liabilities properly incurred or suffered by the relevant person or party in relation to such function or the due exercise of the relevant person's powers, duties or responsibilities under this Agreement (in the case of the Secretariat, as assigned or vested in them by MEC pursuant to Clause 6.55) including in relation to negligence and all claims, demands or proceedings arising out of or in connection with the same except for any costs and expenses which are recovered in accordance with the procedures set out in Clause 8 and any such costs, charges, expenses, damages or other liabilities which are suffered or incurred or occasioned by the wilful default or bad faith of, or breach of contract by, the relevant person.
6.52 The parties hereby ratify and confirm the decisions of the Shadow MEC taken prior to the date of this Agreement and those parties providing the indemnity under Clause 6.51 confirm that such indemnity set out in Clause 6.51 above shall extend fully to all costs, charges, expenses, damages or other liabilities suffered or incurred by Shadow MEC
Members and their alternates before or after the date of this Agreement in relation to the activities of the Shadow MEC.

Sub-Committees
6.53 MEC may establish such sub-committees from time to time and consisting of such persons as it considers desirable.
Each sub-committee shall be subject to such written terms
of reference and such procedures as MEC may determine.
A sub-committee's resolution which relates to or affects Settlement Requirements shall not be effective unless the relevant Pool MEC Member or SESL Member has voted in favour of the resolution.
The Director shall be entitled to send a representative to any meeting of any sub-committee, who shall be entitled to speak but not to vote on any issue.
6.54 Resolutions of sub-committees shall not have binding effect unless MEC has formally delegated the relevant decision-
making powers to the sub-committee (and then subject to
Clause 6.53) or has ratified the resolution in question.  The
MEC shall be considered as having formally delegated to
the Disputes Committee the decision-making powers set out
in Clause 37.
Secretariat
6.55 MEC may from time to time appoint and remove, or make arrangements for the appointment and removal of, any such person as MEC requires to assist it or any sub-committee of
it, the MEC Chairman or Secretary in the proper
performance of its or their duties and responsibilities in each such case upon such terms and conditions as MEC sees fit
(any such person or persons to be known as the
"Secretariat").
6.56 Any person referred to in Clause 6.55 shall undertake such administrative duties and responsibilities and exercise such powers as MEC may from time to time assign to or vest in any such person.
6.57 MEC may make arrangements for the remuneration of any
such person as is referred to in Clause 6.55 and the payment of any such person's costs and expenses and the same shall
be recovered in accordance with Clause 8.
7. CONSTITUTION OF THE MRA FORUM
7.1 Immediately upon commencement of this Agreement the
MRA Forum shall be established.  The procedural rules of
the MRA Forum are set out in this Clause 7.
Objects
7.2 The purpose of the MRA Forum is to act as a forum for representing the views of parties or, in the case of the Pool Agent, the views of Pool Members, or, in the case of SESL, the views of the parties to the Settlement Agreement for
Scotland on any matter relating to the Services or this Agreement, for informing the parties generally regarding the operation of the Services and of this Agreement, and to determine any matters from time to time referred to it by
MEC.
Membership
7.3 Each Host PES shall be entitled to send one duly authorised representative to attend any meeting of the MRA Forum on its behalf to represent it in its capacity as a provider of
MPAS ("Service Provider Representative") and each
Supplier that is a Public Electricity Supplier shall be entitled to send one duly authorised representative to attend any meeting of the MRA Forum on its behalf to represent it in
its capacity as a Supplier ("PES Supplier
Representative").
7.4 Each Supplier that is not a Public Electricity Supplier shall be entitled to send one duly authorised representative to attend any meeting of the MRA Forum on its behalf ("Non
PES Supplier Representative").
7.5 The Pool Agent and SESL each shall be entitled to send one duly authorised representative to attend any meeting of the
MRA Forum ("Pool Representative" and "SESL
Representative" respectively).
7.6 Each representative appointed pursuant to Clauses 7.3 to
7.5 shall have the right to speak and to vote at such
meetings, provided that the Pool Representative and the
SESL Representative shall be entitled to vote only in
relation to resolutions which (in the case of the Pool Representative) the Pool Representative reasonably considers relates to or affects the Pool Requirements or (in the case of the SESL Representative) the SESL
Representative reasonably considers relates to or affects the Scottish Settlement Requirements.
Proxies
7.7 Any representative of a party entitled to attend and vote at any MRA Forum meeting shall be entitled to appoint another person as its proxy to attend, speak and vote in its place, provided that no Service Provider Representative may appoint a PES Supplier Representative as its proxy,
and no PES Supplier Representative may appoint a Service
Provider Representative as its proxy.
7.8 The instrument appointing a proxy shall be in writing either under seal or under the hand of an officer or attorney duly authorised.
7.9 The instrument appointing a proxy and the power of
attorney or other authority, if any, under which it is signed or a certified copy of that power or authority shall be
deposited at the office of the Secretary or at such other
place within the United Kingdom as is specified for that
purpose in the notice convening the relevant meeting of the
MRA Forum, not less than 24 hours before the time
appointed for the taking of the vote and in default the instrument of proxy shall not be treated as valid.
7.10 An instrument appointing a proxy shall be in the following form or a form as near thereto as circumstances admit:
"MASTER REGISTRATION AGREEMENT dated [
		];
We,			, of			, being a
representative of a party to the above mentioned agreement,
hereby appoint 			of
	or, failing him,
			of			, as our proxy
to vote for us on our behalf at the MRA Forum meeting to
be held on the 	day of		19   , and at any adjournment
thereof.
Signed this		day of 			19   ."
7.11 A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous revocation of the proxy or of the authority under which the proxy was executed, provided that no notice in writing of such revocation shall have been received by the Secretary at his office before the commencement of the meeting or adjourned meeting at which the proxy is used.
Meetings
7.12 Meetings of the MRA Forum shall be convened:
7.12.1 by the Secretary on the instructions of MEC pursuant to Clause 6.45 or upon receipt of notice of an appeal pursuant to Clause 6.44 or 6.46;
7.12.2 by a party if the Secretary fails to convene a meeting of the MRA Forum to hear an appeal of that party pursuant to Clause 6.44, 6.45 or 6.46;
7.12.3 by MEC, forthwith upon receipt of a requisition by 4 parties; or
7.12.4 by the Pool MEC Member or SESL Member where it wishes to have considered matters which it reasonably believes relate to or affect the relevant
Settlement Requirements; or
7.12.5 by the Secretary in any event, at least once every 6 months if no meeting has been convened pursuant to Clauses 7.12.1 to 7.12.4.
7.13 Any requisition by parties as referred to in Clause 7.12.3 shall state the objects of the meeting and must be signed by or on behalf of each of the requisitioners and deposited with the Secretary, and may consist of several documents in like form each signed by one or more requisitioners. If MEC does not within 5 Working Days from the date of the deposit of the requisition proceed to convene a meeting of the MRA Forum for a date not later than 15 Working Days after the date of deposit, the requisitioners may themselves convene a meeting provided that such meeting is held within a further 20 Working Days. Any meeting convened in accordance with this Clause shall be convened in the same manner, as nearly as possible, as that in which meetings of the MRA Forum are convened by MEC.
7.14 Notwithstanding the provisions of Clauses 7.12 and 7.13, until the first meeting of the MRA Forum convened in accordance with Clause 7.15 the Secretary shall, on the instructions of MEC, convene meetings of the MRA Forum not less frequently than once in each Quarter (being the period of three calendar months ending on a Quarter Day) to discuss any matter of interest arising in relation to this Agreement.
7.15 With effect from the last day of the period of Controlled Market Start-Up for the last Host PES to have commenced Controlled Market Start-Up, the MRA Forum shall be empowered to hear appeals from MEC.
Notice of Meetings
7.17 All meetings of the MRA Forum shall be convened on at least 10 Working Days' notice in writing (or such other period of notice as MEC may determine) to those entitled to attend pursuant to Clauses 7.3 to 7.5.
7.18 The notice shall specify the date, time and venue of the meeting, and an agenda setting out the business to be transacted. Notice shall be given to all parties, all MEC Members and the Director.
7.19 The accidental omission to give notice of a meeting to, or the non-receipt of notice by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

Proceedings at Meetings
7.20 All business of the MRA Forum shall be transacted at meetings of the MRA Forum.
7.22 At the first meeting of the MRA Forum held after 1 April in each year, the MRA Forum shall elect from its number, by simple majority of those representatives present (including by proxy), a person to act as Forum Chairman ("Forum
Chairman"). The Forum Chairman shall preside at each meeting of the MRA Forum at which he is present. If the Forum Chairman is unable to be present at a meeting of the Forum, the parties who are represented at the meeting shall elect one of their number to act as chairman of that meeting.
The chairman of any meeting of the MRA Forum shall not be entitled to any casting vote in his capacity as such.
7.23 A quorum at meetings of the MRA Forum shall be:
7.23.1 persons representing (including by proxy) 50 percent or more of all Service Provider Representatives; and
7.23.2 persons representing (including by proxy) 50 percent or more of all PES Supplier Representatives; and
7.23.3 persons representing (including by proxy) 50 percent or more of the Total Weighted Vote for all Non-
PES Supplier Representatives; and
7.23.4 the Pool Representative, where the meeting is to consider matters which relate to or affect the Pool
Requirements; and
7.23.5 the SESL Representative, where the meeting is to consider matters which relate to or affect the Scottish Settlement Requirements.
7.24 If within half an hour from the time appointed for holding any meeting of the MRA Forum a quorum is not present or during the course of a meeting the meeting becomes inquorate, the meeting shall be adjourned to a time and place reasonably determined by the Chairman and, where the meeting is adjourned until later the same day, communicated to those present at the meeting. Where the meeting is adjourned to another date, notice of the adjourned meeting shall be given to all parties, as if it were a new meeting. If, where the meeting is adjourned to another date, at the adjourned meeting a quorum is not present within half an hour from the time appointed, those parties represented at the adjourned meeting shall constitute a quorum.
7.25 The Forum Chairman at a meeting of the MRA Forum at which a quorum is present may, with the consent of the meeting (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, provided that no business shall be transacted at any adjourned meeting other than the business left unfinished at the previous meeting. When a meeting is adjourned to another date , notice of the adjourned meeting shall be given as if it were a new meeting, but it shall otherwise not be necessary to give notice of an adjourned meeting.
Resolutions and Voting
7.26 At any meeting of the MRA Forum, a resolution put to the vote of the meeting shall be taken in such manner as the chairman of the meeting directs and the result of the vote shall be deemed to be the resolution of the relevant meeting and recorded in the minutes.
7.27 A declaration by the Forum Chairman of the meeting that a resolution has on a vote been carried or lost and an entry to that effect in the book containing minutes of the proceedings of meetings of the MRA Forum shall be conclusive evidence of the fact.
7.28 A resolution of the MRA Forum will be carried where:
7.28.1 50% or more of Service Provider Representatives present or represented (including by proxy) at the meeting; and
7.28.2 50% or more of PES Supplier Representatives present or represented (including by proxy) at the meeting; and
7.28.3 50% or more of the Total Weighted Vote held by Non-PES Supplier Representatives present or represented (including by proxy) at the meeting; and
7.28.4 the Pool Representative, where, in the Pool
Representative's reasonable opinion, the resolution relates to or affects the Pool Requirements; and
7.28.5 the SESL Representative, where, in the SESL
Representative's reasonable opinion, the resolution relates to or affects the SESL Requirements, all vote in favour of the resolution.
7.29 On a vote, each representative and each proxy at the meeting other than Non PES Supplier Representatives shall be entitled to a single vote. Each Non PES Supplier
Representative shall be entitled to the Weighted Votes of the party whom that person is representing, calculated in accordance with Clauses 6.8 to 6.11.
7.30 The Director shall be entitled to send a representative to any meeting who shall be entitled to speak but not to vote on any issue.
Minutes
7.31 The Secretary shall prepare minutes of all meetings of the MRA Forum and shall circulate copies of such minutes to all parties, each MEC Member and the Director as soon as practicable (and in any event within 10 Working Days) after the relevant meeting has been held. If any representative disapproves of the minutes, he shall, within 10 Working
Days of receipt of those minutes, notify the Secretary of those aspects with which he disagrees and the Secretary shall incorporate those aspects of the minutes upon which there is disagreement into the agenda for the next following meeting of the MRA Forum.
Appeals
7.32 Where a party reasonably believes that a resolution passed by the MRA Forum pursuant to Clause 7.28 or the MRA
Forum's failure to pass any resolution put to the vote at any meeting of the MRA Forum, will or is likely to unfairly prejudice the interests of that party, or will cause that party to be in breach of this Agreement or of its licence or the Act, or where the Pool Agent or SESL reasonably believes or is advised that such a decision will or is likely to unfairly prejudice the interests (which may include the interests under the relevant Settlement Agreement) of one or more
Pool Members or parties to the Settlement Agreement for Scotland, as appropriate, that party or the Pool Agent or SESL, as appropriate, may within 10 Working Days of receiving notice of the decision pursuant to Clause 7.31 appeal the matter to the Director whose decision shall be final and binding. Where the Pool Agent appeals a matter under this Clause on behalf of one or more Pool Members, in such appeal the Pool Agent may be represented by the Pool Member or Pool Members on whose behalf he or it has raised the appeal. Where SESL appeals a matter under this Clause on behalf of one or more parties to the Settlement
Agreement for Scotland, SESL may be represented in such appeal by the party or parties to the Settlement Agreement for Scotland, on whose behalf it has raised the appeal.
Pending the outcome of any such appeal, the relevant resolution shall have no effect.
8. COSTS
8.1 MEC shall be entitled to recover all its reasonable costs and expenses properly incurred in accordance with the procedures set out in this Clause 8. Such costs and expenses may include:
8.1.1 any general administration costs associated with MEC, the MRA Forum and the Secretariat including any costs incurred in holding any meetings; and
8.1.2 any costs and expenses of any consultant or adviser retained by MEC in the proper performance of its or his duties and responsibilities.
Preparation and Approval of Budgets
8.2 The budget setting out the anticipated costs to be incurred by MEC for the period from the date of this Agreement to 30th June 1998 is attached as the Annexure to this Agreement.
8.3 Not earlier than 60 nor later than 40 Working Days before 1st July 1998, MEC shall circulate to all MRA Forum representatives a draft budget for the remainder of that Financial Year, which shall set out MEC's good faith estimate of the costs that are anticipated to be incurred pursuant to Clause 8.1 over the remainder of that Financial
Year.
8.4 Not earlier than 60 nor later than 40 Working Days before the commencement of each Financial Year other than the first Financial Year, MEC shall circulate to all representatives on the MRA Forum a draft budget for that Financial Year, which shall set out MEC's good faith estimate of the costs that are anticipated to be incurred pursuant to Clause 8.1 over that Financial Year.
Approval of budgets
8.5 The draft budget shall be presented to the MRA Forum for approval by resolution. The MRA Forum may, by resolution, approve the draft budget, or amend the draft budget and approve it as amended. In the event of such MRA Forum resolution not being carried the provisions of Clause 8.6 shall apply. Where the resolution to approve the budget is carried by the MRA Forum such budget shall be the approved budget for that Financial Year and the funding for the MRA Secretariat in accordance with that budget shall be approved.
8.6 In the event of a failure of the MRA Forum to approve the form or content of any draft budget, the following provisions shall have effect:
8.6.1 pending resolution of the failure to agree, MEC shall not be entitled to carry out any activities which are the subject of dispute, except insofar as necessary in order to comply with legally binding obligations which it has previously incurred in accordance with this Agreement or insofar as the carrying out of such activities falls within the terms of any previous approved budget; and
8.6.2 the matter shall be referred forthwith to the Director whose decision as to the contents of the budget shall be final and binding.
Amendments to budgets
8.7 During the course of any Financial Year MEC may request any changes to be made to the approved budget. MEC may approve revisions to the approved budget within limits defined from time to time by the MRA Forum. The procedure for the approval of changes greater than those limits shall be the same as that set out in Clauses 8.5 and 8.6 for the approval of a draft budget.
Payment of Costs Incurred
8.8 MEC shall approve all costs incurred under Clause 8.1 which have been included in the approved budget for the relevant Financial Year in advance of submitting the same to the Secretariat for payment.
8.9 Upon receipt of an invoice or other statement relating to costs which have been approved by or on behalf of MEC in accordance with Clause 8.8, the Secretariat shall pay the amount stated in such invoice or other statement (together with Value Added Tax thereon, if applicable) to such person or persons as MEC shall direct.
Recovery of Costs
8.10 For the purposes of Clause 8.12, the amount which each Supplier shall be obliged to pay towards the costs to be incurred in accordance with the approved budget in respect of any Quarter shall be calculated as follows:
   x

Where:
SP = 	the amount due from each Supplier;
A= 	average number of Metering Points for which the
Supplier was Registered on all MPAS Registration
Systems across the last three months for which
reports pursuant to Clause 27.9 have been submitted
per MPAS Registration System which shall be
determined by summing the number contained in
those three reports  over all MPAS Registration
Systems and dividing that figure by three;
C =	estimated costs for the relevant Quarter included in
the budget approved pursuant to Clause 8.5 or 8.6;
and
T =	the average number of Metering Points contained on
all MPAS Registration Systems across the last three
months for which reports pursuant to Clause 27.9
have been submitted per MPAS Registration System
which shall be determined by summing the total
number of Metering Points contained in those three
reports  over all MPAS Registration Systems and
dividing that figure by three.
8.11 For the purposes of Clause 8.12, the amount which each
Host PES shall be obliged to pay towards the costs to be
incurred in accordance with the approved budget in any
Quarter shall be calculated as follows:
PP	=
Where:
PP	=	the amount due from Host PES; and
C	=	estimated costs for the relevant Quarter
included in the budget approved pursuant to
Clause 8.5 or 8.6.
8.12 The Secretariat shall arrange for collection from Host PESs and Suppliers of their respective proportionate share of the costs to be incurred in accordance with the approved budget
in any Quarter, calculated in accordance with Clauses 8.10
and 8.11, as appropriate, (together with Value Added Tax
thereon, if applicable) in accordance with such procedures
as may be agreed by MEC from time to time (which may
include collection in advance) and Host PESs and Suppliers
shall comply with such collection procedures and, in
particular, shall pay the amounts which that Host PES or
Supplier is obliged to pay within the time period prescribed by such procedures, following the receipt of an invoice or
other statement issued by the Secretariat.
8.13 Within 20 Working Days of the 1 April in each Financial
Year the Secretariat shall calculate each Host PES's and
each Supplier's proportionate share, in accordance with the proportions set out in Clauses 8.10 and 8.11, of the actual costs incurred during the previous Financial Year and shall reconcile them against amounts paid by each Host PES and each Supplier in respect of estimated costs pursuant to
Clause 8.12.  Where the aggregate amount paid by the Host
PES or Supplier in accordance with Clause 8.12 in respect
of the previous Financial Year is greater than the aggregate amount as calculated in accordance with this Clause 8.13 in
respect of that Host PES or Supplier, the Secretariat shall reimburse that Host PES or Supplier (as appropriate) with the difference within 20 Working Days.
Audit
8.14 MEC shall arrange for the costs incurred pursuant to Clause
8.1  to be audited by a firm of chartered accountants on an
annual basis.  MEC shall copy the auditor's report to all
parties within 15 Working Days of receipt.
Review of Cost Recovery Mechanism
8.15 Each party acknowledges that the cost recovery mechanism included in this Clause 8 has been agreed to on the basis that the scope of this Agreement is limited to those activities that are described in this Agreement excluding the
implementation of those matters set out in Schedule 12 (as
at the date of this Agreement) and, in relation to the period from the date of this Agreement up to 30th June 1998, to
the extent provided for in the budget set out in the
Annexure .  Each party agrees to review the cost recovery
mechanism included in this Clause 8 if the scope of this
Agreement (as so described and provided for) is materially
amended.
9. CHANGE CONTROL
External Inconsistencies and Conflicts with the Settlement
Agreement
9.1 Each of the parties hereby acknowledges and agrees the desirability of achieving and maintaining consistency and the absence of conflict between the provisions of this
Agreement, the Pooling and Settlement Agreement and the
Settlement Agreement for Scotland but recognise that it will not in all circumstances be possible to avoid inconsistency
or conflict.
9.2 If at any time there is any conflict between the Priority Provisions (as interpreted in the context of this Agreement)
and the equivalent provisions contained in the Pooling and Settlement Agreement (as interpreted in the context of that agreement) or the Settlement Agreement for Scotland (as interpreted in the context of that agreement), as the case
may be, the parties agree that:
9.2.1	if and for so long as a party complies with the
Priority Provisions, it will not be in breach of its
obligations under the relevant Settlement Agreement
in respect of those provisions which are in conflict
with the Priority Provisions; and
9.2.2	until such time as such conflict is resolved through
the procedures set out in this Clause 9 and the equivalent procedures in the relevant Settlement
Agreement, the Priority Provisions shall prevail over the equivalent provisions in the relevant Settlement
Agreement with which they are in conflict, provided that nothing in this Clause 9.2 shall prejudice the form or content of any proposed change to resolve the conflict.
Change Co-ordination
9.3 The parties agree that no changes to the Priority Provisions shall be made under this Agreement without first ensuring that the relevant procedures to change the corresponding
Priority Provisions under the relevant Settlement Agreement have been complied with and the change has been approved under the relevant Settlement Agreement.
9.4 The parties agree that where changes to the Priority
Provisions are agreed to under the terms of this Agreement and the relevant Settlement Agreement, or the relevant arrangements in place in Scotland prior to the Settlement
Agreement for Scotland taking effect, they shall use their reasonable endeavours to ensure that any changes to this Agreement and the relevant Settlement Agreement are made with effect from the same date.
9.5 MEC shall be responsible for liaising with the appropriate forums under (1) the Pooling and Settlement Agreement and (2) the Settlement Agreement for Scotland or Scottish Electricity Settlements Limited, as appropriate, to ensure the co-ordination of the implementation of changes to the Priority Provisions.
Changes to Director's Requirements and Consideration of the Director's requests
9.6 The parties acknowledge and agree that, notwithstanding any other provision of this Agreement, no amendment to or variation of any of the matters dealt with in any of the following provisions of this Agreement shall take effect without the prior written consent of the Director:
9.6.1 Clauses 4.4, 6.1 to 6.17 (inclusive), 6.30, 6.36, 6.38 to 6.41, (inclusive), 6.44 to 6.46 (inclusive), 6.49 to
6.57 (inclusive), 7.1 to 7.6 (inclusive), 7.15, 7.26 to
7.30 (inclusive), 7.32, 8, 9.6, 9.7, 10.8, 10.11,
10.12, 11.1, 13, 14, 15, 16, 24.1, 24.6, 26, 27.1, 29,
34, Schedule 2, Schedule 5 and Schedule 8;
9.6.2 any change to any definitions in Clause 1.1 which may materially affect the provisions in the Clauses set out in Clause 9.6.1; or
9.6.3 any provision of this Agreement which requires or permits any matter to be referred to the Director for approval, consent, direction or decision or confers any rights or benefits upon the Director.
9.7 MEC shall:
9.7.1 give due and prompt consideration to any matter referred to it in writing by the Director;
9.7.2 advise the Director in writing of any decision or action of MEC and the MRA Forum in relation to any matter;
9.7.3 if reasonably requested by the Director, give the Director in writing reasons for such decision or action; and
9.7.4 if reasonably requested by the Director (having regard, in particular, to the resources available to
MEC), in relation to any proposal by the Director for a change to any provision of this Agreement provide or procure the provision of advice and assistance to the Director as soon as reasonably practicable as to the implications of the change and the actions necessary to implement it (including any relevant impact assessment).
Changes to Priority Provisions - MRA Led
9.8 Any party that wishes to change the Priority Provisions may submit a Change Proposal to MEC requesting that such change be made.
9.9 Where MEC receives a Change Proposal pursuant to Clause
9.8, it shall copy such request to all parties, any other interested industry participants and the relevant forums under the Pooling and Settlement Agreement (if the change relates to or affects the Priority Provisions of the Pool Requirements) and/or the Settlement Agreement for Scotland or the relevant arrangements in Scotland prior to the Settlement Agreement for Scotland taking effect (if the change relates to or affects the Priority Provisions of the Scottish Settlement Requirements) for consideration. Such notification shall indicate the timescale for submitting comments.
9.10 MEC shall collate all comments received within the proposed timescale indicated in the notification under Clause 9.9. MEC shall copy all comments and the results of any impact assessment received to the relevant forums under the Pooling and Settlement Agreement (if the change relates to or affects the Priority Provisions of the Pool Requirements) and/or the Settlement Agreement for Scotland or Scottish Electricity Settlements Limited, where appropriate (if the change relates to or affects the Priority Provisions of the Scottish Settlement Requirements).
Changes to Priority Provisions - Pool or SESL Led
9.11 Where any Change Proposal to the Priority Provisions is proposed under the terms of the relevant Settlement
Agreement, SESL or PEC (or the relevant sub-committee of the Pool Executive Committee which is empowered to co-ordinate the change control process under the Pooling and Settlement Agreement) shall ensure that a copy of the Change Proposal under the terms of the relevant Settlement
Agreement is copied to MEC for its consideration.
9.12 Where MEC receives a copy of a Change Proposal pursuant to the terms of Clause 9.11, it shall consider the request and shall provide the relevant forum under the Settlement
Agreement with its comments, if any, on the Change
Proposal.
9.13 The Pool MEC Member or SESL Member, as appropriate, shall ensure that all comments received in accordance with the relevant Settlement Agreement on a Change Proposal to the Priority Provisions proposed under the terms of the relevant Settlement Agreement, together with any report or results of an impact assessment conducted under the relevant Settlement Agreement, if any, on a Change
Proposal to the Priority Provisions are (subject to any applicable restrictions on disclosure for reasons of confidentiality) provided to MEC.
Changes to Agreement that are not Priority Provisions
9.14 Any party, apart from the Pool Agent and SESL, may submit a Change Proposal that is not a change to the Priority Provisions, to MEC requesting that such change be made.
9.15 Where MEC receives a Change Proposal pursuant to Clause
9.14, it shall copy such request to all parties and any other interested industry participants. Such notification shall indicate the timescale for submitting comments. If either of the Pool MEC Member or the SESL Member notifies MEC that it considers that the Change Proposal relates to the relevant Priority Provisions then the provisions of Clauses
9.9 and 9.10 shall apply to such change and the provisions of Clauses 9.16 and 9.17 shall not apply.
9.16 MEC shall collate all comments received within the proposed timescale indicated in the notification under Clause 9.15.
9.17 MEC shall copy all information referred to in Clause 9.16 within 10 Working Days of such comments or result of an impact assessment being received by it, to all parties and any other interested industry participants.
MRA Decision Making Process
9.18 Once the procedures set out in Clauses 9.8 to 9.10, 9.11 to
9.13 or (as the case may be) 9.14 to 9.17 have been completed, MEC shall consider such Change Proposal and shall decide whether to accept or reject such Change
Proposal in accordance with Clause 6. Where MEC decides to accept a Change Proposal, it shall also decide the appropriate process for agreeing and implementing the change, including the parameters for:
9.18.1 timing of the process and, subject to clauses 9.3 and 9.4, the timing of the implementation;
9.18.2 the need for any sub-committees and the terms of reference for any such sub-committee; and
9.18.3 the process for agreeing the final form of the change and the manner in which the change should be made, such process to be subject to the provisions of Clauses 6 and 7.
Settlement Requirement Change Proposal Acceptance or
Rejection
9.19 Where a Change Proposal to the  Priority Provisions of the
Pool Requirements is accepted pursuant to the procedures set out in Clause 9.18 and the Change Proposal is accepted by the relevant forum under the Pooling and Settlement
Agreement (if the change affects the Priority Provisions of the Pool Requirements), the Priority Provisions of the Pool Requirements shall be amended according to the Change
Proposal within an appropriate timescale.
9.20 Where a Change Proposal to the Priority Provisions of the Scottish Settlement Requirements is accepted pursuant to the procedures set out in Clause 9.18 and the Change
Proposal is accepted by the relevant forum under the Settlement Agreement for Scotland (if the change affects the Priority Provisions of the Scottish Settlement
Requirements) the Priority Provisions of the Scottish
Settlement Requirements shall be amended according to the Change Proposal within an appropriate timescale.
9.21 Where either:
9.21.1 a Change Proposal to the Priority Provisions of the Pool Requirements has been accepted pursuant to the procedures set out in Clause 9.18 but the equivalent Change Proposal to the Pooling and Settlement Agreement is rejected by the relevant forum under that Agreement; or
9.21.2 a Change Proposal to the Priority Provisions of the Pool Requirements has been rejected pursuant to the procedures set out in Clause 9.18, but the equivalent
Change Proposal to the Pooling and Settlement
Agreement is accepted by the relevant forum under that Agreement, the Priority Provisions of the Pool Requirements shall not be amended pursuant to the Change Proposal.
9.22 Where either:
9.22.1 a Change Proposal to the Priority Provisions of the Scottish Settlement Requirements has been accepted pursuant to the procedures set out in Clause 9.18 but the equivalent Change Proposal is rejected by the relevant forum under the Settlement Agreement for Scotland; or
9.22.2 a Change Proposal to the Priority Provisions of the Scottish Settlement Requirements is rejected pursuant to the procedures set out in Clause 9.18 but the equivalent Change Proposal is accepted by the relevant forum under the Settlement Agreement for Scotland, the Priority Provisions of the Scottish Settlement
Requirements shall not be amended pursuant to the Change
Proposal.
Procedures
9.23 MEC shall agree and issue appropriate procedures in relation to Change Proposals submitted pursuant to this Clause 9 (which procedures shall be subordinate to and shall not be inconsistent with the procedures set out in Clauses 6, 7, 9 and 10), and the parties agree to comply with those procedures as issued from time to time.
Emergencies
9.24 Where any change is proposed to this Agreement pursuant to the terms of this Clause 9 which MEC decides:
9.24.1 is of an urgent nature; and
9.24.2 is a change which should be accepted
	MEC may decide to reduce the timescales set out in this Clause 9 accordingly.
10. DATA TRANSFER CATALOGUE
10.1 The Data Transfer Catalogue as at the date of this Agreement shall be initialled by MEC Members for the purposes of identification at the first meeting of MEC.
10.2 Where any Change Proposal to change this Agreement will affect the Data Transfer Catalogue and therefore gives rise to a proposal to change the Data Transfer Catalogue such Change Proposal to change the Data Transfer Catalogue shall be considered as part of the Change Proposal to this Agreement in accordance with the procedures set out in Clause 9.
10.3 Any party that wishes to change the Data Transfer
Catalogue may submit a Change Proposal to MEC requesting that such a change be made to the Data Transfer Catalogue. Where such a change is proposed, the Secretary shall notify all parties and any other affected industry participants including the Data Transfer Service Controller of the proposal at least 10 Working Days before the meeting of MEC to consider the Change Proposal.
10.4 Where the proposed change to the Data Transfer Catalogue would in the reasonable opinion of the Pool MEC Member or SESL Member, as the case may be, affect items of the Data Transfer Catalogue which are used under the Pooling and Settlement Agreement and/or Settlement Agreement for
Scotland, that change shall be dealt with as if it were a change to the Priority Provisions of the Pool Requirements or (as the case may be) the Priority Provisions of the Scottish Settlement Requirements pursuant to Clause 9, provided that MEC shall, in addition, establish a sub-committee in accordance with Clause 10.5 and consider its recommendations and the provisions of Clauses 10.6 to
10.12 shall not apply.
10.5 Where a proposal is made pursuant to Clause 10.3, MEC shall establish a sub-committee to consider the Change
Proposal, whose members shall be drawn from those likely to be affected by the Change Proposal and need not be members of MEC or representatives of parties and shall include a representative of the Data Transfer Service
Controller. The sub-committee may consider the likely impact of the proposed change on:
10.5.1 the performance of any agreement between any party and any third party which requires the exchange of information by reference to the Data
Transfer Catalogue;
10.5.2 the performance of the Data Transfer Service; and
10.5.3 other affected industry participants and/or the computer systems of such participants.
The sub-committee shall, taking into account such assessment and the benefit to industry participants to be derived from the relevant change, advise MEC as to whether or not it recommends that any change to the Data
Transfer Catalogue should be made and if it recommends that a proposal should be adopted the recommended process for implementing the change.
10.6 Where the sub-committee established in accordance with Clause 10.5 recommends that any change be made to the Data Transfer Catalogue, MEC shall consider such recommendation and, if it sees fit, endorse the relevant change and decide on an appropriate process for implementing the change. Where MEC makes a decision on a proposal, the decision shall be copied by the Secretary within 5 Working Days of such decision to all parties and all other affected industry participants that have been involved in the assessment carried out under Clause 10.5.
10.7 Where MEC accepts a proposal in accordance with Clause
10.6, unless before the expiry of 10 Working Days after receipt of notification sent in accordance with Clause 10.6 any party gives notice pursuant to Clause 10.8, the proposed change shall take effect as from the implementation date agreed to by MEC pursuant to Clause
10.6.  The Secretary shall ensure that the Data Transfer
Catalogue is amended accordingly and that a copy of the amendment to the Data Transfer Catalogue is distributed to each party, all signatories to the Data Transfer Service
Agreement and any other affected industry participants that have been involved in the assessment carried out under Clause 10.5.
10.8 Where any industry participant affected by any decision made pursuant to Clause 10.6 gives notice to the Secretary before the expiry of 10 Working Days after receipt of notification in accordance with Clause 10.6 that it is dissatisfied with the decision and wishes to appeal the matter, MEC shall notify all parties, all signatories to the Data Transfer Service Agreement and any other affected industry participants that have been involved in the assessment carried out under Clause 10.5 accordingly and shall refer the proposed change:
10.8.1 prior to the date from which the MRA Forum is empowered to resolve appeals pursuant to Clause
7.15, to the Director for his determination whose decision shall be final and binding; or
10.8.2 on or after the date from which the MRA Forum is empowered to resolve appeals pursuant to Clause
7.15, to the MRA Forum for its decision.
10.9 Where a Change Proposal is appealed to the MRA Forum pursuant to Clause 10.8 and it decides to endorse a change to the Data Transfer Catalogue the MRA Forum shall determine the appropriate process for implementing the change. Where the MRA Forum makes a decision on an issue referred to it the Secretary shall within 5 Working
Days of such decision being made notify all parties and any other affected industry participants that have been involved in the assessment carried out under Clause 10.5 of the decision.
10.10 Unless before the expiry of 10 Working Days of receipt of notification sent in accordance with Clause 10.9 any affected industry participant gives notice to the Secretary that it intends to refer the matter to the Director any proposed change that is the subject of the MRA Forum's decision shall take effect as from the implementation date agreed to by the MRA Forum pursuant to Clause 10.9. The
Secretary shall ensure that the Data Transfer Catalogue is amended accordingly and that a copy of the amendment to the Data Transfer Catalogue is distributed to each party and all other affected industry participants.
10.11 Any industry participant affected by any decision made pursuant to Clause 10.9 who is dissatisfied with the decision may, by notice to the Director and the Secretary before the expiry of 10 Working Days after receipt of notification in accordance with Clause 10.9, appeal the matter to the Director for his determination, whose decision shall be final and binding. Upon receipt of notice of the appeal, the Secretary shall notify all parties, signatories to the Data
Transfer Service Agreement and any other affected industry participants that have been involved in the assessment carried out under Clause 10.5 accordingly.
10.12 Where any matter is referred to the Director pursuant to Clauses 10.8.1 or 10.11 and the Director considers that the proposed change to the Data Transfer Catalogue should be made, such change shall take effect as from an implementation date decided upon by the Director. The
Secretary shall ensure that the Data Transfer Catalogue is amended accordingly and that a copy of the amendment to the Data Transfer Catalogue is distributed to each party and all other affected industry participants that have been involved in the assessment carried out under Clause 10.5.
10.13 Each of the parties agrees with each of the other parties that each party shall be entitled to use the Data Transfer
Catalogue as contemplated by this Agreement, the Data
Transfer Service Agreement, each of the Settlement
Agreements and each other agreement between two or more parties which requires or permits the use of the Data
Transfer Catalogue.

PART III: MPAS TECHNICAL CONSTRAINT, ERS MIGRATION,
SERVICE AVAILABILITY AND SERVICE LEVELS
11. MPAS TECHNICAL CONSTRAINT
11.1 Each Host PES shall ensure that its MPAS Registration
System enables only one Supplier to be Registered as
responsible for supplying any Metering Point for a particular day.
11.2 Where a Host PES has become Accredited and its systems
have been Certified, it shall ensure that:
11.2.1 it uses Certified systems and processes to provide
and maintain its MPAS; and
11.2.2 any changes in its Certified systems and processes
are made in accordance with Certified change
procedures.
12. ERS MIGRATION (ENGLAND AND WALES ONLY)
12.1 Subject to Clauses 12.2 and 12.3, where a Host PES
receives an application for Migration in an agreed electronic format, from the Settlement System Administrator which it
Accepts, it shall Migrate the relevant Metering Point and
shall notify the Settlement System Administrator, the
relevant Supplier and Data Aggregator by 06:00 hours on
the following Operational Working Day that such Metering
Point has Migrated.  Where the Host PES Rejects the
application to Migrate, the Host PES shall notify the
Settlement System Administrator by delivering such
notification to that Host PES's Gateway by 06:00 hours on
the following Operational Working Day that the application
has been Rejected and all the reasons for the Rejection.
12.2 Up to the date notified to each Host PES pursuant to
Clause 12.3 where:
12.2.1 the relevant Host PES's MPAS Registration System
is fully operational; and
12.2.2 a business process has been developed pursuant to
the terms of the Pooling and Settlement Agreement
and accepted by the relevant Host PES,
that Host PES shall complete as many Migrations as would
be consistent with the efficient use of resources available to that Host PES at that time.
12.3 From the date on which the parties are notified by the Pool Agent that the Pool Executive Committee has resolved, pursuant to schedule 24 of the Pooling and Settlement
Agreement, that the Migration of Metering Points registered
on ERS to a Host PES's MPAS Registration System shall
commence in respect of one or more Host PESs (such date
to be no earlier than 1st October 1998), each Host PES to
which such notification relates shall use its reasonable
endeavours to complete as many applications for Migration
as possible but shall only be required to complete the first
100 applications for Migrations received by it on any
Operational Working Day where those applications are in an
agreed electronic format.  Any extra applications for
Migrations in excess of the first 100 requested in any
Operational Working Day which are not completed on that
Operational Working Day shall be deemed to be received by
it on the following Operational Working Day.
12.4 A Supplier registered on ERS for Related Metering Points shall use its reasonable endeavours to ensure that those
Related Metering Points are Migrated so that they have the
same Supply Start Date.
13. SERVICE AVAILABILITY
13.1 Each Host PES shall provide, operate and maintain its
MPAS Registration System in accordance with Good
Industry Practice in England and Wales or as a Reasonable
and Prudent Operator in Scotland and, subject to Clause
13.3, shall use its reasonable endeavours to ensure that staff are available between 09:00 hours and 18:00 hours on all
Operational Working Days to receive requests pursuant to
Clauses 17.4, 19, 20.12, 22.1, 23.1, 25.1 27.5 and 27.6 and
to respond to queries from Suppliers in relation to the
provision of Services.
13.2 Each Host PES shall use its reasonable endeavours to
ensure that any planned suspensions in the operation of its
MPAS Registration System are scheduled so that there is
the minimum amount of disruption to the provision of
MPAS. The relevant Host PES shall provide the relevant
Suppliers and Data Aggregators with as much notice as
possible of any planned suspension in the availability of its
MPAS Registration System.
13.3 In the event of any unplanned suspension in the operation of its MPAS Registration System, the Host PES shall treat the
suspension as an emergency and shall implement its disaster
recovery procedures, approved as part of its Accreditation,
within 48 hours of the start of the suspension.  The Host
PES shall use its reasonable endeavours to make its MPAS
Registration System available again as quickly as possible.
13.4 Any failure of the Host PES to comply with the provisions of Clauses 13.2 and 13.3 shall not relieve that Host PES
from the application of the service levels referred to in
Clause 14 except where such failure is due to a
circumstance of Force Majeure in which case the provisions
of Clause 36 or 45 shall apply.
14. SERVICE LEVELS AND LIQUIDATED DAMAGES
Service Levels
14.1 Save as otherwise provided in this Agreement, each Host
PES shall use its reasonable endeavours to ensure that
notifications of any one type which it receives shall be
processed in the order in which they were received.
14.2 Where a Host PES receives any notification pursuant to any of Clauses 15.10, 15.14, 16.7, 16.9, 17.3, 20.5, 20.8, 20.10,
20.11, 21.1, 24.1, 24.3, 24.5 or the Objection Resolution
Period has elapsed under Clause 16.13, the Host PES shall
notify the relevant persons listed in those Clauses, or for notifications received under Clauses 21.1 and 24.3, the persons listed in Clauses 21.2 and 24.4 respectively (except for its Distribution Business) in the manner contained in
Clause 14.3.
14.3 Each Host PES shall produce the notifications required
under the Clauses listed in Clause 14.2 in accordance with
the requirement set out in Clause 28.2 in response to any notifications received by 18:00 hours on an Operational
Working Day or in response to the elapsing of the Objection Resolution Period on a particular Operational Working Day
("Message Receipt Working Day") and, subject to
Clauses 14.4 and 14.5, shall operate its MPAS Registration
System with the intent to deliver the total number of such notifications ("Total Daily Processing") to its Gateway by
06:00 hours on the following Operational Working Day or
as soon as reasonably practicable thereafter.
14.4 For the purposes of fulfilling its obligations in respect of the Settlement Requirements, each Host PES shall ensure that:
14.4.1 the Total Daily Processing will be processed and
delivered to the Host PES's Gateway at a time not
later than 06:00 hours on the first Operational
Working Day following the Message Receipt
Working Day provided that the Host PES shall not
be in breach of this obligation if it fails to meet this
target on not more than six Operational Working
Days during each Quarter;
14.4.2 if the target in Clause 14.4.1 is not met, the Total
Daily Processing will be processed and delivered to
the Host PES's Gateway at a time not later than
06:00 hours on the second Operational Working
Day following the Message Receipt Working Day
provided that the Host PES shall not be in breach of
this obligation if it fails to meet this target on not
more than one Operational Working Day during
each Quarter;
14.4.3 if the target in Clause 14.4.2 is not met, the Total
Daily Processing will be processed and delivered to
the Host PES's Gateway at a time not later than
06:00 hours on the third Operational Working Day
following the Message Receipt Working Day.
14.5 For the purposes of fulfilling its obligations in respect of Suppliers, each Host PES shall:
14.5.1 use its reasonable endeavours to ensure that on not
more than 4 Operational Working Days during each
Quarter, the Total Daily Processing will be
processed and delivered to the Host PES's Gateway
at a time later than 06:00 on the first Operational
Working Day following the Message Receipt
Working Day;
14.5.2 ensure that on not more than 5 Operational Working
Days during each Quarter, the Total Daily
Processing will be processed and delivered to the
Host PES's Gateway at a time later than 06:00 hours
on the first Operational Working Day following the
Message Receipt Working Day;
14.5.3 ensure that on not more than 1 Operational Working
Day during each Quarter, the Total Daily Processing
will be processed and delivered to the Host PES's
Gateway at a time later than 06:00 hours on the
second Operational Working Day following the
Message Receipt Working Day; and
14.5.4 ensure that on no occasion during each Quarter, the
Total Daily Processing will be processed and
delivered to the Host PES's Gateway at a time later
than 06:00 hours on the third Operational Working
Day following the Message Receipt Working Day.
14.6 In order to determine whether the Host PES has fulfilled the requirements set out in each of Clauses 14.4 to 14.5, each
Host PES shall note the time on the Operational Working
Day when the Total Daily Processing is delivered to its
Gateway in relation to the Message Receipt Working Day
relevant to that Total Daily Processing.
14.7 Each Host PES shall measure its performance against the requirements set out in Clauses 14.4 and 14.5 over each
Quarter provided that where a Host PES breaches the
requirements in Clauses 14.5.3 and 14.5.4, the breach shall
be deemed to have occurred in the Quarter in which the
second Operational Working Day following the Message
Receipt Working Day occurred.
14.8 Each Host PES agrees that it is their long term objective to achieve a service level ensuring the processing and delivery of the Total Daily Processing by 06:00 hours on the first
Operational Working Day following the Message Receipt
Working Day.
Pool/SESL Liquidated Damages
14.9 Where the number of occasions in any Quarter that a Host
PES fails to deliver the Total Daily Processing to its
Gateway within the timescales indicated in Clauses 14.4.1 to
14.4.3 exceeds the number of allowable failures indicated in the relevant Clause, that Host PES if in England or Wales
shall pay the Pool Agent and, if in Scotland shall pay SESL (POUND)125 for each such extra occasion on which it has failed to deliver the Total Daily Processing to its Gateway, provided that the Host PES shall have no liability to make such
payment for any failures which occur before the date which
is 15 consecutive weeks following commencement of
Controlled Market Start-Up in its Authorised Area or such
longer period as MEC may determine in accordance with
Clause 14.13.
Supplier Liquidated Damages
14.10 Where the number of occasions in any Quarter that a Host
PES fails to deliver the Total Daily Processing to its
Gateway within the timescales indicated in Clauses 14.5.2 to
14.5.4 exceeds the number of allowable failures indicated in the relevant Clause, that Host PES shall be liable to pay
Suppliers the following amounts:
14.10.1 (POUND)200 for each extra failure in that Quarter over and above those allowed in Clause 14.5.2, where
a payment is not made pursuant to Clause 14.10.2
or Clause 14.10.3;
14.10.2 (POUND)250 for each extra failure in that Quarter over and above those allowed in Clause 14.5.3, where
a payment is not made pursuant to Clause
14.10.3;
14.10.3 (POUND)5,000 for each failure in that Quarter of the type referred to in Clause 14.5.4, provided that a Host PES shall have no liability to make
such payment for any failures which occur before the date
which is 15 consecutive weeks following commencement of
Controlled Market Start-Up in its Authorised Area or such
longer period as MEC may determine in accordance with
Clause 14.13.
14.11 Any liquidated damage payment for which a Host PES is
liable under Clause 14.10 shall be apportioned amongst
Suppliers in accordance with the following formula:
SLD	=	L    x     Ai
		       Ai...n
Where:
SLD	=		liquidated damage payment to be
made to a Supplier in respect of that
Quarter;
L	=		liquidated damage payment for which
the relevant Host PES is liable in
accordance with Clause 14.10;
Ai		=	maximum ((x1 - x0), 0) + maximum
((x2 - x1), 0)  +  maximum ((x3 - x2),
0) for the relevant Supplier;
 Ai...n	=	sum of (maximum ((x1 - x0), 0) +
maximum ((x2 - x1), 0)  +  maximum
(x3 - x2), 0)) for all Suppliers in the
relevant Host PES's Authorised Area;
x0		=	the number of Metering Points in
respect of which the relevant
Supplier was Registered at the 15th
day of the third month in the
preceding Quarter;
x1		=	the number of Metering Points in
respect of which the relevant
Supplier was Registered at the 15th
day of the first month in the relevant
Quarter;
x2		=	the number of Metering Points in
respect of which the relevant
Supplier was Registered at the 15th
day of the second month in the
relevant Quarter; and
x3		=	the number of Metering Points in
respect of which the relevant
Supplier was Registered at the 15th
day of the third month in the relevant
Quarter.
Data Transfer Service Escalation
14.12 Where a Host PES receives a notification from the Data
Transfer Network indicating that a Message sent by that Host PES pursuant to the terms of this Agreement has not been received by the relevant Supplier or Data Aggregator, the Host PES shall contact the Supplier or Data Aggregator as soon as reasonably practicable. The Host PES and relevant Supplier or Data Aggregator shall utilise the Problem Management Procedures under the Data Transfer
Service Agreement which may require the Host PES to Resend the original Message.
MEC Discretion
14.13 MEC may decide to change the period of suspension of liquidated damage payments from those set out in Clauses
14.9 and 14.10 in accordance with the procedure set out in Clause 38 and may do so where the commencement of the second Tranche of Controlled Market Start-Up for a Host
PES is delayed beyond the expected start date for that Tranche as at the date of this Agreement.
14.14 MEC may at any time decide to change the time scales within which Total Daily Processing is to be carried out and delivered to a Host PESs Gateway pursuant to Clauses
14.3, 14.4 and 14.5 and may do so where the number of Applications for Registrations received by a Host PES on an Operational Working Day is materially greater than the number of Applications for Registration which the Host
PES acting reasonably expected to receive on any particular Operational Working Day as at the date of this Agreement.
Review
14.15 MEC shall conduct a formal review, to be started no earlier than 12 months or as MEC otherwise decides and completed no later than 15 months, after the start of Controlled Market Start-Up for the Host PES that is the first Host PES to commence Controlled Market Start-Up.
14.16 The liquidated damage payments referred to in Clauses 14.9 and 14.10 have been based on assumptions relating to percentages of Application for Registration where the Supply Start Date for such Application for Registration would be affected by a failure to comply with the service levels set out in Clause 14.4 and 14.5 and the corresponding costs per Total Daily Processing and per Metering Point incurred by Suppliers in changing the Supply Start Date for such affected Applications for Registration. The detailed assumptions made by the parties as at the date of this Agreement are set out below and shall be taken into account by MEC in considering the appropriateness of the level of the liquidated damage payments as part of its review and in particular whether such assumptions remain valid or the values ascribed to such assumptions are appropriate. Any differences shall be taken into account by MEC when proposing any revised liquidated damage payments to be applied after the review:
14.16.1 Suppliers will not take any action on a Metering
Point specific basis where the Host PES fails the service levels set out in 14.5.1, 14.5.2 and 14.5.3;
14.16.2 Applications for Registrations are spread evenly over the period of 28 calendar days before the Supply Start Date included in the Applications for Registration;
14.16.3 an average of 20 Suppliers are affected by a failure to process and deliver a Total Daily Processing;
14.16.4 Suppliers carry out the following activities where the Host PES fails the service level set out in Clause
14.5.4:
(A) contact all Customers affected by the failure of the service level set out in Clause 14.5.4 in writing;
(B) contact each Meter Operator, Data Collector and Data Aggregator that has been appointed in relation to Metering Points which are affected by the failure of the service level set out in Clause 14.5.4 in writing to indicate that the Supply Start
Dates for those affected Metering Points are likely to change;
(C) take or procure the taking of a revised actual meter read in respect of each Metering Point that is affected by the failure of the service level set out in Clause 14.5.4;
(D) undertake manual correction of internal databases to effect changes to Supply Start
Dates to all Metering Points which are
affected by the failure of the service level set out in Clause 14.5.4.
14.17 Each party agrees to provide MEC with all reasonable information that MEC may require for the purposes of carrying out its review pursuant to this Clause 14. This may include information relating to the level of market activity, the average number of Messages within the Total Daily
Processing, the average composition of a Total Daily
Processing and information to verify the assumptions set out in Clause 14.16 and how the values ascribed to such assumptions may have changed since the date of this Agreement.
14.18 Nothing in this Clause shall be construed as restricting the scope of MEC's review pursuant to Clause 14.15. In particular, MEC shall consider whether there is a need for further reviews to be carried out by it after the conclusion of its review pursuant to this Clause 14.
14.19 MEC shall copy the results of its review to all parties as soon as reasonably practicable following the conclusion of its review. Any changes to this Agreement that MEC reasonably considers should be made as a result of the review shall be treated as a change request and the procedures set out in Clause 9 shall be followed.

PART IV: REGISTRATION SERVICES
15. PROCEDURE FOR APPLICATION FOR REGISTRATION
BY A SUPPLIER
15.1 Subject to Clause 3.2, a Supplier that has entered into a contract to supply or receive electricity through or from a
Metering Point, under which supply or receipt is to
commence on or after the date specified by the Director in
relation to the Premises associated with that Metering Point as referred to in Clause 3.2 or is supplying or is to supply from any such Metering Point under a tariff arrangement on
or after that date, shall apply to the Host PES whose MPAS Registration System has the Metering Point recorded on it, for Registration in respect of that Metering Point, pursuant to the provisions of this Clause 15 or Clause 20, as
appropriate except where that Supplier is already Registered in relation to that Metering Point or where that Metering
Point is registered on ERS.
15.2 Where a Supplier has entered into a contract to supply electricity, the Supplier shall not apply to the relevant Host
PES for Registration in respect of that Metering Point until the expiry of any initial period during which the relevant
Customer has the right (whether contractual or statutory) to terminate the contract.
15.3 Each Supplier shall, to the extent that it is aware of the need for future submissions of Applications for Registrations, use its reasonable endeavours to spread its submissions of
Applications for Registration evenly over all Operational
Working Days in the 28 day period prior to the opening of
the competitive supply market in each Tranche in the
relevant Host PES's Authorised Area.  For the avoidance of
doubt, this Clause 15.3 shall not require any Supplier to
alter the Supply Start Date relating to any proposed
Application for Registration. If a Host PES believes that a Supplier is in breach of this Clause 15.3, it shall notify the Supplier and the Director of the alleged breach, setting out the reasons for its belief.
15.4 The Supplier shall, prior to applying for Registration in respect of any Metering Point through which Designated
Premises are to be supplied, establish data item 7 of
Schedule 2 for that Metering Point by satisfying itself
whether its Customer is a new owner or occupier of those
premises.
15.5 The Supplier shall use its reasonable endeavours to apply for Registration in respect of all Related Metering Points on the same Operational Working Day for a Supply Start Date
on the same date, except where a new Related Metering
Point is created after the Supplier applies for Registration in relation to the other Related Metering Point(s). Where a new Related Metering Point is created the Supplier shall
apply for Registration in relation to it as soon as reasonably practicable.
15.6 A Valid Application for Registration for the purposes of this Clause 15 is one that:
15.6.1 contains values that the Supplier has identified as representing data items 1, 2, 3, 8 and 10 of Schedule
2 for the Metering Point against which it wishes to
Register which are Accepted on the MPAS
Registration System;
15.6.2 is received by the relevant Host PES no later than
the last Operational Working Day before the Supply
Start Date included in the Supplier's application
under Clause 15.6.1 and no more than 28 days in
advance of that date;
15.6.3 is received by the relevant Host PES on or after the
later of:
(A) the eleventh Operational Working Day
following the date when the relevant Host
PES has Registered the Old Supplier for the
relevant Metering Point; and
(B) the Supply Start Date provided by that Old
Supplier.
15.7 The relevant Host PES shall not be obliged to check the validity or accuracy of any data items contained in a
Supplier's Application for Registration or whether a
Supplier has complied with the provisions of Clauses 15.1
to 15.5 except to the extent that the Host PES Accepts the
application.
15.8 The Supplier may also include in its Application for Registration data items 4, 5, 7 and 11 to 14, 16 and 17 of
Schedule 2 for the relevant Metering Point.  The Supplier
shall use its reasonable endeavours to ensure that data item
7 is set to "T" (True) in its Application for Registration if
the application relates to Designated Premises and the
Customer at those Designated Premises is a new owner or
occupier of those premises.  The Host PES shall not be
required to check that data item 7 has been included or is
accurate in an Application for Registration for a Designated Premises where there is a Customer that is a new owner or occupier of those premises.
15.9 Where the New Supplier does not include any of the
optional items listed in Clause 15.8 in its Valid Application for Registration, the data items that are held on the MPAS Registration System for the relevant Metering Point and are valid as at the date of receipt of the Valid Application for Registration that correspond to the optional data items not provided shall continue to be held on the MPAS
Registration System and it shall be presumed that such data
items shall continue to be valid in respect of the New
Supplier's Registration.
15.10 Where a Host PES receives a Valid Application for
Registration from a Supplier in relation to a Metering Point, it shall Register that Supplier and shall notify that Supplier
(the "New Supplier"), the New Supplier's Data
Aggregator, the Old Supplier, the Old Supplier's Data
Aggregator, any Data Aggregator the Old Supplier may
have appointed for a future date, and the relevant
Distribution Business for that Metering Point that the
Supplier has been Registered.  Subject to Clauses 16.8 and
16.13, the New Supplier shall be deemed responsible for the
supply of electricity through the relevant Metering Point
from 00:00 hours on the Supply Start Date.  Subject to
Clauses 16.8 and 16.13, the Old Supplier shall cease to be responsible for the supply of electricity through the relevant Metering Point from 00:00 hours on the Supply Start Date.
15.11 Subject to Clauses 15.2 and 15.3, the New Supplier shall use its reasonable endeavours to submit a Valid Application
for Registration to the Host PES as far in advance of the
Supply Start Date as reasonably possible taking into
account the restrictions set out in Clause 15.6.2.  The
relevant Host PES shall not be responsible for ensuring that the New Supplier complies with the requirements of this
Clause 15.11.
15.12 The New Supplier shall use its reasonable endeavours not to commence supplying electricity through any Metering Point or make any material changes to that Metering Point until it has received from the relevant Host PES a notice
confirming its Registration in respect of the relevant
Metering Point or (if later) the Supply Start Date specified in the New Supplier's Application for Registration.  The
relevant Host PES shall not be responsible for ensuring that the New Supplier complies with the requirements of this
Clause 15.12.  Where the New Supplier is unable to comply
with the provisions of this Clause 15.12 due to the relevant
Host PES's failure to send out a notice confirming its
Registration within the timescales indicated in Clause 14.4
or 14.5, that New Supplier shall be deemed not to be in
breach of the obligation set out in this Clause 15.12.
15.13 Where an Old Supplier makes a change to one of the data items for which it is stated to be responsible in Schedule 2, in relation to a Metering Point, and its Message to the
relevant Host PES is Rejected and the reason for such
Rejection is stated to be the New Supplier's Registration,
the Old Supplier shall contact the New Supplier as soon as
possible and inform it of the change, using the contact
notice facility provided under Clause 17, if necessary.
15.14 Where a Host PES receives an Application for Registration from a Supplier which is not a Valid Application for
Registration, it shall Reject the Application for Registration and shall notify the Supplier that such application has been Rejected, setting out all the reasons for the Rejection. Notwithstanding Clause 15.6.2, the MPAS Registration
Systems of some Host PESs may not Reject an otherwise
Valid Application for Registration even though the
Application for Registration is received after the date that is the last Operational Working Day before the Supply Start
Date included in the Supplier's Application for Registration.
16. PROCEDURE FOR OBJECTION BY OLD SUPPLIER
16.1 An Old Supplier may issue an objection ("Notice of
Objection") to the relevant Host PES in relation to an
Application for Registration of which it has been notified
pursuant to Clause 15.10 where:
16.1.1 subject to Clause 16.2, the Application for
Registration is in relation to a Metering Point which
is associated with Designated Premises at which the
Customer is being supplied by the Old Supplier
under a contract that will neither expire nor (to the
Old Supplier's knowledge) be terminated by the
New Supplier's Supply Start Date notified to the
Old Supplier pursuant to Clause 15.10; or
16.1.2 subject to Clause 16.2, the Application for
Registration is in relation to a Metering Point which
is associated with Domestic Premises where charges
for electricity supplied to the Customer (at any such
Domestic Premises), having been demanded in
writing by the Old Supplier, prior to the notice of
termination being given remain owing to the Old
Supplier more than 28 days after that demand was
made; or
16.1.3 the Application for Registration for the relevant
Metering Point is received by the Host PES either
before the Director has made a direction in respect
of the Premises with which the Metering Point is
associated, pursuant to Condition 3 of the New
Supplier's Second Tier Supply Licence, or prior to
such date as is specified in that direction.
16.1.4 the New Supplier has contacted the Old Supplier
and both Suppliers have agreed that the New
Supplier's Registration has been made in error; or
16.1.5 the Application for Registration relates to a
Metering Point which is a Related Metering Point
and the relevant New Supplier has not applied to
Register all the relevant Related Metering Points on
the same Operational Working Day for the same
Supply Start Date:
Each ground of objection in Clauses 16.1.1 to 16.1.5 shall
be treated as separate and independent from each of the
other grounds of objection in those Clauses.
16.2 The Old Supplier may not issue an objection to the New Supplier's Application for Registration on the grounds indicated in Clauses 16.1.1 and 16.1.2 if the Host PES's
notice to it in Clause 15.10 indicates that data item 7 in
Schedule 2 for the Metering Point in the New Supplier's
Application for Registration has been set to "T" ("True")
unless it has reasonable grounds for believing that
information to be inaccurate.
16.3 A Notice of Objection that complies with the requirements of Clauses 16.1 and 16.2 shall be a Valid Notice of
Objection ("Valid Notice of Objection").
16.4 The relevant Host PES shall not be responsible for checking that any Notice of Objection that it receives is a Valid
Notice of Objection.
16.5 Where an Old Supplier wishes to issue a Notice of
Objection to the relevant Host PES in relation to an
Application for Registration of which it has been notified
pursuant to Clause 15.10 it shall issue such notice to the
relevant Host PES so that it is received by the Host PES
within the Objection Raising Period.
16.6 Where the Old Supplier gives a Notice of Objection it shall, at the same time, send notification to its Customer at the
Premises of the grounds for that objection and of how the
Customer may dispute or resolve such grounds.
16.7 Where the relevant Host PES receives and Accepts a Notice of Objection in respect of a New Supplier's Registration
within the Objection Raising Period, the Host PES shall
record such notice and shall notify the Old Supplier and
New Supplier, the Old Supplier's Data Aggregator any Data
Aggregator the Old Supplier may have appointed for a
future date, the New Supplier's Data Aggregator, any Data
Aggregator the New Supplier may have appointed for a
future date and, where necessary, the relevant Distribution
Business that such Notice of Objection has been received
and Accepted. All data items relating to the New Supplier's Registration, including any changes to data items that a
New Supplier has made pursuant to Clause 24.2, shall be
removed.  The Old Supplier shall be notified of all changes
to data items made by the New Supplier pursuant to Clause
24.2, or made by the Distribution Business pursuant to
Clause 24.1 which were entered on or after the Operational
Working Day on which the New Supplier's Registration was
Accepted, and which have an effective date which is not
later than the Operational Working Day on which the
Notice of Objection is Accepted.  Such notification shall
exclude any items which were provided by the Old Supplier.
The New Supplier shall not be able to make any changes to
data items 4, 5, 7, 11 to 14, 16 or 17 in Schedule 2 for the relevant Metering Point after the Old Supplier's Notice of
Objection is lodged unless and until the Notice of Objection is removed by the Host PES in accordance with Clause
16.9.  Where the relevant Notice of Objection is not
Accepted or has not been received within the Objection
Raising Period, the relevant Host PES shall Reject such
Notice of Objection and shall notify the Old Supplier that it has Rejected its Notice of Objection and all the reasons for the Rejection.  Where the Old Supplier's Notice of
Objection has been Rejected the Old Supplier may re-submit
a Notice of Objection within the Objection Raising Period.
16.8 Where the Host PES records a Notice of Objection in
accordance with Clause 16.7 it shall note within its MPAS Registration System that the Registration of the New
Supplier in relation to the relevant Metering Point has been objected to and the responsibility for supplying that
Metering Point shall revert to or remain with the Old
Supplier, as relevant, such that the New Supplier's
Registration shall be deemed not to have taken place.
16.9 The Old Supplier may withdraw any Notice of Objection
that has been Accepted by the Host PES within the
Objection Resolution Period and shall do so where the
grounds for its objection have been resolved within the
Objection Resolution Period.  Where the Old Supplier
withdraws a Notice of Objection pursuant to this Clause
16.9 it may not re-submit a Notice of Objection in respect
of the same Application for Registration pursuant to Clause
16.5.  Where the Host PES Accepts the Old Supplier's
withdrawal of its Notice of Objection the Host PES shall
remove the Notice of Objection and shall notify the Old
Supplier, the New Supplier, the Old Supplier's Data
Aggregator, any Data Aggregator the Old Supplier may
have appointed for a future date, the New Supplier's Data Aggregator, any Data Aggregator the New Supplier may
have appointed for a future date and, where necessary, the
relevant Distribution Business of the removal of the Notice
of Objection.  Where the Old Supplier has made any
changes to the data items pursuant to Clause 24.2, or the Distribution Business has made any changes to data items pursuant to Clause 24.1, which were entered on or after the Operational Working Day on which the Notice of Objection was Accepted, and such changes have an effective date
which is not later than the Operational Working Day on
which the Notice of Objection is withdrawn, during the
Objection Resolution Period, the Host PES shall notify the
New Supplier that such changes were made.  The data items
relevant to the New Supplier's Registration shall be included in the notification to the New Supplier.  Where the relevant
Host PES does not Accept the Old Supplier's request to
withdraw its Notice of Objection it shall Reject such
application and shall notify the Old Supplier that its
application to withdraw its Notice of Objection has been
Rejected and give reasons.
16.10 Where the Old Supplier withdraws a Notice of Objection or where the grounds of objection are later resolved, it shall notify the Customer at the relevant Premises as soon as is
reasonably practicable.
16.11 The relevant Host PES shall not be responsible for checking whether the grounds for objection in the Old Supplier's
Notice of Objection have been resolved within the Objection Resolution Period, where the Old Supplier indicates that they have been, in its notice submitted pursuant to Clause
16.9.
16.12 Where the Host PES removes a Notice of Objection in
accordance with Clause 16.9, it shall restore the
Registration of the relevant New Supplier, who shall be
deemed to be responsible for the supply of electricity
through the relevant Metering Point from the Supply Start
Date included in its Valid Application for Registration.  If the Old Supplier made any changes to data items pursuant
to Clause 24.2 during the Objection Resolution Period
which were to be effective from a date on or after the New Supplier's Start Date, such changes shall be deemed not to have been made.  If the New Supplier made any changes to
data items pursuant to Clause 24.2 before the Host PES
recorded the Old Supplier's Notice of Objection those
changes shall be re-instated on the MPAS Registration
System to be effective from the dates originally specified in the New Supplier's application.
16.13 Where a Notice of Objection is not withdrawn or the
request to withdraw has been Rejected within the Objection Resolution Period, the relevant Host PES shall inform the
Old Supplier and the New Supplier that the Objection
Resolution Period has expired and the Old Supplier shall
retain responsibility for the Metering Point.
17. CONTACT NOTICE FACILITY
17.1 After the period of Controlled Market Start-Up for the
relevant Host PES where either:
17.1.1 the Old or New Supplier in relation to the current or pending Registration for a particular Metering Point
reasonably believes that the New Supplier has been
erroneously Registered for that particular Metering
Point; or
17.1.2 the Old Supplier in relation to the current
Registration wishes to assign to the New Supplier a
debt owing to it by a Customer at Domestic
Premises pursuant to Condition 40 of the Old
Supplier's PES Licence in England and Wales or
Condition 35 of Part V of the Old Supplier's PES
Licence in Scotland or Condition 48 of the Old
Supplier's Second Tier Supply Licence in England
and Wales or Condition 49 of the Old Supplier's
Second Tier Supply Licence in Scotland, as the case
may be;
17.1.3 the Old or New Supplier in relation to the current or pending Registration reasonably believes that the
New Supplier applied to register a Metering Point
which is a Related Metering Point without applying
to Register all the relevant Related Metering Points
at the same time; or
17.1.4 the Old Supplier is obliged to contact the New
Supplier pursuant to Clause 15.13,
the relevant Supplier may contact the relevant Host PES to
request the identity of the other Supplier using either the
Data Transfer Network if the Host PES can receive a
request on the Data Transfer Network for the provision of
such service or otherwise by facsimile sent to that Host
PES's MPAS management facsimile number.
17.2 Where, during or after Controlled Market Start-Up, a Host
PES who has been unable to receive Messages on the Data
Transfer Network for the provision of the Service requested
under Clause 17.1 subsequently becomes able to do so, that
Host PES shall notify all Suppliers Registered on its MPAS Registration System of that fact.
17.3 Where the Host PES can receive a Message on the Data
Transfer Network for the provision of the Service requested
under Clause 17.1, the Host PES shall provide both the
Suppliers with the other's identity.  Where the Host PES
Rejects the Message it shall notify the Supplier of its
Rejection and all the reasons for so doing.
17.4 Where the Host PES cannot receive a Message on the Data Transfer Network, (otherwise than as a result of a failure of the Data Transfer Network) for the provision of the Service requested under Clause 17.1 and the Host PES receives the
Supplier's manual request pursuant to Clause 17.1 by 15:00
hours on an Operational Working Day, it shall provide both
the Suppliers with the other's identity by 06:00 hours on the following Operational Working Day provided that where the total number of manual requests received pursuant to
Clause 17.1 to be responded to by that Host PES would
otherwise exceed 50 in any Operational Working Day the
Host PES shall use its reasonable endeavours to provide as
many responses as possible but shall only be required to
provide the first 50 responses requested on that Operational
Working Day.  Such responses shall be provided in the
following manner:
17.4.1 a maximum of 5 responses per Supplier or Data
Aggregator, allocated in the order in which those
requests are received; and
17.4.2 where Clause 17.4.1 has been complied with, any
extra requests which have been received shall be
provided in the order in which they were received.
Any extra requests in excess of 50 requested in any
Operational Working Day or any received after 15:00 hours
on an Operational Working Day which the Host PES has
not provided shall be deemed to have been requested at the
start of the following Operational Working Day.
17.5 Each Host PES shall offer the Services pursuant to Clause
17.1 and 17.3 during the period of Controlled Market Start-
Up for that Host PES where it does not automatically notify
each Supplier of the other relevant Supplier's identity
pursuant to the procedures contained in Clauses 15 and 16.
The Host PES shall cease to automatically notify each
Supplier of the other relevant Supplier's identity after the end of Controlled Market Start-Up for that Host PES.
17.6 The relevant Host PES shall not be required to check the validity of any request made in accordance with Clause 17.1 except to check that the Supplier requesting the information is the New or Old Supplier in relation to the relevant
Metering Point in relation to the relevant Registration.
18. ERROR RECTIFICATION
18.1 Each Supplier shall use its reasonable endeavours to check any notice it receives from a Host PES pursuant to Clause
15 for errors and in particular where it is a New Supplier to check data item 5 of Schedule 2 for the relevant Metering
Point.  Where data item 5 of Schedule 2 for a Metering
Point indicates that the Metering Point is a Related
Metering Point, the New Supplier shall use its reasonable
endeavours to ensure that all other relevant Related
Metering Points are Registered at the same time either in
accordance with Clause 15 or this Clause 18.
18.2 Where an Old Supplier has raised an objection pursuant to Clause 16.1.5, the Old Supplier for a particular Metering
Point shall, on request by a New Supplier as soon as
reasonably practical, notify that New Supplier of all Related Metering Points for that Metering Point for which the Old
Supplier is or has been Registered.
18.3 Where the Old Supplier for a particular Metering Point reasonably believes that the New Supplier has either erroneously Registered for a particular Metering Point or
has Registered for a Related Metering Point without
registering all other relevant Related Metering Points it shall either:
18.3.1 raise an objection if it may pursuant to Clause 16.1
within the time limits set out in Clause 16; or
18.3.2 contact the New Supplier as soon as possible using
the facility provided under Clause 17, if necessary.
Where the Old Supplier raises an objection pursuant to
Clause 18.3.1 it may also contact the New Supplier using
the facility under Clause 17 if necessary.
18.4 Where the New Supplier for a particular Metering Point reasonably believes that it has either erroneously Registered for that Metering Point or has Registered for a Related
Metering Point without registering all other relevant Related Metering Points it shall either:
18.4.1 where it has Registered a Related Metering Point
without its associated Related Metering Point(s) and
the Old Supplier has not objected to its original
registration apply for Registration for the relevant
Related Metering Point(s) as soon as reasonably
practicable.  Where the Supplier makes such an
application but does not apply in sufficient time to
ensure that it receives confirmation from the Host
PES before it commences supplying electricity
through the relevant Related Metering Points it shall
contact the Old Supplier as soon as possible using
the facility provided under Clause 17, if necessary;
or
18.4.2 contact the Old Supplier as soon as possible using
the facility provided under Clause 17, if necessary.
18.5 Where either the relevant Old Supplier or New Supplier
contacts the other pursuant to Clause 18.3 or 18.4, these
Suppliers shall agree the appropriate method for rectifying
the error or registering all other relevant Related Metering
Points.  This may include:
18.5.1 the Old Supplier objecting to the New Supplier's
application under Clause 16 within the time limits set
out in Clause 16; or
18.5.2 the Old Supplier withdrawing its objection; or
18.5.3 the New Supplier Registering all relevant Related
Metering Points before it commences supplying
electricity through the Related Metering Point(s) and
if necessary the Old Supplier removing its objection
under Clause 16 within the time limits set out in
Clause 16; or
18.5.4 the Old Supplier applying for Registration in relation to the Metering Point where the New Supplier has
registered the relevant Metering Point in error; or
18.5.5 the New Supplier applying for Registration in
relation to the other associated Related Metering
Points after the time period indicated in Clause
18.5.3.
18.6 The Suppliers shall, as soon as reasonably practicable, settle any costs incurred as a result of implementing any methods to correct errors or as a result of those errors including
those outlined in Clause 18.5 between them including any
settlement costs that are incorrectly allocated to the
Suppliers and any costs incurred as a result of registering
any relevant Related Metering Points at a later time to the associated Related Metering Points.
18.7 Subject to the fulfilment of the conditions in Clauses 19.3 and 19.4, where any costs are incurred by a Host PES in
implementing the method of rectifying an error or
registering all other Related Metering Points agreed by
Suppliers pursuant to Clause 18.5 as a result of the relevant
Host PES having erroneously Registered the New Supplier,
which was on balance, due to the Host PES's fault, the Host
PES shall bear the costs associated with rectifying the error.
In all other cases, the Suppliers concerned shall agree to pay the Host PES's reasonable additional costs in any such implementation incurred as a result of the error of either or both of the Suppliers.
19. RETROSPECTIVE AMENDMENT OF MPAS
REGISTRATION SYSTEM
19.1 Subject to Clause 19.2 and where the procedures detailed in Clause 18 cannot be used, the Old Supplier and New
Supplier may request the relevant Host PES to amend the
MPAS Registration System manually to rectify an erroneous
Registration.   The Host PES shall, where the Host PES has
received a joint written confirmation from the Old Supplier
and the New Supplier agreeing to the amendment to the
MPAS Registration System and any associated charges,
undertake the manual amendment in the limited
circumstances set out in guidelines established by MEC, at a charge to be agreed between the relevant Host PES and the
relevant Suppliers.   Such guidelines shall be established by
MEC in consultation with all parties as soon as practicable
after the date of this Agreement.
19.2 The parties agree to instruct MEC, as soon as reasonably practicable after the date of this Agreement, to review the
Services to establish what changes would be required to
introduce an electronic retrospective amendment facility and whether, in the light of all relevant facts and circumstances, such a facility should be introduced and if so, when and
what that facility should be.  The facts and circumstances to be considered by MEC shall include:
19.2.1 the results of any impact assessment which MEC has
requested any Host PES to carry out on its MPAS
Registration System;
19.2.2 what situations could give rise to the requirements
to amend the MPAS Registration Systems
retrospectively;
19.2.3 whether the procedures set out in Clause 18 in
practice provide adequate solutions to the situations
outlined under Clause 19.2.2;
19.2.4 what effect any enhanced functionality, if needed,
would have on any interfacing systems and what
corresponding changes would be required to those
systems if any enhanced functionality to the MPAS
Registration Systems were to be introduced;
19.2.5 what effect any enhanced functionality, if needed,
would have on Accreditation requirements;
19.2.6 the funding and charging implications of any
enhanced functionality, if needed; and
19.2.7 the appropriate allocation of liability arising from the implementation of the enhanced functionality, if needed.
19.3 Where as a result of the review carried out pursuant to
Clause 19.2, MEC decide that enhanced functionality is
required they shall notify the Host PES and indicate an
appropriate timescale for the introduction of the enhanced functionality into the Host PES MPAS Registration
Systems.  Each Host PES shall implement such enhanced
functionality in accordance with the timescale set out by
MEC.
19.4 Prior to any enhanced functionality being introduced into the Host PES MPAS Registration Systems in accordance
with Clause 19.3, MEC shall develop procedures specifying
when and how the parties can amend retrospectively the
MPAS Registration Systems.  Such procedures shall apply
instead of Clause 19.1 in respect of each Host PES from the
date that each Host PES has implemented successfully the
enhanced functionality into its MPAS Registration System.
20. NEW CONNECTIONS, NEW METERING POINTS AND
REGISTRATION OF NEW SUPPLY NUMBERS
20.1 Where a Host PES's Distribution Business:
20.1.1 creates a new connection to Premises from its
Distribution System (a "New Connection") and
hence creates a new Metering Point; or
20.1.2 in circumstances other than those set out in Clause
20.1.1, agrees with a Supplier that a new Metering
Point should be created; or
20.1.3 decides to enter a new Metering Point onto its
MPAS Registration System,
(in each circumstance a "New Metering Point")
it shall ensure that a Skeleton Record for the new Metering
Point is entered on its MPAS Registration System, in the
case of Clause 20.1.1 no later than the end of the second Operational Working Day following completion of the works associated with the New Connection and in the case
of Clauses 20.1.2 or 20.1.3 no later than the end of the
second Operational Working Day following its agreement
with the Supplier or its decision to enter a new Metering
Point.
20.2 A Valid Application for Registration in relation to a New Metering Point is one that:
20.2.1 contains values that the Supplier has identified as representing data items 1 to 3, 8 and 10 of Schedule
2 for the New Metering Point against which it
wishes to Register which are Accepted on the
relevant MPAS Registration System;
20.2.2 is received by the relevant Host PES no later than
the last Operational Working Day before the Supply
Start Date included in the Supplier's application
under Clause 20.2.1 and no more than 28 days in
advance of that date; and
20.2.3 relates to a New Metering Point that has a Skeleton
Record entered for it in the relevant Host PES's
MPAS Registration System.
20.3 The relevant Host PES shall not be obliged to check the validity or accuracy of any data items contained in a
Supplier's Application for Registration for a New Metering
Point or whether a Supplier has complied with the
provisions of Clauses 15.1, 15.2 or 15.5 except to the
extent that the Host PES Accepts the Application for
Registration.
20.4 The Supplier may also include in its Application for Registration for a New Metering Point the values for other data items that are the Supplier's responsibility in Schedule 2 for that New Metering Point.  However, if the Supplier
includes the Energisation Status in its Message and all the
other data items that are the Supplier's responsibility under
Schedule 2 have not been included or data item 6 in
Schedule 2 for that New Metering Point is not included in
the Skeleton Record, the Host PES shall Reject the
Message and shall inform the Supplier that such Message
has been Rejected together with all the reasons for its
Rejection.  Each Host PES may also Reject an Application
for Registration which contains values for other data items
in the MPAD for the relevant New Metering Point if they
are not provided in the combinations required under that
Host PES's Validation Procedures.
20.5 Where the Host PES receives a Valid Application for Registration from a Supplier in relation to a New Metering
Point which it does not Reject in accordance with Clause
20.4, it shall Register the Supplier and shall notify the
Supplier and, where data item 14 has a value other than null and, where such persons are identified in respect of the New Metering Point the Data Aggregator that the Supplier has been Registered for that New Metering Point. The Supplier
shall be deemed responsible for the supply of electricity
through the relevant New Metering Point from the Supply
Start Date included in its Valid Application for Registration.
20.6 Subject to Clauses 15.3 and 20.2, the Supplier shall use its reasonable endeavours to submit a Valid Application for
Registration to the Host PES as far in advance of the
Supply Start Date as reasonably possible taking into
account the restrictions set out in Clause 20.2.2.  The
relevant Host PES shall not be responsible for ensuring that the Supplier complies with the requirements of this Clause
20.6.
20.7 The Supplier shall use its reasonable endeavours not to commence supplying electricity through any Metering Point until it has received from the relevant Host PES a notice
confirming its Registration in respect of the relevant
Metering Point or (if later) the Supply Start Date specified in the Supplier's Application for Registration.  The relevant
Host PES shall not be responsible for ensuring that the
Supplier complies with the requirements of this Clause 20.7.
Where the Supplier is unable to comply with the provisions
of this Clause 20.7 due to the relevant Host PES's failure to send out a notice confirming its Registration within the
timescale indicated in Clause 14.3, that Supplier shall be
deemed not to be in breach of the obligation set out in this
Clause 20.7.
20.8 Where a Host PES receives an Application for Registration for a New Metering Point from a Supplier which is not a
Valid Application for Registration, it shall Reject the
Application for Registration and shall notify the Supplier
that the application has been Rejected together with all the reasons for its Rejection.  Notwithstanding Clause 20.2.2,
the MPAS Registration Systems of some Host PESs may
not Reject an otherwise Valid Application for Registration if the Application for Registration is received after the date
that is the last Operational Working Day before the Supply
Start Date included in the Supplier's Application for
Registration.
20.9 The Host PES shall ensure that, where data item 6 in
Schedule 2 for the relevant New Metering Point has not
been included in the Skeleton Record and the Supplier has
provided the values for data items 4, 5 and 17 in Schedule 2 for the relevant New Metering Point at least 6 Operational
Working Days before the Supply Start Date specified in the Supplier's Application for Registration, it shall provide and record data item 6 in Schedule 2 for the relevant New
Metering Point at least 2 Operational Working Days before
the Supply Start Date for the Supplier specified in the
Supplier's Application for Registration.
20.10 The Supplier shall notify the Host PES as soon as
reasonably practical of the other data items for which the
Supplier is identified as being responsible in Schedule 2,
where it has not already done so pursuant to Clause 20.4.
Such data items may be provided at the same time or at
different times provided that where the relevant Host PES's Validation Procedures require such data items to be provided in particular combinations, the Supplier shall
provide such combinations of data items at the same time.
On each occasion that the Supplier provides such
information and the Host PES Accepts such information it
shall confirm its Acceptance to the Supplier and, where data item 14 has a value other than null, where such person is
identified in respect of the New Metering Point, the
Supplier's Data Aggregator.  Where the information is not
Accepted, the Host PES shall Reject such information and
shall inform the Supplier that the Message has been
Rejected together with all the reasons for its Rejection.
20.11 If at any time the Supplier attempts to send a Message including the Energisation Status and all the other data items that are the Supplier's responsibility under Schedule 2 for the New Metering Point have not yet been provided to
the Host PES or data item 6 in Schedule 2 for the New
Metering Point is not included in the Skeleton Record, the
Host PES shall Reject such Message and shall inform the
Supplier that the Message has been Rejected together with
all the reasons for its Rejection.  A Host PES may also
Reject a Message which contains values for other data items
in the MPAD for the New Metering Point if they are not
provided in the combinations required under that Host
PES's Validation Procedures.
20.12 Where the Supplier notifies the Host PES of the other data items referred to in Clause 20.10 after the Supply Start Date submitted pursuant to Clause 20.5 and such application is
Rejected the Supplier shall contact the Host PES and the
Supplier and Host PES shall agree on an appropriate means
of enabling the Supplier to register all its other data items after that Supply Start Date.  This may include use of the
procedure provided for under Clause 19.
21. DE-REGISTRATION OF SUPPLY NUMBERS
21.1 Where a Host PES receives a De-Registration Notice from its Distribution Business and such notification is Accepted
on the Host PES's MPAS Registration System, the Host
PES shall note on its MPAS Registration System that no
further Registrations can be made in respect of the relevant Metering Point. Where the Host PES does not Accept the
Message, it shall Reject the Message and shall inform its Distribution Business that the Message has been Rejected and all the reasons for such Rejection.
21.2 The Host PES shall send the Supplier that is Registered in respect of that Metering Point at the date included in the De-Registration Notice sent under Clause 21.1 and that
Supplier's Data Aggregator and any Data Aggregator that
the Supplier may have appointed for a future date and, if
relevant, any New Supplier that has sent a Valid Application for Registration in respect of the Metering Point for a
Supply Start Date after that date together with that New
Supplier's Data Aggregator a Message stating that the Host
PES has noted that no further Registrations may be made
against the relevant Metering Point, and that from the date
that the Metering Point is De-Registered, the Supplier shall no longer be liable for supply to that Metering Point
21.3 Each Host PES shall ensure that any record of any details relating to a Metering Point shall not be removed from its
MPAS Registration System into archiving until at least 2
years after the date of receipt of the De-Registration Notice received pursuant to Clause 21.1, but such Metering Point shall not be included in any reports provided by the Host
PES pursuant to Clause 27 after receipt of the De-
Registration Notice.
22. FULL REFRESH
Procedure for Full Refreshes to Suppliers and Data
Aggregators
22.1 A Supplier or Data Aggregator may request a Full Refresh from a Host PES.  The Supplier or Data Aggregator shall
provide any such request using a mode of communication
permitted under Clause 46.
22.2 Where the Host PES receives the Supplier's or Data
Aggregator's request under Clause 22.1, it shall respond
within 1 Operational Working Day of receipt of such
request sent pursuant to Clause 22.1, indicating  a scheduled date for the delivery of the Full Refresh.  A Host PES shall be required to provide such Full Refresh within 15
Operational Working Days of receipt of that request,
provided that where more than 3 requests are received
within a 5 Operational Working Day period, the Host PES
shall use its reasonable endeavours to provide as many Full Refreshes as possible, but shall only be required to provide
Full Refreshes in response to the first 3 requests received
during that 5 Operational Working Day period within 15
Operational Working Days of the request.  Any further
requests received during that 5 Operational Working Day
period shall be deemed to have been received on the fifth Operational Working Day after the Operational Working
Day on which the first request was received.  Where the
request for a Full Refresh is Rejected, the Host PES shall,
within 1 Operational Working Day, inform the relevant
Supplier or Data Aggregator that the request has been
Rejected together with all the reasons for that Rejection.
22.3 The relevant Host PES shall send the Full Refresh requested pursuant to Clause 22.1 to the relevant Supplier or Data
Aggregator on a CD ROM or by another electronic method
agreed between the Host PES and Supplier or Data
Aggregator, as appropriate, so that it is deemed to be
received by the relevant Supplier or Data Aggregator by the scheduled date for delivery indicated in Clause 22.2.
23. SELECTIVE REFRESHES
Procedure for Selective Refreshes to Suppliers and Data
Aggregators
23.1 Where a Supplier or Data Aggregator requires a Selective Refresh of data from a Host PES, it shall submit a request for a Selective Refresh to the relevant Host PES.  The
Supplier or Data Aggregator shall provide such request
using a mode of communication permitted under Clause 46.
23.2 Where the Host PES receives the Supplier's or Data
Aggregator's request pursuant to Clause 23.1 by 15:00
hours on an Operational Working Day , it shall provide the
Supplier or Data Aggregator with the Selective Refresh by
06:00 hours on the following Operational Working Day,
provided that where the total number of Selective Refreshes
to be provided by that Host PES would otherwise exceed
50 in any Operational Working Day, the Host PES shall use
its reasonable endeavours to provide as many Selective
Refreshes as possible but shall only be required to provide
50 Selective Refreshes requested on that Operational
Working Day.  Such Selective Refreshes shall be provided
in the following manner:
23.2.1 a maximum of 5 Selective Refreshes per Supplier or
Data Aggregator, allocated in the order in which
those requests are received; and
23.2.2 where Clause 23.2.1 has been complied with, any
extra requests which have been received shall be
provided in the order in which they were received.
Any extra Selective Refreshes in excess of 50 requested in
any Operational Working Day or any received after 15:00
hours on an Operational Working Day in relation to which
the Host PES has not provided responses shall be deemed
to have been requested at the start of the following
Operational Working Day.  Where the request for a
Selective Refresh is Rejected, the Host PES shall, within 1 Operational Working Day, inform the relevant Supplier or
Data Aggregator that the request has been Rejected
together with all the reasons for that Rejection.
24. CHANGES AND CONFIRMATIONS OF DATA
Procedure for changes to data items for which the Host PES is responsible
24.1 Where a Host PES is notified by its Distribution Business of any changes to data items for which it is stated to be responsible as Host PES in Schedule 2 (and any
corresponding dates from which those changes will be
effective) in respect of any Metering Points that are
Registered on the Host PES's MPAS Registration System
and such notice is Accepted on the Host PES's MPAS
Registration System, the Host PES shall update its MPAS
Registration System with the information within 1
Operational Working Days of receiving such notification,
and, after updating its MPAS Registration System, shall
notify the Supplier that is Registered for the affected
Metering Point(s) and that Supplier's Data Aggregator
(apart from where the change relates to data item 9 in
Schedule 2) and, if relevant, any New Supplier that has sent a Valid Application for Registration in respect of the
Metering Point for a Supply Start Date after the date of
amendment together with that New Supplier's Data
Aggregator (apart from where the change relates to data
item 9 in Schedule 2) of such changes. The Host PES shall acknowledge to its Distribution Business that such change has taken place.  Where the Host PES Rejects such changes
it shall notify its Distribution Business that such changes
have been Rejected and all the reasons for that Rejection.
Procedure for changes to data items for which Supplier is
responsible
24.2 Subject to Clause 16.7, a Supplier may only provide
changes to data items for which it is stated to be responsible in Schedule 2 (apart from data item 10) for any Metering
Point from the date that the Host PES Registers a Valid
Application for Registration for that Supplier in relation to that Metering Point, such changes to take effect from the
later of the Supply Start Date for that Supplier or the date from which such change is to take effect.
24.3 The Supplier shall notify the Host PES of any changes to data items (and any corresponding dates from which those
changes will be effective) for which it is stated to be
responsible in Schedule 2 (other than data items 7, 8 and
10) in respect of Metering Points for which it is Registered on the Host PES's MPAS Registration System within 5
Operational Working Days of such changes taking effect, or
becoming aware that such changes  are required whichever
is the later.  The Host PES validation rules shall not prevent the Supplier changing data items for which it is responsible
(other than data items 7, 8 and 10) at any time up to Final
Reconciliation Run.
24.4 Where the Host PES Accepts the changes provided by the
Supplier under Clause 24.3, it shall update its MPAS
Registration System to reflect the changes.  Where a change
is made to data item 13 of Schedule 2, the Host PES shall
notify the Data Aggregator that was appointed in relation to the Metering Point before the change, the Data Aggregator
that the Supplier has appointed in its place, the Supplier,
any New Supplier that has sent a Valid Application for
Registration in respect of the Metering Point for a Supply
Start Date after the date of amendment and its Distribution
Business that such change has been made after it has
Accepted the change.  Where changes are made to any
other data items for which the Supplier is stated to be
responsible under Schedule 2 (other than data items 7, 8 and
10) the Host PES shall notify the relevant Supplier and that Supplier's Data Aggregator (apart from where the change relates to data items 5 or 11) and, if relevant, any New
Supplier that has sent a Valid Application for Registration in respect of the Metering Point for a Supply Start Date after the date of amendment together with that New Supplier's
Data Aggregator (apart from where the change relates to
data items 5 or 11) and its Distribution Business that such
changes have been made.  Where the Host PES does not
Accept the changes provided by the Supplier under Clause
24.3 it shall Reject such changes and shall notify the
Supplier of such Rejection and all the reasons for such
Rejection.
Procedure for changes and confirmations of Market Domain
Data
24.5 Where the Host PES receives Market Domain Data, it shall acknowledge receipt of the information to the Initial
Settlement and Reconciliation Agent,  within 1 Operational
Working Day of receipt.  Where the Host PES receives the
Market Domain Data and such information is in the correct
format and not corrupt it shall update its MPAS
Registration System as soon as reasonably practicable and
no later than within 5 Operational Working Days with the information. Where the Host PES receives the Market
Domain Data and such information is in the incorrect format
or corrupt or otherwise cannot be entered by that Host PES
into its MPAS Registration System it shall notify the Initial Settlement and Reconciliation Agent, that it has rejected the Market Domain Data within 5 Operational Working
Days of receipt. Where the relevant Initial Settlement and Reconciliation Agent, resends such information such that the Host PES can enter it into its MPAS Registration
System, the Host PES shall acknowledge receipt of any
such information re-sent within 1 Operational Working Day
of receipt.  Acknowledgement of receipt from a Host PES's
Gateway shall be deemed sufficient acknowledgement of
receipt for the purposes of this Clause 24.
Confirmations from Suppliers of Data Items
24.6 The Host PES may, to the extent reasonably required for the proper operation of the market, request a Supplier to
provide the Host PES with data items for which the
Supplier is stated to be responsible in Schedule 2 in respect of Metering Points which are Registered to that Supplier on
the Host PES's MPAS Registration System.   Where the
Supplier receives the Host PES's reasonable request under
this Clause 24.6, it shall respond within 2 Operational
Working Days of receipt of such request, indicating a
scheduled date for delivery.   The Supplier shall set such
date as is reasonably practicable following receipt of the
request taking into account the fact that the Supplier shall use its reasonable endeavours to provide the data items as
soon as possible.   The relevant Supplier shall process such
requests in the order in which they are received.
25. RESENDS
Procedure for Resends to Suppliers and Data Aggregators
25.1 Where a Supplier or Data Aggregator requires the Host
PES to re-transmit one or more Files which was originally transmitted to the Supplier or Data Aggregator during the period of 28 days prior to the date on which the Host PES
receives a request for such re-transmission ("Resend"), the
Supplier or Data Aggregator shall provide the relevant Host
PES with a request for a Resend, indicating which Files it
requires to be Re-sent and the reasons for the request. The Supplier or Data Aggregator shall provide such request using any mode of communication permitted under Clause
46.
25.2 Where the Host PES receives the Supplier's or Data
Aggregator's request under to Clause 25.1 by 15:00 hours
on an Operational Working Day, it shall provide the
Supplier or Data Aggregator with the Resend by 06:00
hours on the following Operational Working Day, provided
that where the total number of Resends to be provided by
that Host PES would otherwise exceed 50 in any
Operational Working Day, the Host PES shall use its
reasonable endeavours to provide as many Resends as
possible but shall only be required to provide the first 50
Resends requested on that Operational Working Day.  Such
Resends shall be provided in the following manner:
25.2.1 a maximum of 5 Resends per Supplier or Data
Aggregator, allocated in the order in which those
requests are received; and
25.2.2 where Clause 25.2.1 has been complied with, any
Resends for which requests have been received on
that Operational Working Day shall be provided in
the order in which they were received.
Any requests for Resends in excess of 50 on any
Operational Working Day, or any requests for Resends
received after 15:00 hours on an Operational Working Day
in relation to which the Host PES has not provided
responses, shall be deemed to have been requested at the
start of the following Operational Working Day.
25.3 For the purposes of Clause 31, each Host PES shall
determine whether the original Message that is required to
be Resent reached and was accepted on the Supplier's or
Data Aggregator's Gateway before the Supplier or Data
Aggregator submitted a request for a Resend pursuant to
Clause 25.1, and shall on request provide its reasons for
such determination.   The Host PES shall only levy a charge
pursuant to Clause 31 for Resends where the Host PES
determines that the Message did reach the relevant
Supplier's or Data Aggregator's Gateway.
26. REVOCATION OF LICENCE
26.1 Where a Host PES receives a copy of a direction from the Director to a Supplier ("Directed Supplier"), which directs the Directed Supplier to inform the Customers of another
Supplier whose Second Tier Supply Licence or PES
Licence has been or is about to be revoked of such
revocation, the Host PES shall notify the Directed Supplier
as soon as reasonably possible, but within 4 Operational
Working Days of receiving such copy of all data items in
respect of all the Metering Points in respect of which the
Supplier whose Second Tier Supply Licence or PES
Licence has been or is about to be revoked is Registered on
the Host PES's MPAS Registration System.  Such details
shall be transmitted using the mode of communication
agreed between the Host PES and Directed Supplier.
27. REPORTING
27.1 Each Host PES shall provide each Supplier with a schedule within 20 Operational Working Days after each Quarter
Day of all Supply Number core data and Metering Point
addresses held on that Host PES's MPAS Registration
System as at the Quarter Day, unless a Supplier requests the
Host PES not to provide it with such a schedule.  Such
schedule shall be provided on CD ROM unless another
appropriate electronic method is agreed with a particular
Supplier.
27.2 Each Host PES in England and Wales shall, until the Pool Executive Committee resolves that the Migration of the
Metering Points registered on ERS to the Host PES's
MPAS Registration Systems has been completed, provide
the Settlement System Administrator with a report in a
format to be agreed by the affected parties within 5
Operational Working Days of the end of each week
detailing  the Supply Number core data and data item 19 in
Schedule 2 for Metering Points Registered on the Host
PES's MPAS Registration System that have the 1998
Trading Arrangement Indicator set to "N".
27.3 Each Host PES in England and Wales shall provide the Pool Executive Committee and each Host PES in Scotland shall provide SESL with a report in a format to be agreed by the
affected parties within 10 Operational Working Days after
each Quarter Day, detailing by Supplier the number of
Metering Points divided by measurement class, Registered
on that Host PES's MPAS Registration System that as at
the Quarter Day have the 1998 Trading Arrangement
Indicator set to 'Y' and data item 14 of Schedule 3 set to
energised.
27.4 Each Host PES in Scotland shall provide the secretary to the Performance and Assurance Accreditation Panel with a
report, in a format to be agreed by the affected parties,
within 10 Operational Working Days after each Quarter
Day, detailing by Supplier the number of Metering Points
Registered on that Host PES's MPAS Registration System
that, as at the Quarter Day have the 1998 Trading
Arrangement Indicator set to 'Y'.
27.5 Each Host PES in England and Wales shall provide the Pool Executive Committee and each Host PES in Scotland shall provide the secretary to the Performance Assurance and
Accreditation Panel with a report in a format to be agreed
by the affected parties within 10 Operational Working Days
of receiving a  request from the Pool Executive Committee
or Performance Assurance and Accreditation Panel, as
relevant, detailing the Supply Numbers Registered against
each Supplier on that Host PES's MPAS Registration
System as at the date specified by the Pool Executive
Committee or Performance Assurance and Accreditation
Panel, as relevant.  Such report shall classify the information by GSP Group or Bulk Supply Point Group as relevant to
the Host PES.  Within each GSP Group or Bulk Supply
Point Group, the information shall be categorised by
Measurement Class.  Where there are non-half hourly
Measurement Classes covered by such a report, that
information shall be further categorised and sub-divided by
Profile Class.
27.6 Where the Host PES receives a request from a Data
Aggregator to notify it of the last File sequence number sent to that Data Aggregator, that Host PES shall within 1
Operational Working Day notify the Data Aggregator by
telephone or facsimile of such number and the date on
which the relevant File was sent.
27.7 Each Host PES shall provide all Suppliers, the Pool
Executive Committee or the secretary to the Performance
Assurance and Accreditation Panel as appropriate and the
Director, within 10 Operational Working Days of the end of
each calendar month, with a report in a format to be agreed
by the affected parties in detailing its performance against the requirements set out in Clause 14.4 and 14.5 during the
Quarter relevant to that calendar month, unless a party
requests the Host PES not to provide it with such a report.
This report shall also detail the Host PES's performance
against Clauses 17.4, 22.2, 22.3, 23.2, and 25.2.
27.8 Each Host PES shall provide the Director with a report
within 10 Working Days after each Quarter Day detailing by
Supplier the number of Notices of Objection received by
that Host PES in the preceding Quarter.
27.9 Within 10 Operational Working Days after the 15th day of each calendar month, each Host PES shall provide the
Secretariat with a report detailing, for each Supplier
Registered on that Host PES's MPAS Registration System
during the previous month, the number of Metering Points
for which the 1998 Trading Arrangements Indicator is set to
"Y" and in respect of which that Supplier was Registered at
the 15th day of that month.
27.10 Within 12 Working Days of the end of each calendar month the Secretariat shall forward copies of each report received pursuant to Clause 27.9 to the Data Transfer Service
Controller.
27.11 Each Host PES in England and Wales shall make available, in a format to be agreed by the affected parties, to the Pool Executive Committee any information collected for the purpose of compiling the report in Clause 27.7 within 5
Operational Working Days of the request.
28. ACCURACY VALIDATION OF DATA AND MESSAGE
PROCESSING
28.1 Each Supplier shall use its reasonable endeavours to ensure that any data items, for which it is deemed responsible for under Schedule 2, that it submits to a Host PES pursuant to
this Agreement are complete and accurately reflect the
circumstances relating to the relevant Metering Point.
28.2 Each Host PES shall use its reasonable endeavours to
ensure that:
28.2.1 any data that it provides under this Agreement are
complete, in the correct format and are consistent
with the information provided to the Host PES, and
are sent to the correct recipient;
28.2.2 in relation to any Metering Point within its
Authorised Area, data items 1, 2, 3, 15 and 20 in
relation to any Metering Point are complete and
accurately reflect the circumstances relating to that
Metering Point; and
28.2.3 any data with which the Host PES initially populates
the relevant data items on the MPAS Registration
System are complete and accurately reflect the
circumstances relating to that Metering Point at the
time at which the Host PES initially populates those
data items.
Validation Procedures
28.3 Each Host PES shall notify each Supplier of the Validation Procedures which it applies to Messages received and sent by that Host PES's MPAS Registration System as at the
date of this Agreement on or before the date of this
Agreement ("Validation Procedures").
28.4 Each Host PES in England and Wales shall ensure that its Validation Procedures comply with the Pool's validation requirements set out in Schedule 10.  Each Host PES in
Scotland shall ensure that its Validation Procedures comply
with the Scottish Settlements validation requirements set
out in Schedule 11.
28.5 Where a Host PES proposes to change its Validation
Procedures which it applies to Supplier Messages, it shall
notify all Suppliers and the Pool Agent or SESL, as
appropriate of any proposed changes to Validation
Procedures at least 15 Operational Working Days before it
proposes that such changes shall take effect.
28.6 Unless before the expiry of 15 Operational Working Days after receipt of the notification sent in accordance with
Clause 28.5 any party gives notice to MEC that such
changes should be considered as if it were a change to this Agreement, such change shall take effect (subject to Clause
28.4) from the date indicated in the notice sent pursuant to
Clause 28.5.
28.7 Where a party gives notice in accordance with Clause 28.6, such proposed change shall be treated as if it were a
proposal to change this Agreement and the procedures set
out in Clause 9 shall be followed.  Where, in the opinion of the relevant Pool MEC Member or SESL Member, the
proposed change relates to or will affect the Priority
Provisions such proposed change shall be treated as a
Change Proposal and the appropriate procedures set out in
Clause 9 shall be followed.
28.8 In the event of any inconsistency between the provisions of this Agreement and any Host PES's Validation Procedures, the provisions of this Agreement shall prevail.
Message Processing
28.9 Where transmission of a Message by a Host PES's MPAS Registration System fails the validation procedures of a
Data Aggregator to whom it was sent, the Data Aggregator
shall attempt to resolve the failure and validate the Message.
If the Data Aggregator is unable to resolve the failure, it
shall notify the Host PES, who shall use its reasonable
endeavours to identify the cause of the failure.  If the Host
PES identifies the cause of the failure to be:
28.9.1 a fault on the Data Transfer Network, the Host PES
shall treat the failure as a request for a Resend and
the provisions of Clause 25 shall apply; or
28.9.2 a fault of that Host PES's MPAS Registration
System, the Host PES shall use its reasonable
endeavours to resolve the failure; or
28.9.3 a fault of the Data Aggregator, the Host PES shall
notify the Data Aggregator of that fact.
If the Host PES is unable to resolve the failure, or identifies the cause of the failure to be the fault of the Data
Aggregator in accordance with Clause 28.9.3, it shall notify the  relevant Supplier who appointed that Data Aggregator,
of that fact, and that Supplier may refer the matter to the
MRA Disputes Committee.
28.10 Where a Message from a Supplier or Data Aggregator is
Rejected by the Host PES's MPAS Registration System to
which it was sent, the relevant Supplier or Data Aggregator
shall attempt to resolve the cause of the Rejection.   If the
Supplier or Data Aggregator is unable to resolve the cause of the Rejection, it shall notify the Host PES, who shall use its reasonable endeavours to identify the cause of the Rejection. If the Host PES identifies the cause of the Rejection to be:
28.10.1 a fault on the Data Transfer Network, the Host PES shall request the relevant Supplier or Data
Aggregator to resend the Message; or
28.10.2 a fault of that Host PES's MPAS Registration
System, the Host PES shall use its reasonable endeavours to resolve the fault; or
28.10.3 a fault of the Supplier or Data Aggregator, the Host
PES shall notify the relevant Supplier or Data
Aggregator of that fact.
If the Host PES is unable to resolve the cause of the Rejection, or identifies the cause of the Rejection to be the fault of the Data Aggregator in accordance with Clause
28.10.3, it shall notify the Supplier who appointed the relevant Data Aggregator, of the fact.

PART V: OTHER CHANGE OF SUPPLIER SERVICES
29. CHANGE OF SUPPLIER METER READING
29.1 Within 5 Operational Working Days of receiving notification from a Host PES pursuant to Clause 15.10 that a New Supplier has been Registered for a particular
Metering Point and provided that the Old Supplier is not intending to send a Notice of Objection in relation to the Registration, the Old Supplier shall serve notice upon each of its Meter Operator, Data Collector and Data Aggregator that its appointment as Meter Operator, Data Collector or Data Aggregator as the case may be, in respect of the relevant Metering Point shall cease from the time that the Old Supplier shall cease to be responsible for supplying that Metering Point in accordance with Clause 15.10.
29.2 The Old Supplier and the New Supplier shall be bound by the Pool Requirements on change of supplier from an Old Supplier to a New Supplier set out in the following provisions, forming part of the Pooling and Settlement Agreement, as amended from time to time and to the extent applicable:
29.2.1 clause 1.3.3 and 1.3.2.3 of Service Line SL130;
29.2.2 clauses 2.2.3, 3.2.3, 2.2.7 and 3.2.7 of Agreed
Procedure AP502;
29.2.3 clauses 1.3.3, 1.5.3.5, 1.5.4.1 and 1.5.4.2  of Service
Line SL120;
29.2.4 clauses 2.2.6 ,3.2.6 and 4.4 of Agreed Procedure
AP504;
29.2.5 sections 50.3 and 51.3 of the Pool Rules; and
29.2.6 Schedule 26 of the Pooling and Settlement
Agreement,
and the equivalent provisions of the Settlement Agreement for Scotland, where appropriate.
29.3 Where a meter reading (which term includes a deemed meter reading) which has been provided to the Old Data Collector by the New Data Collector, on a change of supplier from an Old Supplier to a New Supplier, is disputed by the Old Supplier under and in accordance with the Settlement Agreement, and as a result the New Supplier obtains a further meter reading, the New Supplier may reclaim from the Old Supplier its reasonable costs of obtaining such further meter reading if the original meter reading submitted to the Old Supplier is determined to be "reasonably accurate". For these purposes an original meter reading shall be "reasonably accurate" if the meter advance is within plus or minus 5% of the meter advance subsequently established.
29.4 On a change of supplier from an Old Supplier to a New Supplier, the Old Supplier and the New Supplier shall ensure that any relevant Customer is not charged twice in respect of its consumption of electricity and shall, where appropriate, use their reasonable endeavours to ensure that the same meter reading is used on the opening and closing accounts issued to any relevant Customer.
29.5 On, or in relation to any change of supplier from an Old Supplier to a New Supplier, the Old Supplier and the New Supplier agree to procure that their respective Data
Collector may exchange any relevant information (including confidential information) that either receives from the relevant Supplier with the other's Data Collector to the extent necessary to comply with the provisions of this Clause 29 or any other provisions applying to either of them on the relevant change of supplier.

PART VI: RECORDS, AUDIT AND NON-FUNCTIONAL
REQUIREMENTS
30. RECORDS, AUDIT AND NON-FUNCTIONAL
REQUIREMENTS
30.1 Each Host PES shall ensure that it securely maintains a historical record of all data items that have been held in respect of a Metering Point on its MPAS Registration
System and that such records are fully auditable, so that a full historical record is maintained for the 7 years following initial settlement date in relation to any particular data item, the two most recent years being held on-line.
30.2 Each Host PES shall ensure that it retains copies of all Messages sent and received in providing Services for at least three years after the Messages have been sent or received.
30.3 Each Host PES in England and Wales shall ensure that the Pool Auditor, and each Host PES in Scotland shall ensure that the Market Auditor, has access at reasonable times and on reasonable notice to:
30.3.1 those records maintained by the Host PES pursuant to Clause 30.1;
30.3.2 any software, hardware, data or information held by the Host PES or its agents where reasonably required by the Pool Auditor or Market Auditor to fulfil its obligations under the relevant Settlement
Agreement;
30.3.3 the relevant parts of the Host PES's premises; and
30.3.4 relevant staff members of the Host PES, for a reasonable length of time in any one year.
30.4 On request by the Pool Auditor or Market Auditor, as the case may be, each Supplier shall ensure that the Pool
Auditor or Market Auditor has access at reasonable times and on reasonable notice to:
30.4.1 any records, maintained by the Supplier in relation to any Metering Point for which it is or has been Registered, in the 7 years prior to the date of that request;
30.4.2 any software, hardware, data or information held by the Supplier or its agents where reasonably required by the Pool Auditor or Market Auditor to fulfil its obligations under the relevant Settlement
Agreement;
30.4.3 the relevant parts of the Supplier's premises; and
30.4.4 relevant staff members of the Supplier for a reasonable length of time in each year.
30.5 Each Host PES in England and Wales shall ensure that during the course of this Agreement its MPAS Registration
System complies with the requirements set out in Appendix
1 to Schedule 6. Each Host PES in Scotland shall ensure that during the course of this Agreement its MPAS
Registration System complies with the requirements set out in Appendix 1 to Schedule 7.
30.6 On request by MEC each Host PES and each Supplier shall ensure that any auditor appointed by MEC has access at reasonable times and on reasonable notice to:
30.6.1 in the case of a Supplier, any records maintained by that Supplier in relation to any Metering Point for which it is or has been Registered in the 7 years prior to that date;
30.6.2 in the case of a Host PES any records maintained by that Host PES in relation to any Metering Point in its Authorised Area in the 7 years prior to that date;
30.6.3 any software, hardware, data or information held by the Supplier or its agents where reasonably required by the auditor; and
30.6.4 the Host PES's or Supplier's premises.

PART VII: CHARGING, BILLING AND PAYMENT
31. CHARGING
31.1 Subject to Clause 31.2, in relation to the provision of each of the Services referred to in Schedule 8, the Supplier, Data Aggregator, Pool Agent or SESL shall pay the relevant
Host PES the charges set out in the relevant Host PES's
Condition 2 Statement, Condition 8E Statement, Condition
8 Statement, or Condition 11E Statement, as appropriate,
provided that no Host PES shall charge for the provision of
the contact notice facility pursuant to Clause 17 during Controlled Market Start Up in that Host PES's Authorised
Area.
31.2 A Host PES shall not charge for any of the Services referred to in Schedule 8 in circumstances where the provision of that Service arose as a result of the relevant Host PES's
failure to provide the Services in accordance with the
provisions of this Agreement.
31.3 Without prejudice to Clause 31.4, where a Host PES is intending to revise the charges for Services, it shall serve a copy of any notice it sends to the Director pursuant to paragraph 18 of Condition 8 of the PES Licence in England
and Wales or paragraph 21 of Condition 2 of Part VI of the
PES Licence in Scotland on all Suppliers, Data
Aggregators, the Pool Agent and SESL as soon as
reasonably possible after such notice is sent to the Director.
31.4 Each Host PES may vary the charges payable in respect of those Services listed in Schedule 8 at any time by giving at least 5 months written notice to all Suppliers, Data
Aggregators, the Pool Agent and SESL.  Such charges and
any variations are and will be calculated:
31.4.1 in accordance with the Condition 8 Statement in
England and Wales and Condition 2 Statement in
Scotland in the first year after the date of the
Agreement; and
31.4.2 in accordance with the Condition 8 and Condition
11E Statements in England and Wales and the
Condition 2 and Condition 8E Statements in
Scotland, as appropriate thereafter.
31.5 Charges for the provision of those Services not referred to in Schedule 8 shall be recovered by each Host PES as an element of the charges which it levies on Suppliers under
the terms of its Use of System Agreements.   Such charges
shall be varied in accordance with the provisions of each
Use of System Agreement for that Host PES.   Each Host
PES shall be entitled to recover from each Supplier the charges relating to those Services not referred to in
Schedule 8 set out in the relevant Host PES's Condition 2 Statement, Condition 8 Statement, Condition 8E Statement or Condition 11E Statement, as appropriate, even where there is no express obligation on the relevant Supplier in the relevant Use of System Agreement to pay those charges.
32. BILLING AND PAYMENT
32.1 Within 15 Operational Working Days after the end of each calendar month each Host PES shall submit to each Supplier, each Data Aggregator, the Pool Agent and SESL a statement specifying:
32.1.1 the Services listed under Schedule 8 provided;
32.1.2 the charges levied with respect to each of those Services; and
32.1.3 any charges from previous monthly statements which have not been paid, in respect of Services as set out in Schedule 8 performed during that month for that Supplier, Data Aggregator, Pool
Agent or SESL and setting out the total charges incurred, provided that where the total charges incurred, not including VAT, are less than or equal to (POUND)100, that payment shall not then become due and shall be included in the statement for the following month. Where the aggregate of any unpaid charges on a monthly statement issued to a Supplier, the Pool Agent or SESL, pursuant to Clause 32.1, including any unpaid amounts pursuant to Clause 32.1.3, exceeds (POUND)100, not including any VAT, the Host PES shall submit to that Supplier, the Pool Agent or SESL an invoice setting out the total payment due and any VAT payable thereon, provided that in the monthly statement for April in each year, the Host PES shall submit to that Supplier, Pool
Agent or SESL an invoice setting out the total payment due for that month and any previous months which have not been paid, irrespective of whether the aggregate of those amounts exceeds (POUND)100.
32.2 Subject to Clause 32.3, within 20 Operational Working
Days of receipt of an invoice submitted in accordance with Clause 32.2, the Supplier, Data Aggregator, the Pool Agent or SESL shall pay to the relevant Host PES all sums due in respect of such invoice in pounds sterling by electronic transfer of funds or other agreed means to such bank account (located in the United Kingdom) as is specified in the invoice, together with, where appropriate, an associated remittance advice, quoting the invoice number against which payment is made.
32.3 Where any sum included in a statement submitted in accordance with Clause 32.1 is disputed by a Supplier, Data Aggregator, the Pool Agent or SESL in good faith, that Supplier, Data Aggregator, the Pool Agent or SESL shall within 10 Operational Working Days of receipt of such statement provide the relevant Host PES with a statement of the amount in dispute. The Supplier, Data Aggregator, the Pool Agent or SESL shall pay such amount included in the statement in question as is not in dispute and shall be entitled to withhold the balance pending resolution of the dispute.
32.4 If a statement is served by a Supplier, Data Aggregator, the Pool Agent or SESL under Clause 32.3, the relevant parties shall use reasonable endeavours to resolve the dispute in question within 20 Operational Working Days of it being raised, failing which the provisions of Clause 37 shall apply. Following resolution of the dispute, any amount agreed or determined to be payable, together with any VAT payable, shall be paid within 10 Operational Working Days after such agreement or determination and interest shall accrue on such amount, net of any VAT payable, from the date such amount was originally due until the date of payment at the rate of 1% per annum above the base rate during such period of Barclays Bank plc (where the Host PES is located in England and Wales) or Royal Bank of Scotland plc
(where the Host PES is located in Scotland), as compounded annually.
32.5 Should a Supplier, Data Aggregator, the Pool Agent or
SESL fail to make payment on or before the due date of any sum due in accordance with Clause 32.2 (other than any sum which is the subject of a bona fide dispute in accordance with Clause 32.3), interest on the amount unpaid shall accrue from the date such amount was due until the date of payment at the rate of 3% per annum above the base rate during such period of Barclays Bank plc (where the Host PES is located in England and Wales) or Royal
Bank of Scotland plc (where the Host PES is located in Scotland), compounded annually.
32.6 Subject to Clause 32.3, all payments to be made by a Supplier, Data Aggregator, the Pool Agent or SESL under this Agreement shall be made without any set-off or deduction in respect of any claims or disputes or otherwise including any liquidated damages paid under Clause 14 but shall be without prejudice to any claims or rights which a Supplier, Data Aggregator, the Pool Agent, Pool Members or any of them or SESL may have against the Host PES.
32.7 If the Director determines or the Host PES otherwise agrees that the charges (including any variations thereof) payable by a Supplier, Data Aggregator, the Pool Agent or SESL under this Agreement have not been calculated strictly in accordance with the terms of the relevant Host PES's statement of charges for metering and data services issued pursuant to either Condition 11E of the PES Licence in England and Wales or Condition 8E of Part V of the PES
Licence in Scotland, as relevant, the relevant Host PES shall pay to the Supplier, Data Aggregator, the Pool Agent or SESL an amount in respect of each charging period equal to the amount, if any, by which that Supplier, Data
Aggregator, the Pool Agent or SESL has been overcharged during such charging period as a result together with interest thereon from the date on which such charges were paid until the date of payment of such interest. Such interest shall accrue from day to day at the rate specified in Clause 32.5.
32.8 Within 15 Operational Working Days after the end of each Quarter each Host PES shall submit to each relevant
Supplier, Pool Agent or SESL a statement setting out, in respect of that Quarter, the liquidated damages payments which it reasonably considers to be payable to the Supplier or the Pool Agent or SESL pursuant to Clause 14.9 or
14.10 as a result of failure by that Host PES to meet the relevant service levels in Clause 14.4 or 14.5 during the relevant Quarter.
32.9 Within 10 Operational Working Days of receiving a Host
PES's statement submitted in accordance with Clause 32.8, the Supplier, Pool Agent or SESL shall submit to the Host
PES a statement setting out any further liquidated damages payments which it considers to be payable by the Host PES as a result of the failure by the Host PES to meet the relevant service levels in either Clause 14.4 or Clause 14.5, as relevant during the relevant Quarter over and above those set out in the Host PES's statement submitted in accordance with Clause 32.8 together in each case with reasonable supporting evidence explaining why it considers that further liquidated damages payments are payable.
32.10 Subject to Clause 32.11, within 10 Operational Working
Days of receipt of a statement submitted in accordance with Clause 32.9 (or, if no such statement is submitted, within 20 Operational Working Days of dispatching its statement in accordance with Clause 32.8) the Host PES shall pay to each relevant Supplier, Pool Agent or SESL all sums due in respect of:
32.10.1 the liquidated damages payments set out in the Host PES's statement submitted in accordance with Clause 32.8;
32.10.2 the undisputed portion of any further liquidated damages payments set out in the statement of the relevant Supplier, Pool Agent or SESL submitted in accordance with Clause 32.9 and
32.10.3 the further liquidated damages payments resulting from any undisputed further failures by the Host
PES to meet the relevant Service Levels set out in the statement of a Supplier, the Pool Agent or SESL submitted in accordance with Clause 32.9.
Any undisputed and unpaid sums from previous Quarters shall be shown on each statement issued pursuant to Clause
32.8 until those sums are paid provided that such sums shall only become payable by the Host PES when the aggregate of the sums set out in Clauses 32.10.1 and 32.10.2 exceeds (POUND)100. All sums due shall be paid by the Host PES in pounds sterling by electronic transfer to funds or other agreed means to such bank account (located in the United
Kingdom) as is specified by the Supplier, Pool Agent or SESL together with, where appropriate, an associated remittance advice, stating the period to which the payment relates.
32.11 Where any sum included in a statement submitted in accordance with Clause 32.9 is disputed by a Host PES in good faith, the Host PES shall within 10 Operational
Working Days of receipt of such statement provide the relevant Supplier, Pool Agent or SESL with a statement of the amount in dispute. The Host PES shall pay such amount included in the statement in question as is not in dispute and shall be entitled to withhold the balance pending resolution of the dispute.
32.12 If a statement is served by a Host PES under Clause 32.11 the parties shall use reasonable endeavours to resolve the dispute in question within 20 Operational Working Days of it being raised, failing which the provisions of Clause 37 shall apply. Following resolution of the dispute, any amount agreed or determined payable shall be paid within 10
Operational Working Days after such agreement or determination and interest shall accrue on such amount from the date such amount was originally due until the date of payment at the rate of 1% per annum above the base rate during such period of Barclays Bank plc (where the Host
PES is located in England and Wales) or the Royal Bank of Scotland plc (whether the Host PES is located in Scotland), compounded annually.
32.13 Should a Host PES fail to make payment on or before the due date of any sum due in accordance with Clause 32.10
(other than any sum which is the subject of a bona fide dispute and which has been notified by the Host PES in accordance with Clause 32.11), interest on the amount unpaid shall accrue from the date such amount was due until the date of payment at the rate of 3% per annum above the base rate during such period of Barclays Bank plc (where the Host PES is located in England and Wales) or The
Royal Bank of Scotland plc, (where the Host PES is located in Scotland) compounded annually.

PART VIII: LIQUIDATED DAMAGES PAYMENTS CAP AND
LIMITATION OF LIABILITY
33. LIQUIDATED DAMAGES PAYMENTS CAP AND
LIMITATION OF LIABILITY
33.1 The maximum aggregate liability of each Host PES to all Suppliers jointly for liquidated damages pursuant to Clause
14.10 in any Liquidated Damages Year, shall be (POUND)1,300,000.
	For the purposes of this Clause 33.1, "Liquidated Damages Year" shall mean the period of 12 calendar months commencing on the first day of the sixteenth week after the commencement of Controlled Market Start Up in the relevant Host PES's Authorised Area and each subsequent period of 12 calendar months commencing on the anniversary of that date.
33.2 Subject to Clauses 14.9, 14.10, 33.1, 33.4 and 33.6 and
save as provided in this Clause 33.2 and Clause 33.3, no party (the "party liable") nor any of its officers, employees or agents shall be liable to any other party for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach in respect of:
33.2.1 physical damage to the property of that other party, its officers, employees or agents; and/or
33.2.2 the liability of such other party to any other person for loss in respect of physical damage to the property of any person.
Provided that the liability of any party in respect of claims for such loss arising from any incident or series of related incidents shall in no circumstances exceed (POUND)1,000,000.
33.3 Nothing in this Agreement shall exclude or limit the liability of the party liable for death or personal injury resulting from the negligence of the party liable or any of its officers, employees or agents and the party liable shall indemnify and keep indemnified any other party, its officers, employees or agents, from and against all such liability which such other party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the party liable or any of its officers, employees or agents.
33.4 Subject to Clause 14.9, 14.10, 33.1 and 33.6, no party, nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to any other party for:
33.4.1 any loss of profit, loss of revenue, loss of use, loss of contract or loss of goodwill; or
33.4.2 any indirect or consequential loss; or
33.4.3 loss resulting from the liability of such other party to any other person howsoever and whensoever arising save as provided in Clauses 33.2 and 33.3.
33.5 The rights and remedies provided by this Agreement to the parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including any rights any party may possess in tort or delict which shall include actions brought in negligence and/or nuisance. Accordingly, each of the parties hereby waives to the fullest extent possible all such rights and remedies provided by common law or statute, and releases the party liable, its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.
33.6 Save as otherwise expressly provided in this Agreement, this Clause 33 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this Clause 33 shall exclude or restrict or otherwise prejudice or affect any of:
33.6.1 the rights, powers, duties and obligations of any party which are conferred or created by the Act, any licence granted pursuant to the Act or any subordinate legislation made under the Act; or
33.6.2 the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any such licence or otherwise howsoever.
33.7 Each of the sub-clauses of this Clause 33 shall:
33.7.1 be construed as a separate and severable contract term, and if one or more of such sub-clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such Clauses shall remain in full force and effect and shall continue to bind the parties; and
33.7.2 survive termination of this Agreement.
33.8 Each party hereby acknowledges and agrees that each of the other parties holds the benefit of Clauses 33.1, 33.2, 33.3, and 33.4 for itself and as trustee and agent for its officers, employees and agents.
33.9 Each party hereby acknowledges and agrees that the provisions of this Clause 33 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof and that where any provision of this Agreement provides for a liquidated damage payment to be payable by a Host PES upon or in respect of its failure to meet a service level, each party agrees and acknowledges that such provision has been the subject of discussion and negotiation, and in the case of liquidated damages payment that the amount provided to be payable represents a genuine pre-estimate of the loss of the party.
33.10 For the avoidance of doubt, nothing in this Clause 33 shall prevent or restrict any party enforcing any obligation
(including suing for a debt) owed to it under or pursuant to this Agreement.

PART IX: EVENTS OF DEFAULT AND CONSEQUENCES OF
DEFAULT
34. EVENTS OF DEFAULT AND CONSEQUENCES OF
DEFAULT
34.1 It shall be an Event of Default if:
34.1.1 a party is in material breach of any of the material terms or conditions of this Agreement and, if the breach is or was capable of remedy, it fails to remedy the breach within 20 Working Days of receipt of a notice from MEC giving full details of the breach, requiring the party to remedy the breach and stating that a failure to remedy the breach may give rise to consequences set out in Clause 34.3;
34.1.2 a party passes a resolution for its winding-up, or a court of competent jurisdiction makes an order for the winding-up or dissolution of the party;
34.1.3 an administration order is made in relation to a party or a receiver is appointed over, or an encumbrancer takes possession of or sells, any substantial part or parts of the party's assets, rights, or revenues;
34.1.4 a party makes an arrangement or composition with its creditors generally or makes an application to a court for protection from its creditors generally;
34.1.5 a party is unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986, but as if in that Section the sum of (POUND)10,000 was substituted for the sum of (POUND)750;
34.1.6 without prejudice to Clause 36 a circumstance of Force Majeure which affects the performance by the party of substantially all of its obligations under this Agreement continues for more than 180 days;
34.1.7 any of the conditions precedent set out in Clauses
2.1, 2.2 and 2.3 or any of the conditions precedent or suspensive conditions, as relevant in the Use of System Agreement cease to be satisfied in relation to a relevant party and if the situation is or was capable of remedy, the relevant party having failed to remedy the situation within 20 Working Days of receipt of a notice from MEC giving full details of the condition(s) precedent and/or suspensive conditions that have ceased to be satisfied, requiring the relevant party to remedy the situation and stating that a failure to remedy the situation may give rise to the consequences set out in Clause 34.3. (For the avoidance of doubt, this Clause 34.1.7 shall not apply to the Pool Agent or SESL.)
34.2 Any party may report any suspected Event of Default to MEC and upon receiving such report, MEC shall notify the party to whom the suspected Event of Default relates of the report.
34.3 Where MEC is notified by another party pursuant to the terms of Clause 34.2 or otherwise discovers any of the circumstances referred to in Clauses 34.1.1 to 34.1.7 and such breach is not remedied within any timeframe indicated in Clauses 34.1.1 to 34.1.7, MEC may decide that the relevant defaulting party should not be entitled to receive any Services or exercise any voting rights pursuant to Clauses 6 to 9 from a date to be determined by MEC until MEC determines otherwise.
34.4 A MEC Member other than the Pool MEC Member or the
SESL Member shall be disqualified from acting, and shall not act in his capacity as a MEC Member in relation to a resolution pursuant to this Clause 34 where his employer is the defaulting party, and his alternate shall act in his place in relation to that resolution. If both a MEC Member and his alternate are disqualified from acting in relation to a particular resolution as a result of this Clause 34.4, that MEC Member shall appoint a further alternate from the category of party that appointed him, and who is not disqualified pursuant to this Clause 34.4, to act as his alternate in relation to that particular resolution.
34.5 Where MEC makes a decision pursuant to Clause 34.3 it shall:
34.5.1 notify the relevant party of its decision;
34.5.2 notify the Director of its decision; and
34.5.3 notify the Host PESs that the relevant party is a defaulting party and that such Host PESs may decide not to provide Services to the defaulting party from a date to be determined by MEC until MEC determines otherwise.
34.6 Upon receipt of notification from MEC under Clause
34.5.3, a Host PES shall be entitled to refuse to provide
Services to the defaulting party in accordance with such notifications, until that Host PES is notified by MEC that MEC has determined otherwise.
34.7 Any party that is a defaulting party pursuant to the terms of Clause 34.3 may apply to MEC to have the restrictions referred to in Clause 34.3 removed. MEC shall consider such application and may levy a fee on the relevant defaulting party to remove the relevant restrictions.
34.8 A Supplier may cease to be a party to this Agreement upon giving MEC 30 Working Days notice of its intention to cease to be a party to this Agreement, where:
34.8.1 it is no longer Registered for any Metering Point on any MPAS Registration System; and
34.8.2 it has paid all charges for which it is or will (in relation to Services already received) become liable under the terms of this Agreement;
34.8.3 it no longer holds a Second Tier Supply Licence.
34.9 Where a Supplier ceases to be a party pursuant to the terms of Clause 34.8, Clauses 32, 33, 34, 35, 36, 37 to 47
(inclusive) shall remain in full force and effect as regards that Supplier.
34.10 A Supplier ceasing to be a party to this Agreement shall be without prejudice to the accrued rights and liabilities of that Supplier prior to the date of it ceasing to be a party and shall not affect any continuing obligations of that Supplier under this Agreement.
34.11 The Pool Agent or SESL shall cease to be a party upon:
34.11.1 giving MEC 5 Working Days notice of its intention to cease to be a party to this Agreement; and
34.11.2 a successor to the Pool Agent or SESL, as appropriate, entering into an Accession
Agreement;
provided that the Pool Agent or SESL shall continue to be a party to this Agreement and to perform and discharge its duties and responsibilities under this Agreement until the accession under such Accession Agreement comes into effect, or the notice period in Clause 34.11.1 has expired, whichever is the later.
34.12 Where a successor to the Pool Agent or SESL enters into an Accession Agreement, the Pool Agent or SESL, as appropriate, shall (save as regards any rights and obligations accrued as at the date the accession under such Accession Agreement comes into effect) be discharged from any further obligation and shall have no further rights under this Agreement from the date on which the accession under the Accession Agreement comes into effect and its successor and each of the other parties shall have the same rights and obligations amongst themselves as they would have had if such successor had become a party to this Agreement in place of the Pool Agent or SESL, as appropriate, on the date that the successor assumes the rights and obligations of the Pool Agent or SESL, as appropriate, under the relevant Accession Agreement.
34.13 If the Pool Agent is unable to secure a successor within 30 Working Days of its notice pursuant to Clause 34.11.1, the Pool Agent may apply to the Director, and the Director may appoint a successor.

PART X: CONFIDENTIALITY
35. CONFIDENTIALITY
General
35.1 Each party hereby undertakes with each other party that it shall preserve the confidentiality of and shall not directly or indirectly Disclose or use for its own purposes Confidential Information. The exceptions to this obligation are set out in Clause 35.2.
Exceptions to Confidentiality Obligation
35.2 A party shall be entitled to Disclose or use Confidential Information if and to the extent that one or more of the following apply:
35.2.1 the party is required or permitted to Disclose Confidential Information pursuant to the terms of a Nominated Agreement, to the extent of such requirement or permission; or
35.2.2 the party believes, on reasonable grounds, that market arrangements set out or contemplated by this Agreement require or permit it to Disclose
Confidential Information to another person or to use Confidential Information to the extent of such requirement or permission; or
35.2.3 the person to whose affairs the Confidential
Information relates gives its prior written consent to the Disclosure or use, to the extent of such consent;
or
35.2.4 the Confidential Information, before it is furnished to the relevant party is in the public domain; or
35.2.5 the Confidential Information, after it is furnished to the party:
(A) is acquired by the party in circumstances in which this Clause does not apply;
(B) is acquired by a party in circumstances in which this Clause does apply and thereafter ceases to be subject to the restrictions imposed by this Clause; or
(C) enters the public domain,
and in any such case otherwise than as a result of (i) a breach by the party of its obligations in this Clause or (ii) a breach by the person who disclosed that Confidential Information of that person's confidentiality obligation and the party is aware of such breach; or
35.2.6 the party is required or permitted to Disclose Confidential Information to any person:
(A) in compliance with any provisions of any Relevant Instrument; or
(B) in compliance with any other requirement of law or of a Competent Authority; or
(C) in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers; or
(D) pursuant to the arbitration rules for the Electricity Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to the party including any disputes committee set up under the terms of this Agreement or either of the Settlement
Agreements; or
35.2.7 the party Discloses Confidential Information to its Affiliates or Related Undertakings, its or its Affiliates or Related Undertakings employees, directors, agents, consultants and professional advisers, or where the party is a Supplier to any Relevant Exempt Supplier in each case on the basis set out in Clause 35.6; or
35.2.8 the party Discloses Confidential Information to the Director; or
35.2.9 the party is a Host PES and the Confidential
Information relates to information in respect of a Customer which information to Host PES has previously acquired through its Distribution
Business to the extent that disclosure is made by the Host PES to the person who supplied electricity to the relevant Customer at the time such information was acquired by the Host PES.
35.3 Confidential Information which a party is permitted or obliged to Disclose or use pursuant to Clause 35.2 shall not cease to be regarded as Confidential Information in all other circumstances by virtue of such Disclosure or use.
Host PES Provisions
35.4 Each party agrees that where a Host PES Discloses or uses Confidential Information in accordance with Clause 35.2, such information need not be treated as confidential to the extent of such Disclosure or use for the purposes of Condition 12 of the PES Licence in England and Wales or Condition 9 of Part V of the PES Licence in Scotland.
35.5 Each Host PES agrees not to use any Confidential Information in a manner which may obtain for the Host PES any commercial advantage in the operation of the Supply Business or of the Second Tier Supply Business except in relation to any Confidential Information which it holds in respect of a Customer which it has previously acquired through its Distribution Business, where the Host PES supplied electricity to the relevant Customer at the time the information was acquired by the Host PES.

Internal Procedures
35.6 With effect from the date of this Agreement each party shall adopt procedures within its organisation for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under Clause 35.1.
These procedures are:
35.6.1 the Confidential Information will be disseminated within the party only on a "need to know" basis;
35.6.2 employees, directors, agents, consultants and professional advisers of the party in receipt of Confidential Information will be made fully aware of the party's obligations of confidence in relation thereto; and
35.6.3 any copies of the Confidential Information, whether in hard copy or computerised form, will clearly identify the Confidential Information as confidential.
35.7 Each party shall take all reasonable steps to ensure that any person referred to in Clause 35.2.6 to whom the party
Discloses Confidential Information does not use that Confidential Information for any purpose other than that for which it is provided and does not Disclose that Confidential Information otherwise than in accordance with this Clause
35.
Affiliate or Related Undertaking
35.8 Each party shall procure that each of its Affiliates and Related Undertakings observes the restrictions in Clauses
35.1, 35.2, 35.6 and 35.7 and if such Affiliate or Related Undertaking is a holder of a PES Licence, Clauses 35.4 and
35.5 as if in each Clause there was substituted for the name of the party the name of the Affiliate or Related
Undertaking.
Data Protection Act
35.9 Each party warrants that it has effected, and undertakes that it will during the term of this Agreement effect and maintain all such registrations as it is required to effect and maintain under the Data Protection Act to enable it lawfully to perform the obligations imposed on it by this Agreement.
Each party undertakes to comply with the Data Protection
Act in the performance of this Agreement.
35.10 Each party undertakes that, in any case where information to be disclosed by it under this Agreement may lawfully be disclosed only with the prior consent of the person to whom the information relates, it will use its reasonable endeavours to obtain such prior consents so as to enable it, or the relevant Host PES as the case may be, promptly to perform its obligations under this Agreement.
MEC
35.11 The parties acknowledge that, for MEC and each of its sub-committees properly to carry out its duties and responsibilities under this Agreement, MEC may decide or be obliged to keep confidential to it (and may instruct its sub-committees to keep confidential) matters, reports, data and other information produced by or for, or made available to or held by, MEC or the relevant sub-committee and, in any such case, MEC members shall neither disclose the same to the category of parties which they represent nor be required by such parties so to disclose. Each of the parties agrees to respect the position of MEC, its sub-committees and the MEC Members accordingly.
35.12 Each of the parties agrees, subject to any relevant confidentiality provision binding on it, to provide MEC and the Secretariat with all data and other information reasonably requested by MEC and necessary for MEC and/or the Secretariat properly to carry out its duties and responsibilities under this Agreement.


PART XI: FORCE MAJEURE
36. FORCE MAJEURE
If any party (the "Affected Party") shall be unable to carry out any of its obligations under this Agreement due to a circumstance of Force Majeure this Agreement shall remain in effect but:

36.1 the Affected Party's obligations;
36.2 the obligations of each of the other parties owed to the
Affected Party under this Agreement; and
36.3 any other obligations of such other parties under this
Agreement owed between themselves which the relevant
party is unable to carry out directly as a result of the
suspension of the Affected Party's obligations;
shall be suspended without liability for the period during which the circumstance of Force Majeure prevails provided that:
(i)	the Affected Party gives the other parties prompt
notice describing the circumstance of Force Majeure
including the nature of the occurrence and its
expected duration and where reasonably practicable
continues to furnish regular reports with respect
thereto during the period of Force Majeure; and
(ii)	the suspension of performance is of no greater scope
and of no longer duration than is required by the
circumstance of Force Majeure; and
(iii)	no obligations of any party that arose before the
circumstance of Force Majeure causing the
suspension of performance are excused as a result of
the Force Majeure; and
(iv)	the Affected Party uses all reasonable efforts to
mitigate the impact of the circumstance of Force
Majeure and to remedy its inability to perform as
quickly as possible; and
(v)	immediately after the end of the circumstance of
Force Majeure the Affected Party notifies the other parties in writing of the same and resumes performance of its obligations under this Agreement.

PART XII: DISPUTES
37. DISPUTES
37.1 Save where expressly stated in this Agreement to the contrary, and subject to any contrary provision of the Act, any licence issued pursuant to the Act or the Electricity
Supply Regulations 1988 (or any other regulations made under Section 29 of the Act), or the rights, powers, duties and obligations of the Director or Secretary of State under the Act, any such licence or otherwise howsoever, any dispute or difference of whatever nature and howsoever arising under, out of or in connection with this Agreement
(a "Dispute") shall be resolved according to the provisions of this Clause 37.
Contract Management
37.2 Any party shall refer a Dispute to the Contract Managers, by notice in writing to all other parties to the Agreement who are party to the Dispute (the party referring the Dispute and the other parties to the Dispute each being a "Disputing Party"). The Contract Managers of the
Disputing Parties shall endeavour to resolve the Dispute between them. The Contract Managers of the Disputing
Parties shall have authority to negotiate in relation to and to resolve the Dispute including authority to bind the party nominating them provided that neither the Contract
Manager nominated by the Pool Agent nor the Contract
Manager nominated by SESL shall have any authority to bind the party nominating them or (in the case of the Contract Manager nominated by the Pool Agent) the Pool
Members or (in the case of the Contract Manager nominated by SESL) the parties to the Settlement
Agreement for Scotland. Subject to the foregoing proviso, the joint and unanimous decision of the Contract Managers of the Disputing Parties shall be binding upon the parties to the Dispute.
Disputes Committee
37.3 MEC shall constitute a sub-committee ("the Disputes Committee") whose rules and procedures:
37.3.1 shall be issued by MEC from time to time;
37.3.2 shall be subject to and in accordance with the principles set out in Clause 37.6;
37.3.3 shall be binding on the parties so that the parties shall be obliged to and shall comply with their obligations under such rules and procedures and, subject to any subsequent award in any Electricity
Arbitration Association ("EAA") arbitration in relation to a Dispute or judgment in the event of a Third Party Claim (as defined below), shall be obliged to and shall comply with any decision made by the Disputes Committee pursuant to this Clause
37 and/or such rules and procedures.
37.4 Subject to review by MEC no earlier than 12 months or as MEC otherwise decides and completed no later than 15 months after the start of Controlled Market Start-Up for the Host PES that is the first Host PES to commence
Controlled Market Start-Up the costs of constituting and maintaining the Disputes Committee and the costs of the Disputes Committee in relation to any particular Dispute shall be recovered by MEC as costs and expenses of MEC in accordance with the provisions of Clause 8.
37.5 If the Contract Managers are unable to resolve a Dispute within 10 Working Days of the reference of a Dispute to them then any Disputing Party may refer the Dispute to the Disputes Committee by notice in writing to all Disputing
Parties.
37.6 The rules of the Disputes Committee shall be subject to and in accordance with the following principles:
37.6.1 The Disputes Committee shall not act as expert or arbitrator;
37.6.2 decisions of the Disputes Committee shall be binding upon the Disputing Parties unless and until one of the Disputing Parties refers the Dispute to arbitration pursuant to clause 37.7;
37.6.3 the Disputing Parties shall be able to make written and oral submissions to the Disputes Committee in relation to all matters of fact and law in relation to that Dispute, including the interpretation and application of this Agreement;
37.6.4 the Disputing Parties shall not be entitled to have legal or other representation before the Disputes
Committee provided that nothing in this Clause
37.6.4 or otherwise shall prevent a Disputing Party from adducing any evidence, including expert evidence, before the Disputes Committee, whether that evidence or expert evidence is from the Disputing Party's employee, contractor, sub-contractor, agent or otherwise;
37.6.5 the parties shall be entitled, but not obliged, to take legal or other advice when preparing submissions or evidence for the Disputes Committee;
37.6.6 the Disputes Committee shall be entitled to make such enquiries into matters of fact and law and take such advice in relation to such matters as it sees fit;
37.6.7 subject to rules and procedures made or amended from time to time by MEC, the Disputes Committee shall be entitled to regulate its own procedure and in particular, subject to Clause 37.6.8 and taking into account all of the conditions of the Dispute including its value and the nature, complexity and importance to the Disputing Parties of the issues raised in the Dispute, to act by considering documentary submissions only or by hearing submissions from the Disputing Parties in relation to the Dispute;
37.6.8 MEC shall, if it sees fit, specify from time to time classes of Dispute and/or values of Dispute which are only to be considered by the Disputes
Committee on a documents only basis or which are to be considered by the Disputes Committee only after hearing submissions from the parties to the Dispute;
37.6.9 where the Disputes Committee hears submissions from the parties to a Dispute, it shall be entitled to regulate the time taken by the parties in making such submissions;
37.6.10 all parties to this Agreement, whether Disputing
Parties in relation to a particular Dispute or not, shall co-operate fully with any enquiry from the Disputes Committee, which co-operation shall include attending any hearing of the Disputes
Committee that the Disputes Committee may ask a party to attend and providing such evidence or information in relation to a Dispute as a party may hold pursuant to this Agreement or to its obligations under this Agreement;
37.6.11 if a Disputing Party fails or refuses to attend a hearing of the Disputes Committee in relation to the relevant Dispute or fails or refuses to provide information as described in Clause 37.6.10 in relation to the relevant Dispute the Disputes
Committee shall be entitled to proceed with its consideration of the Dispute and to make its decision in relation to the Dispute notwithstanding such failure or refusal and to make such adverse inferences from such failure or refusal against that Disputing Party as it sees fit;
37.6.12 all parties shall bear their own costs of and occasioned by the reference of the Dispute to the Disputes Committee and for the avoidance of doubt no charge shall be made by any party for the attendance of any of its employees at the Disputes
Committee to give evidence or information or to sit on the Disputes Committee;
37.6.13 any Disputing Party may terminate the proceedings of the Disputes Committee in relation to a particular
Dispute by notice in writing to all other Disputing
Parties if a Third Party Claim (as defined below) arises before or during the Disputes Committee's proceedings, in which case the Dispute shall be subject to determination by the court and any Disputing Party may commence proceedings before the court pursuant to Clause 37.9;
37.6.14 the Disputing Parties may agree, at any time, to withdraw a Dispute from the Disputes Committee on such terms as the Disputing Parties may agree, including the referral of the Dispute to EAA arbitration;
37.6.15 the Disputes Committee shall have a standing membership of suitably qualified individuals including a Chairman and Vice-Chairman who shall be available to convene the Disputes Committee at all times;
37.6.16 the members of the Disputes Committee need not be independent of the parties to this Agreement but the members of the Disputes Committee for any given
Dispute shall be independent of the Disputing Parties to that Dispute and shall act impartially in relation to the Dispute;
37.6.17 the Disputes Committee shall notify the Disputing
Parties and MEC in writing of its decision in relation to a Dispute, along with its full reasons for that decision (the decision and the reasons for it together being a "Decision"), within 25 Working Days of the reference of a Dispute to it, following which MEC shall prepare and circulate to all parties to this Agreement a summary of the Decision, provided that such summary shall be prepared so that, so far as is possible, no Disputing Party may be identified from it and so that it does not include any commercially sensitive information;
37.6.18 subject to the additional provisions of Clause
37.6.19, and subject to MEC's obligation to circulate summaries of Decisions pursuant to Clause 37.6.17, all information relating to the proceedings of the Disputes Committee shall be Confidential
Information and the members of the Disputes
Committee shall be required to undertake to keep the proceedings of the Disputes Committee confidential subject to the exceptions and restrictions set out in Clause 35; and
37.6.19 the proceedings of the Disputes Committee and, if the Dispute is referred to arbitration pursuant to Clause 37.7 or to the court pursuant to Clause 37.9, the Decision shall be without prejudice and the parties shall not call any member of the Disputes
Committee to give evidence at any arbitration or in any litigation before any court of competent jurisdiction save to enforce a Decision.
Arbitration
37.7 Following notification of the Disputes Committee's Decision in relation to a Dispute pursuant to clause 37.6.17, or upon the failure of the Disputes Committee to notify the Disputing Parties of its Decision pursuant to Clause 37.6.17 within 25 Working Days of the reference of the Dispute to it, any Disputing Party may refer the Dispute to arbitration pursuant to the arbitration rules of the EAA within 15
Working Days after the date of notification of the Decision or within 15 Working Days after the date by which the Disputes Committee ought to have but failed to notify the Disputing Parties of its Decision.
37.8 Whatever the nationality residence or domicile of any Disputing Party and wherever the Dispute or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the seat of any such arbitration shall be England and Wales and the provisions of the Arbitration Act 1996 shall apply to any such arbitration wherever the same or any part of it shall be conducted.
37.9 Subject always to clause 37.11, if any consumer of electricity (the "Consumer") brings any legal proceedings in any court against any party (the "Defendant Party") and the Defendant Party wishes to make a Third Party Claim (as defined in clause 37.10) against another party which would but for this clause 37.9 have been a Dispute referred to arbitration by virtue of clause 37.7 then, notwithstanding the provisions of Clause 37.7 which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the Third Party
Claim not only between the Consumer and the Defendant
Party but also between either or both of them and the other party whether by way of third party proceedings or otherwise as may be ordered by the court.
37.10 For the purposes of this clause 37 "Third Party Claim" shall mean:
37.10.1 any claim by a Defendant Party against another party (whether or not already a party to the legal proceedings) for any contribution or indemnity; or
37.10.2 any claim by a Defendant Party against another party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the Consumer; or
37.10.3 any requirement by a Defendant Party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the Consumer and the Defendant Party but also as between either or both of them and the other party (whether or not already a party to the legal proceedings).
37.11 Clause 37.9 shall apply notwithstanding the reference of the Dispute to the Disputes Committee but, subject thereto, only if at the time the legal proceedings are commenced no arbitration has been commenced between the Defendant
Party and the other party raising or involving the same or substantially the same issues as would be raised by or involved in the Third Party Claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.
37.12 Notwithstanding the provisions of the rest of this Clause 37, any party may apply at any time to any court of competent jurisdiction for any emergency interim interlocutory relief as may be necessary.

PART XIII: MISCELLANEOUS
38. DEROGATIONS
38.1 Subject to Clause 38.2, MEC may resolve to grant a derogation to any party or parties in relation to any obligation contained in this Agreement, which may be subject to conditions and shall specify the term, scope and application of such derogation, and may amend or retract any such derogation, or any such conditions relating thereto, from time to time as it sees fit.
38.2 Where any derogation granted by MEC pursuant to Clause
38.1 relates to any of the Priority Provisions that derogation shall not take effect unless and until (and then only to the extent that):
38.2.1 in England and Wales, a derogation given by the relevant forum under the Pooling and Settlement
Agreement in relation to the equivalent obligations if any under the Pooling and Settlement Agreement, comes into effect;or
38.2.2 in Scotland the derogation granted by MEC is approved by the relevant forum under the Settlement
Agreement for Scotland or SESL, as appropriate.
38.3 A party may, by notice in writing to the Secretary, apply to MEC for a derogation pursuant to Clause 38.1
("Application for Derogation"). Where a party makes an Application for Derogation, it shall, at the same time, send a copy of such Application for Derogation to the Director.
38.4 Where the Secretary receives an Application for Derogation from a party pursuant to Clause 38.3, it shall ensure that the Application for Derogation is added to the agenda for the next MEC meeting, and shall give notice to all parties, at least 10 Working Days prior to the MEC meeting at which the application is to be considered, stating:
38.4.1 that the Application for Derogation has been made, setting out the terms of the derogation sought, and the identity of the party making the Application for Derogation; and
38.4.2 the time (not being less than 10 Working Days from the date on which notice is provided) within which parties may make representations or objections with respect to the derogation which has been applied for.
Where any comments are received pursuant to Clause
38.4.2, the Secretariat shall ensure that copies of those comments are provided to all MEC Members and the Director prior to the relevant MEC meeting at which the Application for Derogation is to be considered.
38.5 Subject to Clause 38.2 where a party is granted a derogation by MEC in accordance with this Clause 38, that party shall be excused from complying with the obligations specified in the terms of that derogation, and shall be deemed not to be in breach of this Agreement for failing to comply with the relevant obligations for the term of the derogation, but shall be required to comply with any modified obligations which are specified as a condition of the derogation.
39. TRANSITIONAL ARRANGEMENTS
39.1 The parties acknowledge and agree that the MRA may require amendment to deal with the matters described or referred to in Schedule 12 after the date of this Agreement.
The parties undertake with each other to use all reasonable endeavours to consider the matters set out in Schedule 12 and to agree any appropriate amendments to this Agreement as soon as reasonably practicable after the date of this Agreement.
39.2 For each of the matters listed in Schedule 12, MEC shall consider or establish a sub-committee to consider the appropriate method for dealing with such matter. The sub-committee shall prepare a report setting out its recommendations for:
39.2.1 appropriate amendments to this Agreement; and
39.2.2 the appropriate means for implementing any recommended amendment to this Agreement pursuant to Clause 9. Such recommendations shall reflect the principles (if any) set out in of Schedule
12 in relation to the relevant matter.
If any member of the sub-committee disagrees with any of the recommendations made in the report, the report shall set out the reasons for such disagreement and any alternative proposals of the relevant sub-committee member.

39.3 MEC shall consider the recommendations of the sub-committee contained in the report prepared pursuant to Clause 39.2 and, if they approve the recommendation, such recommendations shall be deemed to be a Change Proposal to change this Agreement received by MEC in accordance with Clause 9.
40. RESTRICTIVE TRADE PRACTICES ACT
To the extent that any provision of this Agreement or of any arrangement of which it forms part constitutes a restriction or information provision within the meaning of the Restrictive Trade Practices Act 1976 (the "RTPA") so as to render this Agreement or that arrangement (as the case may be) registrable under the RTPA, no such restriction or information provision shall take effect until the earlier of:
40.1 the day after particulars of this Agreement or that arrangement have been furnished to the Director General of Fair Trading in accordance with the RTPA; or
40.2 the day after the Secretary of State has granted an exemption pursuant to Section 100 of the Electricity Act
1989 in respect of this Agreement or that arrangement.
41. CONTRACT MANAGEMENT
41.1 Each party shall appoint an appropriate person (each a "Contract Manager" and together the "Contract
Managers") to manage all matters arising under or in connection with this Agreement and to monitor the general operation of this Agreement.
41.2 Each Contract Manager appointed by a party shall ensure that procedures are in place in respect of that party to ensure that there is adequate support for operations provided under this Agreement and timely resolution of problems that may occur including a point of contact to process and resolve such problems.
41.3 At times determined by MEC a meeting of Contract
Managers shall be convened to consider each of the reports contained in Clause 27.7 in relation to:
41.3.1 performance against Service Levels; and
41.3.2 issues arising from those reports and actions to remedy any problems arising from those reports.
41.4 Each party shall notify the others in accordance with the provisions of Clause 46 of the name and contact details of the Contract Manager appointed by it for the purposes of this Agreement from time to time.
42. ENTIRE AGREEMENT
42.1 This Agreement and any document referred to herein represents the entire understanding, and constitutes the whole agreement, in relation to its subject matter and supersedes any previous agreement between the parties with respect thereto and without prejudice to the generality of the foregoing excludes any warranty, condition or other undertaking implied at law or by custom.
42.2 Each party confirms that, except as provided in this Agreement and without prejudice to any liability for fraudulent misrepresentation, no party has relied on any representation, warranty or undertaking which is not contained in this Agreement or any document referred to herein.
43. SEVERABILITY
If any provision of this Agreement shall be held to be invalid or unenforceable by a judgment or decision of any court of competent jurisdiction or any authority (including the Director) whose decisions shall be binding on the parties, the same shall be deemed to be severable and the remainder of this Agreement shall remain valid and enforceable to the fullest extent permitted by law. In any such case, the parties will negotiate in good faith with a view to agreeing one or more provisions which may be substituted for such invalid or unenforceable provision in order to give effect, so far as practicable, to the spirit of this Agreement.
44. WAIVERS
The failure by any party to exercise, or the delay by any party in exercising, any right, power, privilege or remedy provided by this Agreement or by law shall not constitute a waiver thereof nor of any other right, power, privilege or remedy. No single or partial exercise of any such right, power, privilege or remedy shall preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy.
45. DATA TRANSFER
45.1 Where Schedule 3 specifies a Data Transfer Catalogue reference number in relation to any notice, request or other communication, such notice, request or communication shall be sent in the format and with the content described under such reference in the Data Transfer Catalogue, as amended from time to time, and shall be transmitted by the means specified in Schedule 3.
45.2 Nothing in this Agreement shall prevent any two parties from agreeing to the use of an alternative method of transmission for any communication between those two parties from that set out in Schedule 3, whereupon the terms of this Clause 45 shall not apply to that notice, request or other communication.
45.3 Where this Agreement requires any notice, request or other communication to be sent via the Data Transfer Network, the relevant Message shall be addressed to the appropriate
Market Domain ID.
45.4 Where this Agreement requires any notice, request or other communication to be sent via the Data Transfer Network, the party or Data Aggregator sending the Message shall be responsible for ensuring that it reaches the relevant Gateway within any time period laid down in this Agreement for the provision of such notice, request or communication (and any such message shall be deemed received by the recipient at the point in time it is delivered to the recipient's
Gateway). Provided that the party or Data Aggregator sending a Message shall have no obligation to ensure receipt where the intended recipient has failed, contrary to the Data Transfer Service Agreement, to remove or process all Messages delivered to its Gateway and to ensure that such Messages are made available to its internal systems as expeditiously as possible so that the Gateway is able to continue to process incoming and outgoing Messages.
45.5 Where any provision of this Agreement refers to receipt of a Message or notification by a Host PES pursuant to Clauses
15.10, 15.14, 16.7, 16.9, 17.3, 20.5, 20.8, 20.10, 20.11,
21.1, 24.1, 24.3 or 24.5 the date of such receipt shall be deemed to be the date on which it is received where such Message or notification is received prior to 18:00 hours on an Operational Working Day. Where such Message or notification is received at or after 18:00 hours on an Operational Working Day, the date of receipt of such Message or notification shall be deemed to be the next
Operational Working Day.
45.6 If the Data Transfer Network or any relevant part of such network is at any time for any reason unavailable for the sending of Messages between any affected parties, then during the period of unavailability:
45.6.1 the parties shall use 8mm DAT tape to send any notice, request or other communication that this Agreement would otherwise require to be sent via the Data Transfer Network and take reasonable steps to process any notices, requests or other communications received within their own systems as promptly as possible;
45.6.2 where other means are used in accordance with Clause 45.6.1, the parties shall be relieved from any service levels set out in this Agreement relating to any affected notice, request or other communication
(except to the extent that this Agreement expressly provides for alternative levels in such circumstances) but shall use their reasonable endeavours to send such notice request or other communication as soon as reasonably practicable; and
45.6.3 to the extent that no such other means are practicable given the nature of the communication and the surrounding circumstances, such unavailability of the Data Transfer Network shall be deemed (to the extent not caused by a breach by any party of the Data Transfer Service Agreement) to constitute a circumstance of Force Majeure for the purposes of this Agreement.
45.7 Where any party, in breach of its obligation under Clause
45.1 fails to deliver any notice request or other communication to the relevant Gateway and such failure occurs for reasons outside that party's direct control, the breaching party shall have no liability to the other in respect of such breach and the parties shall rely instead upon the provisions of the Data Transfer Service Agreement.
46. NOTICES
46.1 Each Supplier shall notify the Host PES as soon as reasonably practicable of the address and fax number for each Data Aggregator that it has appointed in relation to Metering Points for which it is Registered.
46.2 Save as provided in Clause 45, any notice, request or other communication to be made by a party or Data Aggregator to another party or Data Aggregator under or in connection with this Agreement shall be in writing and shall be delivered personally or sent by first class post, courier or fax with a copy to be sent by first class post to that person's address or fax number as included in Schedule 1 as may be varied from time to time by notice from a party to all other parties (marked for the attention of the Contract Managers) or notified under Clause 46.1.
46.3 Unless otherwise stated in this Agreement, a notice, request or other communication sent in accordance with Clause
46.2 shall be deemed received:
46.3.1 if delivered personally, when left at the address referred to above;
46.3.2 if sent by post, 2 Operational Working Days after the date of posting; and
46.3.3 if sent by fax, upon production by the sender's equipment of a transmission report indicating that the fax was sent to the fax number of the recipient in full without error.
47. ASSIGNMENT AND SUB-CONTRACTING
47.1 Subject to Clause 47.2, and except as provided elsewhere in this Agreement no party shall assign any of its rights under this Agreement without the prior written consent of all other parties to this Agreement, such consent not to be unreasonably withheld.
47.2 Any party may sub-contract or delegate the performance of all or any of its obligations under this Agreement to any appropriately qualified and experienced third party, but shall at all times remain liable to any other party in relation to all sub-contracted or delegated obligations.
47.3 Each Supplier shall notify the relevant Host PES, on request, of any subcontractors appointed by it for the purposes of this Agreement.
47.4 Each Host PES shall notify the relevant Supplier, on request of, any subcontractors appointed by it for the purposes of this Agreement.
48. COUNTERPARTS
This Agreement may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute the same document
49. GOVERNING LAW
49.1 This Agreement is governed by, and shall be construed in accordance with, English law.
49.2 Each party agrees that without preventing any other mode of service, any document in an action (including any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under Clause 46 and each party undertakes to maintain such an address at all times in the United Kingdom and to notify the other party in advance of any change from time to time of the details of such address in the manner prescribed in Clause 46.


SCHEDULE 1

Parties


Part 1

HOST PESs

(a) EAST MIDLANDS ELECTRICITY PLC (Registered No.
2366923) whose registered office is at PO Box 44 Wollaton, Nottingham, NG8 IE2
(b) EASTERN ELECTRICITY PLC (Registered No. 2366906) whose registered office is at Wherstead Park, Wherstead, Ipswich, Suffolk, IP9 2AQ
(c) LONDON ELECTRICITY PLC (Registered No. 2366852) whose registered office is at Templar House, 81-87 High Holborn, London, WC1V 6NU
(d) MANWEB PLC (Registered No. 2366937) whose registered office is at Manweb House, Kingsfield Court, Chester Business
Park, Chester, CH4 9RF
(e) MIDLANDS ELECTRICITY PLC (Registered No. 2366928) whose registered office is at Mucklow Hill, Halesowen, West Midlands, B62 8BP
(f) NORTHERN ELECTRIC PLC (Registered No. 2366942) whose registered office is at Carliol House, Newcastle upon Tyne, NE99
6NE
(g) NORWEB PLC (Registered No. 2366949) whose registered office is at PO Box 14, 410 Birchwood Boulevard, Warrington WA3 79A
(h) SCOTTISH HYDRO-ELECTRIC PLC (Registered No.
117119) whose registered office is at 10 Dunkeld Road, Perth, PH1
5WA
(i) SCOTTISH POWER PLC (Registered No. 117 120) whose registered office is at Corporate Offices, 1 Atlantic Quay, Glasgow, G2 8SP
(j) SEEBOARD PLC (Registered No. 2366867) whose registered office is at Forest Gate, Brighton Road, Crawley, West Sussex,
RH11  9BH
(k) SOUTH WALES ELECTRICITY PLC (Registered No.
2366985) whose registered office is at Newport Road, St Mellons, Cardiff, CF3 9XW
(l) SOUTH WESTERN ELECTRICITY PLC (Registered No.
2366894) whose registered office is at 800 Park Avenue, Aztec
Way, Almondsbury, Nr Bristol, BS32  4SE
(m) SOUTHERN ELECTRIC PLC (Registered No. 2366879) whose registered office is at Westacott Way, Littlewick Green, Maidenhead, Berkshire, SL6 3QB
(n) YORKSHIRE ELECTRICITY GROUP PLC (Registered No.
2366995) whose registered office is at Wetherby Road, Scarcroft, Leeds, LS14 3HS


Part 2

SUPPLIERS

(a) BRITISH GAS TRADING LIMITED (Registered No. 3078711) whose registered office is at Charter Court, 50 Windsor Road, Slough, Berkshire SL1 2HA
(b) EAST MIDLANDS ELECTRICITY PLC (Registered No.
2366923) whose registered office is at PO Box 44, Wollaton, Nottingham, NG8 IE2
(c) EASTERN ELECTRICITY PLC (Registered No. 2366906) whose registered office is at Wherstead Park, Wherstead, Ipswich, Suffolk, IP9 2AQ
(d) LONDON ELECTRICITY PLC (Registered No. 2366857) whose registered office is at Templar House, 81-87 High Holborn, London, WC1V 6NU
(e) MANWEB PLC (Registered No. 2366937) whose registered office is at Manweb House, Kingsfield Court, Chester Business
Park, Chester, CH4 9RF
(f) MIDLANDS ELECTRICITY PLC (Registered No. 2366928) whose registered office is at Mucklow Hill, Halesowen, West Midlands, B62 8BP
(g) NATIONAL POWER PLC (Registered No. 2366963 ) whose registered office is at Windmill Hill Business Park, Whitehill Way, Swindon, Wiltshire, SN5 6PB
(h) NORTHERN ELECTRIC PLC (Registered No. 2366942) whose registered office is at Carliol House, Newcastle upon Tyne, NE99
6NE
(i) NORWEB PLC (Registered No. 2366949) whose registered office is at PO Box 14, 410 Birchwood Boulevard, Warrington, WA3
79A
(j) NUCLEAR ELECTRIC LTD (Registered No. 3076445) whose registered office is at Barnett Way, Barnwood, Gloucester, GL4
7RS
(k) POWERGEN PLC (Registered No. 2366970) whose registered office is at 53 New Broad Street, London EC2M 1JJ
(l) SCOTTISH HYDRO-ELECTRIC PLC (Registered No.
117119) whose registered office is at 10 Dunkeld Road, Perth, PH1
5WA
(m) SCOTTISH POWER PLC (Registered No. 117120) whose registered office is at Corporate Offices, 1 Atlantic Quay, Glasgow, G2 8SP
(n) SEEBOARD PLC (Registered No. 2366867) whose registered office is at Forest Gate, Brighton Road, Crawley, West Sussex,
RH11  9BH
(o) SOUTH WALES ELECTRICITY PLC (Registered No.
2366985) whose registered office is at Newport Road, St Mellons, Cardiff, CF3 9XW
(p) SOUTH WESTERN ELECTRICITY PLC (Registered No.
2366894) whose registered office is at 800 Park Avenue, Aztec
West, Almondsbury, Bristol, BS32  4SE
(q) SOUTHERN ELECTRIC PLC (Registered No.2366879) whose registered office is at Westacott Way, Littlewick Green, Maidenhead, Berkshire, SL6 3QB
(r) YORKSHIRE ELECTRICITY GROUP PLC (Registered
No.2366995) whose registered office is at Wetherby Road, Scarcroft, Leeds, LS14 3HS

SCHEDULE 2

Metering Point Administration Data

MPAD  Supply Number  Supply Number core Data Item                 DTC Reference   Responsibility for
                                                                                  Provision and
                                                                                  Maintenance
1         1              1               Distribution business Id                 Host PES Distribution Business

2         2              2               Unique reference          J0003          Host PES Distribution Business
3         3              3               Check Digit                              Host PES Distribution Business
4         4                              Profile Class Id          J0071          Supplier
4A                                       Effective from Settlement
                                          Date (MSPC)              J0308          Supplier
5         5                              Meter/Timeswitch Code     J0220          Supplier
5A                                       Meter/Timeswitch Class
                                          Effective from Date      J0301          Supplier
6         6                              Line Loss Factor (LLF)
                                          /DUoS Code               J0147          Host PES Distribution Business
6A                                       Effective from Settlement
                                           Date (MSLLFC)           J0658          Host PES Distribution Business
7                                        Change of Tenancy
                                           Indicator               J0215          Supplier
8                                        Supplier Id               J0002          Supplier
9                                        Metering Point Address    J1036/J1044    Host PES Distribution Business
9A                                       Metering Point Postcode   J0263          Host PES Distribution Business
10                                       Supply Start Date         J0049          Supplier
11                                       Meter Operator Id         J0178          Supplier
11A                                      Meter Operator Type       J0675          Supplier
11B                                      Effective from Date (MOA) J0210          Supplier
12                                       Data Collector Id         J0205          Supplier
12A                                      Data Collector Type       J0218          Supplier
12B                                      Effective from Date (DCA) J0219          Supplier
13                                       Data Aggregator Id        J0183          Supplier
13A                                      Data Aggregator Type      J0163          Supplier
13B                                      Effective from
                                          Settlement Date (DAA)    J0334          Supplier
14                                       Energisation Status       J0080          Supplier
14A                                      Effective from
                                          Settlement Date (MSES)   J0297          Supplier
15                                       GSP Group Id (in England
                                          and Wales) or BSP Group
                                          Id (in Scotland)         J0066          Host PES Distribution Business
15A                                      Effective from Settlement
                                          Date (MSGG)              J0306          Host PES Distribution Business
16                                       Measurement Class Id      J0082          Supplier
16A                                      Effective from
                                          Settlement Date (MSMC)   J0307          Supplier
17                                       Standard Settlement
                                          Configuration Identifier J0076          Supplier
17A                                      Effective from Settlement
                                          Date (SCON)              J0300          Supplier
18                                       1998 Trading Arrangement
                                           Indicator                              Host PES Distribution Business
19                                       ERS Metering System Id
                                           (if relevant)                          Host PES Distribution Business
20                                       Disconnection Date                       Host PES Distribution Business

SCHEDULE 3
Event Log
In the following table:
(A)	"DTC ref" means the relevant reference number in the Data
Transfer Catalogue Version 4.0;
(B)	"DTN" means the Data Transfer Network; and
(C)	the descriptions of the data flows concerned under "Message" are for ease of reference only and shall not affect the obligations of any party under the relevant provisions of this Agreement.
MRA Event Log Notes

ROWS:

Each row represents a distinct information flow between two parties.

The scope of the event log, in terms of what flows are included, is as follows:

1) All DTC-defined flows marked in that document as to or from `MPAS' (or `PRS Agent') are included.

2) Flows from the Distribution Business to the MPAS Registration System are restricted to include only such logical flows as the MPAS Registration System requires to correctly maintain that data which is the responsibility of the Distribution Business. No constraints are made on the mechanisms and formats for such flows, and rejection mechanisms are not considered.

3) Flows from the MPAS Registration System to the Distribution Business are not included. It is assumed that the Distribution Business will have access to MPAS data as and when required, by means that are specific to the individual PES concerned.


COLUMNS:

Flow No:

This provides a unique reference to each flow (row) in the event log. This reference will be maintained across all revisions of the event log.


MRA ref:

This references the appropriate section(s) in the body of this Agreement.

The rows are ordered generally by Clause order, but in such a way that rows related to the same event (see below) are in contiguous order.

Event:

This identifies a business-level event and allows to group related information flows.

From/To:

Identifies the parties involved:

CUST = 	Customer
DA = 		Data Aggregator
DB = 		Distribution Business
MDDM = 	Market Domain Data Management
MPAS =	Metering Point Administration Service
SSA =		Settlement System Administrator
SUP =		Supplier

and, where applicable, the status of the party (for SUP and DA only):

(old) -		qualifies the incumbent party in the context
of Clause 15
(new) -		qualifies the prospective new party in the
context of Clause 15
(future) - 	qualifies parties, if any, whose effective from
dates are greater than the date associated
with the event.  There may be more than one
such party.
(next) - 	is the same as (future), but is restricted to a
single instance.

Note: Both (future) and (next) exclude any Supplier (and their associated DAs) where the registration status is `Objected'.

DTC Ref:

Refers to the Data Transfer Catalogue - version 4.0.

Instr Type:

Refers to data item J0723, Instruction Type, in the DTC.

Method:

Indicates the transmission mechanism.

Notes:

Refers to the detailed notes given below:


Note 1	Some MPAS Registration Systems may also accept an SP04
Instruction Type in this instance of the D0055 flow.

Note 2	Some MPAS Registration Systems may also accept an SP01
Instruction Type in this instance of the D0055 flow.

Note 3 Some MPAS Registration Systems do not support the use of D0171 flows (in these specific scenarios) and so do not necessarily inform the supplier of every change of LLF
Class and GSP Group (see also note 5).

Note 4 Some MPAS Registration Systems may provide only the latest change of LLF Class and GSP Group (flows D0089 and D0217).

Note 5  The distinctions between SP28/29 and between SP26/27
(i.e. current and future) Instruction Types in D0171 is subject to differences between MPAS Registration Systems.

Note 6 Flow D0205 allows a party to simultaneously specify a full set of events types, each with potentially different 'effective from' dates. This can give rise to complex situations which may be handled differently by the different MPAS
Registration Systems.

Note 7  After an 'incomplete' D0055 for a previously non-trading
Supply Number, D0205 may be used to drip-feed the missing supplier data. Only when an energisation status is supplied will the Supply Number commence trading, and the DA will be informed (the DA is never sent incomplete data).

Note 8 Management of transfers from ERS is currently under discussion between the Pool and the Registration System developers.

Flow No MRA ref Event              From       To       DTC Ref.    Instr Type       Description                   Method   Notes
0010    15.10   Change of Supplier SUP (new)  MPAS     D0055       SP04             Registration of Change
                                                                                     of Supplier                  DTN      2
0020    15.12   Change of Supplier MPAS       SUP(new) D0057       SP32             Rejection with Reason Code(s) DTN
0030    15.10   Change of Supplier MPAS       SUP(new) D0217       SP40             Acceptance of Change
                                                                                     of Supplier registration     DTN
0040    15.10   Change of Supplier MPAS       SUP(new) D0260       SP43             Old Supplier's
                                                                                     Registration Details         DTN4
0050    15.10   Change of Supplier MPAS       SUP(new) D0171       SP28/29          Future Distribution
                                                                                     changes (LLF Class,GSP Group)DTN3,5
0060    15.10   Change of Supplier MPAS       SUP(old) D0058       SP45             Notification of
                                                                                     termination of Registration  DTN
0070    15.10   Change of Supplier MPAS       DA(old)  D0209       NH/HH01          Appointment End               DTN
0080    15.10   Change of Supplier MPAS       DA(new)  D0209       NH/HH01          Appointment Start             DTN
0090    15.10   Change of Supplier MPAS       DA(old)
                                               (future)D0209       NH/HH01          Appointment Cancellation      DTN
0100    16.7    CoS Objection      SUP (old)  MPAS     D0064       SP05             Notice of Objection           DTN
0110    16.7    CoS Objection      MPAS       SUP(old) D0066       SP33             Rejection with Reason Code(s) DTN
0120    16.7    CoS Objection      MPAS       SUP(old) D0065       SP50             Confirmation of Objection     DTN
0130    16.7    CoS Objection      MPAS       SUP(old) D0171       SP29             Distribution changes          DTN 3,5
0140    16.7    CoS Objection      MPAS       SUP(old) D0089       SP51             New Supplier effective
                                                                                     MP changes                   DTN 4
0150    16.7    CoS Objection      MPAS       SUP(new) D0067       SP53             Notification of Objection     DTN
0160    16.7    CoS Objection      MPAS       DA(old)  D0209       NH/HH01          Appointment (Re)start         DTN
0170    16.7    CoS Objection      MPAS       DA(old)
                                               (future)D0209       NH/HH01          Appointment Start             DTN
0180    16.7    CoS Objection      MPAS       DA (new) D0209       NH/HH01          Appointment Cancellation      DTN
0190    16.7    CoS Objection      MPAS       DA (new)
                                               (future)D0209       NH/HH01          Appointment Cancellation      DTN
0200    16.9    CoS Objection
                  Removal          SUP(old)   MPAS     D0068       SP06             Notice of Objection Removal   DTN
0210    16.9    CoS Objection
                  Removal          MPAS       SUP (old)D0069       SP34             Rejection with Reason Code(s) DTN
0220    16.9    CoS Objection
                  Removal          MPAS       SUP (old)D0090       SP65             Acceptance of
                                                                                      Objection Removal           DTN
0230    16.9    CoS Objection
                  Removal          MPAS       SUP (new)D0091       SP60             Notification of
                                                                                      Objection Removal           DTN
0240    16.9    CoS Objection
                  Removal          MPAS       SUP(new) D0089       SP64             Old Supplier effective
                                                                                      MP changes                  DTN 4
0250    16.9    CoS Objection
                  Removal          MPAS       SUP(new) D0259       SP66             Future changes made
                                                                                      by Old Supplier             DTN
0260    16.9    CoS Objection
                  Removal          MPAS       SUP(new) D0171       SP28/29          Distribution changes
                                                                                     - post Supply
                                                                                    Start Date                    DTN 3,5
0270    16.9    CoS Objection
                  Removal          MPA        SDA(old) D0209       NH/HH01          Appointment End               DTN
0280    16.9    CoS Objection
                  Removal          MPA        SDA (old)
                                               (future)D0209       NH/HH01          Appointment Cancellation      DTN
0290    16.9    CoS Objection
                  Removal         MPAS        DA(new)  D0209       NH/HH01          Appointment Start             DTN
0300    16.9    CoS Objection
                  Removal         MPAS        DA(new)
                                               (future)D0209       NH/HH01          Appointment Start             DTN
0310    16.13   Expiry of
                  objection
                  resolution
                  period         MPAS         SUP(old) D0092       SP70             Notification of expiry
                                                                                    of objection resolution periodDTN
0320    16.13   Expiry of
                  objection
                  resolution
                  period         MPAS         SUP(new) D0093       SP71             Notification of expiry of
                                                                                    objection resolution period   DTN
0323    17.1    Contact
                  Notice         SUP(new)     MPAS     D0271       SP10             Request Contact Notice        DTN
0324    17.1    Contact Notice   SUP (old)    MPAS     D0271       SP10             Request Contact Notice        DTN
0325    17.1    Contact Notice   MPAS         SUP(new) D0272       SP14             Rejection with Reason Code(s) DTN
0326    17.1    Contact Notice   MPAS         SUP(old) D0272       SP14             Rejection with Reason Code(s) DTN
0327    17.1    Contact Notice   MPAS         SUP(new) D0273       SP15             Contact Notice                DTN
0328    17.1    Contact Notice                SUP(old) D0273       SP15             Contact Notice                DTN
0330    20.1    New Connection   DB           MPAS     none        DB01             New MPAN Details              internal
0340    20.5    Initial
                 Registration    SUP          MPAS     D0055       SP01             Initial Registration
                                                                                     - new connection             DTN  2
0350    12      Initial
                 Registration    SSA          MPAS     none        SP01             Initial Registration
                                                                                     - ERS transfer               manual 7
0360    20.8    Initial
                 Registration    MPAS         SUP      D0057       SP23             Rejection with Reason Codes   DTN
0370    20.5    Initial
                 Registration    MPAS         SUP      D0217       SP20             Acceptance of initial
                                                                                    registration                  DTN  4
0380    20.5    Initial
                 Registration    MPAS         SUP      D0171       SP29             Future Distribution changes
                                                                                    (LLF Class, GSP Group)        DTN  5
0390    20.5    Initial
                  Registration   MPAS         DA       D0209       NH/HH01          Appointment Start             DTN
0400    21.1    MPAN Discon-
                  nection        DB           MPAS     none        DB03             MPAN Disconnection            internal
0410    21.2    MPAN Discon-
                  nection        MPAS         SUP      D0171       SP27             MPAN Disconnection            DTN  5
0420    21.2    MPAN Discon-
                  nection        MPAS         SUP
                                               (future)D0171       SP26             MPAN Disconnection            DTN  5
0430    21.2    MPAN Discon-
                  nection        MPAS         DA       D0209       NH/HH01          Appointment End               DTN
0440    21.2    MPAN
                  Disconnection  MPAS         DA
                                               (future)D0209       NH/HH01          Appointment Cancellation      DTN
0450    22.1    Full Supplier
                  Refresh        SUP          MPAS     none        none             Request for Full Refresh      manual
0460    22.2    Full Supplier
                  Refresh        MPAS         SUP      none        none             Accept + confirmed date,
                                                                                      or reject                   manual
0470    22.3    Full Supplier
                  Refresh        MPAS         SUP      D0204       SP84             Full Supplier Refresh         CD+
0480    22.1    Full DA
                  Refresh        DA           MPAS     none        none             Request for Full Refresh      manual
0490    22.2    Full DA
                   Refresh       MPAS         DA       none        none             Accept + confirmed date,
                                                                                      or reject                   manual
0500    22.3    Full DA
                   Refresh       MPAS         DA       D0209       NH/HH08          Full DA Refresh               CD+
0510    23.1    Selective
                   Supplier
                   Refresh       SUP          MPAS     none        none             Request for Selective Refresh manual
0520    23.2    Selective
                   Supplier
                   Refresh       MPAS         SUP      none        none             Accept + confirmed date, or
                                                                                        reject                    manual
0530    23.2    Selective
                   Supplier
                   Refresh       MPAS         SUP      D0204       SP84             Selective Supplier Refresh    DTN
0540    23.1    Selective
                   DA Refresh    DA           MPAS     none        none             Request for Selective Refresh manual
0550    23.2    Selective
                   DA Refresh    MPAS         DA       none        none             Accept + confirmed date, or
                                                                                         reject                   manual
0560    23.2    Selective
                   DA Refresh    MPAS         DA       D0209       NH/HH01          Selective DA Refresh          DTN
0570    24.1    Upd MP address   DB           MPAS     none        DB02             Revisions to MP address
                                                                                          details                 internal
0580    24.1    Upd MP address   MPAS         SUP      D0171       SP29             Revisions to MP address
                                                                                          details                 DTN  5
0590    24.1    Upd MP address   MPAS         SUP
                                              (future) D0171       SP28             Revisions to MP address
                                                                                          details                 DTN 5
0600    24.1    Upd MP LLF Class DB           MPAS     none        DB02             Revisions to MP LLF Class     internal
0610    24.1    Upd MP LLF Class MPAS         SUP      D0171       SP29             Revisions to MP LLF Class     DTN  5
0620    24.1    Upd MP LLF Class MPAS         SUP
                                              (future) D0171       SP28             Revisions to MP LLF Class     DTN 5
0630    24.1    Upd MP LLF Class MPAS         DA       D0209       NH/HH07          Revisions to MP LLF Class     DTN
0640    24.1    Upd MP LLF Class MPAS         DA
                                              (future) D0209       NH/HH07          Revisions to MP LLF Class     DTN
0650    24.1    Upd MP GSP Group DB           MPAS     none        DB02             Revisions to MP GSP Group     internal
0660    24.1    Upd MP GSP Group MPAS         SUP      D0171       SP29             Revisions to MP GSP Group     DTN 5
0670    24.1    Upd MP GSP Group MPAS         SUP
                                              (future) D0171       SP28             Revisions to MP GSP Group     DTN 5
0680    24.1    Upd MP GSP Group MPAS         DA       D0209       NH/HH06          Revisions to MP GSP Group     DTN
0690    24.1    Upd MP GSP Group MPAS         DA
                                              (future) D0209       NH/HH06          Revisions to MP GSP Group     DTN
0700    24.3    Appoint New DA   SUP          MPAS     D0205       SP02DA           Appointment                   DTN6
0710    24.4    Appoint New DA   MPAS         SUP      D0203       SP30             Rejection with Reason Code(s) DTN
0720    24.4    Appoint New DA   MPAS         SUP(next)D0213       SP24             DA Appointment (to next
                                                                                    Supplier, if existing, for
                                                                                    information)                  DTN
0730    24.4    Appoint New DA   MPAS         DA (od)  D0209       NH/HH01          Appointment End               DTN
0740    24.4    Appoint New DA   MPAS         DA (old)
                                              (future) D0209       NH/HH01          Appointment Cancellation      DTN
0750    24.4    Appoint New DA   MPAS         DA (new) D0209       NH/HH01          Appointment Start             DTN
0760    24.3    Appoint New DC   SUP          MPAS     D0205       SP02             DC Appointment                DTN
0770    24.4    Appoint New DC   MPAS         SUP      D0203       SP30             Rejection with Reason Code(s) DTN
0780    24.4    Appoint New DC   MPAS         SUP(next)D0213       S24              DC Appointment (to next
                                                                                    Supplier, if existing,
                                                                                    for information)              DTN
0790    24.4    Appoint New DC   MPAS         DA       D0209       NH/HH02          DC Appointment                DTN
0800    24.4    Appoint New DC   MPAS         DA
                                              (future) D0209       NH/HH02          DC Appointment                DTN
0810    24.3    Appoint New MO   SUP          MPAS     D0205       SP02             MO ppointmentDTN6
0820    24.4    Appoint New MO   MPAS         SUP      D0203       SP30             Rejection with Reason Code(s) DTN
0830    24.4    Appoint New MO   MPAS         SUP(next)D0213       SP24             MO Appointment
                                                                                    (to next Supplier,
                                                                                    if existing, for information) DTN
0840    24.3    Upd Measurement
                 Class           SUP          MPAS     D0205       SP02             Measurement Class             DTN
0850    24.4    Upd Measurement
                 Class           MPAS         SUP      D0203       SP30             Rejection with Reason Code(s) DTN
0860    24.4    Upd Measurement
                 Class           MPAS         SUP(next)D0213       SP24             Measurement Class (to next
                                                                                    Supplier, if existing,
                                                                                    for information)              DTN
0870    24.4    Upd Measurement
                 Class           MPAS         DA       D0209       NH/HH04          Revised Measurement Class     DTN
0880    24.4    Upd Measurement
                 Class           MPAS         DA
                                              (future) D0209       NH/HH04          Revised Measurement Class     DTN
0890    24.3    Upd Profile
                 Class/ SSC      SUP          MPAS     D0205       SP02             Profile Class/ SSC            DTN  6
0900    24.4    Upd Profile
                  Class/ SSC     MPAS         SUP      D0203       SP30             Rejection with Reason Code(s) DTN
0910    24.4    Upd Profile
                 Class/ SSC      MPAS         SUP(next)D0213       SP24             Profile Class/ SSC (to next
                                                                                    Supplier, if existing,
                                                                                    for information)              DTN
0920    24.4    Upd Profile
                 Class/ SSC      MPAS         DA       D0209       NH/HH03          Revised Profile Class/ SSC    DTN
0930    24.4    Upd Profile
                 Class/ SSC      MPAS         DA
                                              (future) D0209       NH/HH03          Revised Profile Class/ SSC    DTN
0940    24.3    Upd
                Energisation
                Status           SUP          MPAS     D0205       SP02             Energisation Status           DTN   6
0950    24.4    Upd Energisation
                Status           MPAS         SUP      D0203       SP30             Rejection with Reason Code(s) DTN
0960    24.4    Upd Energisation
                Status           MPAS         SUP(next)D0213       SP24             Energisation Status (to next
                                                                                    Supplier, if existing,
                                                                                    for information)              DTN
0970    24.4    Upd Energisation
                Status           MPAS         DA       D0209       NH/HH05          DA Appointment Start (if
                                                                                    initial Energisation)         DTN 7
0980    24.4    Upd Energisation
                Status           MPAS         DA       D0209       NH/HH05          Revised Energisation Status   DTN
0990    24.4    Upd Energisation
                Status           MPAS         DA
                                              (future) D0209       NH/HH05          Revised Energisation Status   DTN
1000    24.3    Upd Meter
                TSwitch Code     SUP          MPAS     D0205       SP02             Meter TSwitch Code            DTN6
1010    24.4    Upd Meter
                TSwitch Code     MPAS         SUP      D0203       SP30             Rejection with Reason Code(s) DTN
1020    24.4    Upd Meter
                TSwitch Code     MPAS         SUP(next)D0213       SP24             Meter TSwitch Code (to
                                                                                    next Supplier, if existing,
                                                                                    for information)              DTN
1029    24.5                     MDDM         MPAS     D0269       none             Update MD data
1030    24.5                     MDDM         MPAS     D0270       none             Update MD data
1040    25.1    SUP Resend
                  Request        SUP          MPAS     none        none             Resend Request                 manual
1050    25.2    SUP Resend
                  Request        MPAS         SUP      as per
                                                        original   as per
                                                                    original        Requested File Resent         DTN
1060    25.1    DA Resend
                  Request        DA            MPAS    none        none             Resend Request                manual
1070    25.2    DA Resend
                  Request        MPAS          DA      D0209       as per
                                                                    original        Requested File Resent         DTN
1080    25.2    DA Rejection     DA            SUP     D0023       none             Details of Failed Messages    DTN
1100    xxx     Customer/
                Supplier
                Query            MPAS          CUST    none        none             Request notification of MPAN  manual
1110    xxx     Customer/
                Supplier
                Query            MPAS          CUST    none        none             Supply Number + MP Details    post
1120    xxx     File
                Confirmation     MPAS          SUP     D172        SP90             Technical Confirmation of File
                                                                                    (sent on completion of processing
                                                                                    for every Supplier File)DTN

SCHEDULE 4
Accession Agreement

THIS AGREEMENT is made on [                     ] between:
(1)     [               ], a company incorporated under the laws of [
	] [( number [           ])] and having its [registered]
[principal] office at
[               ] (the "New Party"); and
(2)     [MEC] (the "Nominee") on behalf of all the parties to the Master
Registration Agreement referred to below.
WHEREAS:
(A)     The Host PESs named therein (1), the Suppliers named therein (2), the Pool Agent (3), Scottish Electricity Settlements Limited (4) and
MRASCO (5), have entered into an agreement ("Master
Registration Agreement") on [		].
(B)     The New Party has requested that it be admitted as a party in the capacity of [Host PES]/[Supplier]/[replacement for Pool
Agent]/[replacement for Scottish Electricity Settlements
Limited]pursuant to Clause 4 of the Master Registration Agreement and each of the parties hereby agrees to such admission.
NOW IT IS HEREBY AGREED as follows:
1.      Unless the context otherwise requires, words and expressions defined in the Master Registration Agreement shall bear the same meanings respectively when used herein.
2.      The Nominee (acting on behalf of each of the parties) hereby admits the New Party as an additional party under the Master Registration
Agreement on the terms and conditions hereof and with effect from
[insert effective date of admission].
3.      The New Party hereby accepts its admission as a party and
undertakes with the Nominee (acting on behalf of each of the parties) to perform and to be bound by the terms and conditions of the Master Registration Agreement as a party as from the [insert effective date of admission].
4.      For all purposes in connection with the Master Registration
Agreement the New Party shall as from the [insert effective date of admission] be treated as if it had been a signatory of the Master
Registration Agreement as a [Host PES]/[Supplier]/ [replacement for Pool Agent]/[replacement for Scottish Electricity Settlements
Limited]*, and as if this Agreement were part of the Master
Registration Agreement, and the rights and obligations of the parties shall be construed accordingly.
5.      This Agreement and the Master Registration Agreement shall be read and construed as one document and references in the Master
Registration Agreement to the Master Registration Agreement
(howsoever expressed) shall be read and construed as references to the Master Registration Agreement and this Agreement.
6.      This Agreement shall be governed by and construed in all respects in accordance with English law and the provisions of Clause 49 of the Master Registration Agreement shall apply hereto mutatis mutandis.
AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

[New Party]
By:

Notice details (Clause 46 of the Master Registration Agreement)

Address:
Facsimile Number:
Attention:
[Nominee]
(for and on behalf of each of the parties to the Master Registration
Agreement)
By:



*       Delete/complete as appropriate.

SCHEDULE 5
Supply Number Format

1. The Supply Number printed on Customers' bills and statements shall, subject to paragraph 3, or any direction from the Director, conform to the following requirements:
(a) it shall be printed in an appropriate size and colour at the foot or in the top right corner of the face of the bill or statement to ensure easy recognition by the customer;
(b) data items 1 to 3 and data items 4 to 6 of Schedule 2 shall be represented on separate lines;
(c) data items 1 to 3 of Schedule 2 shall be below data items 4 to 6 of Schedule 2;
(d)     both lines shall be preceded by a single capital S; and
(e) each data item containing more than one digit shall be presented in a separate block subject to a maximum of four digits in each block.
2. Each Supplier shall comply with the requirements of paragraph 1 by printing the Supply Number on customers' bills and statements in the format illustrated below (excluding annotations):

									Line
loss factor Class
					Meter/timeswitch        (LLF)/
Profile class                           code                    DUoS
Code


08123456236789
 0123 456


Distributor identifier                  Unique ref.
	Check digit				number (underlined				numbers)

3.      Each Supplier need not comply with the requirements of paragraphs
1 and 2 in any case or class of cases in which the Supplier has obtained the prior approval of the Director to the alternative format in which the Supply Number is to be represented.
4. Where a number of Supply Numbers need to be printed on one bill, each Supplier shall agree with the Director the appropriate format for printing such Supply Numbers on the bill.


SCHEDULE 6
Pool Requirements (England and Wales)
The parties acknowledge that the intellectual property rights in the
Statement of Requirements developed by the parties to the Pooling and
Settlement Agreement are owned by the Pool Members.
2.      CONDITIONS PRECEDENT
2.1     A Host PES shall not be obliged to provide Services using its
MPAS Registration System which require Certification until:
	2.1.1   the Host PES has become Accredited and its MPAS
Registration System has been Certified; and
2.2     The obligations on a Host PES to provide Services to a Supplier in relation to any particular Metering Point in its Authorised Area are subject to the Host PES having entered values for the data items
(other than data item 19) listed in Schedule 2 for that Metering
Point into its MPAS Registration System except where:
	2.2.1   the Metering Point is registered on ERS in which case the
Host PES shall ensure that data items 1 to 3, 9, 18 (in each case set to "N") and 19 in Schedule 2 have been entered for
that Metering Point; or
	2.2.2   the Metering Point at a particular time is a New Metering
Point, in which case the provisions of Clause 20.1 shall
apply.
11.     MPAS TECHNICAL CONSTRAINT
11.1    Each Host PES shall ensure that its MPAS Registration System enables only one Supplier to be Registered as responsible for supplying any Metering Point for a particular day.
11.2    Where a Host PES has become Accredited and its systems have been Certified, it shall ensure that:
	11.2.1  it uses Certified systems and processes to provide and maintain its MPAS; and
	11.2.2  any changes in its Certified systems and processes are made in accordance with Certified change procedures.
12.     ERS MIGRATION (England and Wales only)
12.1    Subject to Clauses 12.2 and 12.3, where a Host PES receives an application for Migration in an agreed electronic format, from the
Settlement System Administrator which it Accepts, it shall Migrate the relevant Metering Point and shall notify the Settlement System
Administrator, the relevant Supplier and Data Aggregator by 06:00 hours on the following Operational Working Day that such
Metering Point has Migrated.  Where the Host PES Rejects the
application to Migrate, the Host PES shall notify the Settlement
System Administrator by delivering such notification to that Host
PES's Gateway by 06:00 hours on the following Operational
Working Day that the application has been Rejected and all the reasons for the Rejection.
12.2    Up to the date notified to each Host PES pursuant to Clause 12.3 where:
	12.2.1  the relevant Host PES's MPAS Registration System is fully operational; and
	12.2.2  a business process has been developed pursuant to the terms of the Pooling and Settlement Agreement and accepted by
the relevant Host PES,
	that Host PES shall complete as many Migrations as would be
consistent with the efficient use of resources available to that Host
PES at that time.
12.3    From the date on which the parties are notified by the Pool Agent that the Pool Executive Committee has resolved, pursuant to
schedule 24 of the Pooling and Settlement Agreement, that the
Migration of Metering Points registered on ERS to a Host PES's
MPAS Registration System shall commence in respect of one or more Host PESs (such date to be no earlier than 1st October 1998), each Host PES to which such notification relates shall use its reasonable endeavours to complete as many applications for
Migration as possible but shall only be required to complete the first
100 applications for Migrations received by it on any Operational
Working Day where those applications are in an agreed electronic format.  Any extra applications for Migrations in excess of the first
100 requested in any Operational Working Day which are not
completed on that Operational Working Day shall be deemed to be received by it on the following Operational Working Day.
12.4    A Supplier registered on ERS for Related Metering Points shall use its reasonable endeavours to ensure that those Related Metering
Points are Migrated so that they have the same Supply Start Date.
13.     SERVICE AVAILABILITY
13.1    Each Host PES shall provide, operate and maintain its MPAS
Registration System in accordance with Good Industry Practice in
England and Wales and, subject to Clause 13.3, shall use its reasonable endeavours to ensure that staff are available between
09:00 hours and 18:00 hours on all Operational Working Days to receive requests pursuant to Clauses 17.4, 19, 20.12, 22.1, 23.1,
25.1 27.5 and 27.6 and to respond to queries from Suppliers in relation to the provision of Services.
13.2    Each Host PES shall use its reasonable endeavours to ensure that any planned suspensions in the operation of its MPAS Registration
System are scheduled so that there is the minimum amount of
disruption to the provision of MPAS. The relevant Host PES shall provide the relevant Suppliers and Data Aggregators with as much notice as possible of any planned suspension in the availability of its
MPAS Registration System.
13.3    In the event of any unplanned suspension in the operation of its
MPAS Registration System, the Host PES shall treat the
suspension as an emergency and shall implement its disaster
recovery procedures, approved as part of its Accreditation, within
48 hours of the start of the suspension.  The Host PES shall use its reasonable endeavours to make its MPAS Registration System
available again as quickly as possible.
13.4    Any failure of the Host PES to comply with the provisions of
Clauses 13.2 and 13.3 shall not relieve that Host PES from the application of the service levels referred to in Clause 14 except where such failure is due to a circumstance of Force Majeure in which case the provisions of Clause 36 or 45 shall apply.
14      SERVICE LEVELS AND LIQUIDATED DAMAGES
	Service Levels
14.1    Save as otherwise provided in this Agreement, each Host PES shall use its reasonable endeavours to ensure that notifications of any one type which it receives shall be processed in the order in which they were received.
14.2    Where a Host PES receives any notification pursuant to any of
Clauses 15.10, 15.14, 16.7, 16.9, 17.3, 20.5, 20.8, 20.10, 20.11,
21.1, 24.1, 24.3, 24.5 or the Objection Resolution Period has
elapsed under Clause 16.13, the Host PES shall notify the relevant persons listed in those Clauses, or for notifications received under
Clauses 21.1 and 24.3, the persons listed in Clauses 21.2 and 24.4 respectively (except for its Distribution Business) in the manner contained in Clause 14.3.
14.3    Each Host PES shall produce the notifications required under the
Clauses listed in Clause 14.2 in accordance with the requirement set out in Clause 28.2 in response to any notifications received by
18:00 hours on an Operational Working Day or in response to the elapsing of the Objection Resolution Period on a particular
Operational  Working Day ("Message Receipt Working Day")
and, subject to Clauses 14.4 and 14.5, shall operate its MPAS
Registration System with the intent to deliver the total number of such notifications ("Total Daily Processing") to its Gateway by
06:00 hours on the following Operational Working Day or as soon as reasonably practicable thereafter.
14.4    For the purposes of fulfilling its obligations in respect of the
Settlement Requirements, each Host PES shall ensure that:
	14.4.1  the Total Daily Processing will be processed and delivered to the Host PES's Gateway at a time not later than 06:00
hours on the first Operational Working Day following the
Message Receipt Working Day provided that the Host PES
shall not be in breach of this obligation if it fails to meet this target on not more than six Operational Working Days
during each Quarter;
	14.4.2  if the target in Clause 14.4.1 is not met, the Total Daily
Processing will be processed and delivered to the Host
PES's Gateway at a time not later than 06:00 hours on the
second Operational Working Day following the Message
Receipt Working Day provided that the Host PES shall not
be in breach of this obligation if it fails to meet this target on not more than one Operational Working Day during each
Quarter;
	14.4.3  if the target in Clause 14.4.2 is not met, the Total Daily
Processing will be processed and delivered to the Host
PES's Gateway at a time not later than 06:00 hours on the
third Operational Working Day following the Message
Receipt Working Day.
14.6    In order to determine whether the Host PES has fulfilled the requirements set out in each of Clauses 14.4 to 14.5, each Host
PES shall note the time on the Operational Working Day when the
Total Daily Processing is delivered to its Gateway in relation to the
Message Receipt Working Day relevant to that Total Daily
Processing.
14.7    Each Host PES shall measure its performance against the
requirements set out in Clauses 14.4 and 14.5 over each Quarter provided that where a Host PES breaches the requirements in
Clauses 14.5.3 and 14.5.4, the breach shall be deemed to have occurred in the Quarter in which the second Operational Working
Day following the Message Receipt Working Day occurred.
14.8    Each Host PES agrees that it is their long term objective to achieve a service level ensuring the processing and delivery of the Total
Daily Processing by 06:00 hours on the first Operational Working
Day following the Message Receipt Working Day.
Pool/SESL Liquidated Damages
14.9    Where the number of occasions in any Quarter that a Host PES fails to deliver the Total Daily Processing to its Gateway within the timescales indicated in Clauses 14.4.1 to 14.4.3 exceeds the number of allowable failures indicated in those Clauses, that Host PES if in
England or Wales shall pay the Pool Agent and, if in Scotland shall pay SESL (POUND)125 for each such extra occasion on which it has failed to deliver the Total Daily Processing to its Gateway, provided that the Host PES shall have no liability to make such payment for any failures which occur before the date which is 15 consecutive weeks following commencement of Controlled Market Start-Up in its
Authorised Area or such longer period as MEC may determine in accordance with Clause 14.13.
Data Transfer Service Escalation
14.12   Where a Host PES receives a notification from the Data Transfer
Network indicating that a Message sent by that Host PES pursuant to the terms of this Agreement has not been received by the
relevant Supplier or Data Aggregator, the Host PES shall contact the Supplier or Data Aggregator as soon as reasonably practicable.
The Host PES and relevant Supplier or Data Aggregator shall
utilise the Problem Management Procedures under the Data
Transfer Service Agreement which may require the Host PES to
Resend the original Message.
Review
14.15   MEC shall conduct a formal review, to be started no earlier than 12 months or as MEC otherwise decides and completed no later than
15 months, after the start of Controlled Market Start-Up for the
Host PES that is the first Host PES to commence Controlled
Market Start-Up.
14.17   Each party agrees to provide MEC with all reasonable information that MEC may require for the purposes of carrying out its review pursuant to this Clause 14.  This may include information relating to the level of market activity, the average number of Messages within the Total Daily Processing, the average composition of a
Total Daily Processing and information to verify the assumptions set out in Clause 14.16 and how the values ascribed to such
assumptions may have changed since the date of this Agreement.
14.18   Nothing in this Clause shall be construed as restricting the scope of
MEC's review pursuant to Clause 14.15.  In particular, MEC shall consider whether there is a need for further reviews to be carried out by it after the conclusion of its review pursuant to this Clause
14.
14.19   MEC shall copy the results of its review to all parties as soon as reasonably practicable following the conclusion of its review.  Any changes to this Agreement that MEC reasonably considers should be made as a result of the review shall be treated as a change request and the procedures set out in Clause 9 shall be followed.
15      PROCEDURE FOR APPLICATION FOR REGISTRATION
BY A SUPPLIER
15.1    Subject to Clause 3.2, a Supplier that has entered into a contract to supply or receive electricity through or from a Metering Point, under which supply or receipt is to commence on or after the date specified by the Director in relation to the Premises associated with that Metering Point as referred to in Clause 3.2 or is supplying or is to supply from any such Metering Point under a tariff arrangement on or after that date, shall apply to the Host PES whose MPAS
Registration System has the Metering Point recorded on it, for
Registration in respect of that Metering Point, pursuant to the provisions of this Clause 15 or Clause 20, as appropriate except where that Supplier is already Registered in relation to that
Metering Point or where that Metering Point is registered on ERS.
15.6    A Valid Application for Registration for the purposes of this Clause
15 is one that:
	15.6.1  contains values that the Supplier has identified as
representing data items 1, 2, 3, 8 and 10 of Schedule 2 for
the Metering Point against which it wishes to Register
which are Accepted on the MPAS Registration System;
	15.6.2  is received by the relevant Host PES no later than the last
Operational Working Day before the Supply Start Date
included in the Supplier's application under Clause 15.6.1
and no more than 28 days in advance of that date.
15.10   Where a Host PES receives a Valid Application for Registration from a Supplier in relation to a Metering Point, it shall Register that
Supplier and shall notify that Supplier (the "New Supplier"), the
New Supplier's Data Aggregator, the Old Supplier, the Old
Supplier's Data Aggregator, any Data Aggregator the Old Supplier
may have appointed for a future date, and the relevant Distribution
Business for that Metering Point that the Supplier has been
Registered.  Subject to Clauses 16.8 and 16.13, the New Supplier
shall be deemed responsible for the supply of electricity through the relevant Metering Point from 00:00 hours on the Supply Start Date.
Subject to Clauses 16.8 and 16.13, the Old Supplier shall cease to be responsible for the supply of electricity through the relevant
Metering Point from 00:00 hours on the Supply Start Date.
15.11   Subject to Clauses 15.2 and 15.3, the New Supplier shall use its reasonable endeavours to submit a Valid Application for
Registration to the Host PES as far in advance of the Supply Start
Date as reasonably possible taking into account the restrictions set out in Clause 15.6.2.  The relevant Host PES shall not be
responsible for ensuring that the New Supplier complies with the requirements of this Clause 15.11.
15.12   The New Supplier shall use its reasonable endeavours not to commence supplying electricity through any Metering Point or make any material changes to that Metering Point until it has received from the relevant Host PES a notice confirming its
Registration in respect of the relevant Metering Point or (if later)
the Supply Start Date specified in the New Supplier's Application for Registration.  The relevant Host PES shall not be responsible for ensuring that the New Supplier complies with the requirements of this Clause 15.12.  Where the New Supplier is unable to comply with the provisions of this Clause 15.12 due to the relevant Host
PES's failure to send out a notice confirming its Registration within the timescales indicated in Clause 14.4 or 14.5, that New Supplier shall be deemed not to be in breach of the obligation set out in this
Clause 15.12.
15.13   Where an Old Supplier makes a change to one of the data items for which it is stated to be responsible in Schedule 2, in relation to a
Metering Point, and its Message to the relevant Host PES is
Rejected and the reason for such Rejection is stated to be the New
Supplier's Registration, the Old Supplier shall contact the New
Supplier as soon as possible and inform it of the change, using the contact notice facility provided under Clause 17, if necessary.
15.14   Where a Host PES receives an Application for Registration from a
Supplier which is not a Valid Application for Registration, it shall
Reject the Application for Registration and shall notify the Supplier that such application has been Rejected, setting out all the reasons for the Rejection.  Notwithstanding Clause 15.6.2, the MPAS
Registration Systems of some Host PESs may not Reject an
otherwise Valid Application for Registration even though the
Application for Registration is received after the date that is the last
Operational Working Day before the Supply Start Date included in the Supplier's Application for Registration.
16      PROCEDURE FOR OBJECTION BY OLD SUPPLIER
16.1    An Old Supplier may issue an objection ("Notice of Objection") to the relevant Host PES in relation to an Application for Registration of which it has been notified pursuant to Clause 15.10 where:
	16.1.1  subject to Clause 16.2, the Application for Registration is in
relation to a Metering Point which is associated with
Designated Premises at which the Customer is being
supplied by the Old Supplier under a contract that will
neither expire nor (to the Old Supplier's knowledge) be
terminated by the New Supplier's Supply Start Date notified
to the Old Supplier pursuant to Clause 15.10; or
	16.1.2  subject to Clause 16.2, the Application for Registration is in
relation to a Metering Point which is associated with
Domestic Premises where charges for electricity supplied to
the Customer (at any such Domestic Premises), having been
demanded in writing by the Old Supplier, prior to the notice of termination being given remain owing to the Old Supplier
more than 28 days after that demand was made; or
	16.1.3  the Application for Registration for the relevant Metering
Point is received by the Host PES either before the Director has made a direction in respect of the Premises with which
the Metering Point is associated, pursuant to Condition 3 of the New Supplier's Second Tier Supply Licence, or prior to
such date as is specified in that direction.
	16.1.4  the New Supplier has contacted the Old Supplier and both
Suppliers have agreed that the New Supplier's Registration
has been made in error; or
	16.1.5  the Application for Registration relates to a Metering Point which is a Related Metering Point and the relevant New
Supplier has not applied to Register all the relevant Related
Metering Points on the same Operational Working Day for
the same Supply Start Date:
	Each ground of objection in Clauses 16.1.1 to 16.1.5 shall be treated as separate and independent from each of the other grounds of objection in those Clauses.
16.2    The Old Supplier may not issue an objection to the New Supplier's
Application for Registration on the grounds indicated in Clauses
16.1.1 and 16.1.2 if the Host PES's notice to it in Clause 15.10 indicates that data item 7 in Schedule 2 for the Metering Point in the New Supplier's Application for Registration has been set to "T"
("True") unless it has reasonable grounds for believing that information to be inaccurate.
16.3    A Notice of Objection that complies with the requirements of
Clauses 16.1 and 16.2 shall be a Valid Notice of Objection ("Valid
Notice of Objection").
16.4    The relevant Host PES shall not be responsible for checking that any Notice of Objection that it receives is a Valid Notice of
Objection.
16.5    Where an Old Supplier wishes to issue a Notice of Objection to the relevant Host PES in relation to an Application for Registration of which it has been notified pursuant to Clause 15.10 it shall issue such notice to the relevant Host PES so that it is received by the
Host PES within the Objection Raising Period.
16.6    Where the Old Supplier gives a Notice of Objection it shall, at the same time, send notification to its Customer at the Premises of the grounds for that objection and of how the Customer may dispute or resolve such grounds.
16.7    Where the relevant Host PES receives and Accepts a Notice of
Objection in respect of a New Supplier's Registration within the
Objection Raising Period, the Host PES shall record such notice and shall notify the Old Supplier and New Supplier, the Old
Supplier's Data Aggregator any Data Aggregator the Old Supplier
may have appointed for a future date, the New Supplier's Data
Aggregator, any Data Aggregator the New Supplier may have
appointed for a future date and, where necessary, the relevant
Distribution Business that such Notice of Objection has been received and Accepted.  All data items relating to the New
Supplier's Registration, including any changes to data items that a
New Supplier has made pursuant to Clause 24.2, shall be removed.
The Old Supplier shall be notified of all changes to data items made by the New Supplier pursuant to Clause 24.2, or made by the
Distribution Business pursuant to Clause 24.1 which were entered on or after the Operational Working Day on which the New
Supplier's Registration was Accepted, and which have an effective date which is not later than the Operational Working Day on which the Notice of Objection is Accepted.  Such notification shall exclude any items which were provided by the Old Supplier. The
New Supplier shall not be able to make any changes to data items
4, 5, 7, 11 to 14, 16 or 17 in Schedule 2 for the relevant Metering
Point after the Old Supplier's Notice of Objection is lodged unless and until the Notice of Objection is removed by the Host PES in accordance with Clause 16.9.  Where the relevant Notice of
Objection is not Accepted or has not been received within the
Objection Raising Period, the relevant Host PES shall Reject such
Notice of Objection and shall notify the Old Supplier that it has
Rejected its Notice of Objection and all the reasons for the
Rejection.  Where the Old Supplier's Notice of Objection has been
Rejected the Old Supplier may re-submit a Notice of Objection within the Objection Raising Period.
16.8    Where the Host PES records a Notice of Objection in accordance with Clause 16.7 it shall note within its MPAS Registration System that the Registration of the New Supplier in relation to the relevant
Metering Point has been objected to and the responsibility for supplying that Metering Point shall revert to or remain with the Old
Supplier, as relevant, such that the New Supplier's Registration shall be deemed not to have taken place.
16.9    The Old Supplier may withdraw any Notice of Objection that has been Accepted by the Host PES within the Objection Resolution
Period and shall do so where the grounds for its objection have been resolved within the Objection Resolution Period.  Where the
Old Supplier withdraws a Notice of Objection pursuant to this
Clause 16.9 it may not re-submit a Notice of Objection in respect of the same Application for Registration pursuant to Clause 16.5.
Where the Host PES Accepts the Old Supplier's withdrawal of its
Notice of Objection the Host PES shall remove the Notice of
Objection and shall notify the Old Supplier, the New Supplier, the
Old Supplier's Data Aggregator, any Data Aggregator the Old
Supplier may have appointed for a future date, the New Supplier's
Data Aggregator, any Data Aggregator the New Supplier may have appointed for a future date and, where necessary, the relevant
Distribution Business of the removal of the Notice of Objection.
Where the Old Supplier has made any changes to the data items pursuant to Clause 24.2, or the Distribution Business has made any changes to data items pursuant to Clause 24.1, which were entered on or after the Operational Working Day on which the Notice of
Objection was Accepted, and such changes have an effective date which is not later than the Operational Working Day on which the
Notice of Objection is withdrawn, during the Objection Resolution
Period, the Host PES shall notify the New Supplier that such changes were made.  The data items relevant to the New Supplier's
Registration shall be included in the notification to the New
Supplier.  Where the relevant Host PES does not Accept the Old
Supplier's request to withdraw its Notice of Objection it shall
Reject such application and shall notify the Old Supplier that its application to withdraw its Notice of Objection has been Rejected and give reasons.
16.10   Where the Old Supplier withdraws a Notice of Objection or where the grounds of objection are later resolved, it shall notify the
Customer at the relevant Premises as soon as is reasonably
practicable.
16.11   The relevant Host PES shall not be responsible for checking whether the grounds for objection in the Old Supplier's Notice of
Objection have been resolved within the Objection Resolution
Period, where the Old Supplier indicates that they have been, in its notice submitted pursuant to Clause 16.9.
16.12   Where the Host PES removes a Notice of Objection in accordance with Clause 16.9, it shall restore the Registration of the relevant
New Supplier, who shall be deemed to be responsible for the supply of electricity through the relevant Metering Point from the Supply
Start Date included in its Valid Application for Registration.  If the
Old Supplier made any changes to data items pursuant to Clause
24.2 during the Objection Resolution Period which were to be effective from a date on or after the New Supplier's Start Date, such changes shall be deemed not to have been made.  If the New
Supplier made any changes to data items pursuant to Clause 24.2 before the Host PES recorded the Old Supplier's Notice of
Objection those changes shall be re-instated on the MPAS
Registration System to be effective from the dates originally specified in the New Supplier's application.
16.13   Where a Notice of Objection is not withdrawn or the request to withdraw has been Rejected within the Objection Resolution
Period, the relevant Host PES shall inform the Old Supplier and the
New Supplier that the Objection Resolution Period has expired and the Old Supplier shall retain responsibility for the Metering Point.
17.     CONTACT NOTICE FACILITY
17.1    After the period of Controlled Market Start-Up for the relevant
Host PES where either:
	17.1.1  the Old or New Supplier in relation to the current or pending Registration for a particular Metering Point
reasonably believes that the New Supplier has been
erroneously Registered for that particular Metering Point;
or
	17.1.2  the Old Supplier in relation to the current Registration wishes to assign to the New Supplier a debt owing to it by a
Customer at Domestic Premises pursuant to Condition 40
of the Old Supplier's PES Licence in England and Wales or
Condition 35 of Part V of the Old Supplier's PES Licence in
Scotland or Condition 48 of the Old Supplier's Second Tier
Supply Licence in England and Wales or Condition 49 of
the Old Supplier's Second Tier Supply Licence in Scotland,
as the case may be;
	17.1.3  the Old or New Supplier in relation to the current or pending Registration reasonably believes that the New
Supplier applied to register a Metering Point which is a
Related Metering Point without applying to Register all the
relevant Related Metering Points at the same time; or
	17.1.4  the Old Supplier is obliged to contact the New Supplier pursuant to Clause 15.13,
the relevant Supplier shall contact the relevant Host PES to request the identity of the other Supplier using either the Data Transfer
Network if the Host PES can receive a request on the Data
Transfer Network for the provision of such service or otherwise by facsimile sent to that Host PES's MPAS management facsimile
number.
17.2    Where, during or after Controlled Market Start-Up, a Host PES who has been unable to receive Messages on the Data Transfer
Network for the provision of the Service requested under Clause
17.1 subsequently becomes able to do so, that Host PES shall notify all Suppliers Registered on its MPAS Registration System of
that fact.
17.3    Where the Host PES can receive a Message on the Data Transfer
Network for the provision of the Service requested under Clause
17.1, the Host PES shall provide both the Suppliers with the other's identity.  Where the Host PES Rejects the Message it shall notify the Supplier of its Rejection and all the reasons for so doing.
17.4    Where the Host PES cannot receive a Message on the Data
Transfer Network, (otherwise than as a result of a failure of the
Data Transfer Network) for the provision of the Service requested under Clause 17.1 and the Host PES receives the Supplier's manual request pursuant to Clause 17.1 by 15:00 hours on an Operational
Working Day, it shall provide both the Suppliers with the other's identity by 06:00 hours on the following Operational Working Day provided that where the total number of manual requests received pursuant to Clause 17.1 to be responded to by that Host PES
would otherwise exceed 50 in any Operational Working Day the
Host PES shall use its reasonable endeavours to provide as many responses as possible but shall only be required to provide the first
50 responses requested on that Operational Working Day.  Such responses shall be provided in the following manner:
	17.4.1  a maximum of 5 responses per Supplier or Data
Aggregator, allocated in the order in which those requests
are received; and
	17.4.2  where Clause 17.4.1 has been complied with, any extra requests which have been received shall be provided in the
order in which they were received.
Any extra requests in excess of 50 requested in any Operational
Working Day or any received after 15:00 hours on an Operational
Working Day in relation to which the Host PES has not provided responses shall be deemed to have been requested at the start of the following Operational Working Day.
17.5    Each Host PES shall offer the Services pursuant to Clause 17.1 and
17.3 during the period of Controlled Market Start-Up for that Host
PES where it does not automatically notify each Supplier of the other relevant Supplier's identity pursuant to the procedures contained in Clauses 15 and 16.  The Host PES shall cease to automatically notify each Supplier of the other relevant Supplier's identity after the end of Controlled Market Start-Up for that Host
PES.
17.6    The relevant Host PES shall not be required to check the validity of any request made in accordance with Clause 17.1 except to check that the Supplier requesting the information is the New or Old
Supplier in relation to the relevant Metering Point in relation to the relevant Registration.
18.     ERROR RECTIFICATION
18.1    Each Supplier shall use its reasonable endeavours to check any notice it receives from a Host PES pursuant to Clause 15 for errors and in particular where it is a New Supplier to check data item 5 of
Schedule 2 for the relevant Metering Point.  Where data item 5 of
Schedule 2 for a Metering Point indicates that the Metering Point is a Related Metering Point, the New Supplier shall use its reasonable endeavours to ensure that all other relevant Related Metering
Points are Registered at the same time either in accordance with
Clause 15 or this Clause 18.
18.2    Where an Old Supplier has raised an objection pursuant to Clause
16.1.5, the Old Supplier for a particular Metering Point shall, on request by a New Supplier as soon as reasonably practical, notify that New Supplier of all Related Metering Points for that Metering
Point for which the Old Supplier is or has been Registered.
18.3    Where the Old Supplier for a particular Metering Point reasonably believes that the New Supplier has either erroneously Registered for a particular Metering Point or has Registered for a Related
Metering Point without registering all other relevant Related
Metering Points it shall either:
	18.3.1  raise an objection if it may pursuant to Clause 16.1 within the time limits set out in Clause 16; or
	18.3.2  contact the New Supplier as soon as possible using the facility provided under Clause 17, if necessary.
Where the Old Supplier raises an objection pursuant to Clause
18.3.1 it may also contact the New Supplier using the facility under
Clause 17 if necessary.
18.4    Where the New Supplier for a particular Metering Point reasonably believes that it has either erroneously Registered for that Metering
Point or has Registered for a Related Metering Point without registering all other relevant Related Metering Points it shall either:
	18.4.1  where it has Registered a Related Metering Point without its associated Related Metering Point(s) and the Old Supplier
has not objected to its original registration apply for
Registration for the relevant Related Metering Point(s) as
soon as reasonably practicable.  Where the Supplier makes
such an application but does not apply in sufficient time to ensure that it receives confirmation from the Host PES
before it commences supplying electricity through the
relevant Related Metering Points it shall contact the Old
Supplier as soon as possible using the facility provided
under Clause 17, if necessary; or
	18.4.2  contact the Old Supplier as soon as possible using the facility provided under Clause 17, if necessary.
18.5    Where either the relevant Old Supplier or New Supplier contacts the other pursuant to Clause 18.3 or 18.4, these Suppliers shall agree the appropriate method for rectifying the error or registering all other relevant Related Metering Points.  This may include:
	18.5.1  the Old Supplier objecting to the New Supplier's application under Clause 16 within the time limits set out in Clause 16;
or
	18.5.2  the Old Supplier withdrawing its objection; or
	18.5.3  the New Supplier Registering all relevant Related Metering
Points before it commences supplying electricity through the
Related Metering Point(s) and if necessary the Old Supplier
removing its objection under Clause 16 within the time
limits set out in Clause 16; or
	18.5.4  the Old Supplier applying for Registration in relation to the
Metering Point where the New Supplier has registered the
relevant Metering Point in error; or
	18.5.5  the New Supplier applying for Registration in relation to the other associated Related Metering Points after the time
period indicated in Clause 18.5.3.
18.6    The Suppliers shall, as soon as reasonably practicable, settle any costs incurred as a result of implementing any methods to correct errors or as a result of those errors including those outlined in
Clause 18.5 between them including any settlement costs that are incorrectly allocated to the Suppliers and any costs incurred as a result of registering any relevant Related Metering Points at a later time to the associated Related Metering Points.
19.1    RETROSPECTIVE AMENDMENT OF MPAS
REGISTRATION SYSTEM
19.1    Subject to Clause 19.2 and where the procedures detailed in Clause
18 cannot be used, the Old Supplier and New Supplier may request the relevant Host PES to amend the MPAS Registration System
manually to rectify an erroneous Registration.   The Host PES shall,
where the Host PES has received a joint written confirmation from the Old Supplier and the New Supplier agreeing to the amendment to the MPAS Registration System and any associated charges,
undertake the manual amendment in the limited circumstances set out in guidelines established by MEC, at a charge to be agreed
between the relevant Host PES and the relevant Suppliers.   Such
guidelines shall be established by MEC in consultation with all parties as soon as practicable after the date of this Agreement.
19.2    The parties agree to instruct MEC, as soon as reasonably
practicable after the date of this Agreement, to review the Services to establish what changes would be required to introduce an
electronic retrospective amendment facility and whether, in the light of all relevant facts and circumstances, such a facility should be introduced and if so, when and what that facility should be.  The facts and circumstances to be considered by MEC shall include:
	19.2.1  the results of any impact assessment which MEC has
requested any Host PES to carry out on its MPAS
Registration System;
	19.2.2  what situations could give rise to the requirements to amend the MPAS Registration Systems retrospectively;
	19.2.3  whether the procedures set out in Clause 18 in practice provide adequate solutions to the situations outlined under
Clause 19.2.2;
	19.2.4  what effect any enhanced functionality, if needed, would have on any interfacing systems and what corresponding
changes would be required to those systems if any enhanced
functionality to the MPAS Registration Systems were to be
introduced;
	19.2.5  what effect any enhanced functionality, if needed, would have on Accreditation requirements;
	19.2.6  the funding and charging implications of any enhanced functionality, if needed; and
	19.2.7  the appropriate allocation of liability arising from the implementation of the enhanced functionality, if needed.
19.3    Where as a result of the review carried out pursuant to Clause 19.2,
MEC decide that enhanced functionality is required they shall notify the Host PES and indicate an appropriate timescale for the
introduction of the enhanced functionality into the Host PES MPAS
Registration Systems.  Each Host PES shall implement such
enhanced functionality in accordance with the timescale set out by
MEC.
19.4    Prior to any enhanced functionality being introduced into the Host
PES MPAS Registration Systems in accordance with Clause 19.3,
MEC shall develop procedures specifying when and how the parties can amend retrospectively the MPAS Registration Systems.  Such procedures shall apply instead of Clause 19.1 in respect of each
Host PES from the date that each Host PES has implemented
successfully the enhanced functionality into its MPAS Registration
System.
20      NEW CONNECTIONS, NEW METERING POINTS AND
REGISTRATION OF NEW SUPPLY NUMBERS
20.1    Where a Host PES's Distribution Business:
	20.1.1  creates a new connection to Premises from its Distribution
System (a "New Connection") and hence creates a new
Metering Point; or
	20.1.2  in circumstances other than those set out in Clause 20.1.1, agrees with a Supplier that a new Metering Point should be
created; or
	20.1.3  decides to enter a new Metering Point onto its MPAS
Registration System,
(in each circumstance a "New Metering Point")
it shall ensure that a Skeleton Record for the new Metering Point is entered on its MPAS Registration System, in the case of Clause
20.1.1 no later than the end of the second Operational Working
Day following completion of the works associated with the New
Connection and in the case of Clauses 20.1.2 or 20.1.3 no later than the end of the second Operational Working Day following its
agreement with the Supplier or its decision to enter a new Metering
Point.
20.2    A Valid Application for Registration in relation to a New Metering
Point is one that:
	20.2.1  contains values that the Supplier has identified as
representing data items 1 to 3, 8 and 10 of Schedule 2 for
the New Metering Point against which it wishes to Register
which are Accepted on the relevant MPAS Registration
System;
	20.2.2  is received by the relevant Host PES no later than the last
Operational Working Day before the Supply Start Date
included in the Supplier's application under Clause 20.2.1
and no more than 28 days in advance of that date; and
	20.2.3  relates to a New Metering Point that has a Skeleton Record entered for it in the relevant Host PES's MPAS Registration
System.
20.4    The Supplier may also include in its Application for Registration for a New Metering Point the values for other data items that are the
Supplier's responsibility in Schedule 2 for that New Metering Point.
However, if the Supplier includes the Energisation Status in its
Message and all the other data items that are the Supplier's responsibility under Schedule 2 have not been included or data item
6 in Schedule 2 for that New Metering Point is not included in the
Skeleton Record, the Host PES shall Reject the Message and shall inform the Supplier that such Message has been Rejected together with all the reasons for its Rejection.  Each Host PES may also
Reject an Application for Registration which contains values for other data items in the MPAD for the relevant New Metering Point if they are not provided in the combinations required under that
Host PES's Validation Procedures.
20.5    Where the Host PES receives a Valid Application for Registration from a Supplier in relation to a New Metering Point which it does not Reject in accordance with Clause 20.4, it shall Register the
Supplier and shall notify the Supplier and, where data item 14 has a value other than null and, where such persons are identified in respect of the New Metering Point the Data Aggregator that the
Supplier has been Registered for that New Metering Point. The
Supplier shall be deemed responsible for the supply of electricity through the relevant New Metering Point from the Supply Start
Date included in its Valid Application for Registration.
20.7    The Supplier shall use its reasonable endeavours not to commence supplying electricity through any Metering Point until it has received from the relevant Host PES a notice confirming its
Registration in respect of the relevant Metering Point or (if later)
the Supply Start Date specified in the Supplier's Application for
Registration.  The relevant Host PES shall not be responsible for ensuring that the Supplier complies with the requirements of this
Clause 20.7.  Where the Supplier is unable to comply with the provisions of this Clause 20.7 due to the relevant Host PES's failure to send out a notice confirming its Registration within the timescale indicated in Clause 14.3, that Supplier shall be deemed not to be in breach of the obligation set out in this Clause 20.7.
20.8    Where a Host PES receives an Application for Registration for a
New Metering Point from a Supplier which is not a Valid
Application for Registration, it shall Reject the Application for
Registration and shall notify the Supplier that the application has been Rejected together with all the reasons for its Rejection.
Notwithstanding Clause 20.2.2, the MPAS Registration Systems of
some Host PESs may not Reject an otherwise  Valid Application for Registration if the Application for Registration is received after the date that is the last Operational Working Day before the Supply
Start Date included in the Supplier's Application for Registration.
20.10   The Supplier shall notify the Host PES as soon as reasonably practical of the other data items for which the Supplier is identified as being responsible in Schedule 2, where it has not already done so pursuant to Clause 20.4.  Such data items may be provided at the same time or at different times provided that where the relevant
Host PES's Validation Procedures require such data items to be provided in particular combinations, the Supplier shall provide such combinations of data items at the same time.  On each occasion that the Supplier provides such information and the Host PES Accepts such information it shall confirm its Acceptance to the Supplier and, where data item 14 has a value other than null, where such person is identified in respect of the New Metering Point, the Supplier's
Data Aggregator.  Where the information is not Accepted, the Host
PES shall Reject such information and shall inform the Supplier that the Message has been Rejected together with all the reasons for its
Rejection.
21      DE-REGISTRATION OF SUPPLY NUMBERS
21.1    Where a Host PES receives a De-Registration Notice from its
Distribution Business and such notification is Accepted on the Host
PES's MPAS Registration System, the Host PES shall note on its
MPAS Registration System that no further Registrations can be made in respect of the relevant Metering Point.  Where the Host
PES does not Accept the Message, it shall Reject the Message and shall inform its Distribution Business that the Message has been
Rejected and all the reasons for such Rejection.
21.2    The Host PES shall send the Supplier that is Registered in respect of that Metering Point at the date included in the De-Registration
Notice sent under Clause 21.1 and that Supplier's Data Aggregator and any Data Aggregator that the Supplier may have appointed for a future date and, if relevant, any New Supplier that has sent a
Valid Application for Registration in respect of the Metering Point for a Supply Start Date after that date together with that New
Supplier's Data Aggregator a Message stating that the Host PES has noted that no further Registrations may be made against the relevant Metering Point, and that from the date that the Metering
Point is De-Registered, the Supplier shall no longer be liable for supply to that Metering Point
21.3    Each Host PES shall ensure that any record of any details relating to a Metering Point shall not be removed from its MPAS
Registration System into archiving until at least 2 years after the date of receipt of the De-Registration Notice received pursuant to
Clause 21.1, but such Metering Point shall not be included in any reports provided by the Host PES pursuant to Clause 27 after receipt of the De-Registration Notice.
22      FULL REFRESH
Procedure for Full Refreshes to Suppliers and Data
Aggregators
22.1    A Supplier or Data Aggregator may request a Full Refresh from a
Host PES.  The Supplier or Data Aggregator shall provide any such request using a mode of communication permitted under Clause 46.
22.2    Where the Host PES receives the Supplier's or Data Aggregator's request under Clause 22.1, it shall respond within 1 Operational
Working Day of receipt of such request sent pursuant to Clause
22.1, indicating  a scheduled date for the delivery of the Full
Refresh.  A Host PES shall be required to provide such Full Refresh within 15 Operational Working Days of receipt of that request, provided that where more than 3 requests are received within a 5
Operational Working Day period, the Host PES shall use its
reasonable endeavours to provide as many Full Refreshes as
possible, but shall only be required to provide Full Refreshes in response to the first 3 requests received during that 5 Operational
Working Day period within 15 Operational Working Days of the request.  Any further requests received during that 5 Operational
Working Day period shall be deemed to have been received on the fifth Operational Working Day after the Operational Working Day on which the first request was received.  Where the request for a
Full Refresh is Rejected, the Host PES shall, within 1 Operational
Working Day, inform the relevant Supplier or Data Aggregator that the request has been Rejected together with all the reasons for that
Rejection.
22.3    The relevant Host PES shall send the Full Refresh requested pursuant to Clause 22.1 to the relevant Supplier or Data
Aggregator on a CD ROM or by another electronic method agreed between the Host PES and Supplier or Data Aggregator, as
appropriate, so that it is deemed to be received by the relevant
Supplier or Data Aggregator by the scheduled date for delivery indicated in Clause 22.2.
23.     SELECTIVE REFRESHES
Procedure for Selective Refreshes to Suppliers and Data
Aggregators
23.1    Where a Supplier or Data Aggregator requires a Selective Refresh of data from a Host PES, it shall submit a request for a Selective
Refresh to the relevant Host PES.  The Supplier or Data
Aggregator shall provide such request using a mode of
communication permitted under Clause 46.
23.2    Where the Host PES receives the Supplier's or Data Aggregator's request pursuant to Clause 23.1 by 15:00 hours on an Operational
Working Day , it shall provide the Supplier or Data Aggregator with the Selective Refresh by 06:00 hours on the following
Operational Working Day, provided that where the total number of
Selective Refreshes to be provided by that Host PES would
otherwise exceed 50 in any Operational Working Day, the Host
PES shall use its reasonable endeavours to provide as many
Selective Refreshes as possible but shall only be required to provide
50 Selective Refreshes requested on that Operational Working Day.
Such Selective Refreshes shall be provided in the following manner:
23.2.1  a maximum of 5 Selective Refreshes per Supplier or Data
Aggregator, allocated in the order in which those requests
are received; and
23.2.2  where Clause 23.2.1 has been complied with, any extra requests which have been received shall be provided in the
order in which they were received.
Any extra Selective Refreshes in excess of 50 requested in any
Operational Working Day or any received after 15:00 hours on an
Operational Working Day in relation to which the Host PES has not provided responses shall be deemed to have been requested at the start of the following Operational Working Day.  Where the request for a Selective Refresh is Rejected, the Host PES shall, within 1 Operational Working Day, inform the relevant Supplier or
Data Aggregator that the request has been Rejected together with all the reasons for that Rejection.
24.     CHANGES AND CONFIRMATIONS OF DATA
Procedure for changes to data items for which the Host PES is responsible
24.1    Where a Host PES is notified by its Distribution Business of any changes to data items for which it is stated to be responsible as
Host PES in Schedule 2 (and any corresponding dates from which those changes will be effective) in respect of any Metering Points that are Registered on the Host PES's MPAS Registration System
and such notice is Accepted on the Host PES's MPAS Registration
System, the Host PES shall update its MPAS Registration System with the information within 1 Operational Working Days of
receiving such notification, and, after updating its MPAS
Registration System, shall notify the Supplier that is Registered for the affected Metering Point(s) and that Supplier's Data Aggregator
(apart from where the change relates to data item 9 in Schedule 2)
and, if relevant, any New Supplier that has sent a Valid Application for Registration in respect of the Metering Point for a Supply Start
Date after the date of amendment together with that New
Supplier's Data Aggregator (apart from where the change relates to data item 9 in Schedule 2) of such changes.  The Host PES shall acknowledge to its Distribution Business that such change has taken place.  Where the Host PES Rejects such changes it shall notify its Distribution Business that such changes have been
Rejected and all the reasons for that Rejection.
Procedure for changes to data items for which Supplier is
responsible
24.2    Subject to Clause 16.7, a Supplier may only provide changes to data items for which it is stated to be responsible in Schedule 2
(apart from data item 10) for any Metering Point from the date that the Host PES Registers a Valid Application for Registration for
that Supplier in relation to that Metering Point, such changes to take effect from the later of the Supply Start Date for that Supplier or the date from which such change is to take effect.
24.3    The Supplier shall notify the Host PES of any changes to data items
(and any corresponding dates from which those changes will be effective) for which it is stated to be responsible in Schedule 2
(other than data items 7, 8 and 10) in respect of Metering Points for which it is Registered on the Host PES's MPAS Registration
System within 5 Operational Working Days of such changes taking effect, or becoming aware that such changes  are required
whichever is the later.  The Host PES validation rules shall not prevent the Supplier changing data items for which it is responsible
(other than data items 7, 8 and 10) at any time up to Final
Reconciliation Run.
24.4    Where the Host PES Accepts the changes provided by the Supplier under Clause 24.3, it shall update its MPAS Registration System to reflect the changes.  Where a change is made to data item 13 of
Schedule 2, the Host PES shall notify the Data Aggregator that was appointed in relation to the Metering Point before the change, the
Data Aggregator that the Supplier has appointed in its place, the
Supplier, any New Supplier that has sent a Valid Application for
Registration in respect of the Metering Point for a Supply Start
Date after the date of amendment and its Distribution Business that such change has been made after it has Accepted the change.
Where changes are made to any other data items for which the
Supplier is stated to be responsible under Schedule 2 (other than data items 7, 8 and 10) the Host PES shall notify the relevant
Supplier and that Supplier's Data Aggregator (apart from where the change relates to data items 5 or 11) and, if relevant, any New
Supplier that has sent a Valid Application for Registration in respect of the Metering Point for a Supply Start Date after the date of amendment together with that New Supplier's Data Aggregator
(apart from where the change relates to data items 5 or 11) and its
Distribution Business that such changes have been made.  Where the Host PES does not Accept the changes provided by the
Supplier under Clause 24.3 it shall Reject such changes and shall notify the Supplier of such Rejection and all the reasons for such
Rejection.
Procedure for changes and confirmations of Market Domain
Data
24.5    Where the Host PES receives Market Domain Data, it shall
acknowledge receipt of the information to the Initial Settlement and
Reconciliation Agent,  within 1 Operational Working Day of
receipt.  Where the Host PES receives the Market Domain Data and such information is in the correct format and not corrupt it shall update its MPAS Registration System as soon as reasonably
practicable and no later than within 5 Operational Working Days with the information.  Where the Host PES receives the Market
Domain Data and such information is in the incorrect format or corrupt or otherwise cannot be entered by that Host PES into its
MPAS Registration System it shall notify the Initial Settlement and
Reconciliation Agent,  that it has rejected the Market Domain Data within 5 Operational Working Days of receipt.  Where the relevant
Initial Settlement and Reconciliation Agent, resends such
information such that the Host PES can enter it into its MPAS
Registration System, the Host PES shall acknowledge receipt of any such information re-sent within 1 Operational Working Day of receipt.  Acknowledgement of receipt from a Host PES's Gateway shall be deemed sufficient acknowledgement of receipt for the purposes of this Clause 24.
25.     RESENDS
Procedure for Resends to Suppliers and Data Aggregators
25.1    Where a Supplier or Data Aggregator requires the Host PES to re-
transmit one or more Files which was originally transmitted to the
Supplier or Data Aggregator during the period of 28 days prior to the date on which the Host PES receives a request for such re-
transmission ("Resend"), the Supplier or Data Aggregator shall provide the relevant Host PES with a request for a Resend,
indicating which Files it requires to be Re-sent and the reasons for the request.  The Supplier or Data Aggregator shall provide such request using any mode of communication permitted under Clause
46.
25.2    Where the Host PES receives the Supplier's or Data Aggregator's request under to Clause 25.1 by 15:00 hours on an Operational
Working Day, it shall provide the Supplier or Data Aggregator with the Resend by 06:00 hours on the following Operational Working
Day, provided that where the total number of Resends to be
provided by that Host PES would otherwise exceed 50 in any
Operational Working Day, the Host PES shall use its reasonable endeavours to provide as many Resends as possible but shall only be required to provide the first 50 Resends requested on that
Operational Working Day.  Such Resends shall be provided in the following manner:
25.1.1  a maximum of 5 Resends per Supplier or Data Aggregator, allocated in the order in which those requests are received;
and
25.1.2  where Clause 25.2.1 has been complied with, any Resends for which requests which have been received on that
Operational Working Day shall be provided in order in
which they were received.
Any requests for Resends in excess of 50 on any Operational
Working Day or any requests for Resends received after 15:00 hours on an Operational Working Day in relation to which the Host
PES has not provided responses, shall be deemed to have been requested at the start of the following Operational Working Day.
25.3    For the purposes of Clause 31, each Host PES shall determine whether the original Message that is required to be Resent reached and was accepted on the Supplier's or Data Aggregator's Gateway before the Supplier or Data Aggregator submitted a request for a
Resend pursuant to Clause 25.1, and shall on request provide its
reasons for such determination.   The Host PES shall only levy a
charge pursuant to Clause 31 for Resends where the Host PES
determines that the Message did reach the relevant Supplier's or
Data Aggregator's Gateway.
27.     REPORTING
27.2    Each Host PES in England and Wales shall, until the Pool
Executive Committee resolves that the Migration of the Metering
Points registered on ERS to the Host PES's MPAS Registration
Systems has been completed, provide the Settlement System
Administrator with a report in a format to be agreed by the affected parties within 5 Operational Working Days of the end of each week detailing  the Supply Number core data and data item 19 in
Schedule 2 for Metering Points Registered on the Host PES's
MPAS Registration System that have the 1998 Trading
Arrangement Indicator set to "N".
27.3    Each Host PES in England and Wales shall provide the Pool
Executive Committee with a report in a format to be agreed by the affected parties within 10 Operational Working Days after each
Quarter Day, detailing by Supplier the number of Metering Points divided by measurement class, Registered on that Host PES's
MPAS Registration System that as at the Quarter Day have the
1998 Trading Arrangement Indicator set to 'Y' and data item 14 of
Schedule 3 set to energised.
27.5    Each Host PES in England and Wales shall provide the Pool
Executive Committee with a report in a format to be agreed by the affected parties within 10 Operational Working Days of receiving a request from the Pool Executive Committee, detailing the Supply
Numbers Registered against each Supplier on that Host PES's
MPAS Registration System as at the date specified by the Pool
Executive Committee.  Such report shall classify the information by
GSP Group to the Host PES.  Within each GSP Group, the
information shall be categorised by Measurement Class.  Where there are non-half hourly Measurement Classes covered by such a report, that information shall be further categorised and sub-divided by Profile Class.
27.6    Where the Host PES receives a request from a Data Aggregator to notify it of the last File sequence number sent to that Data
Aggregator, that Host PES shall within 1 Operational Working Day notify the Data Aggregator by telephone or facsimile of such number and the date on which the relevant File was sent.
27.7    Each Host PES shall provide all Suppliers, the Pool Executive
Committee or the Performance Assurance and Accreditation Panel
as appropriate and the Director, within 10 Operational Working
Days of the end of each calendar month, with a report in a format to be agreed by the affected parties in detailing its performance against the requirements set out in Clauses 14.4 and 14.5 during the
Quarter relevant to that calendar month, unless a party requests the
Host PES not to provide it with such a report.  This report shall also detail the Host PES's performance against Clauses 17.4, 22.2,
22.3, 23.2, and 25.2.
27.11   Each Host PES in England and Wales shall make available, in a format to be agreed by the affected parties, to the Pool Executive
Committee any information collected for the purpose of compiling the report in Clause 27.7 within 5 Operational Working Days of the request.
28.     ACCURACY VALIDATION OF DATA AND MESSAGE
PROCESSING
28.1    Each Supplier shall use its reasonable endeavours to ensure that any data items, for which it is deemed responsible for under Schedule 2, that it submits to a Host PES pursuant to this Agreement are complete and accurately reflect the circumstances relating to the relevant Metering Point.
28.2    Each Host PES shall use its reasonable endeavours to ensure that:
28.2.1  any data that it provides under this Agreement are complete, in the correct format and are consistent with the information provided to the Host PES, and are sent to the correct
recipient;
28.2.2  in relation to any Metering Point within its Authorised Area, data items 1, 2, 3, 15 and 20 in relation to any Metering
Point are complete and accurately reflect the circumstances
relating to that Metering Point; and
28.2.3  any data with which the Host PES initially populates the relevant data items on the MPAS Registration System are
complete and accurately reflect the circumstances relating to that Metering Point at the time at which the Host PES
initially populates those data items.
Validation Procedures
28.3    Each Host PES shall notify each Supplier of the Validation
Procedures which it applies to Messages received and sent by that
Host PES's MPAS Registration System as at the date of this
Agreement on or before the date of this Agreement ("Validation
Procedures").
28.4    Each Host PES in England and Wales shall ensure that its
Validation Procedures comply with the Pool's validation
requirements set out in Schedule 10.  Each Host PES in Scotland
shall ensure that its Validation Procedures comply with the Scottish
Settlements validation requirements set out in Schedule 11.
28.5    Where a Host PES in England and Wales proposes to change its
Validation Procedures which it applies to Supplier Messages, it shall notify all Suppliers and the Pool Agent of any proposed changes to Validation Procedures at least 15 Operational Working
Days before it proposes that such changes shall take effect.
28.6    Unless before the expiry of 15 Operational Working Days after receipt of the notification sent in accordance with Clause 28.5 any party gives notice to MEC that such changes should be considered as if it were a change to this Agreement, such change shall take effect (subject to Clause 28.4) from the date indicated in the notice sent pursuant to Clause 28.5.
28.7    Where a party gives notice in accordance with Clause 28.6, such proposed change shall be treated as if it were a proposal to change this Agreement and the procedures set out in Clause 9 shall be followed.  Where, in the opinion of the relevant Pool MEC Member or SESL Member, the proposed change relates to or will affect the
Priority Provisions such proposed change shall be treated as a
Change Proposal and the appropriate procedures set out in Clause
9 shall be followed.
28.8    In the event of any inconsistency between the provisions of this
Agreement and any Host PES's Validation Procedures, the
provisions of this Agreement shall prevail.
Message Processing
28.9    Where transmission of a Message by a Host PES's MPAS
Registration System fails the validation procedures of a Data
Aggregator to whom it was sent, the Data Aggregator shall attempt to resolve the failure and validate the Message.  If the Data
Aggregator is unable to resolve the failure, it shall notify the Host
PES, who shall use its reasonable endeavours to identify the cause of the failure.  If the Host PES identifies the cause of the failure to be:
28.9.1  a fault on the Data Transfer Network, the Host PES shall treat the failure as a request for a Resend and the provisions of Clause 25 shall apply; or
28.9.2  a fault of that Host PES's MPAS Registration System, the
Host PES shall use its reasonable endeavours to resolve the
failure; or
28.9.3  a fault of the Data Aggregator, the Host PES shall notify the Data Aggregator of that fact.
	If the Host PES is unable to resolve the failure, or identifies the cause of the failure to be the fault of the Data Aggregator in accordance with Clause 28.9.3, it shall notify the  relevant Supplier who appointed that Data Aggregator, of that fact, and that Supplier may refer the matter to the MRA Disputes Committee.
29.     CHANGE OF SUPPLIER METER READING
29.2    The Old Supplier and the New Supplier shall be bound by the Pool
Requirements on change of supplier from an Old Supplier to a New
Supplier set out in the following provisions, forming part of the
Pooling and Settlement Agreement, as amended from time to time and to the extent applicable:
29.2.1  clause 1.3.3 and 1.3.2.3 of Service Line SL130;
29.2.2  clauses 2.2.3, 3.2.3, 2.2.7 and 3.2.7 of Agreed Procedure
AP502;
29.2.3  clauses 1.3.3, 1.5.3.5, 1.5.4.1 and 1.5.4.2  of Service Line
SL120;
29.2.4  clauses 2.2.6 ,3.2.6 and 4.4 of Agreed Procedure AP504;
29.2.5  sections 50.3 and 51.3 of the Pool Rules; and
29.2.6  Schedule 26 of the Pooling and Settlement Agreement,
30.     RECORDS, AUDIT AND NON-FUNCTIONAL
REQUIREMENTS
30.1    Each Host PES shall ensure that it securely maintains a historical record of all data items that have been held in respect of a Metering
Point on its MPAS Registration System and that such records are fully auditable, so that a full historical record is maintained for the 7 years following initial settlement date in relation to any particular data item, the two most recent years being held on-line.
30.2    Each Host PES shall ensure that it retains copies of all Messages sent and received in providing Services for at least three years after the Messages have been sent or received.
30.3    Each Host PES in England and Wales shall ensure that the Pool
Auditor has access at reasonable times and on reasonable notice to:
30.3.1  those records maintained by the Host PES pursuant to
Clause 30.1;
30.3.2  any software, hardware, data or information held by the
Host PES or its agents where reasonably required by the
Pool Auditor or Market Auditor to fulfil its obligations
under the relevant Settlement Agreement;
30.3.3  the relevant parts of the Host PES's premises; and
30.3.4  relevant staff members of the Host PES, for a reasonable length of time in any one year.
30.4    On request by the Pool Auditor, each Supplier shall ensure that the
Pool Auditor has access at reasonable times and on reasonable notice to:
30.4.1  any records, maintained by the Supplier in relation to any
Metering Point for which it is or has been Registered, in the
7 years prior to the date of that request;
30.4.2  any software, hardware, data or information held by the
Supplier or its agents where reasonably required by the Pool
Auditor to fulfil its obligations under the relevant Settlement
Agreement;
30.4.3  the relevant parts of the Supplier's premises; and
30.4.4  relevant staff members of the Supplier for a reasonable length of time in each year.
30.5    Each Host PES in England and Wales shall ensure that during the course of this Agreement its MPAS Registration System complies with the requirements set out in Appendix 1 to Schedule 6.
41.     CONTRACT MANAGEMENT
41.1    Each party shall appoint an appropriate person (each a "Contract
Manager" and together the "Contract Managers") to manage all matters arising under or in connection with this Agreement and to monitor the general operation of this Agreement.
41.2    Each Contract Manager appointed by a party shall ensure that procedures are in place in respect of that party to ensure that there is adequate support for operations provided under this Agreement and timely resolution of problems that may occur including a point of contact to process and resolve such problems.
41.3    At times determined by MEC a meeting of Contract Managers shall be convened to consider each of the reports contained in Clause
27.7 in relation to:
41.3.1  performance against Service Levels; and
41.3.2  issues arising from those reports and actions to remedy any problems arising from those reports.
41.4    Each party shall notify the others in accordance with the provisions of Clause 46 of the name and contact details of the Contract
Manager appointed by it for the purposes of this Agreement from time to time.
45.     DATA TRANSFER
45.1    Where Schedule 3 specifies a Data Transfer Catalogue reference number in relation to any notice, request or other communication, such notice, request or communication shall be sent in the format and with the content described under such reference in the Data
Transfer Catalogue, as amended from time to time, and shall be transmitted by the means specified in Schedule 3.
45.2    Nothing in this Agreement shall prevent any two parties from agreeing to the use of an alternative method of transmission for any communication between those two parties from that set out in
Schedule 3, whereupon the terms of this Clause 45 shall not apply to that notice, request or other communication.
45.5    Where any provision of this Agreement refers to receipt of a
Message or notification by a Host PES pursuant to Clauses 15.10,
15.14, 16.7, 16.9, 17.3, 20.5, 20.8, 20.10, 20.11, 21.1, 24.1, 24.3
or 24.5 the date of such receipt shall be deemed to be the date on which it is received where such Message or notification is received prior to 18:00 hours on an Operational Working Day.  Where such
Message or notification is received at or after 18:00 hours on an
Operational Working Day, the date of receipt of such Message or notification shall be deemed to be the next Operational Working
Day.
45.6    If the Data Transfer Network or any relevant part of such network is at any time for any reason unavailable for the sending of
Messages between any affected parties, then during the period of unavailability:
45.6.1  the parties shall use 8mm DAT tape to send any notice, request or other communication that this Agreement would
otherwise require to be sent via the Data Transfer Network
and take reasonable steps to process any notices, requests
or other communications received within their own systems
as promptly as possible;
45.6.2  where other means are used in accordance with Clause
45.6.1, the parties shall be relieved from any service levels set out in this Agreement relating to any affected notice,
request or other communication (except to the extent that
this Agreement expressly provides for alternative levels in
such circumstances) but shall use their reasonable
endeavours to send such notice request or other
communication as soon as reasonably practicable; and
45.6.3  to the extent that no such other means are practicable given the nature of the communication and the surrounding
circumstances, such unavailability of the Data Transfer
Network shall be deemed (to the extent not caused by a
breach by any party of the Data Transfer Service
Agreement) to constitute a circumstance of Force Majeure
for the purposes of this Agreement.
47.     ASSIGNMENT AND SUB-CONTRACTING
47.1    Subject to Clause 47.2, and except as provided elsewhere in this
Agreement no party shall assign any of its rights under this
Agreement without the prior written consent of all other parties to this Agreement, such consent not to be unreasonably withheld.




APPENDIX 1 TO SCHEDULE 6
Non Functional Requirements

1. ACCESS RESTRICTIONS
Commercial Role Restrictions
1.1 Subject to Clause 35, each Host PES shall implement and maintain controls to ensure that the data held by its MPAS
Registration System remains confidential.
1.2 Subject to Clause 35, each Host PES shall only permit access to such data to people whose job responsibilities include the operation, support or audit of its MPAS
Registration System.
1.3 Each Host PES shall ensure that the operation of its MPAS
Registration System is kept strictly outside that Host PES's
Supply Business activities and management structure
1.4 The provisions of paragraphs 1.1 to 1.3 of this Appendix 1 only relate to the Host PES's obligations in relation to this
Schedule 6.
2. RESTRICTIONS RELATING TO BOTH PHYSICAL AND
SYSTEM ACCESS
2.1 Each Host PES shall implement and maintain controls within its MPAS Registration System to ensure that risk of intentional errors or fraud is minimised.
2.2 In order to meet the obligations stated in paragraph 2.1 to this Appendix 1, each Host PES shall implement and maintain at least the following controls within its MPAS
Registration System:
2.2.1 access restrictions to computer hardware such as terminals, cables, tapes and disk drives; and
2.2.2 access restrictions to software and data including systems level access, application level access, access to particular programs and the system output.
2.3 Each Host PES shall implement and maintain the controls as stated in paragraph 2.1 and 2.2 to this Appendix 1 throughout the term of this Agreement, and shall ensure that these encompass system developers, system users, and any other relevant parties.
2.4 In order adequately to discharge its obligations under paragraph 2 to this Appendix 1 each Host PES shall be expected to implement and maintain at least the following:
2.4.1 a security policy, which shall be communicated to all relevant parties throughout the organisation and strongly endorsed by top management
2.4.2 procedures to ensure periodic reviews of security policy;
2.4.3 controls to ensure the clear ownership of data and all significant information assets, which include information, software, and physical assets.
2.5 Any Host PES that complies with BS 7799 on Information
Security Management shall be deemed to have achieved the required level of security for the purposes of this paragraph
2.
3. PHYSICAL ACCESS RESTRICTIONS
3.1 Each Host PES shall appropriately restrict access to hardware, including terminals, disk drives, cables, and tapes relevant to its MPAS Registration System.
3.2 Each Host PES shall monitor the security of hardware relevant to its MPAS Registration System.
3.3 In order to comply with paragraph 3.1 to this Appendix 1, each Host PES shall implement and maintain at least the following controls to its MPAS Registration System:
3.3.1 locking computer rooms containing hardware relating to its MPAS Registration System;
3.3.2 restricting access to buildings containing computer equipment relating to its MPAS Registration
System;
3.3.3 restricting access to documentation relating to the movements of computer hardware relevant to its MPAS Registration System.
4. SYSTEM ACCESS RESTRICTIONS
4.1 Each Host PES shall appropriately restrict access to software and data relating to its MPAS Registration
System, including restricting systems level access (both locally or remotely), application level access, and access to particular programs using effective passwords.
4.2 Each Host PES shall monitor the security of software relevant to its MPAS Registration System.
4.3 In order to comply with paragraph 4.1 to this Appendix 1, each Host PES shall implement and maintain at least the following controls in respect of its MPAS Registration system:
4.3.1 password protection at system, application, and program level, and where appropriate at a more detailed level;
4.3.2 prevention of users from accessing the operating system prompt;
4.3.3 monitoring of attempted or actual access violations;
4.3.4 strong controls over access to special system privileges;
4.3.5 authentication of remote access attempts;
4.3.6 controls to safeguard the confidentiality and integrity of data passing over public networks;
4.3.7 controls to ensure that information is distributed only to the correct market participants;
4.3.8 restricted access to documents/systems forming part of the security system;
4.3.9 hardware/software mechanisms that can be independently evaluated to provide assurance that the system enforces the requirements of the security policy;
4.3.10 audit trails kept and protected so that actions affecting security can be traced to the responsible person.
5. SECURITY
Minimising the Risk of an Unwanted Cessation of Processing
5.1 Each Host PES shall implement and maintain controls over computer operations in order to minimise the risk of an unwanted cessation of processing.
5.2 In order to comply with paragraph 5.1 to this Appendix 1, each Host PES shall implement and maintain at least the following controls in relation to its MPAS Registration
System:
5.2.1 a documented security policy describing measures intended to prevent cessation of processing, which is communicated throughout the organisation to all relevant persons;
5.2.2 procedures to ensure periodic reviews of security policy;
5.2.3 virus detection and prevention measures, which are communicated to all users;
5.2.4 controls over computer operations to ensure that processing is executed in the correct sequence and that any dependencies between processes (e.g.
waiting for a File to be available before starting a batch program) are correctly taken into consideration;
5.2.5 monitoring of the performance of systems with procedures available to operators to deal with problems;
5.2.6 formal change control procedures;
5.2.7 adequate training of users, development staff, and operations staff;
5.2.8 adequate documentation to include at least user, operational, and system specification documentation;
5.2.9 appropriate maintenance arrangements for hardware and software;
5.2.10 system housekeeping procedures to maintain the integrity and availability of services;
5.2.11 support facilities;
5.2.12 clear responsibilities and procedures for systems operation and maintenance.
5.3 Each Host PES shall implement and maintain controls over computer operations relevant to its MPAS Registration
System in order to minimise the impact of unwanted cessation of processing in order to:
5.3.1 ensure that data is correctly recovered and processing correctly resumed;
5.3.2 ensure that processing is resumed as soon as possible.
5.4 Each Host PES shall implement and maintain adequate recovery procedures for both short and long term interruptions of processing in any or all of the systems.
These procedures shall wherever possible prevent, and otherwise detect and correct, any loss of transmitted data.
These procedures shall apply to all data, including archived data.
5.5 Each Host PES in relation to its MPAS Registration System shall perform any retrospective processing required in order to catch up with processing requirements after an interruption to processing.
5.6 Subject to Clause 30.1, each Host PES shall archive data from its MPAS Registration System in a manner which allows recovery consistent with the Pool's dispute and audit requirements.
5.7 In order to comply with paragraph 5.3.1 to this Appendix 1, each Host PES shall implement and maintain at least the following controls in relation to its MPAS Registration
System:
5.7.1 a fully documented and tested disaster recovery plan;
5.7.2 backups of programs and data to ensure that essential data and software can be restored in the event of a disaster;
5.7.3 periodic testing of restoration of backed up data;
5.7.4 features within the DBMS software to safeguard data integrity in the event of a system failure, to include transaction logging.
6. AUDIT CONTROL
6.1 General Controls
Each Host PES shall ensure that all controls devised to meet the requirements set out in Schedule 6:
6.1.1 effectively meet the relevant control objective(s);
6.1.2 are operated effectively throughout the period for which the control is relevant;
6.1.3 are verifiable, that is the control procedure shall be documented and the operation of the control shall be recorded.
6.2 Audit Trail
6.2.1 An adequately verifiable control for the purposes of paragraph 6.1 of Appendix 1 is one where:
(A) Processes are documented so that any party wishing to verify the processing has a description of its nature; and
(B) All processing is recorded and these records contain such cross references as are necessary to conveniently allow verification by tracing data through processing, both forwards and backwards.
6.2.2 In order to comply with paragraph 6.1. to this Appendix 1, each Host PES shall implement and maintain an audit trail for its MPAS Registration
System which has at least the following
characteristics:
(A) data shall be traceable from the data held in the MPAS Registration System to the source instruction and vice versa.
(B) data shall be stored on magnetic or optical media in a consistent format;
(C) each MPAS Registration System shall record the effective date of changes in responsibilities in accordance with the procedures set out in Clauses 15, 16 and 24;
(D) the data held on the MPAS Registration
System shall be maintained in order to ensure completeness, accuracy, and timeliness. The changes to data held require the following:
(1) changes made shall be easily
identifiable;
(2) the effective date for those changes made;
(3) the authoriser of the change and their authority;
(4) an explanation of why the change
was made for any manual changes.
(E) Movement of Metering Points between
different MPAS Registration Systems shall be traceable;
(F) the MPAS Registration System shall be able to retrieve values of amended data in accordance with Clause 30 in order to ensure that a full transaction history is available.
6.3 Controls over the Development of MPAS
6.3.1 Each Host PES shall implement and maintain controls over the development of its MPAS
Registration System to ensure that MPAS is correctly constructed and that the risk of unintentional errors arising from poor software, clerical procedures, or other causes, is minimised.
6.3.2 In order to comply with paragraph 6.3.1 to this Appendix 1, each Host PES shall implement and maintain at least the following controls to its MPAS
Registration System:
(A) testing of the system prior to going live, with test plans and results documented;
(B) systems documentation in sufficient detail to support ongoing operations and future maintenance;
(C) use of quality management.
6.4 Controls over Unintentional Errors
6.4.1 Each Host PES shall implement and maintain controls over the processing of its MPAS
Registration System to ensure that the risk of unintentional errors arising and not being corrected in a timely fashion is minimised.
6.4.2 In order to comply with paragraph 6.4.1 to this Appendix 1, each Host PES shall implement and maintain controls over input, processing and output, as well as over data and communications, in order to ensure that the rules for valid processing defined during system design, including those specified under the relevant Settlement Agreement, are adhered to; and that the data held and processed by its MPAS Registration System is accurate, complete, valid and not out of date.
6.4.3 In order to comply with paragraph 6.4.1 to this Appendix 1, each Host PES shall implement and maintain at least the following controls:
(A) unique Supply Number Cores in order that the relevant Settlement System can work;
(B) facilitate reconciliations between the ERS and MPAS in accordance with the procedures set out in Clause 12;
(C) validation checks to ensure that all mandatory data fields are present on Registration, and data is inputted accurately;
(D) controls to ensure that the Distribution
Business disconnects the correct Metering
Point within the MPAS Registration System;
(E) controls to ensure that standing data is complete, accurate and up-to-date (i.e.
consistent with the most recent valid input);
and that there have not been unauthorised or erroneous (i.e. invalid) changes;
(F) controls to ensure that Metering Points are allocated to the correct GSP Group.
6.5 Implementation
6.5.1 Each Host PES shall implement and maintain controls over the implementation of its MPAS
Registration System to ensure that the risk of unintentional errors arising from incorrect implementation is minimised.
6.5.2 Each Host PES shall ensure that Migration of data onto MPAS is conducted in a controlled manner, with data validity checks carried out.
6.5.3 In order to comply with paragraph 6.5.1 in this Appendix 1, each Host PES shall:
(A) ensure that users are adequately trained such that they are competent in the use of the system;
(B) use separate test and live environments;
(C) implement and maintain controls over the authorisation and co-ordination of transfers of data and programs from the test environment to the live environment;
(D) use a fully documented and repeatable system test model.
6.6 Constraints
6.6.1 Each Host PES shall operate its MPAS Registration
System in line with the following constraints:
(A) the MPAS Registration System shall allow entry of new suppliers to the market and the exit of suppliers from the market.
(B) each Host PES shall implement and maintain controls to its MPAS Registration System to ensure Registration is made against the correct Metering Point.
(C) the MPAS Registration System shall enable the unambiguous identification of all
Metering Points and their previous and
current suppliers together with dates of any changes.

SCHEDULE 7
Scottish Settlement Requirements (Scotland)
2.      CONDITIONS PRECEDENT
2.1     A Host PES shall not be obliged to provide Services using its
MPAS Registration System which require Certification until:
	2.1.1   the Host PES has become Accredited and its MPAS
Registration System has been Certified.
2.2     The obligations on a Host PES to provide Services to a Supplier in relation to any particular Metering Point in its Authorised Area are subject to the Host PES having entered values for the data items
(other than data item 19) listed in Schedule 2 for that Metering
Point into its MPAS Registration System except where:
	2.2.2   the Metering Point at a particular time is a New Metering
Point, in which case the provisions of Clause 20.1 shall
apply.
11.     MPAS TECHNICAL CONSTRAINT
11.1    Each Host PES shall ensure that its MPAS Registration System enables only one Supplier to be Registered as responsible for supplying any Metering Point for a particular day.
11.2    Where a Host PES has become Accredited and its systems have been Certified, it shall ensure that:
	11.2.1  it uses Certified systems and processes to provide and maintain its MPAS; and
	11.2.2  any changes in its Certified systems and processes are made in accordance with Certified change procedures.
13.     SERVICE AVAILABILITY
13.1    Each Host PES shall provide, operate and maintain its MPAS
Registration System as a Reasonable and Prudent Operator and,
subject to Clause 13.3, shall use its reasonable endeavours to ensure that staff are available between 09:00 hours and 18:00 hours on all Operational Working Days to receive requests pursuant to
Clauses 17.4, 19, 20.12, 22.1, 23.1, 25.1 27.5 and 27.6 and to
respond to queries from Suppliers in relation to the provision of
Services.
13.2    Each Host PES shall use its reasonable endeavours to ensure that any planned suspensions in the operation of its MPAS Registration
System are scheduled so that there is the minimum amount of
disruption to the provision of MPAS. The relevant Host PES shall provide the relevant Suppliers and Data Aggregators with as much notice as possible of any planned suspension in the availability of its
MPAS Registration System.
13.3    In the event of any unplanned suspension in the operation of its
MPAS Registration System, the Host PES shall treat the
suspension as an emergency and shall implement its disaster
recovery procedures, approved as part of its Accreditation, within
48 hours of the start of the suspension.  The Host PES shall use its reasonable endeavours to make its MPAS Registration System
available again as quickly as possible.
13.4    Any failure of the Host PES to comply with the provisions of
Clauses 13.2 and 13.3 shall not relieve that Host PES from the application of the service levels referred to in Clause 14 except where such failure is due to a circumstance of Force Majeure in which case the provisions of Clause 36 or 45 shall apply.
14      SERVICE LEVELS AND LIQUIDATED DAMAGES
	Service Levels
14.1    Save as otherwise provided in this Agreement, each Host PES shall use its reasonable endeavours to ensure that notifications of any one type which it receives shall be processed in the order in which they were received.
14.2    Where a Host PES receives any notification pursuant to any of
Clauses 15.10, 15.14, 16.7, 16.9, 17.3, 20.5, 20.8, 20.10, 20.11,
21.1, 24.1, 24.3, 24.5 or the Objection Resolution Period has
elapsed under Clause 16.13, the Host PES shall notify the relevant persons listed in those Clauses, or for notifications received under
Clauses 21.1 and 24.3, the persons listed in Clauses 21.2 and 24.4 respectively (except for its Distribution Business) in the manner contained in Clause 14.3.
14.3    Each Host PES shall produce the notifications required under the
Clauses listed in Clause 14.2 in accordance with the requirement set out in Clause 28.2 in response to any notifications received by
18:00 hours on an Operational Working Day or in response to the elapsing of the Objection Resolution Period on a particular
Operational  Working Day ("Message Receipt Working Day")
and, subject to Clauses 14.4 and 14.5, shall operate its MPAS
Registration System with the intent to deliver the total number of such notifications ("Total Daily Processing") to its Gateway by
06:00 hours on the following Operational Working Day or as soon as reasonably practicable thereafter.
14.4    For the purposes of fulfilling its obligations in respect of the
Settlement Requirements, each Host PES shall ensure that:
	14.4.1   the Total Daily Processing will be processed and delivered to the Host PES's Gateway at a time not later than 06:00
hours on the first Operational Working Day following the
Message Receipt Working Day provided that the Host PES
shall not be in breach of this obligation if it fails to meet this target on not more than six Operational Working Days
during each Quarter;
	14.4.2  if the target in Clause 14.4.1 is not met, the Total Daily
Processing will be processed and delivered to the Host
PES's Gateway at a time not later than 06:00 hours on the
second Operational Working Day following the Message
Receipt Working Day provided that the Host PES shall not
be in breach of this obligation if it fails to meet this target on not more than one Operational Working Day during each
Quarter;
	14.4.3  if the target in Clause 14.4.2 is not met, the Total Daily
Processing will be processed and delivered to the Host
PES's Gateway at a time not later than 06:00 hours on the
third Operational Working Day following the Message
Receipt Working Day.
14.6    In order to determine whether the Host PES has fulfilled the requirements set out in each of Clauses 14.4 to 14.5, each Host
PES shall note the time on the Operational Working Day when the
Total Daily Processing is delivered to its Gateway in relation to the
Message Receipt Working Day relevant to that Total Daily
Processing.
14.7    Each Host PES shall measure its performance against the
requirements set out in Clauses 14.4 and 14.5 over each Quarter provided that where a Host PES breaches the requirements in
Clauses 14.5.3 and 14.5.4, the breach shall be deemed to have occurred in the Quarter in which the second Operational Working
Day following the Message Receipt Working Day occurred.
14.8    Each Host PES agrees that it is their long term objective to achieve a service level ensuring the processing and delivery of the Total
Daily Processing by 06:00 hours on the first Operational Working
Day following the Message Receipt Working Day.
SESL Liquidated Damages
14.9    Where the number of occasions in any Quarter that a Host PES fails to deliver the Total Daily Processing to its Gateway within the timescales indicated in Clauses 14.4.1 to 14.4.3 exceeds the number of allowable failures indicated in the relevant Clause, that Host PES if in Scotland shall pay SESL (POUND)125 for each such extra occasion on which it has failed to deliver the Total Daily Processing to its
Gateway, provided that the Host PES shall have no liability to make such payment for any failures which occur before the date which is
15 consecutive weeks following commencement of Controlled
Market Start-Up in its Authorised Area or such longer period as
MEC may determine in accordance with Clause 14.13.
Data Transfer Service Escalation
14.12   Where a Host PES receives a notification from the Data Transfer
Network indicating that a Message sent by that Host PES pursuant to the terms of this Agreement has not been received by the
relevant Supplier or Data Aggregator, the Host PES shall contact the Supplier or Data Aggregator as soon as reasonably practicable.
The Host PES and relevant Supplier or Data Aggregator shall
utilise the Problem Management Procedures under the Data
Transfer Service Agreement which may require the Host PES to
Resend the original Message.
Review
14.15   MEC shall conduct a formal review, to be started no earlier than 12 months or as MEC otherwise decides and completed no later than
15 months, after the start of Controlled Market Start-Up for the
Host PES that is the first Host PES to commence Controlled
Market Start-Up.
14.17   Each party agrees to provide MEC with all reasonable information that MEC may require for the purposes of carrying out its review pursuant to this Clause 14.  This may include information relating to the level of market activity, the average number of Messages within the Total Daily Processing, the average composition of a
Total Daily Processing and information to verify the assumptions set out in Clause 14.16 and how the values ascribed to such
assumptions may have changed since the date of this Agreement.
14.18   Nothing in this Clause shall be construed as restricting the scope of
MEC's review pursuant to Clause 14.15.  In particular, MEC shall consider whether there is a need for further reviews to be carried out by it after the conclusion of its review pursuant to this Clause
14.
14.19   MEC shall copy the results of its review to all parties as soon as reasonably practicable following the conclusion of its review.  Any changes to this Agreement that MEC reasonably considers should be made as a result of the review shall be treated as a change request and the procedures set out in Clause 9 shall be followed.
15      PROCEDURE FOR APPLICATION FOR REGISTRATION
BY A SUPPLIER
15.1    Subject to Clause 3.2, a Supplier that has entered into a contract to supply or receive electricity through or from a Metering Point, under which supply or receipt is to commence on or after the date specified by the Director in relation to the Premises associated with that Metering Point as referred to in Clause 3.2 or is supplying or is to supply from any such Metering Point under a tariff arrangement on or after that date, shall apply to the Host PES whose MPAS
Registration System has the Metering Point recorded on it, for
Registration in respect of that Metering Point, pursuant to the provisions of this Clause 15 or Clause 20, as appropriate except where that Supplier is already Registered in relation to that
Metering Point or where that Metering Point is registered on ERS.
15.6    A Valid Application for Registration for the purposes of this Clause
15 is one that:
	15.6.1  contains values that the Supplier has identified as
representing data items 1, 2, 3, 8 and 10 of Schedule 2 for
the Metering Point against which it wishes to Register
which are Accepted on the MPAS Registration System;
	15.6.2  is received by the relevant Host PES no later than the last
Operational Working Day before the Supply Start Date
included in the Supplier's application under Clause 15.6.1
and no more than 28 days in advance of that date.
15.10   Where a Host PES receives a Valid Application for Registration from a Supplier in relation to a Metering Point, it shall Register that
Supplier and shall notify that Supplier (the "New Supplier"), the
New Supplier's Data Aggregator, the Old Supplier, the Old
Supplier's Data Aggregator, any Data Aggregator the Old Supplier
may have appointed for a future date, and the relevant Distribution
Business for that Metering Point that the Supplier has been
Registered.  Subject to Clauses 16.8 and 16.13, the New Supplier
shall be deemed responsible for the supply of electricity through the relevant Metering Point from 00:00 hours on the Supply Start Date.
Subject to Clauses 16.8 and 16.13, the Old Supplier shall cease to be responsible for the supply of electricity through the relevant
Metering Point from 00:00 hours on the Supply Start Date.
15.11   Subject to Clauses 15.2 and 15.3, the New Supplier shall use its reasonable endeavours to submit a Valid Application for
Registration to the Host PES as far in advance of the Supply Start
Date as reasonably possible taking into account the restrictions set out in Clause 15.6.2.  The relevant Host PES shall not be
responsible for ensuring that the New Supplier complies with the requirements of this Clause 15.11.
15.12   The New Supplier shall use its reasonable endeavours not to commence supplying electricity through any Metering Point or make any material changes to that Metering Point until it has received from the relevant Host PES a notice confirming its
Registration in respect of the relevant Metering Point or (if later)
the Supply Start Date specified in the New Supplier's Application for Registration.  The relevant Host PES shall not be responsible for ensuring that the New Supplier complies with the requirements of this Clause 15.12.  Where the New Supplier is unable to comply with the provisions of this Clause 15.12 due to the relevant Host
PES's failure to send out a notice confirming its Registration within the timescales indicated in Clause 14.4 or 14.5, that New Supplier shall be deemed not to be in breach of the obligation set out in this
Clause 15.12.
15.13   Where an Old Supplier makes a change to one of the data items for which it is stated to be responsible in Schedule 2, in relation to a
Metering Point, and its Message to the relevant Host PES is
Rejected and the reason for such Rejection is stated to be the New
Supplier's Registration, the Old Supplier shall contact the New
Supplier as soon as possible and inform it of the change, using the contact notice facility provided under Clause 17, if necessary.
15.14   Where a Host PES receives an Application for Registration from a
Supplier which is not a Valid Application for Registration, it shall
Reject the Application for Registration and shall notify the Supplier that such application has been Rejected, setting out all the reasons for the Rejection.  Notwithstanding Clause 15.6.2, the MPAS
Registration Systems of some Host PESs may not Reject an
otherwise Valid Application for Registration even though the
Application for Registration is received after the date that is the last
Operational Working Day before the Supply Start Date included in the Supplier's Application for Registration.
16      PROCEDURE FOR OBJECTION BY OLD SUPPLIER
16.1    An Old Supplier may issue an objection ("Notice of Objection") to the relevant Host PES in relation to an Application for Registration of which it has been notified pursuant to Clause 15.10 where:
	16.1.1  subject to Clause 16.2, the Application for Registration is in
relation to a Metering Point which is associated with
Designated Premises at which the Customer is being
supplied by the Old Supplier under a contract that will
neither expire nor (to the Old Supplier's knowledge) be
terminated by the New Supplier's Supply Start Date notified
to the Old Supplier pursuant to Clause 15.10; or
	16.1.2  subject to Clause 16.2, the Application for Registration is in
relation to a Metering Point which is associated with
Domestic Premises where charges for electricity supplied to
the Customer (at any such Domestic Premises), having been
demanded in writing by the Old Supplier, prior to the notice of termination being given remain owing to the Old Supplier
more than 28 days after that demand was made; or
	16.1.3  the Application for Registration for the relevant Metering
Point is received by the Host PES either before the Director has made a direction in respect of the Premises with which
the Metering Point is associated, pursuant to Condition 3 of the New Supplier's Second Tier Supply Licence, or prior to
such date as is specified in that direction.
	16.1.4  the New Supplier has contacted the Old Supplier and both
Suppliers have agreed that the New Supplier's Registration
has been made in error; or
	16.1.5  the Application for Registration relates to a Metering Point which is a Related Metering Point and the relevant New
Supplier has not applied to Register all the relevant Related
Metering Points on the same Operational Working Day for
the same Supply Start Date:
	Each ground of objection in Clauses 16.1.1 to 16.1.5 shall be treated as separate and independent from each of the other grounds of objection in those Clauses.
16.2    The Old Supplier may not issue an objection to the New Supplier's
Application for Registration on the grounds indicated in Clauses
16.1.1 and 16.1.2 if the Host PES's notice to it in Clause 15.10 indicates that data item 7 in Schedule 2 for the Metering Point in the New Supplier's Application for Registration has been set to "T"
("True") unless it has reasonable grounds for believing that information to be inaccurate.
16.3    A Notice of Objection that complies with the requirements of
Clauses 16.1 and 16.2 shall be a Valid Notice of Objection ("Valid
Notice of Objection").
16.4    The relevant Host PES shall not be responsible for checking that any Notice of Objection that it receives is a Valid Notice of
Objection.
16.5    Where an Old Supplier wishes to issue a Notice of Objection to the relevant Host PES in relation to an Application for Registration of which it has been notified pursuant to Clause 15.10 it shall issue such notice to the relevant Host PES so that it is received by the
Host PES within the Objection Raising Period.
16.6    Where the Old Supplier gives a Notice of Objection it shall, at the same time, send notification to its Customer at the Premises of the grounds for that objection and of how the Customer may dispute or resolve such grounds.
16.7    Where the relevant Host PES receives and Accepts a Notice of
Objection in respect of a New Supplier's Registration within the
Objection Raising Period, the Host PES shall record such notice and shall notify the Old Supplier and New Supplier, the Old
Supplier's Data Aggregator any Data Aggregator the Old Supplier
may have appointed for a future date, the New Supplier's Data
Aggregator, any Data Aggregator the New Supplier may have
appointed for a future date and, where necessary, the relevant
Distribution Business that such Notice of Objection has been received and Accepted.  All data items relating to the New
Supplier's Registration, including any changes to data items that a
New Supplier has made pursuant to Clause 24.2, shall be removed.
The Old Supplier shall be notified of all changes to data items made by the New Supplier pursuant to Clause 24.2, or made by the
Distribution Business pursuant to Clause 24.1 which were entered on or after the Operational Working Day on which the New
Supplier's Registration was Accepted, and which have an effective date which is not later than the Operational Working Day on which the Notice of Objection is Accepted.  Such notification shall exclude any items which were provided by the Old Supplier. The
New Supplier shall not be able to make any changes to data items
4, 5, 7, 11 to 14, 16 or 17 in Schedule 2 for the relevant Metering
Point after the Old Supplier's Notice of Objection is lodged unless and until the Notice of Objection is removed by the Host PES in accordance with Clause 16.9.  Where the relevant Notice of
Objection is not Accepted or has not been received within the
Objection Raising Period, the relevant Host PES shall Reject such
Notice of Objection and shall notify the Old Supplier that it has
Rejected its Notice of Objection and all the reasons for the
Rejection.  Where the Old Supplier's Notice of Objection has been
Rejected the Old Supplier may re-submit a Notice of Objection within the Objection Raising Period.
16.8    Where the Host PES records a Notice of Objection in accordance with Clause 16.7 it shall note within its MPAS Registration System that the Registration of the New Supplier in relation to the relevant
Metering Point has been objected to and the responsibility for supplying that Metering Point shall revert to or remain with the Old
Supplier, as relevant, such that the New Supplier's Registration shall be deemed not to have taken place.
16.9    The Old Supplier may withdraw any Notice of Objection that has been Accepted by the Host PES within the Objection Resolution
Period and shall do so where the grounds for its objection have been resolved within the Objection Resolution Period.  Where the
Old Supplier withdraws a Notice of Objection pursuant to this
Clause 16.9 it may not re-submit a Notice of Objection in respect of the same Application for Registration pursuant to Clause 16.5.
Where the Host PES Accepts the Old Supplier's withdrawal of its
Notice of Objection the Host PES shall remove the Notice of
Objection and shall notify the Old Supplier, the New Supplier, the
Old Supplier's Data Aggregator, any Data Aggregator the Old
Supplier may have appointed for a future date, the New Supplier's
Data Aggregator, any Data Aggregator the New Supplier may have appointed for a future date and, where necessary, the relevant
Distribution Business of the removal of the Notice of Objection.
Where the Old Supplier has made any changes to the data items pursuant to Clause 24.2, or the Distribution Business has made any changes to data items pursuant to Clause 24.1, which were entered on or after the Operational Working Day on which the Notice of
Objection was Accepted, and such changes have an effective date which is not later than the Operational Working Day on which the
Notice of Objection is withdrawn, during the Objection Resolution
Period, the Host PES shall notify the New Supplier that such changes were made.  The data items relevant to the New Supplier's
Registration shall be included in the notification to the New
Supplier.  Where the relevant Host PES does not Accept the Old
Supplier's request to withdraw its Notice of Objection it shall
Reject such application and shall notify the Old Supplier that its application to withdraw its Notice of Objection has been Rejected and give reasons.
16.10   Where the Old Supplier withdraws a Notice of Objection or where the grounds of objection are later resolved, it shall notify the
Customer at the relevant Premises as soon as is reasonably
practicable.
16.11   The relevant Host PES shall not be responsible for checking whether the grounds for objection in the Old Supplier's Notice of
Objection have been resolved within the Objection Resolution
Period, where the Old Supplier indicates that they have been, in its notice submitted pursuant to Clause 16.9.
16.12   Where the Host PES removes a Notice of Objection in accordance with Clause 16.9, it shall restore the Registration of the relevant
New Supplier, who shall be deemed to be responsible for the supply of electricity through the relevant Metering Point from the Supply
Start Date included in its Valid Application for Registration.  If the
Old Supplier made any changes to data items pursuant to Clause
24.2 during the Objection Resolution Period which were to be effective from a date on or after the New Supplier's Start Date, such changes shall be deemed not to have been made.  If the New
Supplier made any changes to data items pursuant to Clause 24.2 before the Host PES recorded the Old Supplier's Notice of
Objection those changes shall be re-instated on the MPAS
Registration System to be effective from the dates originally specified in the New Supplier's application.
16.13   Where a Notice of Objection is not withdrawn or the request to withdraw has been Rejected within the Objection Resolution
Period, the relevant Host PES shall inform the Old Supplier and the
New Supplier that the Objection Resolution Period has expired and the Old Supplier shall retain responsibility for the Metering Point.
17.     CONTACT NOTICE FACILITY
17.1    After the period of Controlled Market Start-Up for the relevant
Host PES where either:
	17.1.1  the Old or New Supplier in relation to the current or pending Registration for a particular Metering Point
reasonably believes that the New Supplier has been
erroneously Registered for that particular Metering Point;
or
	17.1.2  the Old Supplier in relation to the current Registration wishes to assign to the New Supplier a debt owing to it by a
Customer at Domestic Premises pursuant to Condition 40
of the Old Supplier's PES Licence in England and Wales or
Condition 35 of Part V of the Old Supplier's PES Licence in
Scotland or Condition 48 of the Old Supplier's Second Tier
Supply Licence in England and Wales or Condition 49 of
the Old Supplier's Second Tier Supply Licence in Scotland,
as the case may be;
	17.1.3  the Old or New Supplier in relation to the current or pending Registration reasonably believes that the New
Supplier applied to register a Metering Point which is a
Related Metering Point without applying to Register all the
relevant Related Metering Points at the same time; or
	17.1.4  the Old Supplier is obliged to contact the New Supplier pursuant to Clause 15.13,
the relevant Supplier shall contact the relevant Host PES to request the identity of the other Supplier using either the Data Transfer
Network if the Host PES can receive a request on the Data
Transfer Network for the provision of such service or otherwise by facsimile sent to that Host PES's MPAS management facsimile
number.
17.2    Where, during or after Controlled Market Start-Up, a Host PES who has been unable to receive Messages on the Data Transfer
Network for the provision of the Service requested under Clause
17.1 subsequently becomes able to do so, that Host PES shall notify all Suppliers Registered on its MPAS Registration System of
that fact.
17.3    Where the Host PES can receive a Message on the Data Transfer
Network for the provision of the Service requested under Clause
17.1, the Host PES shall provide both the Suppliers with the other's identity.  Where the Host PES Rejects the Message it shall notify the Supplier of its Rejection and all the reasons for so doing.
17.4    Where the Host PES cannot receive a Message on the Data
Transfer Network, (otherwise than as a result of a failure of the
Data Transfer Network) for the provision of the Service requested under Clause 17.1 and the Host PES receives the Supplier's manual request pursuant to Clause 17.1 by 15:00 hours on an Operational
Working Day, it shall provide both the Suppliers with the other's identity by 06:00 hours on the following Operational Working Day provided that where the total number of manual requests received pursuant to Clause 17.1 to be responded to by that Host PES
would otherwise exceed 50 in any Operational Working Day the
Host PES shall use its reasonable endeavours to provide as many responses as possible but shall only be required to provide the first
50 responses requested on that Operational Working Day.  Such responses shall be provided in the following manner:
	17.4.1  a maximum of 5 responses per Supplier or Data
Aggregator, allocated in the order in which those requests
are received; and
	17.4.2  where Clause 17.4.1 has been complied with, any extra requests which have been received shall be provided in the
order in which they were received.
Any extra requests in excess of 50 requested in any Operational
Working Day or any received after 15:00 hours on an Operational
Working Day in relation to which the Host PES has not provided responses shall be deemed to have been requested at the start of the following Operational Working Day.
17.5    Each Host PES shall offer the Services pursuant to Clause 17.1 and
17.3 during the period of Controlled Market Start-Up for that Host
PES where it does not automatically notify each Supplier of the other relevant Supplier's identity pursuant to the procedures contained in Clauses 15 and 16.  The Host PES shall cease to automatically notify each Supplier of the other relevant Supplier's identity after the end of Controlled Market Start-Up for that Host
PES.
17.6    The relevant Host PES shall not be required to check the validity of any request made in accordance with Clause 17.1 except to check that the Supplier requesting the information is the New or Old
Supplier in relation to the relevant Metering Point in relation to the relevant Registration.
18.     ERROR RECTIFICATION
18.1    Each Supplier shall use its reasonable endeavours to check any notice it receives from a Host PES pursuant to Clause 15 for errors and in particular where it is a New Supplier to check data item 5 of
Schedule 2 for the relevant Metering Point.  Where data item 5 of
Schedule 2 for a Metering Point indicates that the Metering Point is a Related Metering Point, the New Supplier shall use its reasonable endeavours to ensure that all other relevant Related Metering
Points are Registered at the same time either in accordance with
Clause 15 or this Clause 18.
18.2    Where an Old Supplier has raised an objection pursuant to Clause
16.1.5, the Old Supplier for a particular Metering Point shall, on request by a New Supplier as soon as reasonably practical, notify that New Supplier of all Related Metering Points for that Metering
Point for which the Old Supplier is or has been Registered.
18.3    Where the Old Supplier for a particular Metering Point reasonably believes that the New Supplier has either erroneously Registered for a particular Metering Point or has Registered for a Related
Metering Point without registering all other relevant Related
Metering Points it shall either:
	18.3.1  raise an objection if it may pursuant to Clause 16.1 within the time limits set out in Clause 16; or
	18.3.2  contact the New Supplier as soon as possible using the facility provided under Clause 17, if necessary.
Where the Old Supplier raises an objection pursuant to Clause
18.3.1 it may also contact the New Supplier using the facility under
Clause 17 if necessary.
18.4    Where the New Supplier for a particular Metering Point reasonably believes that it has either erroneously Registered for that Metering
Point or has Registered for a Related Metering Point without registering all other relevant Related Metering Points it shall either:
	18.4.1  where it has Registered a Related Metering Point without its associated Related Metering Point(s) and the Old Supplier
has not objected to its original registration apply for
Registration for the relevant Related Metering Point(s) as
soon as reasonably practicable.  Where the Supplier makes
such an application but does not apply in sufficient time to ensure that it receives confirmation from the Host PES
before it commences supplying electricity through the
relevant Related Metering Points it shall contact the Old
Supplier as soon as possible using the facility provided
under Clause 17, if necessary; or
	18.4.2  contact the Old Supplier as soon as possible using the facility provided under Clause 17, if necessary.
18.5    Where either the relevant Old Supplier or New Supplier contacts the other pursuant to Clause 18.3 or 18.4, these Suppliers shall agree the appropriate method for rectifying the error or registering all other relevant Related Metering Points.  This may include:
	18.5.1  the Old Supplier objecting to the New Supplier's application under Clause 16 within the time limits set out in Clause 16;
or
	18.5.2  the Old Supplier withdrawing its objection; or
	18.5.3  the New Supplier Registering all relevant Related Metering
Points before it commences supplying electricity through the
Related Metering Point(s) and if necessary the Old Supplier
removing its objection under Clause 16 within the time
limits set out in Clause 16; or
	18.5.4  the Old Supplier applying for Registration in relation to the
Metering Point where the New Supplier has registered the
relevant Metering Point in error; or
	18.5.5  the New Supplier applying for Registration in relation to the other associated Related Metering Points after the time
period indicated in Clause 18.5.3.
18.6    The Suppliers shall, as soon as reasonably practicable, settle any costs incurred as a result of implementing any methods to correct errors or as a result of those errors including those outlined in
Clause 18.5 between them including any settlement costs that are incorrectly allocated to the Suppliers and any costs incurred as a result of registering any relevant Related Metering Points at a later time to the associated Related Metering Points.
19.1    RETROSPECTIVE AMENDMENT OF MPAS
REGISTRATION SYSTEM
19.1    Subject to Clause 19.2 and where the procedures detailed in Clause
18 cannot be used, the Old Supplier and New Supplier may request the relevant Host PES to amend the MPAS Registration System
manually to rectify an erroneous Registration.   The Host PES shall,
where the Host PES has received a joint written confirmation from the Old Supplier and the New Supplier agreeing to the amendment to the MPAS Registration System and any associated charges,
undertake the manual amendment in the limited circumstances set out in guidelines established by MEC, at a charge to be agreed
between the relevant Host PES and the relevant Suppliers.   Such
guidelines shall be established by MEC in consultation with all parties as soon as practicable after the date of this Agreement.
19.2    The parties agree to instruct MEC, as soon as reasonably
practicable after the date of this Agreement, to review the Services to establish what changes would be required to introduce an
electronic retrospective amendment facility and whether, in the light of all relevant facts and circumstances, such a facility should be introduced and if so, when and what that facility should be.  The facts and circumstances to be considered by MEC shall include:
	19.2.1  the results of any impact assessment which MEC has
requested any Host PES to carry out on its MPAS
Registration System;
	19.2.2  what situations could give rise to the requirements to amend the MPAS Registration Systems retrospectively;
	19.2.3  whether the procedures set out in Clause 18 in practice provide adequate solutions to the situations outlined under
Clause 19.2.2;
	19.2.4  what effect any enhanced functionality, if needed, would have on any interfacing systems and what corresponding
changes would be required to those systems if any enhanced
functionality to the MPAS Registration Systems were to be
introduced;
	19.2.5  what effect any enhanced functionality, if needed, would have on Accreditation requirements;
	19.2.6  the funding and charging implications of any enhanced functionality, if needed; and
	19.2.7  the appropriate allocation of liability arising from the implementation of the enhanced functionality, if needed.
19.3    Where as a result of the review carried out pursuant to Clause 19.2,
MEC decide that enhanced functionality is required they shall notify the Host PES and indicate an appropriate timescale for the
introduction of the enhanced functionality into the Host PES MPAS
Registration Systems.  Each Host PES shall implement such
enhanced functionality in accordance with the timescale set out by
MEC.
19.4    Prior to any enhanced functionality being introduced into the Host
PES MPAS Registration Systems in accordance with Clause 19.3,
MEC shall develop procedures specifying when and how the parties can amend retrospectively the MPAS Registration Systems.  Such procedures shall apply instead of Clause 19.1 in respect of each
Host PES from the date that each Host PES has implemented
successfully the enhanced functionality into its MPAS Registration
System.
20      NEW CONNECTIONS, NEW METERING POINTS AND
REGISTRATION OF NEW SUPPLY NUMBERS
20.1    Where a Host PES's Distribution Business:
	20.1.1  creates a new connection to Premises from its Distribution
System (a "New Connection") and hence creates a new
Metering Point; or
	20.1.2  in circumstances other than those set out in Clause 20.1.1, agrees with a Supplier that a new Metering Point should be
created; or
	20.1.3  decides to enter a new Metering Point onto its MPAS
Registration System,
(in each circumstance a "New Metering Point")
it shall ensure that a Skeleton Record for the new Metering Point is entered on its MPAS Registration System, in the case of Clause
20.1.1 no later than the end of the second Operational Working
Day following completion of the works associated with the New
Connection and in the case of Clauses 20.1.2 or 20.1.3 no later than the end of the second Operational Working Day following its
agreement with the Supplier or its decision to enter a new Metering
Point.
20.2    A Valid Application for Registration in relation to a New Metering
Point is one that:
	20.2.1  contains values that the Supplier has identified as
representing data items 1 to 3, 8 and 10 of Schedule 2 for
the New Metering Point against which it wishes to Register
which are Accepted on the relevant MPAS Registration
System;
	20.2.2  is received by the relevant Host PES no later than the last
Operational Working Day before the Supply Start Date
included in the Supplier's application under Clause 20.2.1
and no more than 28 days in advance of that date; and
	20.2.3  relates to a New Metering Point that has a Skeleton Record entered for it in the relevant Host PES's MPAS Registration
System.
20.4    The Supplier may also include in its Application for Registration for a New Metering Point the values for other data items that are the
Supplier's responsibility in Schedule 2 for that New Metering Point.
However, if the Supplier includes the Energisation Status in its
Message and all the other data items that are the Supplier's responsibility under Schedule 2 have not been included or data item
6 in Schedule 2 for that New Metering Point is not included in the
Skeleton Record, the Host PES shall Reject the Message and shall inform the Supplier that such Message has been Rejected together with all the reasons for its Rejection.  Each Host PES may also
Reject an Application for Registration which contains values for other data items in the MPAD for the relevant New Metering Point if they are not provided in the combinations required under that
Host PES's Validation Procedures.
20.5    Where the Host PES receives a Valid Application for Registration from a Supplier in relation to a New Metering Point which it does not Reject in accordance with Clause 20.4, it shall Register the
Supplier and shall notify the Supplier and, where data item 14 has a value other than null and, where such persons are identified in respect of the New Metering Point the Data Aggregator that the
Supplier has been Registered for that New Metering Point. The
Supplier shall be deemed responsible for the supply of electricity through the relevant New Metering Point from the Supply Start
Date included in its Valid Application for Registration.
20.7    The Supplier shall use its reasonable endeavours not to commence supplying electricity through any Metering Point until it has received from the relevant Host PES a notice confirming its
Registration in respect of the relevant Metering Point or (if later)
the Supply Start Date specified in the Supplier's Application for
Registration.  The relevant Host PES shall not be responsible for ensuring that the Supplier complies with the requirements of this
Clause 20.7.  Where the Supplier is unable to comply with the provisions of this Clause 20.7 due to the relevant Host PES's failure to send out a notice confirming its Registration within the timescale indicated in Clause 14.3, that Supplier shall be deemed not to be in breach of the obligation set out in this Clause 20.7.
20.8    Where a Host PES receives an Application for Registration for a
New Metering Point from a Supplier which is not a Valid
Application for Registration, it shall Reject the Application for
Registration and shall notify the Supplier that the application has been Rejected together with all the reasons for its Rejection.
Notwithstanding Clause 20.2.2, the MPAS Registration Systems of
some Host PESs may not Reject an otherwise Valid Application for
Registration if the Application for Registration is received after the date that is the last Operational Working Day before the Supply
Start Date included in the Supplier's Application for Registration.
20.10   The Supplier shall notify the Host PES as soon as reasonably practical of the other data items for which the Supplier is identified as being responsible in Schedule 2, where it has not already done so pursuant to Clause 20.4.  Such data items may be provided at the same time or at different times provided that where the relevant
Host PES's Validation Procedures require such data items to be provided in particular combinations, the Supplier shall provide such combinations of data items at the same time.  On each occasion that the Supplier provides such information and the Host PES Accepts such information it shall confirm its Acceptance to the Supplier and, where data item 14 has a value other than null, where such person is identified in respect of the New Metering Point, the Supplier's
Data Aggregator.  Where the information is not Accepted, the Host
PES shall Reject such information and shall inform the Supplier that the Message has been Rejected together with all the reasons for its
Rejection.
21      DE-REGISTRATION OF SUPPLY NUMBERS
21.1    Where a Host PES receives a De-Registration Notice from its
Distribution Business and such notification is Accepted on the Host
PES's MPAS Registration System, the Host PES shall note on its
MPAS Registration System that no further Registrations can be made in respect of the relevant Metering Point.  Where the Host
PES does not Accept the Message, it shall Reject the Message and shall inform its Distribution Business that the Message has been
Rejected and all the reasons for such Rejection.
21.2    The Host PES shall send the Supplier that is Registered in respect of that Metering Point at the date included in the De-Registration
Notice sent under Clause 21.1 and that Supplier's Data Aggregator and any Data Aggregator that the Supplier may have appointed for a future date and, if relevant, any New Supplier that has sent a
Valid Application for Registration in respect of the Metering Point for a Supply Start Date after that date together with that New
Supplier's Data Aggregator a Message stating that the Host PES has noted that no further Registrations may be made against the relevant Metering Point, and that from the date that the Metering
Point is De-Registered, the Supplier shall no longer be liable for supply to that Metering Point
21.3    Each Host PES shall ensure that any record of any details relating to a Metering Point shall not be removed from its MPAS
Registration System into archiving until at least 2 years after the date of receipt of the De-Registration Notice received pursuant to
Clause 21.1, but such Metering Point shall not be included in any reports provided by the Host PES pursuant to Clause 27 after receipt of the De-Registration Notice.
22      FULL REFRESH
Procedure for Full Refreshes to Suppliers and Data
Aggregators
22.1    A Supplier or Data Aggregator may request a Full Refresh from a
Host PES.  The Supplier or Data Aggregator shall provide any such request using a mode of communication permitted under Clause 46.
22.2    Where the Host PES receives the Supplier's or Data Aggregator's request under Clause 22.1, it shall respond within 1 Operational
Working Day of receipt of such request sent pursuant to Clause
22.1, indicating  a scheduled date for the delivery of the Full
Refresh.  A Host PES shall be required to provide such Full Refresh within 15 Operational Working Days of receipt of that request, provided that where more than 3 requests are received within a 5
Operational Working Day period, the Host PES shall use its
reasonable endeavours to provide as many Full Refreshes as
possible, but shall only be required to provide Full Refreshes in response to the first 3 requests received during that 5 Operational
Working Day period within 15 Operational Working Days of the request.  Any further requests received during that 5 Operational
Working Day period shall be deemed to have been received on the fifth Operational Working Day after the Operational Working Day on which the first request was received.  Where the request for a
Full Refresh is Rejected, the Host PES shall, within 1 Operational
Working Day, inform the relevant Supplier or Data Aggregator that the request has been Rejected together with all the reasons for that
Rejection.
22.3    The relevant Host PES shall send the Full Refresh requested pursuant to Clause 22.1 to the relevant Supplier or Data
Aggregator on a CD ROM or by another electronic method agreed between the Host PES and Supplier or Data Aggregator, as
appropriate, so that it is deemed to be received by the relevant
Supplier or Data Aggregator by the scheduled date for delivery indicated in Clause 22.2.
23.     SELECTIVE REFRESHES
Procedure for Selective Refreshes to Suppliers and Data
Aggregators
23.1    Where a Supplier or Data Aggregator requires a Selective Refresh of data from a Host PES, it shall submit a request for a Selective
Refresh to the relevant Host PES.  The Supplier or Data
Aggregator shall provide such request using a mode of
communication permitted under Clause 46.
23.2    Where the Host PES receives the Supplier's or Data Aggregator's request pursuant to Clause 23.1 by 15:00 hours on an Operational
Working Day , it shall provide the Supplier or Data Aggregator with the Selective Refresh by 06:00 hours on the following
Operational Working Day, provided that where the total number of
Selective Refreshes to be provided by that Host PES would
otherwise exceed 50 in any Operational Working Day, the Host
PES shall use its reasonable endeavours to provide as many
Selective Refreshes as possible but shall only be required to provide
50 Selective Refreshes requested on that Operational Working Day.
Such Selective Refreshes shall be provided in the following manner:
23.2.1  a maximum of 5 Selective Refreshes per Supplier or Data
Aggregator, allocated in the order in which those requests
are received; and
23.2.2  where Clause 23.2.1 has been complied with, any extra requests which have been received shall be provided in the
order in which they were received.
Any extra Selective Refreshes in excess of 50 requested in any
Operational Working Day or any received after 15:00 hours on an
Operational Working Day in relation to which the Host PES has not provided responses shall be deemed to have been requested at the start of the following Operational Working Day.  Where the request for a Selective Refresh is Rejected, the Host PES shall, within 1 Operational Working Day, inform the relevant Supplier or
Data Aggregator that the request has been Rejected together with all the reasons for that Rejection.
24.     CHANGES AND CONFIRMATIONS OF DATA
Procedure for changes to data items for which the Host PES is responsible
24.1    Where a Host PES is notified by its Distribution Business of any changes to data items for which it is stated to be responsible as
Host PES in Schedule 2 (and any corresponding dates from which those changes will be effective) in respect of any Metering Points that are Registered on the Host PES's MPAS Registration System
and such notice is Accepted on the Host PES's MPAS Registration
System, the Host PES shall update its MPAS Registration System with the information within 1 Operational Working Days of
receiving such notification, and, after updating its MPAS
Registration System, shall notify the Supplier that is Registered for the affected Metering Point(s) and that Supplier's Data Aggregator
(apart from where the change relates to data item 9 in Schedule 2)
and, if relevant, any New Supplier that has sent a Valid Application for Registration in respect of the Metering Point for a Supply Start
Date after the date of amendment together with that New
Supplier's Data Aggregator (apart from where the change relates to data item 9 in Schedule 2) of such changes.  The Host PES shall acknowledge to its Distribution Business that such change has taken place.  Where the Host PES Rejects such changes it shall notify its Distribution Business that such changes have been
Rejected and all the reasons for that Rejection.
Procedure for changes to data items for which Supplier is
responsible
24.2    Subject to Clause 16.7, a Supplier may only provide changes to data items for which it is stated to be responsible in Schedule 2
(apart from data item 10) for any Metering Point from the date that the Host PES Registers a Valid Application for Registration for
that Supplier in relation to that Metering Point, such changes to take effect from the later of the Supply Start Date for that Supplier or the date from which such change is to take effect.
24.3    The Supplier shall notify the Host PES of any changes to data items
(and any corresponding dates from which those changes will be effective) for which it is stated to be responsible in Schedule 2
(other than data items 7, 8 and 10) in respect of Metering Points for which it is Registered on the Host PES's MPAS Registration
System within 5 Operational Working Days of such changes taking effect, or becoming aware that such changes  are required
whichever is the later.  The Host PES validation rules shall not prevent the Supplier changing data items for which it is responsible
(other than data items 7, 8 and 10) at any time up to Final
Reconciliation Run.
24.4    Where the Host PES Accepts the changes provided by the Supplier under Clause 24.3, it shall update its MPAS Registration System to reflect the changes.  Where a change is made to data item 13 of
Schedule 2, the Host PES shall notify the Data Aggregator that was appointed in relation to the Metering Point before the change, the
Data Aggregator that the Supplier has appointed in its place, the
Supplier, any New Supplier that has sent a Valid Application for
Registration in respect of the Metering Point for a Supply Start
Date after the date of amendment and its Distribution Business that such change has been made after it has Accepted the change.
Where changes are made to any other data items for which the
Supplier is stated to be responsible under Schedule 2 (other than data items 7, 8 and 10) the Host PES shall notify the relevant
Supplier and that Supplier's Data Aggregator (apart from where the change relates to data items 5 or 11) and, if relevant, any New
Supplier that has sent a Valid Application for Registration in respect of the Metering Point for a Supply Start Date after the date of amendment together with that New Supplier's Data Aggregator
(apart from where the change relates to data items 5 or 11) and its
Distribution Business that such changes have been made.  Where the Host PES does not Accept the changes provided by the
Supplier under Clause 24.3 it shall Reject such changes and shall notify the Supplier of such Rejection and all the reasons for such
Rejection.
Procedure for changes and confirmations of Market Domain
Data
24.5    Where the Host PES receives Market Domain Data, it shall
acknowledge receipt of the information to the Initial Settlement and
Reconciliation Agent,  within 1 Operational Working Day of
receipt.  Where the Host PES receives the Market Domain Data and such information is in the correct format and not corrupt it shall update its MPAS Registration System as soon as reasonably
practicable and no later than within 5 Operational Working Days with the information.  Where the Host PES receives the Market
Domain Data and such information is in the incorrect format or corrupt or otherwise cannot be entered by that Host PES into its
MPAS Registration System it shall notify the Initial Settlement and
Reconciliation Agent,  that it has rejected the Market Domain Data within 5 Operational Working Days of receipt.  Where the relevant
Initial Settlement and Reconciliation Agent, resends such
information such that the Host PES can enter it into its MPAS
Registration System, the Host PES shall acknowledge receipt of any such information re-sent within 1 Operational Working Day of receipt.  Acknowledgement of receipt from a Host PES's Gateway shall be deemed sufficient acknowledgement of receipt for the purposes of this Clause 24.
25.     RESENDS
Procedure for Resends to Suppliers and Data Aggregators
25.1    Where a Supplier or Data Aggregator requires the Host PES to re-
transmit one or more Files which was originally transmitted to the
Supplier or Data Aggregator during the period of 28 days prior to the date on which the Host PES receives a request for such re-
transmission ("Resend"), the Supplier or Data Aggregator shall provide the relevant Host PES with a request for a Resend,
indicating which Files it requires to be Re-sent and the reasons for the request.  The Supplier or Data Aggregator shall provide such request using any mode of communication permitted under Clause
46.
25.2    Where the Host PES receives the Supplier's or Data Aggregator's request under to Clause 25.1 by 15:00 hours on an Operational
Working Day, it shall provide the Supplier or Data Aggregator with the Resend by 06:00 hours on the following Operational Working
Day, provided that where the total number of Resends to be
provided by that Host PES would otherwise exceed 50 in any
Operational Working Day, the Host PES shall use its reasonable endeavours to provide as many Resends as possible but shall only be required to provide the first 50 Resends requested on that
Operational Working Day.  Such Resends shall be provided in the following manner:
25.1    a maximum of 5 Resends per Supplier or Data Aggregator,
allocated in the order in which those requests are received;
and
25.2    where Clause 25.2.1 has been complied with, any Resends
for which requests which have been received on that
Operational Working Day shall be provided in order in
which they were received.
Any requests for Resends in excess of 50 on any Operational
Working Day or any requests for Resends received after 15:00 hours on an Operational Working Day in relation to which the Host
PES has not provided responses, shall be deemed to have been requested at the start of the Following Operational Working Day.
25.3    For the purposes of Clause 31, each Host PES shall determine whether the original Message that is required to be Resent reached and was accepted on the Supplier's or Data Aggregator's Gateway before the Supplier or Data Aggregator submitted a request for a
Resend pursuant to Clause 25.1, and shall on request provide its
reasons for such determination.   The Host PES shall only levy a
charge pursuant to Clause 31 for Resends where the Host PES
determines that the Message did reach the relevant Supplier's or
Data Aggregator's Gateway.
27.     REPORTING
27.3    Each Host PES in Scotland shall provide SESL with a report in a format to be agreed by the affected parties within 10 Operational
Working Days after each Quarter Day, detailing by Supplier the number of Metering Points divided by measurement class,
Registered on that Host PES's MPAS Registration System that as at the Quarter Day have the 1998 Trading Arrangement Indicator set to 'Y' and data item 14 of Schedule 3 set to energised.
27.4    Each Host PES in Scotland shall provide the secretary to the
Performance and Assurance Accreditation Panel with a report, in a format to be agreed by the affected parties, within 10 Operational
Working Days after each Quarter Day, detailing by Supplier the number of Metering Points Registered on that Host PES's MPAS
Registration System that, as at the Quarter Day have the 1998
Trading Arrangement Indicator set to 'Y'.
27.5    Each Host PES in Scotland shall provide the secretary to the
Performance Assurance and Accreditation Panel with a report in a format to be agreed by the affected parties within 10 Operational
Working Days of receiving a  request from the Performance
Assurance and Accreditation Panel, , detailing the Supply Numbers
Registered against each Supplier on that Host PES's MPAS
Registration System as at the date specified by the Performance
Assurance and Accreditation Panel.  Such report shall classify the information by Bulk Supply Point Group as relevant to the Host
PES.  Within each Bulk Supply Point Group, the information shall be categorised by Measurement Class.  Where there are non-half hourly Measurement Classes covered by such a report, that
information shall be further categorised and sub-divided by Profile
Class.
27.6    Where the Host PES receives a request from a Data Aggregator to notify it of the last File sequence number sent to that Data
Aggregator, that Host PES shall within 1 Operational Working Day notify the Data Aggregator by telephone or facsimile of such number and the date on which the relevant File was sent.
27.7    Each Host PES shall provide all Suppliers the secretary to the
Performance Assurance and Accreditation Panel and the Director,
within 10 Operational Working Days of the end of each calendar month, with a report in a format to be agreed by the affected parties in detailing its performance against the requirements set out in
Clauses 14.4 and 14.5 during the Quarter relevant to that calendar month, unless a party requests the Host PES not to provide it with such a report.  This report shall also detail the Host PES's performance against Clauses 17.4, 22.2, 22.3, 23.2, and 25.2.
28.     ACCURACY VALIDATION OF DATA AND MESSAGE
PROCESSING
28.1    Each Supplier shall use its reasonable endeavours to ensure that any data items, for which it is deemed responsible for under Schedule 2, that it submits to a Host PES pursuant to this Agreement are complete and accurately reflect the circumstances relating to the relevant Metering Point.
28.2    Each Host PES shall use its reasonable endeavours to ensure that:
28.2.1  any data that it provides under this Agreement are complete, in the correct format and are consistent with the information provided to the Host PES, and are sent to the correct
recipient;
28.2.2  in relation to any Metering Point within its Authorised Area, data items 1, 2, 3, 15 and 20 in relation to any Metering
Point are complete and accurately reflect the circumstances
relating to that Metering Point; and
28.2.3  any data with which the Host PES initially populates the relevant data items on the MPAS Registration System are
complete and accurately reflect the circumstances relating to that Metering Point at the time at which the Host PES
initially populates those data items.
Validation Procedures
28.3    Each Host PES shall notify each Supplier of the Validation
Procedures which it applies to Messages received and sent by that
Host PES's MPAS Registration System as at the date of this
Agreement on or before the date of this Agreement ("Validation
Procedures").
28.4    Each Host PES in Scotland shall ensure that its Validation
Procedures comply with the Scottish Settlements validation
requirements set out in Schedule 11.
28.5    Where a Host PES proposes to change its Validation Procedures which it applies to Supplier Messages, it shall notify all Suppliers and SESL of any proposed changes to Validation Procedures at least 15 Operational Working Days before it proposes that such changes shall take effect.
28.6    Unless before the expiry of 15 Operational Working Days after receipt of the notification sent in accordance with Clause 28.5 any party gives notice to MEC that such changes should be considered as if it were a change to this Agreement, such change shall take effect (subject to Clause 28.4) from the date indicated in the notice sent pursuant to Clause 28.5.
28.7    Where a party gives notice in accordance with Clause 28.6, such proposed change shall be treated as if it were a proposal to change this Agreement and the procedures set out in Clause 9 shall be followed.  Where, in the opinion of the relevant Pool MEC Member or SESL Member, the proposed change relates to or will affect the
Priority Provisions such proposed change shall be treated as a
Change Proposal and the appropriate procedures set out in Clause
9 shall be followed.
28.8    In the event of any inconsistency between the provisions of this
Agreement and any Host PES's Validation Procedures, the
provisions of this Agreement shall prevail.
Message Processing
28.9    Where transmission of a Message by a Host PES's MPAS
Registration System fails the validation procedures of a Data
Aggregator to whom it was sent, the Data Aggregator shall attempt to resolve the failure and validate the Message.  If the Data
Aggregator is unable to resolve the failure, it shall notify the Host
PES, who shall use its reasonable endeavours to identify the cause of the failure.  If the Host PES identifies the cause of the failure to be:
28.9.1  a fault on the Data Transfer Network, the Host PES shall treat the failure as a request for a Resend and the provisions of Clause 25 shall apply; or
28.9.2  a fault of that Host PES's MPAS Registration System, the
Host PES shall use its reasonable endeavours to resolve the
failure; or
28.9.3  a fault of the Data Aggregator, the Host PES shall notify the Data Aggregator of that fact.
	If the Host PES is unable to resolve the failure, or identifies the cause of the failure to be the fault of the Data Aggregator in accordance with Clause 28.9.3, it shall notify the  relevant Supplier who appointed that Data Aggregator, of that fact, and that Supplier may refer the matter to the MRA Disputes Committee.
29.     CHANGE OF SUPPLIER METER READING
29.2    The Old Supplier and the New Supplier shall be bound by the
Requirements on change of supplier from an Old Supplier to a New
Supplier set out in the following provisions, forming part of the
Pooling and Settlement Agreement, as amended from time to time and to the extent applicable:
29.2.1  clause 1.3.3 and 1.3.2.3 of Service Line SL130;
29.2.2  clauses 2.2.3, 3.2.3, 2.2.7 and 3.2.7 of Agreed Procedure
AP502;
29.2.3  clauses 1.3.3, 1.5.3.5, 1.5.4.1 and 1.5.4.2  of Service Line
SL120;
29.2.4  clauses 2.2.6 ,3.2.6 and 4.4 of Agreed Procedure AP504;
29.2.5  sections 50.3 and 51.3 of the Pool Rules; and
29.2.6  Schedule 26 of the Pooling and Settlement Agreement,
and the equivalent provisions of the Settlement Agreement for
Scotland, where appropriate.
30.     RECORDS, AUDIT AND NON-FUNCTIONAL
REQUIREMENTS
30.1    Each Host PES shall ensure that it securely maintains a historical record of all data items that have been held in respect of a Metering
Point on its MPAS Registration System and that such records are fully auditable, so that a full historical record is maintained for the 7 years following initial settlement date in relation to any particular data item, the two most recent years being held on-line.
30.2    Each Host PES shall ensure that it retains copies of all Messages sent and received in providing Services for at least three years after the Messages have been sent or received.
30.3    Each Host PES in Scotland shall ensure that the Market Auditor has access at reasonable times and on reasonable notice to:
30.3.1  those records maintained by the Host PES pursuant to
Clause 30.1;
30.3.2  any software, hardware, data or information held by the
Host PES or its agents where reasonably required by the
Market Auditor to fulfil its obligations under the relevant
Settlement Agreement;
30.3.3  the relevant parts of the Host PES's premises; and
30.3.4  relevant staff members of the Host PES, for a reasonable length of time in any one year.
30.4    On request by the Market Auditor, as the case may be, each
Supplier shall ensure that the Market Auditor has access at
reasonable times and on reasonable notice to:
30.4.1  any records, maintained by the Supplier in relation to any
Metering Point for which it is or has been Registered, in the
7 years prior to the date of that request;
30.4.2  any software, hardware, data or information held by the
Supplier or its agents where reasonably required by the
Market Auditor to fulfil its obligations under the relevant
Settlement Agreement;
30.4.3  the relevant parts of the Supplier's premises; and
30.4.4  relevant staff members of the Supplier for a reasonable length of time in each year.
30.5    Each Host PES in Scotland shall ensure that during the course of this Agreement its MPAS Registration System complies with the requirements set out in Appendix 1 to Schedule 7.
41.     CONTRACT MANAGEMENT
41.1    Each party shall appoint an appropriate person (each a "Contract
Manager" and together the "Contract Managers") to manage all matters arising under or in connection with this Agreement and to monitor the general operation of this Agreement.
41.2    Each Contract Manager appointed by a party shall ensure that procedures are in place in respect of that party to ensure that there is adequate support for operations provided under this Agreement and timely resolution of problems that may occur including a point of contact to process and resolve such problems.
41.3    At times determined by MEC a meeting of Contract Managers shall be convened to consider each of the reports contained in Clause
27.7 in relation to:
41.3.1  performance against Service Levels; and
41.3.2  issues arising from those reports and actions to remedy any problems arising from those reports.
41.4    Each party shall notify the others in accordance with the provisions of Clause 46 of the name and contact details of the Contract
Manager appointed by it for the purposes of this Agreement from time to time.
45.     DATA TRANSFER
45.1    Where Schedule 3 specifies a Data Transfer Catalogue reference number in relation to any notice, request or other communication, such notice, request or communication shall be sent in the format and with the content described under such reference in the Data
Transfer Catalogue, as amended from time to time, and shall be transmitted by the means specified in Schedule 3.
45.2    Nothing in this Agreement shall prevent any two parties from agreeing to the use of an alternative method of transmission for any communication between those two parties from that set out in
Schedule 3, whereupon the terms of this Clause 45 shall not apply to that notice, request or other communication.
45.5    Where any provision of this Agreement refers to receipt of a
Message or notification by a Host PES pursuant to Clauses 15.10,
15.14, 16.7, 16.9, 17.3, 20.5, 20.8, 20.10, 20.11, 21.1, 24.1, 24.3
or 24.5 the date of such receipt shall be deemed to be the date on which it is received where such Message or notification is received prior to 18:00 hours on an Operational Working Day.  Where such
Message or notification is received at or after 18:00 hours on an
Operational Working Day, the date of receipt of such Message or notification shall be deemed to be the next Operational Working
Day.
45.6    If the Data Transfer Network or any relevant part of such network is at any time for any reason unavailable for the sending of
Messages between any affected parties, then during the period of unavailability:
45.6.1  the parties shall use 8mm DAT tape to send any notice, request or other communication that this Agreement would
otherwise require to be sent via the Data Transfer Network
and take reasonable steps to process any notices, requests
or other communications received within their own systems
as promptly as possible;
45.6.2  where other means are used in accordance with Clause
45.6.1, the parties shall be relieved from any service levels set out in this Agreement relating to any affected notice,
request or other communication (except to the extent that
this Agreement expressly provides for alternative levels in
such circumstances) but shall use their reasonable
endeavours to send such notice request or other
communication as soon as reasonably practicable; and
45.6.3  to the extent that no such other means are practicable given the nature of the communication and the surrounding
circumstances, such unavailability of the Data Transfer
Network shall be deemed (to the extent not caused by a
breach by any party of the Data Transfer Service
Agreement) to constitute a circumstance of Force Majeure
for the purposes of this Agreement.
47.     ASSIGNMENT AND SUB-CONTRACTING
47.1    Subject to Clause 47.2, and except as provided elsewhere in this
Agreement no party shall assign any of its rights under this
Agreement without the prior written consent of all other parties to this Agreement, such consent not to be unreasonably withheld.



APPENDIX 1 TO SCHEDULE 7
Non Functional Requirements


1. ACCESS RESTRICTIONS
Commercial Role Restrictions
1.1 Subject to Clause 35, each Host PES in Scotland shall implement and maintain controls to ensure that the data held by its MPAS Registration System remains confidential.
1.2 Subject to Clause 35, each Host PES in Scotland shall only permit access to such data to people whose job responsibilities include the operation, support or audit of its MPAS Registration System.
1.3 Each Host PES in Scotland shall ensure that the operation of its MPAS Registration System is kept strictly outside that Host PES in Scotland's Supply Business activities and management structure.
1.4 The provisions of paragraphs 1.1 to 1.3 of this Appendix 1 only relate to the Host PES in Scotland's obligations in relation to this Schedule 7.
2. RESTRICTIONS RELATING TO BOTH PHYSICAL AND
SYSTEM ACCESS
2.1 Each Host PES in Scotland shall implement and maintain controls within its MPAS Registration System to ensure that risk of intentional errors or fraud is minimised.
2.2 In order to meet the obligations stated in paragraph 2.1 to this Appendix 1, each Host PES in Scotland shall implement and maintain at least the following controls within its MPAS
Registration System:
2.2.1 access restrictions to computer hardware such as terminals, cables, tapes and disk drives; and
2.2.2 access restrictions to software and data including systems level access, application level access, and access to particular programs and system output.
2.3 Each Host PES in Scotland shall implement and maintain the controls as stated in paragraph 2.1 to this Appendix 1 throughout the term of this Agreement, and shall ensure that these encompass system developers, system users, and any other relevant parties.
2.4 In order adequately to discharge its obligations under paragraph 2 to this Appendix 1 each Host PES in Scotland shall be expected to implement and maintain at least the following:
2.4.1 a security policy, which shall be communicated to all relevant parties throughout the organisation and strongly endorsed by top management;
2.4.2 procedures to ensure periodic reviews of security policy;
2.4.3 controls to ensure the clear ownership of data and all significant information assets, which include information, software, and physical assets.
2.5 Any Host PES in Scotland that complies with BS 7799 on
Information Security Management shall be deemed to have achieved the required level of security for the purposes of this paragraph 2.
3. PHYSICAL ACCESS RESTRICTIONS
3.1 Each Host PES in Scotland shall appropriately restrict access to hardware, including terminals, disk drives, cables, and tapes relevant to its MPAS Registration System.
3.2 Each Host PES in Scotland shall monitor the security of hardware relevant to its MPAS Registration System.
3.3 In order to comply with paragraph 3.1 to this Appendix 1, each Host PES in Scotland shall implement and maintain at least the following controls to its MPAS Registration
System:
3.3.1 locking computer rooms containing hardware relating to its MPAS Registration System;
3.3.2 restricting access to buildings containing computer equipment relating to its MPAS Registration
System;
3.3.3 restricting access to documentation relating to the movements of computer hardware relevant to its MPAS Registration System.
4. SYSTEM ACCESS RESTRICTIONS
4.1 Each Host PES in Scotland shall appropriately restrict access to software and data relating to its MPAS
Registration System, including restricting systems level access (both locally or remotely), application level access, and access to particular programs using effective passwords.
4.2 Each Host PES in Scotland shall monitor the security of software relevant to its MPAS Registration System.
4.3 In order to comply with paragraph 4.1 to this Appendix 1, each Host PES in Scotland shall implement and maintain at least the following controls in respect of its Registration system:
4.3.1 password protection at system, application, and program level, and where appropriate at a more detailed level;
4.3.2 prevention of users from accessing the operating system prompt;
4.3.3 monitoring of attempted or actual access violations;
4.3.4 strong controls over access to special system privileges;
4.3.5 authentication of remote access attempts;
4.3.6 controls to safeguard the confidentiality and integrity of data passing over public networks;
4.3.7 controls to ensure that information is distributed only to the correct market participants;
4.3.8 restricted access to documents/systems forming part of the security system;
4.3.9 hardware/software mechanisms that can be independently evaluated to provide assurance that the system enforces the requirements of the security policy;
4.3.10 audit trails kept and protected so that actions affecting security can be traced to the responsible person.
5. SECURITY
Minimising the Risk of an Unwanted Cessation of Processing
5.1 Each Host PES in Scotland shall implement and maintain controls over computer operations in order to minimise the risk of an unwanted cessation of processing.
5.2 In order to comply with paragraph 5.1 to this Appendix 1, each Host PES in Scotland shall implement and maintain at least the following controls in relation to its MPAS
Registration System:
5.2.1 a documented security policy describing measures intended to prevent cessation of processing, which is communicated throughout the organisation to all relevant persons;
5.2.2 procedures to ensure periodic reviews of security policy;
5.2.3 virus detection and prevention measures, which are communicated to all users;
5.2.4 controls over computer operations to ensure that processing is executed in the correct sequence and that any dependencies between processes (e.g.
waiting for a File to be available before starting a batch program) are correctly taken into consideration;
5.2.5 monitoring of the performance of systems with procedures available to operators to deal with problems;
5.2.6 formal change control procedures;
5.2.7 adequate training of users, development staff, and operations staff;
5.2.8 adequate documentation to include at least user, operational, and system specification documentation;
5.2.9 appropriate maintenance arrangements for hardware and software;
5.2.10 system housekeeping procedures to maintain the integrity and availability of services;
5.2.11 support facilities;
5.2.12 clear responsibilities and procedures for systems operation and maintenance.
Minimising the Impact of an Unwanted Cessation of Processing
5.3 Each Host PES in Scotland shall implement and maintain controls over computer operations relevant to its MPAS
Registration System in order to minimise the impact of unwanted cessation of processing in order to:
5.3.1 ensure that data is correctly recovered and processing correctly resumed;
5.3.2 ensure that processing is resumed as soon as possible.
5.4 Each Host PES in Scotland shall implement and maintain adequate recovery procedures for both short and long term interruptions of processing in any or all of the systems.
These procedures shall wherever possible prevent, and otherwise detect and correct, any loss of transmitted data.
These procedures shall apply to all data, including archived data.
5.5 Each Host PES in Scotland in relation to its MPAS
Registration System shall perform any retrospective processing required in order to catch up with processing requirements after an interruption to processing.
5.6 Subject to Clause 30.1, each Host PES in Scotland shall archive data from its MPAS Registration System in a manner which will allow SESL or its agent to restore data should a market participant become unable to restore data.
5.7 In order to comply with paragraph 5.3.1 to this Appendix 1, each Host PES in Scotland shall implement and maintain at least the following controls in relation to its MPAS
Registration System:
5.7.1 a fully documented and tested disaster recovery plan;
5.7.2 backups of programs and data to ensure that essential data and software can be restored in the event of a disaster;
5.7.3 periodic testing of restoration of backed up data;
5.7.4 adequate insurance cover for hardware, communications and all line development and data including systems software and programs;
5.7.5 features within the DBMS software to safeguard data integrity in the event of a system failure, to include transaction logging.
6. AUDIT CONTROL
6.1 General Controls
Each Host PES in Scotland shall ensure that all controls devised to meet the requirements set out in Schedule 7:
6.1.1 effectively meet the relevant control objective(s);
6.1.2 are operated effectively throughout the period for which the control is relevant;
6.1.3 are verifiable, that is the control procedure shall be documented and the operation of the control shall be recorded.
6.2 Audit Trail
6.2.1 An adequately verifiable control for the purposes of paragraph 6.1 of Appendix 1 is one where:
(A) Processes are documented so that any party wishing to verify the processing has a description of its nature; and
(B) All processing is recorded and these records contain such cross references as are necessary to conveniently allow verification by tracing data through processing, both forwards and backwards.
6.2.2 In order to comply with paragraph 6.1. to this Appendix 1, each Host PES in Scotland shall implement and maintain an audit trail for its MPAS
Registration System which has at least the following characteristics:
(A) data shall be traceable from the data held in the MPAS Registration System to the source instruction and vice versa.
(B) data shall be stored on magnetic or optical media in a consistent format;
(C) each MPAS Registration System shall record the effective date of changes in responsibilities in accordance with the procedures set out in Clauses 15, 16 and 24;
(D) the data held on the MPAS Registration
System shall be maintained in accordance with Clause 30.1 in order to ensure completeness, accuracy, and timeliness. The changes to data held require the following:
(1) changes made shall be easily
identifiable;
(2) the effective date for those changes made;
(3) the authoriser of the change and their authority;
(4) an explanation of why the change
was made.
(E) Movement of Metering Points between
different MPAS Registration Systems shall be traceable;
(F) the MPAS Registration System shall be able to retrieve values of amended data in accordance with Clause 30 in order to ensure that a full transaction history is available.
6.3 Controls over the Development of MPAS
6.3.1 Each Host PES in Scotland shall implement and maintain controls over the development of its MPAS
Registration System to ensure that MPAS is correctly constructed and that the risk of unintentional errors arising from poor software, clerical procedures, or other causes, is minimised.
6.3.2 In order to comply with paragraph 6.3.1 to this Appendix 1, each Host PES in Scotland shall implement and maintain at least the following controls to its MPAS Registration System:
(A) testing of the system prior to going live, with test plans and results documented;
(B) systems documentation in sufficient detail to support ongoing operations and future maintenance;
(C) use of quality management.
6.4 Controls over Unintentional Errors
6.4.1 Each Host PES in Scotland shall implement and maintain controls over the processing of its MPAS
Registration System to ensure that the risk of unintentional errors arising and not being corrected in a timely fashion is minimised.
6.4.2 In order to comply with paragraph 6.4.1 to this Appendix 1, each Host PES in Scotland shall implement and maintain controls over input, processing and output, as well as over data and communications, in order to ensure that the rules for valid processing defined during system design, including those specified under the Settlement
Agreement for Scotland, are adhered to; and that the data held and processed by its MPAS Registration
System is accurate, complete, valid and not out of date.
6.4.3 In order to comply with paragraph 6.4.1 to this Appendix 1, each Host PES in Scotland shall implement and maintain at least the following controls:
(A) unique Supply Number Cores in order that the relevant Central Allocation System can work;
(B) validation checks to ensure that all mandatory data fields are present on Registration, and data is inputted accurately;
(C) controls to ensure that the Distribution
Business disconnects the correct Metering
Point within the MPAS Registration System;
(D) controls to ensure that standing data is complete, accurate and up-to-date (i.e.
consistent with the most recent valid input);
and that there have not been unauthorised or erroneous (i.e. invalid) changes;
(E) controls to ensure that Metering Points are allocated to the correct Bulk Supply Point
Group.
6.5 Implementation
6.5.1 Each Host PES in Scotland shall implement and maintain controls over the implementation of its MPAS Registration System to ensure that the risk of unintentional errors arising from incorrect implementation is minimised.
6.5.2 Each Host PES in Scotland shall ensure that
Migration of data onto MPAS is conducted in a controlled manner, with data validity checks carried out.
6.5.3 In order to comply with paragraph 6.5.1 in this Appendix 1, each Host PES in Scotland shall:
(A) ensure that users are adequately trained such that they are competent in the use of the system;
(B) use separate test and live environments;
(C) implement and maintain controls over the authorisation and co-ordination of transfers of data and programs from the test environment to the live environment;
(D) use a fully documented and repeatable system test model.
6.6 Constraints
6.6.1 Each Host PES in Scotland shall operate its MPAS
Registration System in line with the following constraints:
(A) the MPAS Registration System shall allow entry of new suppliers to the market and the exit of suppliers from the market.
(B) each Host PES in Scotland shall implement and maintain controls to its MPAS
Registration System to ensure Registration is made against the correct Metering Point.
(C) the MPAS Registration System shall enable the unambiguous identification of all
Metering Points and their previous and
current suppliers together with dates of any changes.

SCHEDULE 8
Services for which Charges are levied under this Agreement

Clause and Description
Clause 17
Contact Notice Facility (other than during Controlled Market Start Up)
Clause 19
Manual Amendment of Database
Clause 22
Full Refreshes (other than 1 per year per Data Aggregator)
Clause 23
Selective Refreshes
Clause 25
Resends when original transmission of data does reach Supplier's or Data
Aggregator's Gateway
Any references in Clauses 7-20 that refer to Rejections

Clause 27.2
For reports provided to the Settlement System Administrator provided that no charge shall be incurred for reports provided for the 6 month period commencing on the date of the first report.
Clause 27.5
Reports to Pool Executive Committee/Performance and Assurance
Accreditation Panel
Clause 27.6
Report to Data Aggregator detailing last file sequence number



SCHEDULE 9
Guidance on Metering Points

In the identification of any Metering Point, the following priorities shall apply:
1. The principles set out in paragraph 5.1 shall be applied, in accordance with the guidance set out in paragraph 5.2.
2. In the event of any conflict between the principles and the guidance, or where the guidance does not apply to a particular Metering
Point, the principles shall take precedence over the guidance and the guidance is not to be taken as any limitation on the principles.
3. If a Supplier and a Host PES dispute the application of the principles to any Metering Point, the Host PES decision on the matter shall be final and binding.
4. Nothing in the guidance shall be taken to oblige a Host PES to support or provide any particular Metering Point configuration in any particular case.
5.      Principles and Guidance
5.1     Principles
A Metering Point shall only exist for each supply of electricity where it is feasible for the supply to be provided by a separate supplier and the metering configuration can stand alone in terms of the accurate recording of consumption except in the case of Related
Metering Points where more than one Metering Point may exist.
5.2     Guidance
The existence of Metering Points will not solely be based on billing arrangements for suppliers of electricity existing prior to 1 April
1998.
The following examples provide descriptions of 19 metering configurations and states the number of Metering Points which may exist in the given circumstances.

Example 1.

The typical Metering Code of Practice 5 installation where a single point of supply is measured by a single CoP5 device.



No. of Metering Points = 1


Example 2

The typical traditional Metering Code of Practice 3 installation where a single point is measured by two meters, main and check, feeding a single
CoP 3 data recorder.


No. of Metering Points = 1


Example 3

The typical traditional Metering Code of Practice 3 installation where a single point of supply is measured by two meters, main and check, these are separate meter/recorder devices (typically two CoP 5 Devices) which measure and record the consumption. This is an example of what is commonly known as "totalising" in the current settlement arrangements.



No. of Metering Points = 1



Example 4

The typical traditional Metering Code of Practice 3 installation with two
(or more) feeders, each feeder is measured by two meters, main and check, which feed one data recorder.



No. of Metering Points = 1


Example 5

The typical Metering Code of Practice 3 installation where two (or more) feeders are measured by two meters, main and check, these are separate meter/recorder devices (typically four CoP 5 devices) which measure and record consumption. This is an example of what is commonly known as "totalising" in the current settlement arrangements.



No. of Metering Points = 1



Example 6

This is intended to represent a premise which may have several points of supply. In some circumstances these have been treated independently, in others they have been "totalised". These metering arrangements may be half hourly or non-half hourly.



No. of Metering Points = 2


Example 7

Multiple electro-mechanical meters installed at a meter point measuring different components of the consumption, for instance a sine meter
(measuring reactive power), a single rate meter (measuring kWh) and an MDI meter (measuring maximum demand).


No. of Metering Points = 1



Example 8

Multiple electro-mechanical meters, measuring the same overall consumption of one supply. For instance a single rate meter which acts as an impulse to a 2-rate MRU (multi rate unit) with MD Indicator.


No. of Metering Points = 1




Example 9

Due to leaving existing metering on-site when installing new electronic metering, a site may have a CALMU, a sine meter, a single rate meter and an MDI meter all installed (and all recording).


No. of Metering Points = 1


Example 10

A+B Summators installed at premises where the meter records an overall maximum demand but two sets of "kWh" chargeable consumption.


No. of Metering Points = 1



Example 11

Data collectors installed as well as CALMU meters; in these circumstances, the data collectors will have up to 4 recording devices installed, which relate to different types of half-hourly data (main, check, lag and lead), and there will be two different types of CALMUs which act as the main and check meters.

No. of Metering Points = 1


Example 12 - Unrestricted non half hourly meter

Common arrangement where a single unrestricted non-half hourly meter is installed.



No. of Metering Points = 1


Example 13 - Economy 7: two (or more) rates

Typical Economy 7 meter with "normal" and "low" registers recording consumption at mutually exclusive time periods. Multi-rate meters are treated similarly provided that the time periods of each rate do not overlap.

No. of Metering Points = 1


Example 14 - Related Metering Points

a) Economy 9 Registers recording simultaneously:
1 feeder, 1 meter, two separate electrical circuits (one for heating, one for non-heating) with non-heating consumption "switched" to the low register for 7 hours and heating consumption measured exclusively by the low register for 5+2+2 hours. For 2+2 hours, both registers are running concurrently, although they are measuring separate consumption.


No. of Metering Points = 2

b)  Restricted Hours Supply

1 Feeder, 2 meters, 2 separate electrical circuits (one of which has a restricted hours supply). Registers on each meter can run concurrently although they are measuring separate consumption.



No. of Metering Points = 2

For Settlement purposes 2 different profiles are needed for the 2 circuits and therefore 2 Metering Points are required. However it is not feasible for these 2 Metering Points to be supplied by different Suppliers therefore they are `related'.

Example 15 (Power Key meters with associated credit meters in series)

There are circumstances when on the re-site of a power meter from an intake position to within the customers dwelling, that the existing credit meter is left in situ (e.g. asbestos in the intake position). In these circumstances label is installed/stuck on the credit meter saying that this meter is not to be used for billing purposes but recording units.

 .

No. of Metering Points = 1

Example 16 - Unmetered Supplies

a)  An inventory of streetlamps on one Certificate to which one Standard
Settlement Configuration has been allocated;

No. of Metering Points = 1

b) An inventory of mixed street furniture on one Certificate to which up to four Standard Settlement Configurations has been allocated.

No. of Metering Points = 1 per SSC


Example 17 - Pseudo meters

An equivalent (pseudo) meter creating one half hourly data stream out of LAMP in relation to one inventory of street furniture against which one
Certificate of Unmetered Supply has been allocated.

No. of Metering Points = 1



Example 18 - Non-Pooled Generation
 .
 a)     A small generating set which is non-Pooled has one Code 5 meter recording import and a separate Code 5 meter recording export.


In every case there will be two Metering Points defined. It may also be possible to define an additional (export) Metering Point to facilitate trading.

No. of Metering Points =  2 or 3

b) A small generating set which is non-Pooled has one Code 5 meter recording import and export on different registers.




In every case there will be two Metering Points defined. It may also be possible to define an additional (export) Metering Point to facilitate trading.

No. of Metering Points =  2 or 3


Example 19 - Independent Distribution Networks

Supply though an Independent Distribution Network (IDN) will either

a)      be metered at the boundary to the IDN



No. of Metering Points = 1

b) every supply point (or UMS Certificate) within the IDN will be defined to be a Metering Point



No. of Metering Points = 1 per Supply point within the IDN





SCHEDULE 10
Pool Validation Requirements

Each Host PES in England and Wales's Validation Procedures must comply with the validation requirements set out in this Schedule, in relation to the Pool Requirements for the relevant MPAS Registration System:
The Host PES shall validate all Pool Required Data submitted to the MPAS Registration System before accepting or rejecting the data. For the purpose of this Schedule, "Pool Required Data" is defined as all those items denoted as used by the Host PES's MPAS Registration System in the data catalogue provided under the Pooling and Settlement Agreement.
Upon rejection of data, the Host PES shall set out all the reasons for rejection to the sending market participant.
The Host PES shall ensure that all data for Metering Systems conform with the rules outlined in the following table.

Property          Non Half Hourly
                  Measurement ClassHalf        Hourly Measurement Class

Profile Class     Valid Profile Class (as
                  specified in MDD) required   Profile Class not required
Standard
Settlement
Configuration     Valid Standard Settlement
                  Configuration (as specified
                  in MDD) required             Standard Settlement
                                               Configuration not required

ERS MSID          ERS MSID not required        ERS MSID required if 1998
                                               Trading Arrangement Indicator
                                               initially set to N
                                               ERS MSID not required if
                                               1998 Trading Arrangement
                                               Indicator initially set to Y

1998 Trading
Arrangement
Indicator         Required to be set to Y      Required to be set to either Y
                                               or N.

Data Aggregator
Appointment       Data Aggregator required
                  to be specified as non
                  half hourly in MDD           Data Aggregator required to be
                                               specified as half hourly in MDD
Data Collector
 Appointment      Data Collector required
                  to be specified as non
                  half hourly in MDD           Data Collector required to be
                                               specified as half hourly in
                                               MDD

Line Loss
Factor Class      Valid Line Loss Factor
                  Class (as specified in
                  MDD) required.               Valid Line Loss Factor
                                               Class (as specified in
                                                MDD) required.




For any particular event, the Host PES shall apply one or more of the following validation criteria as appropriate:


1.      The Host PES shall validate that data is sent by the party that is the source of the data as listed in the relevant flow in the Event Log set out in Schedule 3.
2.      Upon receipt of a change to the data within the MPAS Registration
System the Host PES shall validate that any of the following codes involved in the change are valid (in accordance with the Market
Domain Data) on the effective date of the change:
	2. 1    Data Aggregator ID (data item 13 in Schedule 2);
	2.2     Data Collector ID (data item 12 in Schedule 2);
	2.3     Energisation Status (data item 14 in Schedule 2);
	2.4     GSP Group ID (data item 15 in Schedule 2);
	2.5     Line Loss Class ID (data item 6 in Schedule 2);
	2.6     Measurement Class ID (data item 16 in Schedule 2);
	2.7     Meter Operator ID (data item 11 in Schedule 2);
	2.8     Profile Class ID (data item 4 in Schedule 2);
	2.9     Supplier ID (data item 8 in Schedule 2);
	2.10    Standard Settlement Configuration ID (data item 17
in Schedule 2).

3       Upon receipt from a Supplier of changes to the Metering System
Registration Data, the Host PES shall validate that the Supplier is
Registered for that Metering Point on the effective date of the change.
For the purposes of this Schedule:
"Metering System Registration Data" means all Pool Required
Dataassociated with Data Collector appointment; Data Aggregator appointment and Registration, plus Metering System Standing Data.
"Metering System Standing Data" means all Pool Required Data associated with Meter Standing Data, Energisation Status, GSP Group,
Line Loss Factor Class, Measurement Class, Profile Class, Standard
Settlement Configuration and Measurement Quantity.
4.      The Host PES shall validate that the Line Loss Factor Class provided by the Host PES's Distribution Business for a Metering
Point is a valid Line Loss Factor Class for that Host PES's
Distribution Business as specified in the Market Domain Data provided by the Initial Settlement and Reconciliation Agent.
5.      Upon receipt from a Host PES's Distribution Business of changes to the Metering System Registration Data, the Host PES shall validate that the Metering Point is Registered on that Host PES's
MPAS Registration System as specified by the Supply Number.
6.      Upon receipt of creation details for a New Metering Point from the
Host PES's Distribution Business, the Host PES shall validate that the Metering System Standing Data contains the correct Distributor
ID and does not already exist.
7.      Upon receipt of a Registration from a  Supplier, the Host PES shall validate that the Supply Number exists.
8.      Upon a change to data item 4 or 17 in Schedule 2 in respect of a
Metering Point, the Host PES shall validate that the resulting combination of Profile Class and Standard Settlement Configuration
are valid on the effective date of change as specified by the Market
Domain Data provided by the ISR Agent.
9.      An existing Metering Point may only be Registered if, in respect of the Metering Point:
	9.1     the Host PES's Distribution Business has provided all the
relevant data items for which it is the source; and
	9.2     all the data items for which the Supplier is the source have been provided; and
9.3     data item 18 in Schedule 2 is set to 'Y'.

10.     In respect of a New Metering Point, where data item 14 in
Schedule 2 has not yet been provided and data item 18 in Schedule
2 is not set to 'N', the Host PES shall only accept a Registration if:,
	10.1    the Host PES's Distribution Business has provided the
Supply Number, Grid Supply Point ID and Metering Point
Address;
	10.2 the Supplier has quoted the Supply Number and provided the Supply Start Date.
	10.3    data item 18 in Schedule 2 is set to 'Y'.
	Subsequent to Registering such a New Metering Point, the Host
PES shall only accept a change to set data item 14 in Schedule 2 to energised, if:
	10.3 the Host PES's Distribution Business has provided all the relevant data items for which it is the source; and
	10.4 the Supplier has provided all the relevant data items for which it is the source.
11.     Where, in respect of a particular Metering Point, the Host PES's
MPAS Registration System has a value for the Disconnection Date
(data item 20 in Schedule 2), the Host PES shall not accept any Registrations with a Supply Start Date after the Disconnection
Date.



SCHEDULE 11
Scottish Settlement's Validation Requirements

Each Host PES in Scotland's Validation Procedures must comply with the SESL's validation requirements set out in this Schedule, in relation to the Scottish Settlement Requirements for the relevant
MPAS Registration System.
The Host PES shall validate all data required for settlement purposes submitted to the MPAS Registration System before accepting or rejecting the data.
Upon rejection of data, the Host PES shall set out all the reasons for rejection to the sending market participant.
The Host PES shall ensure that all data for Metering Systems conform with the rules outlined in the following table.

Property             Non Half Hourly
                     Measurement Class          Half Hourly Measurement Class

Profile Class        Valid Profile Class (as
                     specified in MDD) required Profile Class not required

Standard Settlement
Configuration        Valid Standard Settlement
                     Configuration (as
                     specified in MDD) required Standard Settlement
                                                Configuration not required
1998 Trading
Arrangement
Indicator            Required to be set to Y     Required to be set to
                                                 either Y or N.

Data Aggregator
 Appointment         Data Aggregator required to
                     be specified as non half
                     hourly in MDD               Data Aggregator required to
                                                 be specified as half hourly
                                                 in MDD
Data Collector
Appointment          Data Collector required to
                     be specified as non half
                     hourly in MDD               Data Collector required to
                                                 be specified as half hourly
                                                 in MDD

Line Loss
Factor Class         Valid Line Loss Factor
                     Class (as specified in
                     MDD) required.              Valid Line Loss Factor Class
                                                 (as specified in MDD) required.


For any particular event, the relevant Host PES in Scotland shall apply one or more of the following validation criteria as appropriate:

1.      The Host PES shall validate that data is sent by the party that is the source of the data as listed in the relevant flow in the Event Log set out in Schedule 3.
2.      Upon receipt of a change to the data within the MPAS Registration
System the Host PES shall validate that:
		any of the following codes involved in the change are valid
(in accordance with the Market Domain Data) on the
effective date of the change:
	2. 1    Data Aggregator ID (data item 13 in Schedule 2);
	2.2     Data Collector ID (data item 12 in Schedule 2);
	2.3     Energisation Status (data item 14 in Schedule 2);
	2.4     Bulk Supply Point Group ID (data item 15 in
Schedule 2);
	2.5     Line Loss Class ID (data item 6 in Schedule 2);
	2.6     Measurement Class ID (data item 16 in Schedule 2);
	2.7     Meter Operator ID (data item 11 in Schedule 2);
	2.8     Profile Class ID (data item 4 in Schedule 2);
	2.9     Supplier ID (data item 8 in Schedule 2);
	2.10    Standard Settlement Configuration ID (data item 17
in Schedule 2).
3       Upon receipt from a Supplier of changes to the Metering System
Registration Data, the Host PES shall validate that the Supplier is
Registered for that Metering Point   on the effective date of the
change.
For the purposes of this Schedule:
"Metering System Registration Data" is defined as all data
required for Settlement purposes associated with Data Collector appointment; Data Aggregator appointment and Registration, plus
Metering System Standing Data.
4.      The Host PES shall validate that the Line Loss Factor Class provided by the Host PES's Distribution Business for a Metering
Point is a valid Line Loss Factor Class for that Host PES's
Distribution Business as specified in the Market Domain Data provided by the Initial Settlement and Reconciliation Agent.
5.      Upon receipt from a Host PES's Distribution Business of changes to the Metering System Registration Data, the Host PES shall validate that the Metering Point is Registered on that Host PES's
MPAS Registration System as specified by the Supply Number.
6.      Upon receipt of creation details for a New Metering Point from the
Host PES's Distribution Business, the Host PES shall validate that the Metering System Standing Data contains the correct Distributor
ID and does not already exist.
7.      Upon receipt of a Registration from a  Supplier, the Host PES shall validate that the Supply Number exists.
8.      Upon a change to data item 4 or 17 in Schedule 2 in respect of a
Metering Point, the Host PES shall validate that the resulting combination of Profile Class and Standard Settlement Configuration
are valid on the effective date of change as specified by the Market
Domain Data provided by the ISR Agent.
9.      An existing Metering Point, unless data item 18 in Schedule 2 is set to 'N',  may only be Registered if, in respect of the Metering Point:
	9.1     the Host PES's Distribution Business has provided all the
relevant data items for which it is the source; and
	9.2     all the data items for which the Supplier is the source have been provided.
10.     In respect of a New Metering Point, where data item 14 in
Schedule 2 has not yet been provided and data item 18 in Schedule
2 is not set to 'N', the Host PES shall only accept a Registration if:,
	10.1    the Host PES's Distribution Business has provided the
Supply Number, Bulk Supply Point Group ID and Metering
Point Address; and
	10.2    the Supplier has quoted the Supply Number and provided
the Supply Start Date.
	Subsequent to Registering such a New Metering Point, the Host
PES shall only accept a change to set data item 14 in Schedule 2 to energised, if:
	10.3    the Host PES's Distribution Business has provided all the
relevant data items for which it is the source; and
	10.4    the Supplier has provided all the relevant data items for
which it is the source.
11.     Where, in respect of a particular Metering Point, the Host PES's
MPAS Registration System has a value for the Disconnection Date
(data item 20 in Schedule 2), the Host PES shall not accept any
Registrations with a Supply Start Date after the Disconnection
Date.




SCHEDULE 12
Outstanding Issues

1.      Enduring Design Authority
The Issues Resolution Group (IRG) is supporting work to develop and implement an enduring design authority for non Settlement provisions arrangements for the post 1998 electricity industry. One proposal is that enduring design authority arrangements might be wholly or partially constituted under this Agreement, with the MRA
Secretariat fulfilling the role of the enduring design authority.
In particular, areas of this Agreement that are likely to be affected by the decision on the scope and role of the enduring design authority will include:
1.      constitution of MEC and the MRA Forum (Clauses 6 and
7);
2.      administration cost recovery (Clause 8); and
3.      change control of both this Agreement and the Data
Transfer Catalogue (Clauses 9 and 10).
2.      Supplier Default
The Director is leading the development of proposals to deal with the consequences of an electricity supplier defaulting on its obligations under one or more industry agreements, the most likely cause being insolvency. Discussions with industry participants are continuing following a recent consultation exercise. It is probable that the proposals agreed as a result of this exercise will require changes to be made to this Agreement to reflect them.
3.      Performance Assurance
The Shadow MEC has been developing processes for performance assurance in relation to parties' obligations under this Agreement which are not covered by other agreements. This development will be continued by MEC. The development of the performance assurance procedures will involve completing the following tasks:
1. agreeing the scope of the MRA performance assurance criteria;
2. identifying the prioritised risk areas in the MRA that are not covered elsewhere and those that are required prior to Controlled Market Start-Up;
3. determining the techniques for enduring MRA performance assurance;
4. planning the development of the detailed performance assurance procedures;
5.      developing the performance assurance procedures;
6. building up the capability to undertake the agreed performance assurance processes;
7. developing appropriate reporting and monitoring arrangements; and
8. developing and implementing the systems to support performance assurance processes and;
9.      developing an appropriate entry process.
4.      Millennium Compliance
Negotiations have been taking place in the context of the PES
Standard Agreements on provisions to apply in the event of millennium related systems failure. The negotiations have failed to resolve the issue which is now to be referred to the Director for its view. Once the issue has been resolved, it is the parties intention that provisions reflecting the agreed position be developed for insertion into the MRA.
5.      Procedure for Objection by Old Supplier
PES s have been in discussion with the Director and with certain
Suppliers in relation to grounds for objection in circumstances where a customer has outstanding debts relating to electricity supplied, including in relation to a previous premises. MEC should consider whether amendments should be made to the existing provisions of Clause 16 to provide appropriate protections, having regard to market developments.

SCHEDULE 13
MRA Service Company Limited

1. BACKGROUND
1.1 Establishment of joint venture: The parties (other than the Pool Agent, SESL and MRASCO) have agreed to establish a joint venture company to carry on the Business.
1.2 MRASCO: MRASCO was incorporated in England on 8
January 1998 and at the date of this Agreement has an authorised share capital of (POUND)100 divided into 100 ordinary shares of (POUND)1 each of which two shares have been issued.
1.3 Shareholders of MRASCO: It is intended that the shareholders of MRASCO shall be limited to the parties to the MRA for the time being and from time to time (other than the Pool Agent, SESL and MRASCO), each of whom shall hold a single share, and any nominee as referred to in paragraph 3.2.1 of this Schedule.
1.4 Regulation of rights: The Shareholders have agreed that their respective rights as shareholders in MRASCO shall be regulated by the provisions of this Schedule (which, for the avoidance of doubt, shall include the provisions of the Annexes hereto) and MRASCO has agreed with the Shareholders to comply with such of the matters contained in this Schedule as relate to MRASCO.
2. ADDITIONAL DEFINITIONS AND INTERPRETATION
2.1 Definitions: In this Schedule, except where the context otherwise requires:
"Articles"

means the Articles of
Association of
MRASCO set out in
Annex 4 to this
Schedule, as the same
may be amended from
time to time;
"Board"
means the board of
directors of
MRASCO;
"Business"
means acting as a
corporate vehicle for
contracting on behalf
of the MRA parties
pursuant to (i) a
resolution of MEC (or
any sub-committee of
it) passed pursuant to
Clause 6 of this
Agreement and
effective by virtue of
the provisions of that
Clause or (ii) a
decision of the
Secretariat acting
within the scope of its
authority which (in
each case) it is
necessary or desirable
to implement by means
of a binding contract
on an arms-length
basis;
"Chairman"

means the chairman of
the Board for the time
being and from time to
time;
"Company Secretary"
means the company
secretary of MRASCO
for the time being and
from time to time;
"Directors"
means the directors of
MRASCO for the time
being and from time to
time;
"Intellectual Property"
means patents, trade
marks,  right in
designs, trade or
business names or
signs, copyright
(whether or not any of
these is registered and
including applications
for registration of any
such thing) and all
right or forms of
protection of a similar
nature or having
equivalent or similar
effect to any of these;
"MRASCO"
means MRA Services
Company Limited
(registered number
3490321);
"MRASCO
Completion Date"

means the date falling
14 Working Days after
the date on which this
Schedule takes effect
or such later date as
may be agreed by
MEC;
"Shareholders"
means the persons for
the time being and
from time to time
registered as holders
of Shares; and
"Shares"
means ordinary shares
of (POUND)1 each in the
capital of MRASCO
and any shares issued
in exchange therefor
by way of conversion
or reclassification and
any shares
representing or
deriving from such
shares as a result of
any increase in or
reorganisation or
variation of the capital
of MRASCO.
2.2 Interpretation: The parties and MRASCO acknowledge and
agree that, notwithstanding any other provision of this
Agreement:
2.2.1 MRASCO is a party to this Agreement solely for the
purposes of this Schedule and is bound only to the
extent of those obligations on its part which are
expressly set out or referred to in this Schedule and
not by any other provision of this Agreement;
2.2.2 MRASCO shall have only such rights under or in
respect of this Agreement as are expressly set out or
referred to in this Schedule;
2.2.3 the consent or agreement of MRASCO shall not be
required to any modification, abrogation,
amendment or suspension of any provision of this
Agreement which is not expressly set out in this
Schedule and MRASCO hereby irrevocably waives
any rights which it might be considered or held to
have to consent or agree to any such modification,
abrogation, amendment or suspension;
2.2.4 within this Agreement the rights of the parties as
Shareholders are set out exclusively in this Schedule
and no other provision of this Agreement shall apply
in the regulation of the rights and obligations of
Shareholders inter se in their capacity as
Shareholders or as between the Shareholders (or any
of them) and MRASCO; and
2.2.5 MRASCO shall take no action (and the
Shareholders shall not take any step which could
cause MRASCO to take any such action) which
could prejudice in any way the rights or interests of
any party under this Agreement and, in particular
(but without limitation) MRASCO shall take no
action relating to or affecting the Settlement
Requirements unless the terms of this Schedule (and
in particular of paragraphs 6, 7 and 9 hereof) have
been adhered to in all respects.
3. ESTABLISHMENT OF MRASCO AND NEW PARTIES
3.1 Completion:  On the MRASCO Completion Date each of
the parties (other than the Pool Agent and SESL), the
Shareholders and MRASCO shall perform its obligations set
out in, and comply with the provisions of, Annex 1 to this
Schedule and procure that the subscribers and the first
directors of MRASCO shall comply with the provisions of
the same Annex 1.
3.2 New Parties:  Upon the accession of a New Party to the
MRA as a Host PES or a Supplier pursuant to an Accession
Agreement the Directors shall either:
3.2.1 transfer to such New Party one Share held by a
nominee in accordance with the provisions of
paragraphs 10.4 and 10.5 of this Schedule; or
3.2.2 allot to such New Party one unissued Share (and the
Shareholders agree that where no Shares are
otherwise available for issue that they will take all
necessary steps to create and/or authorise the issue
of further Shares).
4. MRASCO'S BUSINESS
4.1 Compliance: Each Shareholder agrees with the other
Shareholders to exercise its rights under this Schedule and
as a shareholder in MRASCO so as to ensure that:
4.1.1 MRASCO performs and complies with all its
obligations under this Schedule and complies with
the restrictions (if any) imposed upon it by the
Articles; and
4.1.2 the Business is conducted in accordance with sound
and good business practice with the intention of
breaking even.
4.2 Sole business of MRASCO: The Shareholders and
MRASCO acknowledge and agree that, unless and until the
Shareholders, the Pool Agent and SESL unanimously agree
otherwise in writing, the business of MRASCO shall be
confined to the Business.
4.3 Independence of operations: Each Shareholder
acknowledges and agrees with the other Shareholders and
MRASCO that MRASCO will have complete independence
in its operations and undertakes not to take any action
which obstructs or interferes with, or seeks to obstruct or
interfere with, the Business provided that this paragraph 4.3 shall not affect the manner in which any Shareholder may
exercise its rights in respect of Shares held by it.
5. THE MANAGEMENT OF MRASCO
5.1 Directors:
5.1.1 The Shareholders shall procure that the Directors
shall be all the MEC Members for the time being and
from time to time and each Director shall have as his
alternate for the purposes of this Schedule the
alternate appointed by him pursuant to Clause 6.18
of this Agreement.
5.1.2 The parties shall indemnify MRASCO as set out in
paragraphs 5.1.2.1 to 5.1.2.5 of this Schedule
against all claims, demands, liabilities, losses, costs
and expenses which MRASCO may suffer or incur
by reason of any claim by any Director in connection
with his removal from office as a Director and the
liability to indemnify shall be met:
		5.1.2.1 in the case of the removal of the Director who is the
Provider Member, severally and rateably in
accordance with the proportions set out in Clauses
8.10 and 8.11 of this Agreement by the parties
entitled to appoint the Provider Member;
		5.1.2.2 in the case of the removal of the Director who is the
PES Member, severally and rateably in accordance
with the proportions set out in Clauses 8.10 and
8.11 of this Agreement by the parties entitled to
appoint the PES Member;
		5.1.2.3 in the case of the removal of the Director who is the
Supplier Member, severally and rateably in
accordance with the proportions set out in Clauses
8.10 and 8.11 of this Agreement by the parties
entitled to appoint the Supplier Member;
		5.1.2.4 in the case of the removal of the Director who is the
Pool MEC Member, by the Pool Agent; and
		5.1.2.5 in the case of the removal of the Director who is the
SESL Member, by SESL.
5.2 Chairman: The Chairman shall be the MEC Chairman for
the time being and from time to time.   If the Chairman is
unable to be present at a meeting, he may nominate another
Director (or any Director's alternate) to act as Chairman.   If
neither the Chairman nor his nominee is present within half
an hour after the time appointed for holding the meeting, the
Directors present may appoint any of their number to be
chairman of that meeting.
5.3 Committees: The Directors may delegate any of their
powers to committees of the Board consisting of such
persons as the Directors may resolve. Any such committee
shall exercise only powers expressly delegated to it and shall comply with any regulations imposed on it by the Board.
5.4 Company Secretary: The Company Secretary shall be such
person as may be approved by the unanimous resolution of
the Board from time to time. The Company Secretary shall
be removed by unanimous resolution of the Board.
5.5 Proceedings at Board Meetings:
5.5.1 Voting Rights: Each Director shall have one vote.
The Chairman shall have no vote in his capacity as
Chairman.
5.5.2 Frequency: The Board shall meet at intervals of not
less than once in any period of three months unless
otherwise agreed by the Directors and insofar as
reasonably practicable meetings of the Board shall
follow on immediately from meetings of MEC.  A
meeting of the Board may be convened at any
reasonable time at the request of any Director by
written notice to the Company Secretary.
5.5.3 Meetings: Meetings of the Board may be held by
conference telephone call provided that participants
acknowledge that they can speak to and hear each
other.
5.5.4 Notice: Each of the Directors shall be given notice
by the Company Secretary of each meeting of the
Board setting out details of the time, date and place
of meeting at least 5 Working Days prior to the date
of such meeting, provided that such period of notice
may be shortened for particular meetings by
unanimous written consent of all Directors entitled
to attend and vote thereat.
5.5.5 Quorum: The quorum for meetings of the Board
shall be constituted by the attendance of the
Provider Member, the PES Member and the
Supplier Member (or their alternates) and:
	5.5.5.1 where matters which relate to or affect the
Pool Requirements are to be considered, the
Pool MEC Member (or his/her alternate);
and
	5.5.5.2 where matters which relate to or affect the
Scottish Settlement Requirements are to be
considered, the SESL Member (or his/her
alternate)
in person or participating by conference telephone call
throughout such meeting.
5.5.6 Resolutions: All resolutions of the Board shall be
made by unanimous vote of the Directors present or
participating by conference telephone call.
5.5.7 Written resolutions: A written resolution signed by
all Directors shall be as valid and effective as a
resolution passed unanimously by a meeting of the
Board properly convened and constituted in
accordance with the terms of this Schedule and the
Articles.
5.5.8 Minutes: No later than 5 Working Days after each
Board meeting, the Company Secretary shall
circulate minutes of that meeting to each of the
Directors.
5.6 Exercise of Shareholders' Rights:  the Shareholders shall exercise the rights attaching to their Shares in the manner
best calculated to secure the implementation of decisions
taken by the MEC or MRA Forum (or, on appeal, by the
Director) pursuant to this Agreement, and shall not exercise their rights in a manner which is inconsistent with any such decision.
6. RESERVED MATTERS
The Shareholders shall procure, so far as they are able, that no action shall be taken and no resolution relating to such action shall be passed by MRASCO in respect of the matters set out in Annex 2 to this Schedule, except pursuant to a decision of MEC or the
MRA Forum (as appropriate) or, on appeal, of the Director, taken in accordance with this Agreement.
7. MRASCO EXPENDITURE
7.1 Inclusion of expenditure in budgets:  Anticipated
expenditure of MRASCO shall be included in any budget
prepared pursuant to Clause 8 of this Agreement, and shall
be subject to approval in accordance with that clause.
7.2 MRASCO obligations:  MRASCO shall not incur costs
unless authorised by a budget approved pursuant to Clause
8 of this Agreement, except insofar as necessary in order to comply with legally binding obligations to which it is
subject.
7.3 Authorisation and reimbursement:  Expenditure by
MRASCO shall be authorised by MEC, submitted to the
Secretariat for payment, and reimbursed by the parties
(other than the Pool Agent and SESL) in accordance with
the provisions of Clause 8 of this Agreement and, for the
avoidance of doubt, neither the Pool Agent nor SESL shall
be required to reimburse MRASCO in respect of any such
expenditure.
8. ACCOUNTS
8.1 Annual Accounts: At the end of each of MRASCO's
financial years, or as soon as reasonably practicable
thereafter, MRASCO shall procure that an account shall be
taken of all the assets and liabilities of MRASCO and of all dealings and transactions of MRASCO during such financial
year and that the Board shall prepare a report and accounts
in accordance with the Companies Act 1985 to be audited
within three months after the end of each financial year.
8.2 Audit: Any  party shall have the right at any time to require
MRASCO to instruct the auditors of MRASCO to conduct
a review in respect of the financial affairs of MRASCO. The
cost of such review shall be borne by the party requesting
such review, unless such review is approved by the
Directors in which case it shall be borne by MRASCO. If
any such review is requested, MRASCO shall procure that
MRASCO's auditors are given all reasonable assistance to
complete the review within a reasonable period of time.
9. DISTRIBUTION POLICY
	The Shareholders shall take such action as may be necessary to procure that:
9.1 Annual General Meeting: MRASCO's annual general
meeting at which audited accounts in respect of the
preceding financial year are laid before the Shareholders is held not later than the date falling six months after the end of that financial year;
9.2 Auditors' Report: MRASCO's auditors shall at the expense of MRASCO be instructed to report as to the amount of the
profits available for distribution by MRASCO for each
accounting reference period at the same time as they sign
their report on MRASCO's audited accounts for the
accounting reference period in question; and
9.3 Distribution of Profits: MRASCO distributes to and among the Shareholders within 30 days of approval of the audited
accounts 100 per cent. of its profits available for distribution in each year, subject to the appropriation of such reasonable and proper reserves for working capital or otherwise as the
Board may consider appropriate.
9.4 Shareholder guarantees: If any indemnity, guarantee or
other assurance against loss is given by a Shareholder for
any obligation or liability of MRASCO at the request of
MRASCO, all the other Shareholders shall indemnify such
Shareholder in respect of any liability arising out of such
indemnity, guarantee or other assurance against loss
severally and rateably in accordance with the proportions
set out in Clauses 8.10 and 8.11 of this Agreement.
10. TRANSFER OF SHARES
10.1 Restriction on transfer: Otherwise than in accordance with the following provisions of this paragraph 10 no
Shareholder shall:
10.1.1 pledge, mortgage (whether by way of fixed or
floating charge) or otherwise encumber its legal or
beneficial interest in its Shares; or
10.1.2 sell, transfer or otherwise dispose of any of such
Shares (or any legal or beneficial interest therein); or
10.1.3 enter into any agreement in respect of the votes
attached to Shares; or
10.1.4 agree, whether or not subject to any condition
precedent or subsequent, to do any of the foregoing.
10.2 Intra-group transfers: A Shareholder may transfer its Share to its Affiliate in circumstances where such Affiliate
becomes a party at the same time as such Shareholder
ceases to be a party.
10.3 Retiring Shareholders: If any Shareholder ceases to be a party for any reason (the "Retiring Shareholder"),then
upon written notice to the Retiring Shareholder by any other
Shareholder, the Retiring Shareholder shall transfer at par to a nominee for all the Shareholders (other than the Retiring
Shareholder) selected by the Directors the Share held by the
Retiring Shareholder. All costs and expenses of such
transfer shall be for the account of the Retiring Shareholder.
10.4 Enforced transfer: If a Retiring Shareholder shall fail or refuse to transfer any Shares in accordance with its
obligations under paragraph 10.3, the Directors may
authorise MRASCO to execute and deliver a transfer from
the Retiring Shareholder to a nominee on behalf of the
Retiring Shareholder. MRASCO may accept the
consideration for the transfer and hold it on trust for the
Retiring Shareholder, which acceptance shall be a good
discharge to the nominee and may set off such amount
against the costs and expenses of the transfer. The Directors shall cause the transferee to be registered as the holder of such Shares and following the registration of the transfer the validity of the proceedings shall not be questioned by any
person.
10.5 Nominee's holding: The nominee referred to in paragraphs
10.3 and 10.4 shall hold Shares transferred to it until such time as it is directed by the Directors to transfer them (or some of them) to one or more parties.  For the avoidance of
doubt, wherever in this Schedule a percentage figure of the
number of Shares in issue is referred to, this figure shall be calculated as if all Shares held by the nominee were not in
issue.
11. DURATION AND TERMINATION
This Schedule shall continue in full force and effect until the first to occur of the following events:
11.1 the termination of this Agreement pursuant to Clause 3.4;
11.2 all the Shareholders agree in writing to terminate the
arrangements set out in this Schedule;
11.3 an effective resolution is passed or a binding order is made for the winding up of MRASCO,
provided, however, that this Schedule shall cease to have effect as regards any party who, having been entitled under the terms of this
Schedule to hold Shares, ceases to hold any Shares.
12. SHAREHOLDERS GENERALLY
The Shareholders shall procure that:
12.1 save for any nominee referred to in paragraph 10.3, only the parties (other than the Pool Agent or SESL or any
replacement of the Pool Agent or SESL) shall acquire
Shares (whether by transfer or allotment) and that no party
shall be a Shareholder unless and until it has agreed to be
bound by this Schedule in the capacity of a Shareholder
(which a party (other than the Pool Agent or SESL or any
replacement of the Pool Member or SESL) shall be taken to
have done by being a signatory to this Agreement or
executing an Accession Agreement) (save in the case of the
Pool Agent or SESL whose signature of this Agreement or
execution of an Accession Agreement shall indicate
agreement to being bound by this Schedule but not in the
capacity of Shareholder); and
12.2 the Directors shall neither transfer nor allot any Share or
Shares other than as set out in paragraph 3.2 or 10.4 of this
Schedule and that, save in the case of a nominee as referred to in paragraphs 10.3 and 10.4, no party shall at any point
hold more than one Share.
13. INTELLECTUAL PROPERTY
If and to the extent that any Shareholder discloses any of its
Intellectual Property to MRASCO for use in connection with the
Business, unless it is unable to do so it shall grant, and shall be deemed to have granted from the date of such disclosure, licences of such Intellectual Property to MRASCO for use in connection with the Business and for no other purpose whatsoever. Any such licence shall be irrevocable, non-exclusive, perpetual and royalty-
free. Such licences shall not be capable of assignment or sub-licence by MRASCO.
14. CONFLICT WITH THE ARTICLES
In the event of any ambiguity created by or discrepancy between the provisions of this Schedule and the Articles, then it is the intention that the provisions of this Schedule shall prevail and accordingly the Shareholders shall exercise all voting and other rights and powers available to them so as to give effect to the provisions of this Schedule and shall further, if necessary, procure any required amendment to the Articles.
15. FURTHER ASSURANCE
Each Shareholder shall co-operate with the other Shareholders and execute and deliver to the other Shareholders such other
instruments and documents and take such other actions as may be reasonably requested from time to time in order to carry out, evidence and confirm their rights under, and the intended purpose of, this Schedule.

ANNEX 1

Completion

1. Meeting of the Directors: On the MRASCO Completion Date the parties shall procure the holding of a meeting of the Board and the passing thereat of resolutions:
(A) appointing the MEC Members as Directors;
(B) accepting the resignation as Directors of those persons (if any) who are not MEC Members;
(C) appointing a bank nominated by MEC as MRASCO's bankers and passing such resolutions relating to such appointment as the bank may require;
(D) approving the transfer of the two subscriber shares each to a party other than the Pool Agent, SESL or MRASCO; and
(E) convening an Extraordinary General Meeting of the Company immediately following the conclusion of the meeting of the Directors for the purposes referred to in paragraph 2.
2. Extraordinary General Meeting: Upon the calling of the
Extraordinary General Meeting referred to in paragraph 1 (E), the Shareholders shall procure the giving of consents to short notice in respect of such Extraordinary General Meeting and shall vote thereat in favour of resolutions:
(A) authorising the Directors to issue and allot at par one Share to each party other than the Pool Agent, SESL, MRASCO and the two parties to whom the two subscriber shares in MRASCO have been transferred;
(B) amending Clause 3 of the Memorandum of Association of MRASCO by insertion of the new sub-clause set out in Annex 3 to this Schedule as sub-clause 3(1) and renumbering the remaining sub-clauses accordingly; and
(C) adopting the regulations in the form set out in Annex 4 to this Schedule as the Articles of Association of MRASCO.
3. Initial Subscription for Shares: Forthwith upon the passing of the resolutions of MRASCO pursuant to paragraph 2 each party, save for the Pool Agent, SESL, MRASCO and those two parties to whom transfers are approved under paragraph 1(D) above, shall complete, sign and deliver to MRASCO an application for the allotment to that party of one Share in consideration of the payment by cash of (POUND)1 on allotment in respect of each such Share.
4. Board Meeting: MRASCO shall procure the holding of a further meeting of the Board and the passing thereat of resolutions:
(a) approving the application of each party other than the Pool
Agent, SESL, MRASCO and the two parties to whom the two subscriber shares in MRASCO have been transferred for a Share; and
(b) authorising the name of each party other than the Pool
Agent, SESL or MRASCO to be entered in the Register of Members of MRASCO as holder of one Share and directing the sealing of a certificate in respect thereof.
5. Allotment: Upon receipt of the relevant consideration moneys referred to in paragraph 3, MRASCO shall allot and issue one
Share to each party whose application has been approved pursuant to paragraph 4 and shall register each such party as the holder of that Share and shall prepare, seal and deliver to each party a share certificate in respect thereof in its name.




ANNEX 2

Limitations on Dealings


(i) The acquisition or disposal by MRASCO of any share capital or other securities of any person.

(ii) The reduction of MRASCO's share capital, any variation of the rights attaching to any class of shares in its capital or any redemption, purchase or other acquisition by MRASCO of any Shares or other securities of MRASCO.

(iii) The making of decisions relating to material contracts to which MRASCO is a party or material arrangements between MRASCO and a third party.

(iv) The making of changes to the pricing or trading terms of MRASCO.

(v) The making by MRASCO of a material claim, disclaimer, surrender, election or consent for tax purposes.

(vi) The incurring of costs in respect of any period which are not envisaged by a budget drawn up and approved pursuant to Clause 8 of this Agreement.

(vii) The making of any contract or guarantee with a Shareholder or an Affiliate of a Shareholder.

(viii) The making of any contract of a material nature.

(ix) The obtaining by MRASCO of finance from a third party lender.

(x) The making of any change to MRASCO's Memorandum of Association or the Articles.

(xi) The presentation of any petition for the winding-up of MRASCO or the making of any application for an administration order in relation to MRASCO or for the appointment of an administrator or receiver of MRASCO.

(xii) The commencement, settlement or defence of any litigation, arbitration or other proceedings brought by or against MRASCO in an amount in excess of (POUND)25,000.

(xiii) The increase of the amount of debt with a maturity greater than 3 months owed by MRASCO.

(xiv) The entering into of an agreement of a type or length which is unusual in the context of the Business.




ANNEX 3

Amendment to Objects clause


3(1)    To carry on the business of acting as a corporate vehicle for contracting on behalf of parties to the Master Registration
Agreement dated [               ] 1998 in accordance with the terms
and conditions of that Agreement

ANNEX 4

Form of New Articles

ARTICLES OF ASSOCIATION

THE COMPANIES ACT 1985-1989

ARTICLES OF ASSOCIATION

of

MRA SERVICE COMPANY LIMITED

(Registered No. 349032 )

(adopted by Special Resolution passed on [          ], 1998 )


1. Adoption of Table A

 In these articles "Table A" means Table A scheduled to the Companies (Tables A to F) Regulations 1985 as amended prior to the date of incorporation of the Company. The regulations contained in Table A shall, except where they are excluded or modified by these articles, apply to the Company and, together with these articles, shall constitute the articles of the company. No other regulations set out in any statute concerning companies, or in any statutory instrument or other subordinate legislation made under any statute, shall apply as the regulations or articles of the Company.

2. Interpretation

2.1. Words and expressions which bear particular meanings in Table A shall bear the same meanings in these articles.

2.2. In these articles:

 "Affiliate" means, in respect of any body corporate, a body corporate which is its subsidiary or holding company, or a company which is a subsidiary of that holding company, and each such company;

 "Director" means the Director-General of Electricity Supply appointed pursuant to the Electricity Act 1989;

 "MEC" means the MRA Executive Committee appointed pursuant to the MRA;

 "MEC Members" means the members of the MEC appointed pursuant to the MRA;

 "MRA" means the Master Registration Agreement dated [          ]
1998;

 "MRA Forum" means the body of that name appointed pursuant to the MRA;

 "parties" means parties to the MRA and "party" means a party to the MRA;

 "Retiring Shareholder" has the meaning given to that expression in Article 10.4; and

 "shareholder" means the holder of a share or shares in the Company.

2.3. References in these articles to writing include references to any method of representing or reproducing words in a legible and non-transitory form.

2.4. Headings are for convenience only and shall not affect construction.

2.5. If, and for so long as, the Company has only one member, these articles shall (in the absence of any express provision to the contrary) apply with such modification as may be necessary in relation to such a company.

3. Share Capital

 The authorised share capital of the Company at the date of adoption of this article is (POUND)100 divided in 100 shares of (POUND)1 each.

4. Restriction on Share Ownership

 Save with the prior written consent of the directors, no person other than a nominee as referred to in Articles 9.4 and 9.5 shall be the holder of more than one share of the Company at any time.

5. Rights Attaching to Shares

5.1. The right to vote on the matters set out in Article 5.2 shall constitute rights attaching to the shares. The Shareholders shall procure, so far as they are able, that no action shall be taken or resolution passed by the Company in respect of those matters set out in Article 5.2 except pursuant to a decision of MEC or the MRA forum (as appropriate) or, on appeal, by the Director, taken in accordance with the provisions of the MRA.

5.2. The matters referred to in Article 5.1 are:

5.2.1. the acquisition or disposal by the Company of any share capital or other securities of any person;

5.2.2. the reduction of the Company's share capital, any variation of the rights attaching to any class of shares in its capital or any redemption, purchase or other acquisition by the Company of any shares or other securities of the Company.

5.2.3. the making of decisions relating to material contracts to which the Company is a party or material arrangements between the Company and a third party;

5.2.4. the making of changes to the pricing or trading terms of the Company;

5.2.5. the making by the Company of a material claim, disclaimer, surrender, election or consent for tax purposes;

5.2.6. the incurring of costs in respect of any period which are not envisaged by a budget drawn up and approved pursuant to Clause 8 of the MRA;

5.2.7. the making of any contract or guarantee with a member or an Affiliate of a shareholder;

5.2.8. the making of any contract of a material nature;

5.2.9. the obtaining by the Company of finance from a third party lender;

5.2.10. the making of any change to the Company's
Memorandum of Association or these articles;

5.2.11. the presentation of any petition for the winding-up of the Company or the making of any application for an administration order in relation to the Company or for the appointment of an administrator or receiver of the Company;

5.2.12. the commencement, settlement or defence of any litigation, arbitration or other proceedings brought by or against the Company in an amount in excess of (POUND)25,000;

5.2.13. the increase of the amount of debt with a maturity greater than 3 months owed by the Company; and

5.2.14. the entering into of an agreement of a type or length which is unusual in the context of the business of the Company.

5.3. Each shareholder shall be entitled to dividends in respect of its share calculated in the same proportions as are set out in Clauses 8.10 and 8.11 of the MRA rather than in proportion to the amounts paid up on the shares. Regulation 104 of Table A shall be modified accordingly.


5.4. Subject to the provisions of the Act and to any rights conferred on the holders of any other shares, any share may be issued with or have attached to it such rights and restrictions as the Company may by ordinary resolution decide or, if no such resolution has been passed or so far as the resolution does not make specific provision, as the directors may decide. Regulation 2 of Table A shall not apply.

6. Unissued Shares

 Subject to the provisions of the Act and to these articles, any unissued shares of the company (whether forming part of the original or any increased capital) shall be at the disposal of the directors who may (subject to Article 4) offer, allot, grant options over or otherwise dispose of them to such persons at such times and for such consideration and upon such terms and conditions as they may determine.

7. Initial Authority to Issue Relevant Securities

 Subject to any direction to the contrary which may be given by the Company in general meeting and to Article 4, the directors are unconditionally authorised to exercise all powers of the Company to allot relevant securities. The maximum nominal amount of relevant securities that may be allotted under this authority shall be the nominal amount of the unissued share capital at the date of incorporation of the Company or such other amount as may from time to time be authorised by the Company in general meeting, The authority conferred on the directors by this article shall remain in force for a period of five years from the date of incorporation of the Company but may be revoked varied or renewed from time to time by the Company in general meeting in accordance with the Act.

8. Exclusion of Rights to Offers on a Pre-emptive Basis

 Section 89(1) of the Act shall not apply to the allotment by the Company of any equity security.

9. Transfer of Shares

9.1. The instrument of transfer of a subscriber's share which is not fully paid need not be executed by or on behalf of the transferee. Regulation 23 of Table A shall be modified accordingly.

9.2. Otherwise than in accordance with Articles 9.3 and 9.4 no shareholder shall:

9.2.1. pledge, mortgage (whether by way of fixed or floating charge) or otherwise encumber its legal or beneficial interest in its shares; or

9.2.2. sell, transfer or otherwise dispose of any of such shares (or any legal or beneficial interest therein); or

9.2.3. enter into any agreement in respect of the votes attached to shares; or

9.2.4. agree, whether or not subject to any condition precedent or subsequent, to do any of the foregoing.

9.3. A member may transfer its shares to its Affiliate in circumstances where such Affiliate becomes a party at the same time as such member ceases to be a party.

9.4. Retiring Shareholders: If any shareholder ceases to be a party for any reason (the "Retiring Shareholder"), then
upon written notice to the Retiring Shareholder by any other shareholder, the Retiring Shareholder shall transfer at par to a nominee for all the shareholders (other than the Retiring
Shareholder) selected by the Directors the Share held by the
Retiring Shareholder.   All costs and expenses of such
transfer shall be for the account of the Retiring Shareholder.

9.5. If a Retiring Shareholder shall fail or refuse to transfer any Shares in accordance with its obligations under Article 9.4 the directors may authorise the Company to execute and deliver a transfer from the Retiring Shareholder to a nominee on behalf of the Retiring Shareholder. The
Company may accept the consideration for the transfer and hold it on trust for the Retiring Shareholder, which acceptance shall be a good discharge to the nominee and may set off such amount against the costs and expenses of the transfer. The directors shall cause the transferee to be registered as the holder of such shares and following the registration of the transfer the validity of the proceedings shall not be questioned by any person.

9.6. The nominee referred to in Articles 9.3 and 9.4 shall hold shares transferred to it until such time as it is directed by the directors to transfer them (or some of them) to one or more parties. For the avoidance of doubt, wherever in these Articles a percentage figure of the number of shares in issue is referred to, this figure shall be calculated as if all shares held by the nominee were not in issue.

10. Proceedings at General Meetings

10.1. The quorum at any general meeting shall consist of a majority in number of the Shareholders in person or by proxy. Regulation 40 of Table A shall be modified accordingly.

10.2. If, and for so long as, the company has only one member, that member or the proxy for that member or, where that member is a corporation, its duly authorised representative shall be a quorum at any general meeting of the company or of the holders of any class of shares. Regulation 40 of Table
A shall be modified accordingly.

10.3. The chairman at any general meeting shall not be entitled to a second or casting vote. Regulation 50 of Table A shall not apply.

10.4. In the ease of a corporation a resolution in writing may be signed on its behalf by a director or the secretary of the corporation or by its duly appointed attorney or duly authorised representative. Regulation 53 of Table A shall be extended accordingly.


11. Votes of Members

 At a general meeting, but subject to any rights or restrictions attached to any shares, on a show of hands every member who (being an individual) is present in person or (being a corporation) is present by a duly authorised representative and every proxy for any member (regardless of the number or the holdings of the members for whom he is a proxy) shall have one vote, and on a poll every member who is present in person or by proxy shall have one vote for every share of which he is the holder. Regulation 54 of Table A shall not apply.

12. Delivery of Proxies

 The instrument appointing a proxy and (if required by the directors) any authority under which it is executed or a copy of the authority, certified notarially or in some other manner approved by the directors, may be delivered to the office (or to such other place or to such person as may be specified or agreed by the directors) before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to act or, in case of a poll taken subsequently to the date of the meeting or adjourned meeting, before the time appointed for the taking of the poll, and an instrument of proxy which is not so delivered shall be invalid. The directors may at their discretion treat a faxed or other machine made copy of an instrument appointing a proxy as such an instrument for the purpose of this article. Regulation 62 of Table A shall not apply.

13. Alternate Directors

 Each Director shall have as his alternate for the purposes of these Articles the alternate appointed by him pursuant to Clause 6.18 of the MRA. Regulation 65 of Table A shall not apply.

14. Delegation of Directors' Powers

 The directors may delegate any of their powers (with power to sub-delegate) to committees consisting of such person or persons
(whether directors or not) as they may resolve. Any such committee shall exercise only powers expressly delegated to it and shall comply with any regulations imposed on it by the directors.
Regulation 72 of Table A shall be modified accordingly and references in Table A to a committee of directors or to a director as a member of such a committee shall include a committee established under this article or such person or persons.

15. No Age Limit or Share Qualification

 No director shall be required to retire or vacate his office, and no person shall be ineligible for appointment as a director, by reason of his having attained any particular age. No shareholding qualification for directors shall be required.




16. Exclusion of Rotation Requirements and Other Provisions

 The directors shall be the MEC Members from time to time.
Regulations 73 to 80 (inclusive) and the last sentence of regulation
84 of Table A shall not apply.

17. Disqualification and Removal of Directors

 The office of a director shall be vacated if he ceases to be a MEC
Member.  Regulation 81 of Table A shall not apply.

18. Directors' Gratuities and Pensions

 Regulation 87 of Table A shall not apply.

19. Notice and Conduct of Board Meetings

 Notice of a meeting of the directors shall be deemed to be properly given to a director if it is given to him personally or sent in writing to him at his last known address or any other address given by him to the company for this purpose, or by any other means authorised in writing by the director concerned. Notice shall be given in this manner to all directors including any director who is for the time being absent from the United Kingdom. A director may waive
notice of any meeting either prospectively or retrospectively.  All resolutions of the Board shall be made by unanimous vote of the directors present or participating by conference telephone.  In the case of an equality of votes, the chairman shall not have a second or
casting vote.   Regulation 88 of Table A shall be modified
accordingly.

20. Quorum for Board Meetings

 The quorum for meetings of the board shall be constituted by the attendance of the Provider Member, the PES Member and the Supplier Member (each as defined in the MRA) (or their alternates) and:

20.1. where matters which relate to or affect the Pool
Requirements (as defined in the MRA) are to be considered, the Pool MEC Member (as defined in the MRA) (or his/her alternate); and
20.2. where matters which relate to or affect the Scottish
Settlement Requirements (as defined in the MRA) or issues relating to the administration of the board are to be considered, the SESL Member (as defined in the MRA) (or his/her alternate),

 in person or participating by conference telephone call throughout such meeting. Regulation 89 of Table A shall not apply.

21. Participation in Board Meetings by Telephone

 All or any of the members of the board or any committee of the board may participate in a meeting of the board or that committee by means of a conference telephone call provided that participants
acknowledge that they can speak to and hear each other.   A person
so participating shall be deemed to be present in person at the meeting and shall be entitled to vote or be counted in a quorum
accordingly.   Such a meeting shall be deemed to take place where
the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting is then situated.

22. Resolution in Writing

 A resolution in writing executed by all the directors or by all the members of a committee for the time being shall be as valid and effective as a resolution passed unanimously at a meeting of the board or, as the ease may be, of the committee properly convened and constituted. The resolution may be contained in one document or in several documents in like form each executed by one or more of the directors or members of the committee concerned. A resolution signed by an alternate director need not also be signed by his appointor and, if it is signed by a director who has appointed an alternate director, it need not be signed by the alternate director in that capacity. Regulation 93 of Table A shall not apply.

23. Directors May Vote When Interested

 A director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract with the company shall declare the nature of his interest at a meeting of the
directors in accordance with the Act.   Subject where applicable to
such disclosure, a director shall be entitled to vote in respect of any contract or proposed contract in which he is interested and if he shall do so his vote shall be counted and he shall be taken into
account in ascertaining whether a quorum is present.   Regulations
94 and 95 of Table A shall not apply.

24. Official Seal

 The company may exercise all the powers conferred by the Act with regard to having any official seal and such powers shall be vested in the directors. Subject to the provisions of the Act, any instrument to which an official seal is affixed shall be signed by such persons, if any, as the directors may from time to time determine.

25. Notices

 Any notice or other document may be served on or delivered to any member by the company either personally, or by sending it by post addressed to the member at his registered address or by fax or telex to a number provided by the member for this purpose, or by leaving it at his registered address addressed to the member, or by any other means authorised in writing by the member concerned. In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed a sufficient service on or delivery to all the joint holders. Regulation 112 of Table A shall not apply.




26. Time of Service

 Any notice or other document, if sent by the Company by post, shall be deemed to have been served or delivered twenty four hours after posting and, in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed, stamped and put in the post. Any notice or other document left by the company at a registered address otherwise than by post, or sent by fax or telex or other instantaneous means of transmission, shall be deemed to have been served or delivered when it was so left or sent. Regulation 115 of Table A shall not apply.


ANNEXURE

Initial Budget

An initial Budget has been prepared setting out the costs expected to be incurred in establishing the MRA's Operations for the period 1 April to 30
June 1998. Clause 8.2 of the Agreement states that the Budget for the period 1 July 1998 to 31 March 1999 (i.e. the remainder of the first
Financial Year) will be determined by MEC and will be presented to the MRA Forum for approval at least 40 days before it is due to have effect.
The Budget produced at that time will set out the actual cost incurred to date and hence will comprise a Budget for the first financial year (i.e. 1
April 1998 to 31 March 1999) in full.

The process for producing the Budget for the remainder of the first financial year and for subsequent years will be set out in a detailed
Procedure approved by the MEC. The Budget will be prepared by the MRA Secretariat and agreed by the MEC and be subject to approval by the MRA Forum. The procedure will also set out the process by which actual costs will be monitored against the Budget.

The initial budget for April to June 1998 has been prepared and submitted to the Shadow MEC ("ShMEC") for review. A summary of the budget is attached. This budget is indicative of the likely costs of setting up the MRA Secretariat and the company (MRA Service Company Limited) through which it will operate and is based upon Workpackages submitted to ShMEC for approval.

The budgeted costs embrace the costs of the implementation project, covering the initial set-up activities of the MRA Secretariat and the production of detailed procedures and on-going operational costs of the MRA Secretariat and Data Transfer Catalogue.

For both categories, initially, utilisation of consultants has been assumed, but ShMEC will be seeking to utilise permanent and contractor resources as soon as appropriate in order to contain the overall level of costs.

The attached table sets out the respective PES shares for funding the first quarter's costs (i.e. from 1 April to 30 June 1998), based upon the average number of MPANs in each PESs Authorised Area in the period December
1997 to February 1998. This calculation is in line with clause 8.10 of the MRA. On MRA signature, invoices will be raised for these amounts, adjusted for any funding received for April through the JPW workstream.

The PESs, via the Joint PES Workstream, agreed to fund essential "pre-signature" work on behalf of the Shadow MEC. OFFER agreed that these costs could be recovered from all MRA signatories following signature.
Once these costs have been finalised they will be recharged to MRA signatories liable for such costs over the period 1 April 1998 to 31 March
2000, inclusive of an interest charge of 7% (real). Recovery of these costs for the first year will be affected in the year end reconciliation at 31 March
1999.

At the end of the first year the reconciliation exercise will reflect the share of actual costs incurred during the first financial year across all MRA signatories liable for such costs based upon the actual number of MPANs supplied and registered in each Authorised Area, with full allowance made for interim funding during the year.

Detailed Procedures will be developed by MEC setting out the process by which:

? quarterly charges will be determined and levied on each MRA signatory liable therefor annually; and

? the means by which retrospective amendments will be determined in order to take full account of actual expenditures and the actual number of MPANs in each Authorised Area and the number registered to each supplier, relative to the amounts previously budgeted and charged quarterly during the year.






NAMES, ADDRESSES AND DESCRIPTIONS OF SUBSCRIBERS



For and on behalf of


Authorised Signatory





For and on behalf of


Authorised Signatory







DATED the         day of                         1998

WITNESS to the above signatures:


Exchange House
Primrose Street
London
EC2A 2HS






IN WITNESS whereof the parties have executed this Agreement on the day and year first hereinbefore mentioned.

SIGNED BY .....................................(print name)
duly authorised on behalf of
BRITISH GAS TRADING LTD

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
EAST MIDLANDS ELECTRICITY PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
EASTERN ELECTRICITY PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
LONDON ELECTRICITY PLC

 .......................................................
SIGNED BY .....................................(print name)
duly authorised on behalf of
MANWEB PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
MIDLANDS ELECTRICITY PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
NATIONAL POWER PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
NORTHERN ELECTRIC PLC

 .......................................................



SIGNED BY .....................................(print name)
duly authorised on behalf of
NORWEB PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
NUCLEAR ELECTRIC LTD

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
POWERGEN PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
SCOTTISH HYDRO-ELECTRIC PLC

 .......................................................




SIGNED BY .....................................(print name)
duly authorised on behalf of
SCOTTISH POWER PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
SEEBOARD PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
SOUTH WALES ELECTRICITY PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
SOUTH WESTERN ELECTRICITY PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
SOUTHERN ELECTRIC PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
YORKSHIRE ELECTRICITY GROUP PLC

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
ENERGY POOL FUNDS ADMINISTRATION LIMITED

 .......................................................


SIGNED BY .....................................(print name)
duly authorised on behalf of
SCOTTISH ELECTRICITY SETTLEMENTS LIMITED

 .......................................................



SIGNED BY .....................................(print name)
duly authorised on behalf of
MRA SERVICE COMPANY LIMITED

 .......................................................








DATED

1998



The HOST PESs as named herein

- and -

The SUPPLIERs as named herein

- and -

Energy Pool Funds Administration Limited
(as the Pool Agent)

- and -

Scottish Electricity Settlements Limited

- and -

MRA Service Company Limited



MASTER REGISTRATION AGREEMENT














Herbert
Smith
Exchange
House
Primrose
Street
London EC2A
2HS
Tel: 0171 374-
8000
Fax: 0171
496-0043
Ref:
391/C563/306
14717

INDEX
No.     Clause                                                  Page

PART I: PRELIMINARY
1.      DEFINITIONS AND INTERPRETATION  3
2.      CONDITIONS PRECEDENT    22
3.      COMMENCEMENT, DURATION AND CONTROLLED
MARKET START UP 23
4.      ADDITIONAL PARTIES      24
5.      ENFORCEABILITY OF OBLIGATIONS ON OR BY DATA
AGGREGATORS     25
6.      CONSTITUTION OF MEC     25
7.      CONSTITUTION OF THE MRA FORUM   37
8.      COSTS   42
9.      CHANGE CONTROL  46
10.     DATA TRANSFER CATALOGUE 50
11.     MPAS TECHNICAL CONSTRAINT       54
12.     ERS MIGRATION (ENGLAND AND WALES ONLY)  54
13.     SERVICE AVAILABILITY    55
14.     SERVICE LEVELS AND LIQUIDATED DAMAGES   55
15.     PROCEDURE FOR APPLICATION FOR REGISTRATION BY
A SUPPLIER      62
16.     PROCEDURE FOR OBJECTION BY OLD SUPPLIER 64
17.     CONTACT NOTICE FACILITY 67
18.     ERROR RECTIFICATION     69
19.     RETROSPECTIVE AMENDMENT OF MPAS REGISTRATION
SYSTEM  71
20.     NEW CONNECTIONS, NEW METERING POINTS AND
REGISTRATION
OF NEW SUPPLY NUMBERS   72
21.     DE-REGISTRATION OF SUPPLY NUMBERS       75
22.     FULL REFRESH    75
23.     SELECTIVE REFRESHES     76
24.     CHANGES AND CONFIRMATIONS OF DATA       76
25.     RESENDS 78
26.     REVOCATION OF LICENCE   79
27.     REPORTING       80
28.     ACCURACY VALIDATION OF DATA AND MESSAGE
PROCESSING      81
29.     CHANGE OF SUPPLIER METER READING        84
30.     RECORDS, AUDIT AND NON-FUNCTIONAL
REQUIREMENTS    86
31.     CHARGING        88
32.     BILLING AND PAYMENT     89
33.     LIQUIDATED DAMAGES PAYMENTS CAP AND
LIMITATION OF LIABILITY 93
34.     EVENTS OF DEFAULT AND CONSEQUENCES OF DEFAULT   96
35.     CONFIDENTIALITY 99
36.     FORCE MAJEURE   103
37.     DISPUTES        104
38.     DEROGATIONS     109
39.     TRANSITIONAL ARRANGEMENTS       110
40.     RESTRICTIVE TRADE PRACTICES ACT 110
41.     CONTRACT MANAGEMENT     111
42.     ENTIRE AGREEMENT        111
43.     SEVERABILITY    111
44.     WAIVERS 112
45.     DATA TRANSFER   112
46.     NOTICES 113
47.     ASSIGNMENT AND SUB-CONTRACTING  114
48.     COUNTERPARTS    114
49.     GOVERNING LAW   114
SCHEDULE 1 PARTIES      115
SCHEDULE 2 METERING POINT ADMINISTRATION DATA   119
SCHEDULE 3 EVENT LOG    122
SCHEDULE 4 ACCESSION AGREEMENT  131
SCHEDULE 5 SUPPLY NUMBER FORMAT 133
SCHEDULE 6 POOL REQUIREMENTS (ENGLAND AND WALES)        135
SCHEDULE 7 SCOTTISH SETTLEMENT REQUIREMENTS (SCOTLAND)  166
SCHEDULE 8 SERVICES FOR WHICH CHARGES ARE LEVIED UNDER
THIS AGREEMENT  195
SCHEDULE 9 GUIDANCE ON METERING POINTS  196
SCHEDULE 10 POOL VALIDATION REQUIREMENTS        208
SCHEDULE 11 SCOTTISH SETTLEMENT'S VALIDATION REQUIREMENTS       210
SCHEDULE 12 OUTSTANDING ISSUES  214
SCHEDULE 13 MRA SERVICE COMPANY LIMITED 216
Annexure:  Initial Budget




	146
	148
	166
1

182

1

176



	246


1



